Prospectus June 12, 2018

As with all mutual funds, neither the Securities and Exchange Commission nor the Commodity Futures Trading Commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Name of Fund	Class A
ALPS | Red Rocks Listed Private Equity Fund	LPFAX
ALPS | WMC Research Value Fund	AMWAX
Clough China Fund	CHCAX
ALPS | CoreCommodity Management CompleteCommodities Strategy Fund	JCCSX
RiverFront Asset Allocation Aggressive	RLAAX
RiverFront Asset Allocation Growth	RMBAX
RiverFront Asset Allocation Growth & Income	RAGIX
RiverFront Asset Allocation Moderate	RMOAX
RiverFront Asset Allocation Income & Growth	RCCAX
ALPS | Kotak India Growth Fund	INAAX
ALPS | Metis Global Micro Cap Value Fund	MEAAX

alpsfunds.com

Table of contents

* Effective February 28, 2018, the RiverFront Global Growth Fund changed its name to the RiverFront Asset Allocation Aggressive, the RiverFront Global Allocation Fund changed its name to the RiverFront Asset Allocation Growth, the RiverFront Dynamic Equity Income Fund changed its name to the RiverFront Asset Allocation Growth & Income, the RiverFront Moderate Growth & Income Fund changed its name to the RiverFront Asset Allocation Moderate, and the RiverFront Conservative Income Builder Fund changed its name to the RiverFront Asset Allocation Income & Growth.

2	Prospectus | June 12, 2018

SUMMARY SECTION

ALPS | RED ROCKS LISTED PRIVATE EQUITY FUND (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return, which consists of appreciation on its investments and a variable income stream.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purchases of Class A shares, you may qualify for a sales charge discount. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)

Class A(1)
Maximum sales charge (load) imposed on purchases	5.50%
Maximum deferred sales charge	None
Redemption Fee (as a percentage of exchange price or amount redeemed within 90 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A(1)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.37%
Shareholder Services Fees	0.15%
Other Fund Expenses	0.22%
Acquired Fund Fees and Expenses	0.52%
Total Annual Fund Operating Expenses(2)	1.99%
Fee Waiver and Expense Reimbursement(3)	0.00%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.99%

(1) Effective June 12, 2018, Class A shares commenced operations.

(2) Based on estimated Class A-specific expenses for the first 12 months of operations of Class A shares.

(3)ALPS Advisors, Inc. (the “Adviser”) and Red Rocks Capital LLC (the “Sub-Adviser”) have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Acquired Fund Fees and Expenses, Shareholder Service Fees, brokerage expenses, interest expenses, taxes and extraordinary expenses, to

1.25% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2020. Each of the Adviser and the Sub-Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through this letter agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in this letter agreement or in previous letter agreements; provided however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the date on which the fees or expenses were deferred, as calculated on a monthly basis. The Adviser and the Sub-Adviser may not discontinue this waiver prior to February 28, 2020 without the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example reflects the net operating expenses with expense waivers for the current term of the Fund’s Expense Agreement, which ends February 28, 2020. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$741	$1,140	$1,563	$2,736

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2017, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

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ALPS | RED ROCKS LISTED PRIVATE EQUITY FUND

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

•Equity Securities Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

•Managed Portfolio Risk. The manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

•Private Equity Risk. In addition to the risks associated with the Fund’s direct investments, the Fund is also subject to the underlying risks which affect the Listed Private Equity Companies in which the Fund invests. Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, valuation risk, credit risk, managed portfolio risk and derivatives risk.

•Industry Risk. The Fund’s investments could be concentrated within one industry or group of industries. Any factors detrimental to the performance of such industries will disproportionately impact the Fund. Investments focused in a particular industry are subject to greater risk and are more greatly impacted by market volatility than less concentrated investments.

•Non-U.S. Securities Risk. Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

•Emerging Markets Risk. To the extent that the Fund invests in issuers located in emerging markets, the risk of loss may be heightened by political changes and changes in taxation or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

•Currency Risk. The value of the Fund’s investments may fall as a result of changes in exchange rates.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

To achieve its objective, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in (i) securities of U.S. and non-U.S. companies, including those in emerging markets, listed on a national securities exchange, or foreign equivalent, that have a majority of their assets invested in or exposed to private companies or have as their stated intention to have a majority of their assets invested in or exposed to private companies (“Listed Private Equity Companies”) and (ii) derivatives, including options, futures, forwards, swap agreements and participation notes, that otherwise have the economic characteristics of Listed Private Equity Companies. Although the Fund does not invest directly in private companies, it will be managed with a similar approach: identifying and investing in long-term, high-quality Listed Private Equity Companies.

Listed Private Equity Companies may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies. The determination of whether a company is a Listed Private Equity Company will be made at the time of purchase and a portfolio company’s status will not vary solely as a result of fluctuations in the value of its assets or as a result of the progression of its holdings through the normal stages of a private equity company, including the exit stage. A portfolio company is considered to have a stated intention of investing primarily in private companies if it meets the criteria above under normal circumstances, notwithstanding temporary fluctuations in the public/private values of its private equity portfolio. The inclusion of a company in a recognized Listed Private Equity index will be considered a primary factor in the determination of whether a company is a Listed Private Equity Company.

The Sub-Adviser selects investments from the Listed Private Equity Company universe, across all market capitalizations, pursuant to a proprietary selection methodology using quantitative and qualitative historical results and commonly used financial measurements such as: price-to-book, price-to-sales, price-to-earnings, return on equity and balance sheet analysis. In addition, the Sub-Adviser observes the depth and breadth of company management, including management turnover. Lastly, the Sub-Adviser looks to allocate the portfolio directly and indirectly amongst industry sectors, geographic locations, stage of investment and the year in which the private equity firm or fund makes a commitment or an investment in a fund, asset or business (“vintage year”).

4	Prospectus | June 12, 2018

Annual Total Return (for calendar years ended 12/31)

Investor Class Shares

Best Quarter – June 30, 2009	47.50%
Worst Quarter – December 31, 2008	-48.85%

The Fund’s Investor Class share year-to-date return as of December 31, 2017 was 27.04%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

Average Annual Returns
(for periods ended December 31, 2017)

	1 Year	5 Years	10 Years
Investor Class Shares*
Return Before Taxes	27.04%	13.97%	2.96%
Return After Taxes on Distributions	21.42%	11.41%	0.80%
Return After Taxes on Distributions and Sale of Fund Shares	16.18%	10.08%	1.26%
MSCI World Index (reflects no deduction for fees, expenses or taxes)**	23.07%	12.26%	5.63%
Red Rocks Global Listed Private Equity Index (reflects no deduction for fees, expenses or taxes)***	25.27%	13.94%	3.88%

*The returns shown are for Investor Class shares, a share class that is not presented in this Prospectus, which would have substantially similar returns as Class A shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. The fees and expenses of the Class A shares are higher than the fees and expenses of the share classes used in the table, and therefore, the performance of the Class A shares will be lower than the performance of the share class shown in the table.

**Broad-based securities market index.

***Additional index.

•Derivatives Risk. Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the Sub-Adviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions.

•Small- and Mid-Cap Risk. From time to time, the Fund may invest significantly in small-capitalization and mid-capitalization stocks, which are often more volatile and less liquid than investments in larger companies. The frequency and volume of trading in securities of smaller and mid-size companies may be substantially less than is typical of larger companies. Therefore, the securities of smaller and mid-size companies may be subject to greater and more abrupt price fluctuations. In addition, smaller and mid-size companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market and business failure.

Small- and mid-sized company securities may appreciate faster than those of larger, more established companies for many reasons. For example, small- and mid-sized companies tend to have younger product lines whose distribution and revenues are still maturing.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class A shares were not offered prior to June 12, 2018. The performance shown in the table below for periods prior to June 12, 2018 for Class A shares reflects the performance of the Fund’s Investor Class shares.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index and additional indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

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ALPS | RED ROCKS LISTED PRIVATE EQUITY FUND

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and Red Rocks Capital LLC is the investment sub-adviser to the Fund.

PORTFOLIO MANAGERS

Kirk McCown, Vice President and Portfolio Manager of the Sub-Adviser, has been portfolio manager of the Fund since March 2017. Andrew Drummond, Vice President and Portfolio Manager of the Sub-Adviser, has been portfolio manager of the Fund since March 2017. Wyck Brown, Senior Vice President and Portfolio Manager of the Sub-Adviser, has been portfolio manager of the Fund since March 2017.

PURCHASE AND SALE OF FUND SHARES

The minimum investment in Class A shares is $500 for tax-deferred accounts and $2,500 for other accounts. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions of earnings are taxed as ordinary income, capital gains or qualified dividend income for individual and other noncorporate shareholders subject to tax at federal rates applicable to long-term capital gains. If you invest through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will be subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

6	Prospectus | June 12, 2018

letter agreements; provided however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the date on which the fees or expenses were deferred, as calculated on a monthly basis. The Adviser may not discontinue this waiver prior to February 28, 2020 without the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example reflects the net operating expenses with expense waivers for the current term of the Fund’s Expense Agreement, which ends February 28, 2020. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$661	$967	$1,296	$2,221

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2017, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund invests primarily in common stocks of U.S. companies that the Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management” or the “Sub-Adviser”) believes are undervalued by the marketplace. The Sub-Adviser may invest in companies with any market capitalization, but will emphasize primarily large capitalization companies.

SUMMARY SECTION

ALPS | WMC RESEARCH VALUE FUND (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. Dividend income may be a factor in portfolio selection but is secondary to the Fund’s principal objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purchases of Class A shares, you may qualify for a sales charge discount. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)

Class A(1)
Maximum sales charge (load) imposed on purchases	5.50%
Maximum deferred sales charge	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A(1)
Management Fees	0.95%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.31%
Shareholder Service Fees	0.00%
Other Fund Expenses	0.31%
Total Annual Fund Operating Expenses(2)	1.51%
Fee Waiver and Expense Reimbursement(3)	-0.36%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.15%

(1)Effective June 12, 2018, Class A shares commenced operations.

(2)Based on estimated Class A-specific expenses for the first 12 months of operations of Class A shares.

(3)ALPS Advisors, Inc. (the “Adviser”) has agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 0.90% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2020. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through this letter agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in this letter agreement or in previous

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ALPS | WMC RESEARCH VALUE FUND

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class A shares were not offered prior to June 12, 2018 (though a different class of the Fund’s shares was previously also called “Class A shares”). The performance shown in the table below for periods prior to June 12, 2018 for Class A shares reflects the performance of the Fund’s Investor Class shares. The performance shown for Investor Class shares for periods prior to August 29, 2009, reflects the performance of the Activa Mutual Funds Trust – Activa Value Fund’s Class A shares (as result of a prior reorganization of Activa Mutual Funds Trust – Activa Value Fund’s Class A shares into the Fund’s Investor Class shares), without the effect of any fee and expense limitations or waivers. If Investor Class shares of the Fund had been available during periods prior to August 29, 2009, the performance shown may have been different. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index and an additional index. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

Disciplined portfolio construction techniques are used to manage risk and ensure diversification through investments in a number of different industries and companies.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

•Value Stocks Risk. Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the Fund to be undervalued may actually be appropriately priced.

•Equity Securities Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

•Sector and Securities Selection Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole. Although the Fund does not intend to invest in any particular sector or sectors, the Fund may, from time to time, emphasize investments in one or more sectors.

•Managed Portfolio Risk. The manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

8	Prospectus | June 12, 2018

Average Annual Total Returns
(for periods ended December 31, 2017)

	1 Year	5 Years	10 Years
Investor Class Shares*
Return Before Taxes	6.58%	11.61%	5.57%
Return After Taxes on Distributions	4.27%	8.50%	4.00%
Return After Taxes on Distributions and Sale of Fund Shares	5.06%	8.58%	4.12%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)**	13.66%	14.04%	7.10%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)***	21.83%	15.79%	8.50%

*The returns shown are for Investor Class shares, a share class that is not offered in this Prospectus, which would have substantially similar returns as Class A shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. The fees and expenses of the Class A shares are higher than the fees and expenses of the share classes used in the table, and therefore, the performance of the Class A shares will be lower than the performance of the share class shown in the table.

**Broad-based securities market index.

***Additional index.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and Wellington Management Company LLP is the investment sub-adviser to the Fund.

Best Quarter – June 30, 2009	16.57%
Worst Quarter – December 31, 2008	-21.09%

The Fund’s Investor Class Share year-to-date return as of December 31, 2017 was 12.73%.

After-tax returns are calculated using distributions for the Activa Mutual Funds Trust – Activa Fund – Class A shares for periods prior to August 29, 2009. If Investor Class shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

Annual Total Return (for calendar years ended 12/31)

Investor Class Shares

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ALPS | WMC RESEARCH VALUE FUND

PORTFOLIO MANAGERS

Mark D. Mandel, CFA, Senior Managing Director and Head of Research Portfolios, has managed the Fund since February 2015.

Mary L. Pryshlak, CFA, Senior Managing Director and Director of Global Industry Research has managed the Fund since January 2018.

Jonathan G. White, CFA, Managing Director, and Director, Research Portfolios has managed the Fund since January 2018.

PURCHASE AND SALE OF FUND SHARES

The minimum investment in Class A shares is $500 for tax-deferred accounts and $2,500 for other accounts. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions of earnings are taxed as ordinary income, capital gains or qualified dividend income for individual and other noncorporate shareholders subject to tax at federal rates applicable to long-term capital gains. If you invest through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will be subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10	Prospectus | June 12, 2018

will be permitted to recapture, on a class-by-class basis, expenses it has borne through this letter agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in this letter agreement or in previous letter agreements; provided however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the date on which the fees or expenses were deferred, as calculated on a monthly basis. The Adviser may not discontinue the arrangements described above prior to the dates described above without the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example reflects the net operating expenses with expense waivers for the current term of the Fund’s Expense Agreement, which ends February 28, 2020. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. After one year, the Example does not take into consideration any agreement by the Adviser to waive fees.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$737	$1,150	$1,587	$2,797

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2017, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.

SUMMARY SECTION

CLOUGH CHINA FUND (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purchases of Class A shares, you may qualify for a sales charge discount. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)

Class A(1)
Maximum sales charge (load) imposed on purchases	5.50%
Maximum deferred sales charge	None
Redemption Fee (as a percentage of exchange price or amount redeemed within 30 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A (1)
Management Fees	1.35%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.46%
Shareholder Services Fees	0.00%
Other Fund Expenses	0.46%
Total Annual Fund Operating Expenses(2)	2.06%
Fee Waiver and Expense Reimbursement(3)	-0.11%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.95%

(1)Effective June 12, 2018, Class A shares commenced operations.

(2)Based on estimated Class A-specific expenses for the first 12 months of operations of Class A shares.

(3)ALPS Advisors, Inc. (the “Adviser”) has agreed contractually to limit the operating expenses of the Fund (excluding Acquired Fund Fees and Expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 1.95% for Class A shares through February 28, 2020 (the “Expense Agreement”). During such period, the Adviser will reduce the fee payable with respect to the Fund to the extent of such excess and/or shall reimburse the Fund (or class as applicable) by the amount of such excess. The Adviser

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Clough China Fund

In order to gain exposure to certain issuers, the Fund may participate in market access mechanisms administered by the respective markets, which may be subject to quota controls, heightened liquidity risks and different settlement procedures than would typically be expected with respect to U.S. issuers.

•Emerging Markets Risk. To the extent that the Fund invests in issuers located in emerging markets, the risk may be heightened by political changes and changes in taxation or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

•Currency Risk. The value of the Fund’s investments may fall as a result of changes in exchange rates.

•Non-Diversification Risk. The Fund is “non-diversified,” which means that it may own larger positions in a smaller number of securities than funds that are “diversified.” This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value and total return than a diversified fund.

•Derivatives Risk. Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the Sub-Adviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions.

•Industry and Sector Risk. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund’s performance to be susceptible to the economic, business, or other developments that affect those industries or sectors. Although the Fund does not intend to invest in a particular industry or sector, the Fund may, from time to time, emphasize investments in one or more industries or sectors.

•Small- to Mid-Capitalization Companies Risk. The Fund’s investments in securities of companies with small- to mid-sized market capitalizations can present higher risks than do investments in securities of larger companies. Prices of such securities can be more volatile than the securities of larger capitalization firms and can be more thinly traded. This may result in such securities being less liquid.

•Government Relationship Risk. While companies in China may be subject to limitations on their business relationships under Chinese law, these laws may not be consistent with certain political and security concerns of the U.S. As a result, Chinese companies may have material direct or indirect business relationships with governments that are considered state sponsors of

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

To pursue its objective, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that:

•are organized under the laws of China or Hong Kong;

•are primarily traded on the China or Hong Kong exchanges; or

•derive at least 50% of their revenues from business activities in China or Hong Kong, but which are listed and traded elsewhere.

Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks, depository receipts, exchange traded funds (“ETFs”), rights and warrants. The Fund may invest in securities of all market capitalizations, including companies in emerging markets.

In addition, in order to gain exposure to certain issuers organized under the laws of China or Hong Kong, the Fund may invest in derivative instruments, which may include swaps, futures, options or participatory notes.

The Fund is non-diversified.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

•Equity Securities Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

•Managed Portfolio Risk. The manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

•Non-U.S. Securities Risk. Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

•Geographic Risk. Investing in China or Hong Kong involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to the economic, market, political and local risks of these regions than a fund that is more geographically diversified.

12	Prospectus | June 12, 2018

periods prior to January 15, 2010, reflects the performance of the Old Mutual Funds Trust I - Old Mutual China Fund’s Class A Shares (as result of a prior reorganization of Old Mutual China Fund’s Class A Shares into the Fund’s Investor Class Shares), without the effect of any fee and expense limitations or waivers. If Investor Class Shares of the Fund had been available during periods prior to January 15, 2010, the performance shown may have been different.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

terrorism by the U.S. government, or governments that otherwise have policies in conflict with the U.S. government (an “Adverse Government”). If the Fund invests in companies that have or develop a material business relationship with an Adverse Government, then the Fund will be subject to the risk that these companies’ reputation and price in the market will be adversely affected.

•Portfolio Turnover Risk. The strategy used by the Fund may result in high portfolio turnover. A higher portfolio turnover will result in higher transactional costs and may result in higher taxes when Fund shares are held in a taxable account.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class A shares were not offered prior to June 12, 2018 (though a different class of the Fund’s shares was previously also called “Class A shares”). The performance shown in the table below for periods prior to June 12, 2018 for Class A shares reflects the performance of the Fund’s Investor Class shares. The performance shown for Investor Class Shares for

Annual Total Return (for calendar years ended 12/31)

Investor Class Shares

Best Quarter – June 30, 2009	26.82%
Worst Quarter – March 31, 2008	-21.03%

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Clough China Fund

PURCHASE AND SALE OF FUND SHARES

The minimum investment in Class A shares is $500 for tax-deferred accounts and $2,500 for other accounts. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions of earnings are taxed as ordinary income, capital gains or qualified dividend income for individual and other noncorporate shareholders subject to tax at federal rates applicable to long-term capital gains. If you invest through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will be subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

The Fund’s Investor Class Share year-to-date return as of December 31, 2017 was 41.09%.

After-tax returns are calculated using distributions for the Old Mutual China Fund – Class A Shares for periods prior to January 15, 2010. If Investor Class Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

Average Annual Total Returns
(for periods ended December 31, 2017)

	1 Year	5 Years	10 Years
Investor Class Shares*
Return Before Taxes	41.09%	7.95%	3.80%
Return After Taxes on Distributions	41.14%	7.67%	3.58%
Return After Taxes on Distributions and Sale of Fund Shares	23.47%	6.27%	2.96%
Morgan Stanley Capital International (MSCI) China Index (reflects no deduction for fees, expenses or taxes)	54.07%	9.90%	2.98%

*The returns shown are for Investor Class shares, a share class that is not offered in this Prospectus, which would have substantially similar returns as Class A shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. The fees and expenses of the Class A shares are higher than the fees and expenses of the share classes used in the table, and therefore, the performance of the Class A shares will be lower than the performance of the share class shown in the table.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and Clough Capital Partners LP is the investment sub-adviser to the Fund.

PORTFOLIO MANAGERS

Brian Chen, a Portfolio Manager and Partner of the Sub-Adviser, has been a co-portfolio manager of the Fund since August 2016. Charles I. Clough, Jr., Chief Executive Officer and Portfolio Manager of the Sub-Adviser, has been a co-portfolio manager of the Fund since November 2017. Anupam Bose, a Portfolio Manager of the Sub-Adviser, has been a co-portfolio manager of the Fund since November 2017.

14	Prospectus | June 12, 2018

to which the Subsidiary is obligated to pay the Adviser a management fee at the same rate that the Fund pays its investment adviser, ALPS Advisors, Inc., for services provided to the Fund. The Adviser has agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. The Sub-Adviser has agreed to waive the sub-advisory fee it receives from the Adviser for services provided to the Fund in an amount equal to the sub-advisory fee it receives from the Adviser for services provided to the Subsidiary. These waivers may not be terminated without the consent of the Board of the Fund.

(3)Based on estimated Class A-specific expenses for the first 12 months of operations of Class A shares.

(4)Pursuant to a written agreement (the “Expense Agreement”), the Sub-Adviser has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund operating expenses after fee waiver/expense reimbursements (excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes, and extraordinary expenses) to 1.05% (for Class A shares) of average daily net assets through February 28, 2020. The Adviser has agreed to reduce its fee to the extent that the Sub-Adviser is required to waive its management fee under the agreement described above. The Sub-Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through this letter agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in this letter agreement or in previous letter agreements; provided however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the date on which the fees or expenses were deferred, as calculated on a monthly basis. This waiver may not be terminated prior to February 28, 2020 without approval by the Board of the Fund.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example reflects the net operating expenses with expense waivers for the current term of the Fund’s Expense Agreement, which ends February 28, 2020. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$691	$989	$1,308	$2,209

SUMMARY SECTION

ALPS | CORECOMMODITY MANAGEMENT COMPLETECOMMODITIES STRATEGY FUND (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks to maximize real returns, consistent with prudent investment management.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purchases of Class A shares, you may qualify for a sales charge discount. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)

Class A(1)
Maximum sales charge (load) imposed on purchases	5.50%
Maximum deferred sales charge	None
Redemption fee (as a percentage of exchange price or amount redeemed within 30 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A(1)
Management Fees(2)	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.35%
Shareholder Services Fees	0.15%
Recoupment of Previously Waived Fees	0.01%
Other Fund Expenses	0.19%
Acquired Fund Fees & Expenses	0.02%
Total Annual Fund Operating Expenses(3)	1.47%
Fee Waiver and Expense Reimbursement(4)	0.00%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.47%

(1)Effective June 12, 2018, Class A shares commenced operations.

(2)The Fund intends to invest a portion of its assets in a wholly owned Cayman subsidiary (the “Subsidiary”). The Subsidiary has entered into a separate advisory agreement with ALPS Advisors, Inc. (the “Adviser”), and a separate sub-advisory agreement with CoreCommodity Management, LLC, the Subsidiary’s investment sub-adviser and the Fund’s investment sub-adviser (the “Sub-Adviser”), for the management of the Subsidiary’s portfolio pursuant

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ALPS | CoreCommodity Management CompleteCommodities Strategy Fund

Commodity Investments in which the Fund may invest, either directly and/or indirectly through a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”), include, but are not limited to, commodity futures contracts, commodity swaps, options on commodity futures and commodity-linked notes. The Fund may also from time to time invest in ETFs and master limited partnerships.

The Fund expects to gain exposure to the commodities market indirectly by investing up to 25% of its total assets in the Subsidiary, which is designed to enhance the ability of the Fund to obtain exposure to the commodities market through Commodity Investments consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Subsidiary has the same investment objective and is subject to substantially the same investment policies and investment restrictions as the Fund, except that the Subsidiary (unlike the Fund) will not invest in equity securities and may invest without limitation in commodity swaps and other commodity-linked derivative instruments. The Fund and the Subsidiary are advised by the Adviser and Sub-Adviser.

The Fund complies with applicable investment policies on an aggregate basis with the Subsidiary. The Subsidiary complies with the provisions of the federal securities laws relating to affiliated transactions and custody. The engagement and retention of the advisers to the Subsidiary comply with the initial approval and renewal requirements of the federal securities laws.

The Fund and/or the Subsidiary may invest without limit in investment grade fixed-income securities of varying maturities, including U.S. Treasuries, U.S. Treasury inflation-protected securities (“TIPS”), other U.S. and foreign government securities, corporate bonds and notes, and affiliated and unaffiliated money market funds, to collateralize its Commodity Investments and other derivative exposure on a day-to-day basis.

The Sub-Adviser will use its discretion to determine the percentage of the Fund’s assets allocated to each of the Commodity Equity Investments and Commodity Investments portions of the Fund’s portfolio. Generally, at least 20% of the Fund’s investments, either directly or indirectly through the Subsidiary, will be allocated to each respective portion of the portfolio; provided, however, that at times the Sub-Adviser may choose to lower this minimum exposure level and give greater emphasis to Commodity Equity Investments or Commodity Investments, as the case may be, based on market events such as significant market movements and significant economic events and trends. Generally, the Sub-Adviser will take various factors into account in allocating the assets of the Fund between the Commodity Equity Investments and Commodity Investments portions of its portfolio, including, but not limited to:

•results of proprietary quantitative models developed by the Sub-Adviser;

•Commodity Investments relative price differentials for a range of commodity futures for current delivery as compared to similar commodity futures for future delivery; and

•other market conditions.

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2017, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund seeks to achieve its investment objective by investing, under normal circumstances, directly or indirectly in a combination of commodity-related equity securities (“Commodity Equity Investments”) and commodity futures-linked derivative instruments (“Commodity Investments”) and thereby obtaining exposure to the commodity markets. CompleteCommodities®, as developed by CoreCommodity Management, LLC (the “Sub-Adviser”), is an investment approach that actively combines Commodity Investments and Commodity Equity Investments.

•Commodity Investments are investments in commodity futures contracts, commodity swaps, options on commodity futures, commodity-linked notes and may at times include direct or indirect investments in physical commodities.

•Commodity Equity Investments are generally investments in companies primarily engaged in the production and distribution of commodities and commodity-related products.

With respect to the Commodity Equity Investments portion of its portfolio, the Fund seeks to invest in a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services in the agriculture, base/industrial metals, energy and precious metals sectors. The Sub-Adviser utilizes both quantitative and fundamental analyses for selecting securities for inclusion in the portfolio. The Fund may purchase American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”), or enter into derivative instruments based on the Commodity Equity Investments. The Fund may also from time to time purchase or sell common stock, preferred stock, convertible securities and ETFs.

With respect to the Commodity Investments portion of its portfolio, the Fund seeks to gain exposure to the commodity markets through the use of Commodity Investments.

16	Prospectus | June 12, 2018

changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of default and credit risk as issuers of fixed income securities. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

•Counterparty Risk. A financial institution or other counterparty with whom the Fund does business, or that underwrites, distributes or guarantees any investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund. The Fund may also enter into arrangements with a third-party futures commission merchant or other counterparty pursuant to which such other party undertakes to assume the Fund’s obligations with respect to physically-settled transactions under certain circumstances. A counterparty’s failure to assume such obligations may result in the Fund having to deliver, or accept delivery of, commodities, which could have a materially adverse impact on the Fund’s operations and returns.

•Risks of Investing in Commodity Investments. The value of Commodity Investments may be affected by changes discussed above under “Commodity Risk.” The physical commodities underlying the Commodity Investments from time to time may be heavily concentrated in a limited number of sectors, particularly agriculture, base/industrial metals, energy and precious metals. Concentration in a limited number of sectors may result in a greater degree of volatility. The value of Commodity Investments is expected to rise or fall in response to changes in the underlying commodity or related index. A highly liquid secondary market may not exist for certain Commodity Investments, and there can be no assurance that one will develop. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so.

•Risks of Investing in Commodity Swaps. The Fund (whether directly or through the Subsidiary) may invest in swap agreements to seek to enable the Fund to hedge a position or to gain exposure to commodities or an index without investing in specific commodities or instruments. If a counterparty to a swap agreement becomes bankrupt or otherwise fails to perform its obligations under the swap due to financial difficulties, the Fund could suffer losses. In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio that may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all of the disclosure information provided and to understand that you may lose money by investing in the Fund.

•Commodity Risk. The Fund’s investments in Commodity Equity Investments and Commodity Investments may subject the Fund to significantly greater volatility than investments in traditional securities and involve substantial risks, including risk of a significant portion of their principal value. The commodities markets may fluctuate widely based on a variety of factors. These include changes in overall market movements, domestic and foreign political, economic, geographical or financial events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and/or investor expectations concerning inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds and expectation among market participants that a commodity’s value will soon change. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Because the Fund’s performance is linked to the performance of highly volatile commodities, investors should consider purchasing shares of the Fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of the Fund.

•Derivatives Risk. The use of Commodity Investments and other derivative instruments by the Fund involves risks that are different from, and in many cases greater than, the risk associated with investing in securities. A derivative will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more commodities, securities, currencies or indices. Even a small investment in derivative contracts can have a large impact on the Fund’s market, commodity, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if

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ALPS | CoreCommodity Management CompleteCommodities Strategy Fund

•Equity Risk. The values of equity securities in the Fund will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time. The Fund invests in equity securities of companies engaged in the production and distribution of commodities and commodity-related products and services in the agriculture, base/industrial metals, energy and precious metals sectors and does not measure the performance of direct investment in the underlying commodities and, therefore, may not move in the same direction and to the same extent as the underlying commodities.

•Small- to Mid-Capitalization Companies Risk. The Fund’s investments in securities of companies with small- to mid-sized market capitalizations can present higher risks than do investments in securities of larger companies. Prices of such securities can be more volatile than the securities of larger capitalization firms and can be more thinly traded. This may result in such securities being less liquid.

•Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. In addition, the Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the statement of additional information and could adversely affect the Fund.

•Tax Risk. The Fund intends to treat its income from Commodity Investments and the Subsidiary as qualifying income. The tax treatment of income from Commodity Investments and income from the Subsidiary is not certain under current law, and may be adversely affected by changes in legislation, regulations or other legally binding authority. If the income of the Fund from Commodity Investments or the Subsidiary were treated as nonqualifying income for a regulated investment company (“RIC”). the Fund might not qualify as a RIC. The Fund must remain a RIC to avoid federal income tax at the Fund level.

•Credit Risk. The companies in which the Fund may invest may have their credit rating downgraded, fail financially or be unwilling or unable to make timely payments of interest or principal, thereby reducing the value of the Fund’s portfolio and its income.

•Interest Rate Risk. The fixed-income securities in which the Fund may invest may be of any quality or duration. Duration is a weighted measure of the length of time a bond will pay out and takes into account interest payments that occur throughout the course of holding the bond. In general, the longer the bond’s duration, the more its price will drop as interest rates go up. The value of the Fund’s investments in fixed-income securities will generally decrease when interest rates rise, which means the Fund’s NAV will likewise decrease.

•Risks of Investing in Commodity Futures and Options. The Fund’s participation (whether directly or through the Subsidiary) in the options and futures markets could subject the Fund’s portfolio to certain risks. CoreCommodity’s expectations of movements in the direction of commodities prices may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund’s NAV or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used.

Other risks inherent in the Fund’s use of futures and options (which may be options on securities or options on futures) include, for example, the possible less-than-full correlation between the price of options and futures contracts and movements in the prices of the investments being hedged, and the possible absence of a liquid secondary market for any particular instrument. For example, sale of call options may result in Fund underperformance and/or underperformance relative to other strategies managed by CoreCommodity in periods of general positive market performance. Conversely, sale of uncovered put options may exacerbate Fund losses in periods of general negative market performance. Over-the-counter (“OTC”) options subject the Fund to the risk that a counterparty may default on its obligations.

•Risks of Investing in Commodity-Linked Notes. In addition to commodity risk and general derivatives risk, commodity-linked notes may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive all (or a portion) of the interest due on its investment if there is a loss of value of the underlying investment. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive all or a portion of the principal at maturity of the investment. The lack of a secondary market may make it difficult for the Fund to sell the notes. In addition, an issuer could become bankrupt or otherwise fail to pay.

•Risk of Investing in Commodity Pooled Investment Vehicles. The Fund may, from time to time, invest in certain publicly-traded commodity pools, such as commodity ETFs. Such pools may not meet the definition of an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”), and may not be registered under the 1940 Act. As a consequence, the Fund’s investment in such entities may not be subject to certain protections afforded by the 1940 Act, including, for example, restrictions under the 1940 Act on investments in other investment companies.

18	Prospectus | June 12, 2018

of the Fund’s foreign currency transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency.

•Futures Contracts Risk. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date and time specified when the contract is made. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes and there may at times not be a liquid secondary market for certain futures contracts.

•Options Risk. The price of the options, which is a function of interest rates, volatility, dividends, the exercise price, stock price and other market factors, may change rapidly over time. Price valuations or market movements may not justify purchasing put options on individual securities, stock indexes and ETFs, or, if purchased, the options may expire unexercised, causing the Fund to lose the premium paid for the options. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective. Over the-counter options expose the Fund to counterparty risk.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class A shares were not offered prior to June 12, 2018 (though a different class of the Fund’s shares was previously also called “Class A shares”). The performance shown in the table below for periods prior to June 12, 2018 for Class A shares reflects the performance of the Fund’s Investor Class shares. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index and an additional index. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

•Risks of Investing in Inflation-Protected Securities. The value of inflation-protected securities such as TIPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS and vice versa. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS.

•Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and a Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping a Fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the Fund’s share price and yield and could hurt Fund performance. Prepayments could also create capital gains tax liability in some instances.

•Risk of Investing in Other Investment Companies. To the extent the Fund invests in other investment companies, such as ETFs, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees; that is, there will be a layering of certain fees and expenses.

•Non-U.S. Securities Risk. Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

•Emerging Markets Risk. To the extent that the Fund invests in issuers located in emerging markets, the risk may be heightened by political changes and changes in taxation or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

•Managed Portfolio Risk. The manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

•Currency Risk. The risk that fluctuations in exchange rates between the U.S. dollar and non-U.S. currencies may cause the value of the Fund’s non-U.S. investments to decline in terms of U.S. dollars. Additionally, certain

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ALPS | CoreCommodity Management CompleteCommodities Strategy Fund

the classes do not have the same expenses. The fees and expenses of the Class A shares are higher than the fees and expenses of the share classes used in the table, and therefore, the performance of the Class A shares will be lower than the performance of the share class shown in the table.

**Broad-based securities market index.

***Additional index.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and CoreCommodity Management, LLC is the investment sub-adviser to the Fund.

PORTFOLIO MANAGERS

Robert B. Hyman, Senior Vice President of CoreCommodity Management, LLC, has been the portfolio manager of the Fund and the Cayman Subsidiary since they commenced trading operations in June 2010 (and co-portfolio manager from May 2012 to July 2015).

PURCHASE AND SALE OF FUND SHARES

The minimum investment in Class A shares is $500 for tax-deferred accounts and $2,500 for other accounts. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions of earnings are taxed as ordinary income, capital gains or qualified dividend income for individual and other noncorporate shareholders subject to tax at federal rates applicable to long-term capital gains. If you invest through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will be subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Annual Total Return (for calendar years ended 12/31)

Investor Class Shares

Best Quarter – March 31, 2011	11.14%
Worst Quarter – September 30, 2015	-16.38%

The Fund’s Investor Class share year-to-date return as of December 31, 2017 was 4.60%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

Average Annual Total Returns
(for periods ended December 31, 2017)

	1 Year	5 Years	Since Inception (June 29, 2010)
Investor Class Shares*
Return Before Taxes	4.60%	-5.89%	-1.23%
Return After Taxes on Distributions	3.55%	-6.08%	-1.97%
Return After Taxes on Distributions and Sale of Fund Shares	2.66%	-4.43%	-1.05%
Thomson Reuters / CoreCommodity CRB TR Index (reflects no deduction for fees, expenses or taxes)**	1.66%	-7.79%	-3.44%
Bloomberg Commodity Total Return Index (reflects no deduction for fees, expenses or taxes)***	1.71%	-8.45%	-4.25%

*The returns shown are for Investor Class shares, a share class that is not offered in this Prospectus, which would have substantially similar returns as Class A shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that

20	Prospectus | June 12, 2018

Example

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your cost would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$666	$910	$1,173	$1,923

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2017, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

ALPS Advisors, Inc. (the “Adviser”) and RiverFront Investment Group, LLC (the “Sub-Adviser” or “RiverFront”) seek to achieve the Fund’s investment objective by strategically investing in, and tactically adjusting allocations to, exchange-traded funds (ETFs) that, under normal market conditions, are expected to primarily consist of ETFs sub-advised by RiverFront (“RiverFront ETFs”). The Fund also seeks, under normal market conditions, a target asset allocation, on a look-through basis, of 100% to equities and 0% to fixed-income securities, subject to the variations described below. The Fund’s strategic allocation refers to the Sub-Adviser’s long-term, macro-view targeted allocation of asset class exposure that takes into consideration the Fund’s particular investment objective and risk limitations. The Fund’s tactical adjustments refer to the Sub-Adviser’s periodic (typically quarterly, under normal circumstances) modifications of the Fund’s allocation in response to prevailing market conditions, to seek to emphasize asset classes that have positive momentum.

SUMMARY SECTION

RIVERFRONT ASSET ALLOCATION AGGRESSIVE (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purchases of Class A shares, you may qualify for a sales charge discount. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)

Class A(1)
Maximum sales charge (load) imposed on purchases	5.50%
Maximum deferred sales charge	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A(1)
Management Fees(2)	None
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.25%
Shareholder Services Fees	0.00%
Administrative Fees	0.25%
Acquired Fund Fees and Expenses	0.70%
Total Annual Fund Operating Expenses(3)	1.20%

(1)Effective June 12, 2018, Class A shares commenced operations.

(2)Pursuant to the Fund’s advisory and sub-advisory agreements, neither the Adviser nor the Sub-Adviser receives a management fee from the Fund. However, the Sub-Adviser and the Adviser will indirectly derive management fees to the extent the Fund invests in an ETF or other fund managed by the Sub-Adviser and/or the Adviser, as applicable.

(3) Based on estimated Class A-specific expenses for the first 12 months of operations of Class A shares.

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RiverFront Asset Allocation Aggressive

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

•Affiliated ETF Risk. The Sub-Adviser (and where applicable, the Adviser) receives sub-advisory (or advisory) fees from the underlying RiverFront ETF that are payable to those parties pursuant to the sub-advisory and/or advisory agreements of those underlying RiverFront ETFs. It is possible that a conflict of interest among the Fund and the RiverFront ETFs could affect how the Sub-Adviser fulfills its fiduciary duties to the Fund and the RiverFront ETFs. The Sub-Adviser may have an incentive to take into account the effect on a RiverFront ETF in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that RiverFront ETF. To seek to mitigate risks of conflicts of interest arising from investments in affiliated investment companies, the Fund has adopted an expense structure under which the Fund does not pay advisory fees to either the Adviser or the Sub-Adviser. For non-advisory services, the Fund pays an administrative fee to the administrator in addition to other expenses described in the Fund’s fees and expenses table. These services include general fund administration services, transfer agency services, as well as bookkeeping and accounting services. In addition, while the underlying RiverFront ETFs in which the Fund invests may have different advisory fee rates, the Fund will only invest in RiverFront ETFs subject to the same sub-advisory fee rates as other RiverFront ETFs already in the Fund’s portfolio. There is no assurance that these measures will completely mitigate conflicts of interest in the selection of RiverFront ETFs.

•ETF Investment Risk. Each of the underlying ETFs in which the Fund invests will be subject to its own principal risks, depending on the investment objective, investment strategy, and other characteristics of such underlying ETFs. Those underlying ETF risks may in turn become principal risks of an investment in the Fund. To the extent the Fund invests in other ETFs, including RiverFront ETFs, the Fund’s shareholders will indirectly incur certain fees and expenses of that ETF, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such ETFs, and will be further reduced by the Fund’s own expenses, including the Fund’s administrative fees. ETFs are investment companies that are bought and sold on a securities exchange. The Fund could lose money by investing in an ETF including if the value of the ETF’s investments go down. In addition, the market price

The Fund is designed to meet investor needs for a diversified portfolio solution with a defined objective of long-term growth through a fully managed investment policy utilizing primarily RiverFront ETFs that collectively feature a mix of exposure to equity securities and debt securities (with a strong emphasis on the former) of both United States and foreign issuers, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Variations of up to 20% in the target asset allocation between equities and fixed income securities are permitted. Therefore, under normal conditions, the equity/fixed income allocation in the Fund may be up to 80%/20% instead of the 100%/0% target. The portfolio is built around a strategic allocation which allocates the portfolio’s investments into large, small, and mid-cap equities, and which may include international equities (including emerging markets). During periods of heightened market uncertainty the Fund may hold fixed income RiverFront ETFs. The fixed income ETFs included in the portfolio may hold fixed income instruments of any credit quality, including “junk” bonds, and of any duration. RiverFront may tactically depart from the targeted allocations when certain sectors appear to be over- or under-valued. The equity issuers to which the Fund will have exposure may be issuers of any market capitalization.

The Sub-Adviser researches and implements its fundamental and technical disciplines on a global basis, without focusing on any one particular geographic region or segment. In addition, the investment universe of certain of the RiverFront ETFs in which the Fund invests corresponds with the companies contained in the MSCI ACWI index, which presently includes issuers from 23 developed and 24 emerging markets.

In making strategic asset allocation decisions for a Fund, RiverFront seeks to identify various equity and other asset classes or market sectors that appear to present attractive relative long-term value and capital growth opportunities over a three- to ten-year period, and to position the Fund’s portfolio across asset classes that offer the optimal combination of risk and long-term return potential. After determining the strategic asset allocation for a Fund, RiverFront applies tactical allocation that incorporates price, economic and earnings momentum into the asset allocation decisions. Tactical allocation combines mathematical valuation models with market judgment and technical analysis in making risk-controlled adjustments to the strategic asset allocation in order to take advantage of short-term opportunities.

Certain of the RiverFront ETFs that invest in securities of non-U.S. companies may seek to hedge their currency exposure by entering into currency forward contracts or futures contracts.

Each RiverFront ETF may also invest in common and preferred shares of real estate investment trusts (or REITs), which are companies that invest in real estate, mortgages, and/or construction loans.

Under normal circumstances, the Fund expects at least 25% of its portfolio holdings to be invested in the First Trust RiverFront Dynamic Developed International ETF.

22	Prospectus | June 12, 2018

•Mid-Cap Stock Risk. An underlying ETF may invest significantly in mid-capitalization companies, and each underlying ETF may define “mid-capitalization” differently. Mid-cap stocks are often more volatile and less liquid than investments in large-cap companies, and may be subject to greater and more abrupt price fluctuations. Mid-cap companies may also lack the management experience, financial resources and product diversification of larger companies.

•Limited Investments Risk. The Fund may invest in a limited number of ETFs, and as a consequence, will be more susceptible to fluctuations in performance of, and risks associated with, those ETFs within its portfolio than a similar Fund with a greater number of ETFs within its portfolio.

•Conflicts of Interest Risks. The Fund is subject to certain potential conflicts of interest arising out of the activities of its service providers. For example, the Funds’ distributor, ALPS Portfolio Solutions Distributor, Inc., or its affiliates, currently provide distribution services to certain ETFs which could be purchased by the Fund.

•High Yield Securities Risk. An underlying ETF may invest in high yield securities. High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates. High yield securities are less liquid than investment grade securities and may be difficult to price or sell.

•Non-U.S. Securities Risk. Non-U.S. securities, in which an underlying ETF could invest, are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

•Emerging Markets Risk. An underlying ETF may invest in securities of foreign issuers, which are subject to certain inherent risks, such as political or economic disruptions or instability of the country of issue, the difficulty of predicting international trade patterns, foreign currency fluctuations, and the possibility of imposition of exchange controls. Such securities may also be subject to greater variations in price than securities of domestic corporations. Foreign securities may be less liquid and involve higher transaction costs, as foreign securities markets may be less efficient than U.S. markets. In addition, there may be less publicly available information about a foreign company than about a domestic company.

•of an ETF’s shares may trade at a premium or discount to their net asset value, meaning that the Fund could pay more to purchase shares of an ETF, or receive less in a sale of shares of an ETF, than the net asset value of the ETF. ETFs are also subject to potential liquidity risk because an active trading market for an ETF’s shares may not develop or be maintained, trading of an ETF’s shares may be halted from time to time, or the shares may be de-listed from the exchange.

•Allocation Risk. The performance of the Fund will depend largely on the investment decisions of RiverFront as to strategic asset allocation and tactical adjustments made to the asset allocation. At times, RiverFront’s judgments may prove to be wrong from time to time or for extended periods of time and the Fund may lose money.

•Active Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular asset classes, securities or sectors may prove to be incorrect. Such errors could result in a negative return and a loss to you.

•Sector and Securities Selection Risk. The performance of an underlying ETF is related to the economic sectors that RiverFront may choose to emphasize or deemphasize from time to time, as well as to the individual securities selected by RiverFront within those sectors. The investment returns for particular economic sectors will fluctuate and may be lower than other sectors. In addition, the individual securities chosen for investment within a particular sector may underperform other securities within that same sector.

•Style Investing Risk. To the extent an underlying ETF focuses on a particular style of stocks (such as growth or value), its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. Growth stocks, which are characterized by high price-to-earnings ratios, may be more volatile than value stocks with lower price-to-earnings ratios.

•Small-Cap Stock Risk. An underlying ETF may invest significantly in small-capitalization companies, and each underlying ETF may define “small-capitalization” differently. Small-cap stocks are often more volatile and less liquid than investments in larger companies, and may be subject to greater and more abrupt price fluctuations. In addition, small-cap companies may lack the management experience, financial resources and product diversification of larger companies. Small-cap companies’ earnings and revenues may be less predictable, and there may be less publicly available information about these companies, which can affect the pricing of their shares.

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RiverFront Asset Allocation Aggressive

Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. A Fund can buy or sell futures contracts on portfolio securities or indexes and engage in foreign currency forward contracts. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes and there may at times not be a liquid secondary market for certain futures contracts.

•Real Estate Investment Trust (“REIT”) Risk. Investing in REITs may subject an underlying ETF to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

•Real Estate Investment Trust (“REIT”) Risk. Investing in REITs may subject an underlying ETF to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

•Capital Gains Risk. Because the Fund recently liquidated several long-term positions in its portfolio that had appreciated significantly, it recognized significant long-term capital gains. If the Fund recognizes capital losses prior to October 31, 2018 (the end of its tax year), such losses may partially offset the capital gains. After applying any such losses, the Fund will follow its practice of distributing its net long-term capital gains to shareholders near the end of the calendar year and of designating such distributions as capital gain distributions with respect to its tax year ended on October 31 of the same calendar year. Such “capital gain dividends” will be taxable to shareholders who receive (i.e., are paid) them as long-term capital gains.

The Fund is expected to distribute these realized capital gains in December 2018. For shareholders subject to federal income tax, capital gain distributions are taxable even if they are paid from gains earned by the Funds before a particular shareholder purchased its shares (and thus economically represent a return of that shareholder’s investment). Accordingly, while a shareholder who recently invested in the Fund would receive a return of capital in economic terms, the shareholder could not treat the distribution as a return of capital for tax purposes and the distribution will not reduce the tax basis of its investment in the Fund.

•Interest Rate Risk. The fixed-income securities in which an underlying ETF may invest may be of any credit quality or duration. Duration is a weighted measure of the length of time a bond will pay out and takes into account interest payments that occur throughout the course of holding the bond. In general, the longer the bond’s duration, the more its price will drop as interest rates go up. The value of an underlying ETF’s investments in fixed-income securities will generally decrease when interest rates rise, which means the Fund’s NAV will likewise decrease.

•Currency Risk. The value of the Fund’s investments may fall as a result of changes in exchange rates.

•Equity Securities Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which an underlying ETF invests.

•Income Generation Risk. An underlying ETF may fail to generate anticipated levels of income due to, among other factors, unanticipated market conditions or the materialization of risks associated with certain instruments described below, which failure in turn could negatively impact the underlying ETF’s ability to meet its stated investment objective.

•Hedging Risk. Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position. The Fund or an underlying ETF may also be exposed to the risk it may be required to segregate assets or enter into offsetting positions in connection with investments in derivatives, but such segregation will not limit the Fund’s exposure to loss. An underlying ETF may seek to hedge currency exposure through forward currency contracts and/or futures contracts (which are described under “Futures Contract Risk”). A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date. Contracts to sell foreign currency will generally be expected to limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. In addition, the use of currency hedging will not necessarily eliminate exposure to all currency fluctuations. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines.

•Futures Contract Risk. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date and time specified when the contract is made. Futures contracts traded in the over-the-counter markets are frequently referred to as forward contracts. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position.

24	Prospectus | June 12, 2018

The Fund’s Investor Class share year-to-date return as of December 31, 2017, was 21.19%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

Average Annual Total Returns
(for periods ended December 31, 2017)

	1 Year	5 Years	Since Inception (October 28, 2008)
Investor Class Shares*
Return Before Taxes	21.19%	9.22%	10.18%
Return After Taxes on Distributions	20.05%	7.44%	8.85%
Return After Taxes on Distributions and Sale of Fund Shares	12.94%	6.80%	7.96%
MSCI ACWI (All Country World Index) (reflects no deduction for fees, expenses or taxes)**	23.97%	10.80%	12.11%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)***	21.83%	15.79%	14.51%

*The returns shown are for Investor Class shares, a share class that is not offered in this Prospectus, which would have substantially similar returns as Class A shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. The fees and expenses of the Class A shares are higher than the fees and expenses of the share classes used in the table, and therefore, the performance of the Class A shares will be lower than the performance of the share class shown in the table.

**Broad-based securities market index.

***Additional index.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and RiverFront Investment Group, LLC is the investment sub-adviser to the Fund.

An estimate of this distribution will be posted on the Fund’s website at www.alpsfunds.com when it is available, which is expected to be in December 2018. Please consult your tax adviser about foreign, federal, state, local or other applicable tax laws.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class A shares were not offered prior to June 12, 2018 (though a different class of the Fund’s shares was previously also called “Class A shares”). The performance shown in the table below for periods prior to June 12, 2018 for Class A shares reflects the performance of the Fund’s Investor Class shares. The performance shown for periods prior to September 27, 2010 reflects the performance of the RiverFront Long-Term Growth Fund, a series of Baird Funds, Inc., as a result of a prior reorganization of the Baird Funds - RiverFront Long-Term Growth Fund into the Fund, without the effect of any fee and expense limitations or waivers. If the Fund’s shares had been available during the periods shown, the performance shown may have been lower.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index and an additional index. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Return (for calendar years ended 12/31)

Investor Class Shares

Best Quarter – March 31, 2012	10.66%
Worst Quarter – September 30, 2011	-19.32%

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RiverFront Asset Allocation Aggressive

PORTFOLIO MANAGERS

Michael Jones, CFA of RiverFront Investment Group, LLC, has been a lead portfolio manager of the Fund since its inception in October 2008. Kevin Nicholson, CFA, has been a lead portfolio manager since February 2015. Deva Meenakshisundaram, FRM and Bill Ryder, CFA, CMT have been portfolio managers since February 2018.

PURCHASE AND SALE OF FUND SHARES

The minimum investment in Class A shares is $500 for tax-deferred accounts and $2,500 for other accounts. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. The Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions of earnings are taxed as ordinary income, capital gains or qualified dividend income for individual and other noncorporate shareholders subject to tax at federal rates applicable to long-term capital gains. If you invest through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will be subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

26	Prospectus | June 12, 2018

Example

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$664	$904	$1,163	$1,902

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2017, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

ALPS Advisors, Inc. (the “Adviser”) and RiverFront Investment Group, LLC (the “Sub-Adviser” or “RiverFront”) seek to achieve the Fund’s investment objective of high total investment return (which the Fund regards as the combination of capital appreciation and investment income) by strategically investing in, and tactically adjusting allocations to, exchange-traded funds (ETFs) that, under normal market conditions, are expected to primarily consist of ETFs sub-advised by RiverFront (“RiverFront ETFs”). The Fund also seeks, under normal market conditions, a target asset allocation, on a look-through basis, of 80% to equities and 20% to fixed-income securities, subject to the variations described below. The Fund’s strategic allocation refers to the Sub-Adviser’s long-term, macro-view targeted allocation of asset class exposure that takes into consideration the Fund’s particular investment objective and risk limitations. The Fund’s tactical adjustments refer to the Sub-Adviser’s periodic (typically quarterly, under normal circumstances) modifications of the Fund’s allocation in response to prevailing market conditions, to seek to emphasize asset classes that have positive momentum.

SUMMARY SECTION

RIVERFRONT ASSET ALLOCATION GROWTH (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks to provide high total investment return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purchases of Class A shares, you may qualify for a sales charge discount. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)

Class A(1)
Maximum sales charge (load) imposed on purchases	5.50%
Maximum deferred sales charge	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A(1)
Management Fees(2)	None
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.25%
Shareholder Services Fees	0.00%
Administrative Fees	0.00%
Acquired Fund Fees and Expenses	0.68%
Total Annual Fund Operating Expenses(3)	1.18%

(1)Effective June 12, 2018, Class A shares commenced operations.

(2)Pursuant to the Fund’s advisory and sub-advisory agreements, neither the Adviser nor the Sub-Adviser receives a management fee from the Fund. However, the Sub-Adviser and the Adviser will indirectly derive management fees to the extent the Fund invests in an ETF or other fund managed by the Sub-Adviser and/or the Adviser, as applicable.

(3) Based on estimated Class A-specific expenses for the first 12 months of operations of Class A shares.

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RIVERFRONT ASSET ALLOCATION GROWTH

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

•Affiliated ETF Risk. The Sub-Adviser (and where applicable, the Adviser) receives sub-advisory (or advisory) fees from the underlying RiverFront ETF that are payable to those parties pursuant to the sub-advisory and/or advisory agreements of those underlying RiverFront ETFs. It is possible that a conflict of interest among the Fund and the RiverFront ETFs could affect how the Sub-Adviser fulfills its fiduciary duties to the Fund and the RiverFront ETFs. The Sub-Adviser may have an incentive to take into account the effect on a RiverFront ETF in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that RiverFront ETF. To seek to mitigate risks of conflicts of interest arising from investments in affiliated investment companies, the Fund has adopted an expense structure under which the Fund does not pay advisory fees to either the Adviser or the Sub-Adviser. For non-advisory services, the Fund pays an administrative fee to the administrator in addition to other expenses described in the Fund’s fees and expenses table. These services include general fund administration services, transfer agency services, as well as bookkeeping and accounting services. In addition, while the underlying RiverFront ETFs in which the Fund invests may have different advisory fee rates, the Fund will only invest in RiverFront ETFs subject to the same sub-advisory fee rates as other RiverFront ETFs already in the Fund’s portfolio. There is no assurance that these measures will completely mitigate conflicts of interest in the selection of RiverFront ETFs.

•ETF Investment Risk. Each of the underlying ETFs in which the Fund invests will be subject to its own principal risks, depending on the investment objective, investment strategy, and other characteristics of such underlying ETFs. Those underlying ETF risks may in turn become principal risks of an investment in the Fund. To the extent the Fund invests in other ETFs, including RiverFront ETFs, the Fund’s shareholders will indirectly incur certain fees and expenses of that ETF, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such ETFs, and will be further reduced by the Fund’s own expenses, including the Fund’s administrative fees. ETFs are investment companies that are bought and sold on a securities exchange. The Fund could lose money by investing in an ETF including if the value of the ETF’s investments go down. In addition, the market price

The Fund is designed to meet investor needs for a diversified portfolio solution with a defined objective of growth through a fully managed investment policy utilizing primarily RiverFront ETFs that collectively feature a mix of exposure to equity securities and debt securities (with a strong emphasis on the former) of both United States and foreign issuers, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Variations of up to 20% in the target asset allocation between equities and fixed income securities are permitted. Therefore, under normal conditions, the equity/fixed income allocation in the Fund may range from 60%/40% to 100%/0% instead of the 80%/20% target. The Fund’s portfolio is typically built around a long-term strategic allocation which divides the Fund’s investments into large cap, small cap, mid-cap equities; international equities (including emerging markets); and fixed income securities. The Fund will normally feature a larger allocation to equity ETFs and a smaller allocation to fixed income ETFs. The fixed income ETFs included in the portfolio may hold fixed income instruments of any credit quality, including “junk” bonds, and of any duration. RiverFront may tactically depart from the targeted allocations when certain sectors appear to be over- or under-valued. The equity issuers to which the Fund will have exposure may be issuers of any market capitalization.

The Sub-Adviser researches and implements its fundamental and technical disciplines on a global basis, without focusing on any one particular geographic region or segment. In addition, the investment universe of certain of the RiverFront ETFs in which the Fund invests corresponds with the companies contained in the MSCI ACWI index, which presently includes issuers from 23 developed and 24 emerging markets.

In making strategic asset allocation decisions for a Fund, RiverFront seeks to identify various equity and other asset classes or market sectors that appear to present attractive relative long-term value and capital growth opportunities over a three- to ten-year period, and to position the Fund’s portfolio across asset classes that offer the optimal combination of risk and long-term return potential. After determining the strategic asset allocation for a Fund, RiverFront applies tactical allocation that incorporates price, economic and earnings momentum into the asset allocation decisions. Tactical allocation combines mathematical valuation models with market judgment and technical analysis in making risk-controlled adjustments to the strategic asset allocation in order to take advantage of short-term opportunities.

Certain of the RiverFront ETFs that invest in securities of non-U.S. companies may seek to hedge their currency exposure by entering into currency forward contracts or futures contracts.

Each RiverFront ETF may also invest in common and preferred shares of real estate investment trusts (or REITs), which are companies that invest in real estate, mortgages, and/or construction loans.

Under normal circumstances, the Fund expects at least 25% of its portfolio holdings to be invested in the First Trust RiverFront Dynamic Developed International ETF.

28	Prospectus | June 12, 2018

an underlying ETF’s share price and yield and could hurt performance. Prepayments could also create capital gains tax liability in some instances.

•Style Investing Risk. To the extent an underlying ETF focuses on a particular style of stocks (such as growth or value), its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. Growth stocks, which are characterized by high price-to-earnings ratios, may be more volatile than value stocks with lower price-to-earnings ratios.

•Small-Cap Stock Risk. An underlying ETF may invest significantly in small-capitalization companies, and each underlying ETF may define “small-capitalization” differently. Small-cap stocks are often more volatile and less liquid than investments in larger companies, and may be subject to greater and more abrupt price fluctuations. In addition, small-cap companies may lack the management experience, financial resources and product diversification of larger companies. Small-cap companies’ earnings and revenues may be less predictable, and there may be less publicly available information about these companies, which can affect the pricing of their shares.

•Mid-Cap Stock Risk. An underlying ETF may invest significantly in mid-capitalization companies, and each underlying ETF may define “mid-capitalization” differently. Mid-cap stocks are often more volatile and less liquid than investments in large-cap companies, and may be subject to greater and more abrupt price fluctuations. Mid-cap companies may also lack the management experience, financial resources and product diversification of larger companies.

•High Yield Securities Risk. An underlying ETF may invest in high yield securities. High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates. High yield securities are less liquid than investment grade securities and may be difficult to price or sell.

•Limited Investments Risk. The Fund may invest in a limited number of ETFs, and as a consequence, will be more susceptible to fluctuations in performance of, and risks associated with, those ETFs within its portfolio than a similar Fund with a greater number of ETFs within its portfolio.

of an ETF’s shares may trade at a premium or discount to their net asset value, meaning that the Fund could pay more to purchase shares of an ETF, or receive less in a sale of shares of an ETF, than the net asset value of the ETF. ETFs are also subject to potential liquidity risk because an active trading market for an ETF’s shares may not develop or be maintained, trading of an ETF’s shares may be halted from time to time, or the shares may be de-listed from the exchange.

•Allocation Risk. The performance of the Fund will depend largely on the investment decisions of RiverFront as to strategic asset allocation and tactical adjustments made to the asset allocation. At times, RiverFront’s judgments may prove to be wrong from time to time or for extended periods of time and the Fund may lose money.

•Active Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular asset classes, securities or sectors may prove to be incorrect. Such errors could result in a negative return and a loss to you.

•Sector and Securities Selection Risk. The performance of an underlying ETF is related to the economic sectors that RiverFront may choose to emphasize or deemphasize from time to time, as well as to the individual securities selected by RiverFront within those sectors. The investment returns for particular economic sectors will fluctuate and may be lower than other sectors. In addition, the individual securities chosen for investment within a particular sector may underperform other securities within that same sector.

•Interest Rate Risk. The fixed-income securities in which an underlying ETF may invest may be of any credit quality or duration. Duration is a weighted measure of the length of time a bond will pay out and takes into account interest payments that occur throughout the course of holding the bond. In general, the longer the bond’s duration, the more its price will drop as interest rates go up. The value of an underlying ETF’s investments in fixed-income securities will generally decrease when interest rates rise, which means the Fund’s NAV will likewise decrease.

•Credit Risk. The companies in which an underlying ETF may invest may have their credit rating downgraded, fail financially or be unwilling or unable to make timely payments of interest or principal, thereby reducing the value of an underlying ETF’s portfolio and its income.

•Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and an underlying ETF may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk). Ultimately, any unexpected behavior in interest rates could increase the volatility of

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RIVERFRONT ASSET ALLOCATION GROWTH

at a future date. Contracts to sell foreign currency will generally be expected to limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. In addition, the use of currency hedging will not necessarily eliminate exposure to all currency fluctuations. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines.

•Futures Contract Risk. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date and time specified when the contract is made. Futures contracts traded in the over-the-counter markets are frequently referred to as forward contracts. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. A Fund can buy or sell futures contracts on portfolio securities or indexes and engage in foreign currency forward contracts. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes and there may at times not be a liquid secondary market for certain futures contracts.

•Real Estate Investment Trust (“REIT”) Risk. Investing in REITs may subject an underlying ETF to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

•Capital Gains Risk. Because the Fund recently liquidated several long-term positions in its portfolio that had appreciated significantly, it recognized significant long-term capital gains. If the Fund recognizes capital losses prior to October 31, 2018 (the end of its tax year), such losses may partially offset the capital gains. After applying any such losses, the Fund will follow its practice of distributing its net long-term capital gains to shareholders near the end of the calendar year and of designating such distributions as capital gain distributions with respect to its tax year ended on October 31 of the same calendar year. Such “capital gain dividends” will be taxable to shareholders who receive (i.e., are paid) them as long-term capital gains.

The Fund is expected to distribute these realized capital gains in December 2018. For shareholders subject to federal income tax, capital gain distributions

•Conflicts of Interest Risk. The Fund is subject to certain potential conflicts of interest arising out of the activities of its service providers. For example, the Funds’ distributor, ALPS Portfolio Solutions Distributor, Inc., or its affiliates, currently provide distribution services to certain ETFs which could be purchased by the Fund.

•Non-U.S. Securities Risk. Non-U.S. securities, in which an underlying ETF could invest, are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

•Emerging Markets Risk. An underlying ETF may invest in securities of foreign issuers, which are subject to certain inherent risks, such as political or economic disruptions or instability of the country of issue, the difficulty of predicting international trade patterns, foreign currency fluctuations, and the possibility of imposition of exchange controls. Such securities may also be subject to greater variations in price than securities of domestic corporations. Foreign securities may be less liquid and involve higher transaction costs, as foreign securities markets may be less efficient than U.S. markets. In addition, there may be less publicly available information about a foreign company than about a domestic company.

•Currency Risk. The value of the Fund’s investments may fall as a result of changes in exchange rates.

•Equity Securities Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which an underlying ETF invests.

•Income Generation Risk. An underlying ETF may fail to generate anticipated levels of income due to, among other factors, unanticipated market conditions or the materialization of risks associated with certain instruments described below, which failure in turn could negatively impact the underlying ETF’s ability to meet its stated investment objective.

•Hedging Risk. Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position. The Fund an underlying ETF may also be exposed to the risk it may be required to segregate assets or enter into offsetting positions in connection with investments in derivatives, but such segregation will not limit the Fund’s exposure to loss. An underlying ETF may seek to hedge currency exposure through forward currency contracts and/or futures contracts (which are described under “Futures Contract Risk”). A forward contract on foreign currency is an obligation to purchase or sell a specific currency

30	Prospectus | June 12, 2018

The Fund’s Investor Class share year-to-date return as of December 31, 2017 was 19.37%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

Average Annual Total Returns
(for periods ended December 31, 2017)

	1 Year	5 Years	Since Inception (August 2, 2010)
Investor Class Shares*
Return Before Taxes	19.37%	8.43%	7.56%
Return After Taxes on Distributions	18.90%	7.34%	6.74%
Return After Taxes on Distributions and Sale of Fund Shares	11.35%	6.28%	5.77%
MSCI ACWI (reflects no deduction for fees, expenses or taxes)**	23.97%	10.80%	9.93%
80% MSCI ACWI and 20% Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)***	19.62%	9.10%	8.67%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)***	3.54%	2.10%	3.06%

*The returns shown are for Investor Class shares, a share class that is not offered in this Prospectus, which would have substantially similar returns as Class A shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. The fees and expenses of the Class A shares are higher than the fees and expenses of the share classes used in the table, and therefore, the performance of the Class A shares will be lower than the performance of the share class shown in the table.

**Broad-based securities market index.

***Additional index.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and RiverFront Investment Group, LLC is the investment sub-adviser to the Fund.

are taxable even if they are paid from gains earned by the Funds before a particular shareholder purchased its shares (and thus economically represent a return of that shareholder’s investment). Accordingly, while a shareholder who recently invested in the Fund would receive a return of capital in economic terms, the shareholder could not treat the distribution as a return of capital for tax purposes and the distribution will not reduce the tax basis of its investment in the Fund.

An estimate of this distribution will be posted on the Fund’s website at www.alpsfunds.com when it is available, which is expected to be in December 2018. Please consult your tax adviser about foreign, federal, state, local or other applicable tax laws.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class A shares were not offered prior to June 12, 2018 (though a different class of the Fund’s shares was previously also called “Class A shares”). The performance shown in the table below for periods prior to June 12, 2018 for Class A shares reflects the performance of the Fund’s Investor Class shares. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index and an additional index. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Return (for calendar years ended 12/31)

Investor Class Shares

Best Quarter – March 31, 2012	8.63%
Worst Quarter – September 30, 2011	-16.39%

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RIVERFRONT ASSET ALLOCATION GROWTH

PORTFOLIO MANAGERS

Michael Jones, CFA of RiverFront Investment Group, LLC has been a lead portfolio manager of the Fund since its inception in August 2010. Kevin Nicholson, CFA has been a lead portfolio manager since February 2015. Deva Meenakshisundaram, FRM and Bill Ryder, CFA, CMT have been portfolio managers since February 2018.

PURCHASE AND SALE OF FUND SHARES

The minimum investment in Class A is $500 for tax-deferred accounts and $2,500 for other accounts. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. The Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions of earnings are taxed as ordinary income, capital gains or qualified dividend income for individual and other noncorporate shareholders subject to tax at federal rates applicable to long-term capital gains. If you invest through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will be subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

32	Prospectus | June 12, 2018

Example

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your cost would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$662	$898	$1,153	$1,880

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2017, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

ALPS Advisors, Inc. (the “Adviser”) and RiverFront Investment Group, LLC (the “Sub-Adviser” or “RiverFront”) seek to achieve the Fund’s investment objective by strategically investing in, and tactically adjusting allocations to, exchange-traded funds (ETFs) that, under normal market conditions, are expected to primarily consist of ETFs sub-advised by RiverFront (“RiverFront ETFs”). The Fund also seeks, under normal market conditions, a target asset allocation, on a look-through basis, of 70% to equities and 30% to fixed-income securities, subject to the variations described below. The Fund’s strategic allocation refers to the Sub-Adviser’s long-term, macro-view targeted allocation of asset class exposure that takes into consideration the Fund’s particular investment objective and risk limitations. The Fund’s tactical adjustments refer to the Sub-Adviser’s periodic (typically quarterly, under normal circumstances) modifications of the Fund’s allocation in response to prevailing market conditions, to seek to emphasize asset classes that have positive momentum.

SUMMARY SECTION

RIVERFRONT ASSET ALLOCATION GROWTH & INCOME (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term growth and income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purchases of Class A shares, you may qualify for a sales charge discount. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)

Class A(1)
Maximum sales charge (load) imposed on purchases	5.50%
Maximum deferred sales charge	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A(1)
Management Fees(2)	None
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.25%
Shareholder Services Fees	0.00%
Administrative Fees	0.25%
Acquired Fund Fees and Expenses	0.66%
Total Annual Fund Operating Expenses(3)	1.16%

(1)Effective June 12, 2018, Class A shares commenced operations.

(2)Pursuant to the Fund’s advisory and sub-advisory agreements, neither the Adviser nor the Sub-Adviser receives a management fee from the Fund. However, the Sub-Adviser and the Adviser will indirectly derive management fees to the extent the Fund invests in an ETF or other fund managed by the Sub-Adviser and/or the Adviser, as applicable.

(3) Based on estimated Class A-specific expenses for the first 12 months of operations of Class A shares.

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RIVERFRONT ASSET ALLOCATION GROWTH & INCOME

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

•Affiliated ETF Risk. The Sub-Adviser (and where applicable, the Adviser) receives sub-advisory (or advisory) fees from the underlying RiverFront ETF that are payable to those parties pursuant to the sub-advisory and/or advisory agreements of those underlying RiverFront ETFs. It is possible that a conflict of interest among the Fund and the RiverFront ETFs could affect how the Sub-Adviser fulfills its fiduciary duties to the Fund and the RiverFront ETFs. The Sub-Adviser may have an incentive to take into account the effect on a RiverFront ETF in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that RiverFront ETF. To seek to mitigate risks of conflicts of interest arising from investments in affiliated investment companies, the Fund has adopted an expense structure under which the Fund does not pay advisory fees to either the Adviser or the Sub-Adviser. For non-advisory services, the Fund pays an administrative fee to the administrator in addition to other expenses described in the Fund’s fees and expenses table. These services include general fund administration services, transfer agency services, as well as bookkeeping and accounting services. In addition, while the underlying RiverFront ETFs in which the Fund invests may have different advisory fee rates, the Fund will only invest in RiverFront ETFs subject to the same sub-advisory fee rates as other RiverFront ETFs already in the Fund’s portfolio. There is no assurance that these measures will completely mitigate conflicts of interest in the selection of RiverFront ETFs.

•ETF Investment Risk. Each of the underlying ETFs in which the Fund invests will be subject to its own principal risks, depending on the investment objective, investment strategy, and other characteristics of such underlying ETFs. Those underlying ETF risks may in turn become principal risks of an investment in the Fund. To the extent the Fund invests in other ETFs, including RiverFront ETFs, the Fund’s shareholders will indirectly incur certain fees and expenses of that ETF, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such ETFs, and will be further reduced by the Fund’s own expenses, including the Fund’s administrative fees. ETFs are investment companies that are bought and sold on a securities exchange. The Fund could lose money by investing in an ETF including if the value of the ETF’s investments go down. In addition, the market price

The Fund is designed for investors seeking current income and the potential for their income level to grow over time, while also seeking to manage risk through a combination of capital appreciation and rising dividend payments that exceeds the average yield on global equities generally. The Fund will typically have a substantial allocation to RiverFront ETFs which have exposure to dividend paying stocks; therefore, investors in this Fund should be able to assume a certain degree of portfolio volatility. Variations of up to 20% in the target asset allocation between equities and fixed income securities are permitted. Therefore, under normal conditions, the equity/fixed income allocation in the Fund may range from 50%/50% to 90%/10% instead of the 70%/30% target. The Fund is expected to invest between 50% and 90% of its assets primarily in RiverFront ETFs with exposure to a globally diversified basket of equities (which may include securities of issuers located in emerging markets). The balance of the Fund is expected to be invested primarily in various other income-paying RiverFront ETFs, the assets of which may include corporate debt. The fixed income ETFs included in the portfolio may hold fixed income instruments of any credit quality, including “junk” bonds, and of any duration. RiverFront may tactically depart from the targeted allocations when certain sectors appear to be over- or under-valued. The equity issuers to which the Fund will have exposure may be issuers of any market capitalization.

In making strategic asset allocation decisions for a Fund, RiverFront seeks to identify various equity and other asset classes or market sectors that appear to present attractive relative long-term value and capital growth opportunities over a three- to ten-year period, and to position the Fund’s portfolio across asset classes that offer the optimal combination of risk and long-term return potential. After determining the strategic asset allocation for a Fund, RiverFront applies tactical allocation that incorporates price, economic and earnings momentum into the asset allocation decisions. Tactical allocation combines mathematical valuation models with market judgment and technical analysis in making risk-controlled adjustments to the strategic asset allocation in order to take advantage of short-term opportunities.

Certain of the RiverFront ETFs that invest in securities of non-U.S. companies may seek to hedge their currency exposure by entering into currency forward contracts or futures contracts.

Each RiverFront ETF may also invest in common and preferred shares of real estate investment trusts (or REITs), which are companies that invest in real estate, mortgages, and/or construction loans.

Under normal circumstances, the Fund expects at least 25% of its portfolio holdings to be invested in the First Trust RiverFront Dynamic Developed International ETF.

34	Prospectus | June 12, 2018

behavior in interest rates could increase the volatility of an underlying ETF’s share price and yield and could hurt performance. Prepayments could also create capital gains tax liability in some instances.

•Style Investing Risk. To the extent an underlying ETF focuses on a particular style of stocks (such as growth or value), its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. Growth stocks, which are characterized by high price-to-earnings ratios, may be more volatile than value stocks with lower price-to-earnings ratios.

•Small-Cap Stock Risk. An underlying ETF may invest significantly in small-capitalization companies, and each underlying ETF may define “small-capitalization” differently. Small-cap stocks are often more volatile and less liquid than investments in larger companies, and may be subject to greater and more abrupt price fluctuations. In addition, small-cap companies may lack the management experience, financial resources and product diversification of larger companies. Small-cap companies’ earnings and revenues may be less predictable, and there may be less publicly available information about these companies, which can affect the pricing of their shares.

•Mid-Cap Stock Risk. An underlying ETF may invest significantly in mid-capitalization companies, and each underlying ETF may define “mid-capitalization” differently. Mid-cap stocks are often more volatile and less liquid than investments in large-cap companies, and may be subject to greater and more abrupt price fluctuations. Mid-cap companies may also lack the management experience, financial resources and product diversification of larger companies.

•High Yield Securities Risk. An underlying ETF may invest in high yield securities. High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates. High yield securities are less liquid than investment grade securities and may be difficult to price or sell.

•Limited Investments Risk. The Fund may invest in a limited number of ETFs, and as a consequence, will be more susceptible to fluctuations in performance of, and risks associated with, those ETFs within its portfolio than a similar Fund with a greater number of ETFs within its portfolio.

of an ETF’s shares may trade at a premium or discount to their net asset value, meaning that the Fund could pay more to purchase shares of an ETF, or receive less in a sale of shares of an ETF, than the net asset value of the ETF. ETFs are also subject to potential liquidity risk because an active trading market for an ETF’s shares may not develop or be maintained, trading of an ETF’s shares may be halted from time to time, or the shares may be de-listed from the exchange.

•Allocation Risk. The performance of the Fund will depend largely on the investment decisions of RiverFront as to strategic asset allocation and tactical adjustments made to the asset allocation. At times, RiverFront’s judgments may prove to be wrong from time to time or for extended periods of time and the Fund may lose money.

•Active Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular asset classes, securities or sectors may prove to be incorrect. Such errors could result in a negative return and a loss to you.

•Sector and Securities Selection Risk. The performance of an underlying ETF is related to the economic sectors that RiverFront may choose to emphasize or deemphasize from time to time, as well as to the individual securities selected by RiverFront within those sectors. The investment returns for particular economic sectors will fluctuate and may be lower than other sectors. In addition, the individual securities chosen for investment within a particular sector may underperform other securities within that same sector.

•Interest Rate Risk. The fixed-income securities in which an underlying ETF may invest may be of any credit quality or duration. Duration is a weighted measure of the length of time a bond will pay out and takes into account interest payments that occur throughout the course of holding the bond. In general, the longer the bond’s duration, the more its price will drop as interest rates go up. The value of the underlying ETF’s investments in fixed-income securities will generally decrease when interest rates rise, which means the Fund’s NAV will likewise decrease.

•Credit Risk. The companies in which an underlying ETF may invest may have their credit rating downgraded, fail financially or be unwilling or unable to make timely payments of interest or principal, thereby reducing the value of the underlying ETF’s portfolio and its income.

•Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and an underlying ETF may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk). Ultimately, any unexpected

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RIVERFRONT ASSET ALLOCATION GROWTH & INCOME

at a future date. Contracts to sell foreign currency will generally be expected to limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. In addition, the use of currency hedging will not necessarily eliminate exposure to all currency fluctuations. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines.

•Futures Contract Risk. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date and time specified when the contract is made. Futures contracts traded in the over-the-counter markets are frequently referred to as forward contracts. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. A Fund can buy or sell futures contracts on portfolio securities or indexes and engage in foreign currency forward contracts. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes and there may at times not be a liquid secondary market for certain futures contracts.

•Real Estate Investment Trust (“REIT”) Risk. Investing in REITs may subject an underlying ETF to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

•Capital Gains Risk. Because the Fund recently liquidated several long-term positions in its portfolio that had appreciated significantly, it recognized significant long-term capital gains. If the Fund recognizes capital losses prior to October 31, 2018 (the end of its tax year), such losses may partially offset the capital gains. After applying any such losses, the Fund will follow its practice of distributing its net long-term capital gains to shareholders near the end of the calendar year and of designating such distributions as capital gain distributions with respect to its tax year ended on October 31 of the same calendar year. Such “capital gain dividends” will be taxable to shareholders who receive (i.e., are paid) them as long-term capital gains.

The Fund is expected to distribute these realized capital gains in December 2018. For shareholders subject to federal income tax, capital gain distributions

•Conflicts of Interest Risk. The Fund is subject to certain potential conflicts of interest arising out of the activities of its service providers. For example, the Funds’ distributor, ALPS Portfolio Solutions Distributor, Inc., or its affiliates, currently provide distribution services to certain ETFs which could be purchased by the Fund.

•Non-U.S. Securities Risk. Non-U.S. securities, in which an underlying ETF could invest, are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

•Emerging Markets Risk. An underlying ETF may invest in securities of foreign issuers, which are subject to certain inherent risks, such as political or economic disruptions or instability of the country of issue, the difficulty of predicting international trade patterns, foreign currency fluctuations, and the possibility of imposition of exchange controls. Such securities may also be subject to greater variations in price than securities of domestic corporations. Foreign securities may be less liquid and involve higher transaction costs, as foreign securities markets may be less efficient than U.S. markets. In addition, there may be less publicly available information about a foreign company than about a domestic company.

•Currency Risk. The value of the Fund’s investments may fall as a result of changes in exchange rates.

•Equity Securities Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which an underlying ETF invests.

•Income Generation Risk. An underlying ETF may fail to generate anticipated levels of income due to, among other factors, unanticipated market conditions or the materialization of risks associated with certain instruments described below, which failure in turn could negatively impact the underlying ETF’s ability to meet its stated investment objective.

•Hedging Risk. Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position. The Fund or an underlying ETF may also be exposed to the risk it may be required to segregate assets or enter into offsetting positions in connection with investments in derivatives, but such segregation will not limit the Fund’s exposure to loss. An underlying ETF may seek to hedge currency exposure through forward currency contracts and/or futures contracts (which are described under “Futures Contract Risk”). A forward contract on foreign currency is an obligation to purchase or sell a specific currency

36	Prospectus | June 12, 2018

The Fund’s Investor Class share year-to-date return as of December 31, 2017 was 17.31%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

Average Annual Total Returns
(for periods ended December 31, 2017)

	1 Year	5 Years	Since Inception (August 2, 2010)
Investor Class Shares*
Return Before Taxes	17.31%	8.69%	8.24%
Return After Taxes on Distributions	16.37%	7.45%	7.28%
Return After Taxes on Distributions and Sale of Fund Shares	10.56%	6.45%	6.29%
MSCI ACWI (reflects no deduction for fees, expenses or taxes)**	23.97%	10.80%	9.93%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)***	3.54%	2.10%	3.06%
70% MSCI ACWI and 30% Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)***	17.50%	8.24%	8.02%

*The returns shown are for Investor Class shares, a share class that is not offered in this Prospectus, which would have substantially similar returns as Class A shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. The fees and expenses of the Class A shares are higher than the fees and expenses of the share classes used in the table, and therefore, the performance of the Class A shares will be lower than the performance of the share class shown in the table.

**Broad-based securities market index.

***Additional index.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and RiverFront Investment Group, LLC is the investment sub-adviser to the Fund.

are taxable even if they are paid from gains earned by the Funds before a particular shareholder purchased its shares (and thus economically represent a return of that shareholder’s investment). Accordingly, while a shareholder who recently invested in the Fund would receive a return of capital in economic terms, the shareholder could not treat the distribution as a return of capital for tax purposes and the distribution will not reduce the tax basis of its investment in the Fund.

An estimate of this distribution will be posted on the Fund’s website at www.alpsfunds.com when it is available, which is expected to be in December 2018. Please consult your tax adviser about foreign, federal, state, local or other applicable tax laws.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class A shares were not offered prior to June 12, 2018 (though a different class of the Fund’s shares was previously also called “Class A shares”). The performance shown in the table below for periods prior to June 12, 2018 for Class A shares reflects the performance of the Fund’s Investor Class shares. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index and additional indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Return (for calendar years ended 12/31)

Investor Class Shares

Best Quarter – December 31, 2011	8.49%
Worst Quarter – September 30, 2011	-13.71%

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RIVERFRONT ASSET ALLOCATION GROWTH & INCOME

PORTFOLIO MANAGERS

Michael Jones, CFA of RiverFront Investment Group, LLC has been a lead portfolio manager of the Fund since its inception in August 2010. Kevin Nicholson, CFA has been a lead portfolio manager since February 2015. Deva Meenakshisundaram, FRM and Bill Ryder, CFA, CMT have been portfolio managers since February 2018.

PURCHASE AND SALE OF FUND SHARES

The minimum investment in Class A shares is $500 for tax-deferred accounts and $2,500 for other accounts. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. The Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions of earnings are taxed as ordinary income, capital gains or qualified dividend income for individual and other noncorporate shareholders subject to tax at federal rates applicable to long-term capital gains. If you invest through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will be subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

38	Prospectus | June 12, 2018

Example

The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your cost would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$652	$869	$1,102	$1,772

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2017, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

ALPS Advisors, Inc. (the “Adviser”) and RiverFront Investment Group, LLC (the “Sub-Adviser” or “RiverFront”) seek to achieve the Fund’s investment objective by strategically investing in, and tactically adjusting allocations to, exchange-traded funds (ETFs) that, under normal market conditions, are expected to primarily consist of ETFs sub-advised by RiverFront (“RiverFront ETFs”). The Fund also seeks, under normal market conditions, a target asset allocation, on a look-through basis, of 50% to equities and 50% to fixed-income securities, subject to the variations described below. The Fund’s strategic allocation refers to the Sub-Adviser’s long-term, macro-view targeted allocation of asset class exposure that takes into consideration the Fund’s particular investment objective and risk limitations. The Fund’s tactical adjustments refer to the Sub-Adviser’s periodic (typically quarterly, under normal circumstances) modifications of the Fund’s allocation in response to prevailing market conditions, to seek to emphasize asset classes that have positive momentum.

The Fund is designed for investors seeking current income and the potential for increased income over time by providing exposure to both equity and fixed income investments consistent with a level of risk that the Sub-Adviser believes

SUMMARY SECTION

RIVERFRONT ASSET ALLOCATION MODERATE (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks, and (2) growth of capital.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purchases of Class A shares, you may qualify for a sales charge discount. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)

Class A(1)
Maximum sales charge (load) imposed on purchases	5.50%
Maximum deferred sales charge	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A(1)
Management Fees(2)	None
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.25%
Shareholder Services Fees	0.00%
Administrative Fees	0.25%
Acquired Fund Fees and Expenses	0.56%
Total Annual Fund Operating Expenses(3)	1.06%

(1)Effective June 12, 2018, Class A shares commenced operations.

(2)Pursuant to the Fund’s advisory and sub-advisory agreements, neither the Adviser nor the Sub-Adviser receives a management fee from the Fund. However, the Sub-Adviser and the Adviser will indirectly derive management fees to the extent the Fund invests in an ETF or other fund managed by the Sub-Adviser and/or the Adviser, as applicable.

(3) Based on estimated Class A-specific expenses for the first 12 months of operations of Class A shares.

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RIVERFRONT ASSET ALLOCATION MODERATE

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

•Affiliated ETF Risk. The Sub-Adviser (and where applicable, the Adviser) receives sub-advisory (or advisory) fees from the underlying RiverFront ETF that are payable to those parties pursuant to the sub-advisory and/or advisory agreements of those underlying RiverFront ETFs. It is possible that a conflict of interest among the Fund and the RiverFront ETFs could affect how the Sub-Adviser fulfills its fiduciary duties to the Fund and the RiverFront ETFs. The Sub-Adviser may have an incentive to take into account the effect on a RiverFront ETF in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that RiverFront ETF. To seek to mitigate risks of conflicts of interest arising from investments in affiliated investment companies, the Fund has adopted an expense structure under which the Fund does not pay advisory fees to either the Adviser or the Sub-Adviser. For non-advisory services, the Fund pays an administrative fee to the administrator in addition to other expenses described in the Fund’s fees and expenses table. These services include general fund administration services, transfer agency services, as well as bookkeeping and accounting services. In addition, while the underlying RiverFront ETFs in which the Fund invests may have different advisory fee rates, the Fund will only invest in RiverFront ETFs subject to the same sub-advisory fee rates as other RiverFront ETFs already in the Fund’s portfolio. There is no assurance that these measures will completely mitigate conflicts of interest in the selection of RiverFront ETFs.

•ETF Investment Risk. Each of the underlying ETFs in which the Fund invests will be subject to its own principal risks, depending on the investment objective, investment strategy, and other characteristics of such underlying ETFs. Those underlying ETF risks may in turn become principal risks of an investment in the Fund. To the extent the Fund invests in other ETFs, including RiverFront ETFs, the Fund’s shareholders will indirectly incur certain fees and expenses of that ETF, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such ETFs, and will be further reduced by the Fund’s own expenses, including the Fund’s administrative fees. ETFs are investment companies that are bought and sold on a securities exchange. The Fund could lose money by investing in an ETF including if the value of the ETF’s investments go down. In addition, the market price would typically be appropriate for the diverse needs of groups of employee retirement plan participants as a whole. Variations of up to 20% in the target asset allocation between equities and fixed income securities are permitted. Therefore, under normal conditions, the equity/fixed income allocation in the Fund may range from 30%/70% to 70%/30% instead of the 50%/50% target. The Fund is expected to invest between 30% and 70% of its net assets to ETFs with exposure to a globally diversified basket of equities. Special focus will be placed on identifying and investing in RiverFront ETFs that invest in dividend paying equity securities. The balance of the Fund’s assets (typically between 70% and 30%) is expected to be invested primarily in ETFs with exposure to corporate debt securities and which receive, and pay, income from such securities. The fixed income ETFs included in the portfolio may hold fixed income instruments of any credit quality, including “junk” bonds, and of any duration. The equity issuers to which the Fund will have exposure may be issuers of any market capitalization.

The Fund’s allocations to the various global equity and debt markets (which may include exposure to securities of issuers in emerging markets) will generally be determined by RiverFront’s assessment of the growth potential presented by these markets, with the relative attractiveness of the market from a valuation perspective being a primary determinant of growth potential. RiverFront may tactically depart from the targeted allocations when certain sectors appear to be over or under-valued. These strategies may result in high portfolio turnover and portfolio volatility. The Fund seeks to avoid what it regards as prolonged overemphasis in any particular asset class while balancing the ability to adjust allocations in response to momentum shifts.

In making strategic asset allocation decisions for a Fund, RiverFront seeks to identify various equity and other asset classes or market sectors that appear to present attractive relative long-term value and capital growth opportunities over a three- to ten-year period, and to position the Fund’s portfolio across asset classes that offer the optimal combination of risk and long-term return potential. After determining the strategic asset allocation for a Fund, RiverFront applies tactical allocation that incorporates price, economic and earnings momentum into the asset allocation decisions. Tactical allocation combines mathematical valuation models with market judgment and technical analysis in making risk-controlled adjustments to the strategic asset allocation in order to take advantage of short-term opportunities.

Certain of the RiverFront ETFs that invest in securities of non-U.S. companies may seek to hedge their currency exposure by entering into currency forward contracts or futures contracts.

Each RiverFront ETF may also invest in common and preferred shares of real estate investment trusts (or REITs), which are companies that invest in real estate, mortgages, and/or construction loans.

Under normal circumstances, the Fund expects at least 25% of its portfolio holdings to be invested in each of the RiverFront Dynamic Core Income ETF and the RiverFront Dynamic US Dividend Advantage ETF.

40	Prospectus | June 12, 2018

behavior in interest rates could increase the volatility of an underlying ETF’s share price and yield and could hurt performance. Prepayments could also create capital gains tax liability in some instances.

•Style Investing Risk. To the extent an underlying ETF focuses on a particular style of stocks (such as growth or value), its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. Growth stocks, which are characterized by high price-to-earnings ratios, may be more volatile than value stocks with lower price-to-earnings ratios.

•Small-Cap Stock Risk. An underlying ETF may invest significantly in small-capitalization companies, and each underlying ETF may define “small-capitalization” differently. Small-cap stocks are often more volatile and less liquid than investments in larger companies, and may be subject to greater and more abrupt price fluctuations. In addition, small-cap companies may lack the management experience, financial resources and product diversification of larger companies. Small-cap companies’ earnings and revenues may be less predictable, and there may be less publicly available information about these companies, which can affect the pricing of their shares.

•Mid-Cap Stock Risk. An underlying ETF may invest significantly in mid-capitalization companies, and each underlying ETF may define “mid-capitalization” differently. Mid-cap stocks are often more volatile and less liquid than investments in large-cap companies, and may be subject to greater and more abrupt price fluctuations. Mid-cap companies may also lack the management experience, financial resources and product diversification of larger companies.

•High Yield Securities Risk. An underlying ETF may invest in high yield securities. High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates. High yield securities are less liquid than investment grade securities and may be difficult to price or sell.

•Limited Investments Risk. The Fund may invest in a limited number of ETFs, and as a consequence, will be more susceptible to fluctuations in performance of, and risks associated with, those ETFs within its portfolio than a similar Fund with a greater number of ETFs within its portfolio.

of an ETF’s shares may trade at a premium or discount to their net asset value, meaning that the Fund could pay more to purchase shares of an ETF, or receive less in a sale of shares of an ETF, than the net asset value of the ETF. ETFs are also subject to potential liquidity risk because an active trading market for an ETF’s shares may not develop or be maintained, trading of an ETF’s shares may be halted from time to time, or the shares may be de-listed from the exchange.

•Allocation Risk. The performance of the Fund will depend largely on the investment decisions of RiverFront as to strategic asset allocation and tactical adjustments made to the asset allocation. At times, RiverFront’s judgments may prove to be wrong from time to time or for extended periods of time and the Fund may lose money.

•Active Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular asset classes, securities or sectors may prove to be incorrect. Such errors could result in a negative return and a loss to you.

•Sector and Securities Selection Risk. The performance of an underlying ETF is related to the economic sectors that RiverFront may choose to emphasize or deemphasize from time to time, as well as to the individual securities selected by RiverFront within those sectors. The investment returns for particular economic sectors will fluctuate and may be lower than other sectors. In addition, the individual securities chosen for investment within a particular sector may underperform other securities within that same sector.

•Interest Rate Risk. The fixed-income securities in which an underlying ETF may invest may be of any credit quality or duration. Duration is a weighted measure of the length of time a bond will pay out and takes into account interest payments that occur throughout the course of holding the bond. In general, the longer the bond’s duration, the more its price will drop as interest rates go up. The value of the underlying ETF’s investments in fixed-income securities will generally decrease when interest rates rise, which means the Fund’s NAV will likewise decrease.

•Credit Risk. The companies in which an underlying ETF may invest may have their credit rating downgraded, fail financially or be unwilling or unable to make timely payments of interest or principal, thereby reducing the value of the underlying ETF’s portfolio and its income.

•Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and an underlying ETF may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk). Ultimately, any unexpected

www.alpsfunds.com	41

RIVERFRONT ASSET ALLOCATION MODERATE

at a future date. Contracts to sell foreign currency will generally be expected to limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. In addition, the use of currency hedging will not necessarily eliminate exposure to all currency fluctuations. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines.

•Futures Contract Risk. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date and time specified when the contract is made. Futures contracts traded in the over-the-counter markets are frequently referred to as forward contracts. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. A Fund can buy or sell futures contracts on portfolio securities or indexes and engage in foreign currency forward contracts. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes and there may at times not be a liquid secondary market for certain futures contracts.

•Real Estate Investment Trust (“REIT”) Risk. Investing in REITs may subject an underlying ETF to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

•Capital Gains Risk. Because the Fund recently liquidated several long-term positions in its portfolio that had appreciated significantly, it recognized significant long-term capital gains. If the Fund recognizes capital losses prior to October 31, 2018 (the end of its tax year), such losses may partially offset the capital gains. After applying any such losses, the Fund will follow its practice of distributing its net long-term capital gains to shareholders near the end of the calendar year and of designating such distributions as capital gain distributions with respect to its tax year ended on October 31 of the same calendar year. Such “capital gain dividends” will be taxable to shareholders who receive (i.e., are paid) them as long-term capital gains.

The Fund is expected to distribute these realized capital gains in December 2018. For shareholders subject to federal income tax, capital gain distributions

•Conflicts of Interest Risk. The Fund is subject to certain potential conflicts of interest arising out of the activities of its service providers. For example, the Funds’ distributor, ALPS Portfolio Solutions Distributor, Inc., or its affiliates, currently provide distribution services to certain ETFs which could be purchased by the Fund.

•Non-U.S. Securities Risk. Non-U.S. securities, in which an underlying ETF could invest, are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

•Emerging Markets Risk. An underlying ETF may invest in securities of foreign issuers, which are subject to certain inherent risks, such as political or economic disruptions or instability of the country of issue, the difficulty of predicting international trade patterns, foreign currency fluctuations, and the possibility of imposition of exchange controls. Such securities may also be subject to greater variations in price than securities of domestic corporations. Foreign securities may be less liquid and involve higher transaction costs, as foreign securities markets may be less efficient than U.S. markets. In addition, there may be less publicly available information about a foreign company than about a domestic company.

•Currency Risk. The value of the Fund’s investments may fall as a result of changes in exchange rates.

•Equity Securities Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which an underlying ETF invests.

•Income Generation Risk. An underlying ETF may fail to generate anticipated levels of income due to, among other factors, unanticipated market conditions or the materialization of risks associated with certain instruments described below, which failure in turn could negatively impact the underlying ETF’s ability to meet its stated investment objective.

•Hedging Risk. Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position. The Fund or an underlying ETF may also be exposed to the risk it may be required to segregate assets or enter into offsetting positions in connection with investments in derivatives, but such segregation will not limit the Fund’s exposure to loss. An underlying ETF may seek to hedge currency exposure through forward currency contracts and/or futures contracts (which are described under “Futures Contract Risk”). A forward contract on foreign currency is an obligation to purchase or sell a specific currency

42	Prospectus | June 12, 2018

The Fund’s Investor Class share year-to-date return as of December 31, 2017 was 11.92%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

Average Annual Total Returns
(for periods ended December 31, 2017)

	1 Year	5 Years	Since Inception (August 2, 2010)
Investor Class Shares*
Return Before Taxes	11.92%	6.90%	6.62%
Return After Taxes on Distributions	10.37%	5.29%	5.37%
Return After Taxes on Distributions and Sale of Fund Shares	8.01%	4.91%	4.87%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)**	21.83%	15.79%	14.78%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)***	3.54%	2.10%	3.06%
50% S&P 500® and 50% Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)***	12.37%	8.88%	8.97%

*The returns shown are for Investor Class shares, a share class that is not offered in this Prospectus, which would have substantially similar returns as Class A shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. The fees and expenses of the Class A shares are higher than the fees and expenses of the share classes used in the table, and therefore, the performance of the Class A shares will be lower than the performance of the share class shown in the table.

**Broad-based securities market index.

***Additional index.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and RiverFront Investment Group, LLC is the investment sub-adviser to the Fund.

are taxable even if they are paid from gains earned by the Funds before a particular shareholder purchased its shares (and thus economically represent a return of that shareholder’s investment). Accordingly, while a shareholder who recently invested in the Fund would receive a return of capital in economic terms, the shareholder could not treat the distribution as a return of capital for tax purposes and the distribution will not reduce the tax basis of its investment in the Fund.

An estimate of this distribution will be posted on the Fund’s website at www.alpsfunds.com when it is available, which is expected to be in December 2018. Please consult your tax adviser about foreign, federal, state, local or other applicable tax laws.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class A shares were not offered prior to June 12, 2018 (though a different class of the Fund’s shares was previously also called “Class A shares”). The performance shown in the table below for periods prior to June 12, 2018 for Class A shares reflects the performance of the Fund’s Investor Class shares. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index and additional indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Return (for calendar years ended 12/31)

Investor Class Shares

Best Quarter – December 31, 2011	6.36%
Worst Quarter – September 30, 2011	-9.13%

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RIVERFRONT ASSET ALLOCATION MODERATE

PORTFOLIO MANAGERS

Michael Jones, CFA of RiverFront Investment Group, LLC has been a lead portfolio manager of the Fund since its inception in August 2010. Kevin Nicholson, CFA has been a lead portfolio manager since February 2015. Deva Meenakshisundaram, FRM and Bill Ryder, CFA, CMT have been portfolio managers since February 2018.

PURCHASE AND SALE OF FUND SHARES

The minimum investment in Class A shares is $500 for tax-deferred accounts and $2,500 for other accounts. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. The Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions of earnings are taxed as ordinary income, capital gains or qualified dividend income for individual and other noncorporate shareholders subject to tax at federal rates applicable to long-term capital gains. If you invest through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will be subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

44	Prospectus | June 12, 2018

Example

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your cost would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$650	$863	$1,092	$1,750

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2017, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

ALPS Advisors, Inc. (the “Adviser”) and RiverFront Investment Group, LLC (the “Sub-Adviser” or “RiverFront”) seek to achieve the Fund’s investment objectives by strategically investing in, and tactically adjusting allocations to, exchange-traded funds (ETFs) that, under normal market conditions, are expected to primarily consist of ETFs sub-advised by RiverFront (“RiverFront ETFs”). The Fund also seeks, under normal market conditions, a target asset allocation, on a look-through basis, of 30% to equities and 70% to fixed-income securities, subject to the variations described below. The Fund’s strategic allocation refers to the Sub-Adviser’s long-term, macro-view targeted allocation of asset class exposure that takes into consideration the Fund’s particular investment objective and risk limitations. The Fund’s tactical adjustments refer to the Sub-Adviser’s periodic (typically quarterly, under normal circumstances) modifications of the Fund’s allocation in response to prevailing market conditions, to seek to emphasize asset classes that have positive momentum.

SUMMARY SECTION

RIVERFRONT ASSET ALLOCATION INCOME & GROWTH (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks to provide current income and potential for that income to grow over time.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purchases of Class A shares, you may qualify for a sales charge discount. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)

Class A(1)
Maximum sales charge (load) imposed on purchases	5.50%
Maximum deferred sales charge	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A(1)
Management Fees(2)	None
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.25%
Shareholder Services Fees	0.00%
Administrative Fee	0.25%
Acquired Fund Fees and Expenses	0.54%
Total Annual Fund Operating Expenses(4)	1.04%

(1)Effective June 12, 2018, Class A shares commenced operations.

(2)Pursuant to the Fund’s advisory and sub-advisory agreements, neither the Adviser nor the Sub-Adviser receives a management fee from the Fund. However, the Sub-Adviser and the Adviser will indirectly derive management fees to the extent the Fund invests in an ETF or other fund managed by the Sub-Adviser and/or the Adviser, as applicable.

(3) Based on estimated Class A-specific expenses for the first 12 months of operations of Class A shares.

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RIVERFRONT ASSET ALLOCATION INCOME & GROWTH

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

•Affiliated ETF Risk. The Sub-Adviser (and where applicable, the Adviser) receives sub-advisory (or advisory) fees from the underlying RiverFront ETF that are payable to those parties pursuant to the sub-advisory and/or advisory agreements of those underlying RiverFront ETFs. It is possible that a conflict of interest among the Fund and the RiverFront ETFs could affect how the Sub-Adviser fulfills its fiduciary duties to the Fund and the RiverFront ETFs. The Sub-Adviser may have an incentive to take into account the effect on a RiverFront ETF in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that RiverFront ETF. To seek to mitigate risks of conflicts of interest arising from investments in affiliated investment companies, the Fund has adopted an expense structure under which the Fund does not pay advisory fees to either the Adviser or the Sub-Adviser. For non-advisory services, the Fund pays an administrative fee to the administrator in addition to other expenses described in the Fund’s fees and expenses table. These services include general fund administration services, transfer agency services, as well as bookkeeping and accounting services. In addition, while the underlying RiverFront ETFs in which the Fund invests may have different advisory fee rates, the Fund will only invest in RiverFront ETFs subject to the same sub-advisory fee rates as other RiverFront ETFs already in the Fund’s portfolio. There is no assurance that these measures will completely mitigate conflicts of interest in the selection of RiverFront ETFs.

•ETF Investment Risk. Each of the underlying ETFs in which the Fund invests will be subject to its own principal risks, depending on the investment objective, investment strategy, and other characteristics of such underlying ETFs. Those underlying ETF risks may in turn become principal risks of an investment in the Fund. To the extent the Fund invests in other ETFs, including RiverFront ETFs, the Fund’s shareholders will indirectly incur certain fees and expenses of that ETF, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such ETFs, and will be further reduced by the Fund’s own expenses, including the Fund’s administrative fees. ETFs are investment companies that are bought and sold on a securities exchange. The Fund could lose money by investing in an ETF including if the value of the ETF’s investments go down. In addition, the market price

Variations of up to 20% in the target asset allocation between equities and fixed income securities are permitted. Therefore, under normal conditions, the equity/fixed income allocation in the Fund may range from 10%/90% to 50%/50% instead of the 30%/70% target. The Fund is expected to invest between 50% and 90% of its assets in various fixed-income ETFs with exposure to high- and low-grade corporate debt. The balance of the Fund’s assets (typically between 10% and 50%) will be invested primarily in ETFs featuring a diversified basket of equities, low-grade debt (including “junk bonds”), or both. Special focus will be placed on ETFs with dividend-paying equities. The fixed income ETFs included in the portfolio may hold fixed income instruments of any credit quality, including “junk” bonds, and of any duration. Securities held by the RiverFront ETFs may include securities of issuers organized, located, or doing business in countries other than the United States (certain of which may be countries typically identified as emerging markets). The equity issuers to which the Fund will have exposure may be issuers of any market capitalization.

The Fund is designed for investors seeking current income and the potential for their income level to grow over time, and under normal market conditions is expected to be implemented through investments primarily in RiverFront ETFs. RiverFront may, based on the Sub-Adviser’s assessments of market conditions, periodically and tactically depart from the Fund’s targeted long-term strategic allocations when a certain asset class appears to be over- or under-valued.

In making strategic asset allocation decisions for a Fund, RiverFront seeks to identify various equity and other asset classes or market sectors that appear to present attractive relative long-term value and capital growth opportunities over a three- to ten-year period, and to position the Fund’s portfolio across asset classes that offer the optimal combination of risk and long-term return potential. After determining the strategic asset allocation for a Fund, RiverFront applies tactical allocation that incorporates price, economic and earnings momentum into the asset allocation decisions. Tactical allocation combines mathematical valuation models with market judgment and technical analysis in making risk-controlled adjustments to the strategic asset allocation in order to take advantage of short-term opportunities.

Certain of the RiverFront ETFs that invest in securities of non-U.S. companies may seek to hedge their currency exposure by entering into currency forward contracts or futures contracts.

Each RiverFront ETF may also invest in common and preferred shares of real estate investment trusts (or REITs), which are companies that invest in real estate, mortgages, and/or construction loans.

Under normal circumstances, the Fund expects at least 25% of its portfolio holdings to be invested in the RiverFront Dynamic Core Income ETF.

46	Prospectus | June 12, 2018

expected (extension risk). Ultimately, any unexpected behavior in interest rates could increase the volatility of an underlying ETF’s share price and yield and could hurt performance. Prepayments could also create capital gains tax liability in some instances.

•Style Investing Risk. To the extent the Fund or an underlying ETF focuses on a particular style of stocks (such as growth or value), its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. Growth stocks, which are characterized by high price-to-earnings ratios, may be more volatile than value stocks with lower price-to-earnings ratios.

•Small-Cap Stock Risk. An underlying ETF may invest significantly in small-capitalization companies, and each underlying ETF may define “small-capitalization” differently. Small-cap stocks are often more volatile and less liquid than investments in larger companies, and may be subject to greater and more abrupt price fluctuations. In addition, small-cap companies may lack the management experience, financial resources and product diversification of larger companies. Small-cap companies’ earnings and revenues may be less predictable, and there may be less publicly available information about these companies, which can affect the pricing of their shares.

•Mid-Cap Stock Risk. An underlying ETF may invest significantly in mid-capitalization companies, and each underlying ETF may define “mid-capitalization” differently. Mid-cap stocks are often more volatile and less liquid than investments in large-cap companies, and may be subject to greater and more abrupt price fluctuations. Mid-cap companies may also lack the management experience, financial resources and product diversification of larger companies.

•Large-Cap Stock Risk. An underlying ETF’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•High Yield Securities Risk. An underlying ETF may invest in high yield securities. High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates. High yield securities are speculative, less liquid than investment grade securities and may be difficult to price or sell.

of an ETF’s shares may trade at a premium or discount to their net asset value, meaning that the Fund could pay more to purchase shares of an ETF, or receive less in a sale of shares of an ETF, than the net asset value of the ETF. ETFs are also subject to potential liquidity risk because an active trading market for an ETF’s shares may not develop or be maintained, trading of an ETF’s shares may be halted from time to time, or the shares may be de-listed from the exchange.

•Allocation Risk. The performance of the Fund will depend largely on the investment decisions of RiverFront as to strategic asset allocation and tactical adjustments made to the asset allocation. At times, RiverFront’s judgments may prove to be wrong from time to time or for extended periods of time and the Fund may lose money.

•Active Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular asset classes, securities or sectors may prove to be incorrect. Such errors could result in a negative return and a loss to you.

•Sector and Securities Selection Risk. The performance of an underlying ETF is related to the economic sectors that RiverFront may choose to emphasize or deemphasize from time to time, as well as to the individual securities selected by RiverFront within those sectors. The investment returns for particular economic sectors will fluctuate and may be lower than other sectors. In addition, the individual securities chosen for investment within a particular sector may underperform other securities within that same sector.

•Interest Rate Risk. The fixed-income securities in which an underlying ETF may invest may be of any credit quality or duration. Duration is a weighted measure of the length of time a bond will pay out and takes into account interest payments that occur throughout the course of holding the bond. In general, the longer the bond’s duration, the more its price will drop as interest rates go up. The value of the underlying ETF’s investments in fixed-income securities will generally decrease when interest rates rise, which means the Fund’s NAV will likewise decrease.

•Credit Risk. The companies in which an underlying ETF may invest may have their credit rating downgraded, fail financially or be unwilling or unable to make timely payments of interest or principal, thereby reducing the value of the underlying ETF’s portfolio and its income.

•Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and an underlying ETF may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than

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RIVERFRONT ASSET ALLOCATION INCOME & GROWTH

•Hedging Risk. Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position. The Fund or an underlying ETF may also be exposed to the risk it may be required to segregate assets or enter into offsetting positions in connection with investments in derivatives, but such segregation will not limit the Fund’s exposure to loss. An underlying ETF may seek to hedge currency exposure through forward currency contracts and/or futures contracts (which are described under “Futures Contract Risk”). A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date. Contracts to sell foreign currency will generally be expected to limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. In addition, the use of currency hedging will not necessarily eliminate exposure to all currency fluctuations. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines.

•Futures Contract Risk. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date and time specified when the contract is made. Futures contracts traded in the over-the-counter markets are frequently referred to as forward contracts. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. A Fund can buy or sell futures contracts on portfolio securities or indexes and engage in foreign currency forward contracts. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes and there may at times not be a liquid secondary market for certain futures contracts.

•Real Estate Investment Trust (“REIT”) Risk. Investing in REITs may subject an underlying ETF to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

•Limited Investments Risk. The Fund may invest in a limited number of ETFs, and as a consequence, will be more susceptible to fluctuations in performance of, and risks associated with, those ETFs within its portfolio than a similar Fund with a greater number of ETFs within its portfolio.

•Conflicts of Interest Risk. The Fund is subject to certain potential conflicts of interest arising out of the activities of its service providers. For example, the Funds’ distributor, ALPS Portfolio Solutions Distributor, Inc., or its affiliates, currently provide distribution services to certain ETFs which could be purchased by the Fund.

•Non-U.S. Securities Risk. Non-U.S. securities, in which an underlying ETF could invest, are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

•Emerging Markets Risk. An underlying ETF may invest in securities of foreign issuers, which are subject to certain inherent risks, such as political or economic disruptions or instability of the country of issue, the difficulty of predicting international trade patterns, foreign currency fluctuations, and the possibility of imposition of exchange controls. Such securities may also be subject to greater variations in price than securities of domestic corporations. Foreign securities may be less liquid and involve higher transaction costs, as foreign securities markets may be less efficient than U.S. markets. In addition, there may be less publicly available information about a foreign company than about a domestic company.

•Currency Risk. The value of the Fund’s investments may fall as a result of changes in exchange rates.

•Equity Securities Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which an underlying ETF invests.

•Income Generation Risk. An underlying ETF may fail to generate anticipated levels of income due to, among other factors, unanticipated market conditions or the materialization of risks associated with certain instruments described below, which failure in turn could negatively impact the underlying ETF’s ability to meet its stated investment objective.

48	Prospectus | June 12, 2018

Annual Total Return (for calendar years ended 12/31)

Investor Class Shares

Best Quarter – December 31, 2013	3.80%
Worst Quarter – September 30, 2015	-3.90%

The Fund’s Investor Class share year-to-date return as of December 31, 2017 was 8.37%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

•Capital Gains Risk. Because the Fund recently liquidated several long-term positions in its portfolio that had appreciated significantly, it recognized significant long-term capital gains. If the Fund recognizes capital losses prior to October 31, 2018 (the end of its tax year), such losses may partially offset the capital gains. After applying any such losses, the Fund will follow its practice of distributing its net long-term capital gains to shareholders near the end of the calendar year and of designating such distributions as capital gain distributions with respect to its tax year ended on October 31 of the same calendar year. Such “capital gain dividends” will be taxable to shareholders who receive (i.e., are paid) them as long-term capital gains.

The Fund is expected to distribute these realized capital gains in December 2018. For shareholders subject to federal income tax, capital gain distributions are taxable even if they are paid from gains earned by the Funds before a particular shareholder purchased its shares (and thus economically represent a return of that shareholder’s investment). Accordingly, while a shareholder who recently invested in the Fund would receive a return of capital in economic terms, the shareholder could not treat the distribution as a return of capital for tax purposes and the distribution will not reduce the tax basis of its investment in the Fund.

An estimate of this distribution will be posted on the Fund’s website at www.alpsfunds.com when it is available, which is expected to be in December 2018. Please consult your tax adviser about foreign, federal, state, local or other applicable tax laws.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class A shares were not offered prior to June 12, 2018 (though a different class of the Fund’s shares was previously also called “Class A shares”). The performance shown in the table below for periods prior to June 12, 2018 for Class A shares reflects the performance of the Fund’s Investor Class shares. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index and additional indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

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RIVERFRONT ASSET ALLOCATION INCOME & GROWTH

PORTFOLIO MANAGERS

Michael Jones, CFA, of RiverFront has been a lead portfolio manager of the Fund since its inception in September 2012. Kevin Nicholson, CFA has been a lead portfolio manager since February 2015. Deva Meenakshisundaram, FRM and Bill Ryder, CFA, CMT have been portfolio managers since February 2018.

PURCHASE AND SALE OF FUND SHARES

The minimum investment in Class A shares is $500 for tax-deferred accounts and $2,500 for other accounts. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. The Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions of earnings are taxed as ordinary income, capital gains or qualified dividend income for individual and other noncorporate shareholders subject to tax at federal rates applicable to long-term capital gains. If you invest through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will be subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Average Annual Total Returns
(for periods ended December 31, 2017)

	1 Year	5 Years	Since Inception (September 4, 2012)
Investor Class Shares*
Return Before Taxes	8.37%	4.72%	4.75%
Return After Taxes on Distributions	7.59%	3.75%	3.78%
Return After Taxes on Distributions and Sale of Fund Shares	5.29%	3.29%	3.32%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)**	3.54%	2.10%	2.03%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)***	21.83%	15.79%	14.78%
30% S&P 500® and 70% Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)***	8.76%	6.15%	5.94%

*The returns shown are for Investor Class shares, a share class that is not offered in this Prospectus, which would have substantially similar returns as Class A shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. The fees and expenses of the Class A shares are higher than the fees and expenses of the share classes used in the table, and therefore, the performance of the Class A shares will be lower than the performance of the share class shown in the table.

**Broad-based securities market index.

***Additional index.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. (the “Adviser”) is the investment adviser to the Fund, and RiverFront Investment Group, LLC (the “Sub-Adviser” or “RiverFront”) is the investment sub-adviser to the Fund.

50	Prospectus | June 12, 2018

and Expenses, brokerage expenses, interest expenses, taxes, and extraordinary expenses) to 1.60% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2020. The Adviser and the Sub-Adviser will be permitted to recapture, on a class-by-class basis, expenses they have borne through this letter agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in this letter agreement or in previous letter agreements; provided however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the date on which the fees or expenses were deferred, as calculated on a monthly basis. The Expense Agreement may not be terminated or modified prior to February 28, 2020 except with the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example reflects the net operating expenses with expense waivers for the current term of the Fund’s Expense Agreement, which ends February 28, 2020. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$742	$1,347	$1,976	$3,656

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2017, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

SUMMARY SECTION

ALPS | KOTAK INDIA GROWTH FUND (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purchases of Class A shares, you may qualify for a sales charge discount. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)

Class A(1)
Maximum sales charge (load) imposed on purchases	5.50%
Maximum deferred sales charge	None
Redemption fee (as a percentage of exchange price or amount redeemed within 30 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A(1)
Management Fees	1.25%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	1.55%
Shareholder Services Fees	0.15%
Other Fund Expenses	1.40%
Total Annual Fund Operating Expenses(2)	3.05%
Fee Waiver and Expense Reimbursement(3)	-1.05%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	2.00%

(1)Effective June 12, 2018, Class A shares commenced operations.

(2)Based on estimated Class A-specific expenses for the first 12 months of operations of Class A shares.

(3)ALPS Advisors, Inc. (the “Adviser”) has agreed to waive and Kotak Mahindra Asset Management (Singapore) Pte. Ltd. (the “Sub-Adviser”) has agreed to waive and/or reimburse fees or expenses in order to limit Total annual Fund operating expenses after fee waiver/expense reimbursements (excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, Acquired Fund Fees

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ALPS | KOTAK INDIA GROWTH FUND

The Fund will invest directly and/or indirectly in equity and equity-linked securities of Indian companies that, in the opinion of the Sub-Adviser have one or more of the following characteristics for growth, such as, but not exclusively limited to Indian companies:

•that are sector leaders and enjoy leadership in their respective segments;

•that are strong asset plays;

•that are expected to witness operational and financial improvement due to positive swing in their business cycles;

•that are expected to sustain high growth due to their ability to create new markets, develop nascent business segments and operate successfully in niche segments with scale-up potential;

•that are expected to create and deliver long-term value due to innovation and IPR development; and

•display the potential for value unlocking in the medium- to long-term due to strategic sale, change in management, deregulation, economic legislation and reform.

The Fund will normally invest at least 80% of its net assets, plus any borrowings for investment purposes, directly or indirectly in equity and equity-linked securities of Indian companies. Because the financials sector (including the banking and insurance industries) represents a significant portion of the total capitalization of the Indian market, the Fund’s investments may hold a substantial portion of its investment in the financials sector.

The Sub-Adviser will implement an active Fund management strategy, employing both “top-down” and “bottom-up” research styles combined with macro and economic analysis. As a “top down” investor, the Sub-Adviser focuses primarily on broad investment contours like sectoral and sub-sectoral composition. The Sub-Adviser’s investment team examines the Indian and global economy to identify potential investment opportunities across industries. As a “bottom-up” investor focusing primarily on individual securities, the Sub-Adviser looks for companies whose current valuations, in the Sub-Adviser’s opinion, does not reflect future growth prospects. The Sub-Adviser chooses companies that have identifiable drivers of future earnings growth and present, in the Sub-Adviser’s opinion, the best trade-off between that potential earnings growth, business and financial risk and valuation. The Sub-Adviser’s philosophy includes favoring companies that have competitive advantages through leading-edge products, intellectual property, product positioning, unique market niches, brand identity, solid management teams, strong balance sheets, above average or rising margins and strong returns on capital invested in the business. In choosing equity investments, the Sub-Adviser also considers such factors as the financial strength of the company, the expertise of management, the growth potential of the company within the industry, and the growth potential of the industry itself.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

To achieve its objective, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity and equity-linked securities of “Indian companies.” Indian companies are those that:

•are organized under the laws of, or maintain their principal place of business in, or for which the principal trading market for their securities is in India;

•derive 50% or more of their total revenue or profit from either goods or services produced or sales made in India; or

•have 50% or more of their assets in India.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities. The Fund intends to invest in companies of all capitalization sizes.

The Fund may invest in the equity securities of Indian companies by investing in shares of a wholly owned, collective investment vehicle (the “Portfolio”), registered with and regulated by the Mauritius Financial Services Commission. The Portfolio shall invest in securities of a wide selection of Indian companies, consistent with the Fund’s investment strategies. Investment by the Portfolio is a tax efficient method of investing in Indian companies. The Portfolio will seek to establish residency in Mauritius to be eligible to receive beneficial tax treatment under the double taxation avoidance agreement entered into between Mauritius and India (the “Treaty”).

To the extent the Fund invests through the Portfolio, an investment in the Fund is an indirect investment in the Portfolio. Unless the context indicates otherwise, descriptions in this Prospectus of securities and transactions, and their associated investment risks and restrictions, refer to and apply with respect to investments made by the Portfolio. For details on status of the investments through Portfolio, please refer to the SAI.

The Fund has procured registration with SEBI as a Category II FPI to invest in India directly. The Portfolio intends to gradually liquidate its investments in Indian securities. It is expected that gradually, all the investments in Indian securities would be held directly by the Fund.

The Fund complies with applicable investment policies on an aggregate basis with the Portfolio. The Portfolio complies with the provisions of the federal securities laws relating to affiliated transactions and custody. The engagement and retention of the advisers to the Portfolio comply with the initial approval and renewal requirements of the federal securities laws.

52	Prospectus | June 12, 2018

•Market Risk. Overall securities market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

•Indian Financials Sector Risk. The Indian financials industry is subject to extensive governmental control, protection and regulation, which may adversely affect the scope of financials industry firm activities, the prices they can charge and the amount of capital they must maintain. Policies and regulations implemented by the Reserve Bank of India, which serves as the country’s central bank, may also have an adverse impact on Indian financial institutions. The Indian financials industry is exposed to risks that may impact the value of investments in the financials industry more severely than investments outside this sector, including operating with substantial financial leverage. The Indian financials industry may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations and adverse conditions in other related markets. India poses additional unique risks with respect to the financials industry, such as the fact that only a small portion of the population holds insurance.

•India Market Risks. Investments in India can be considered speculative, and therefore may offer higher potential for losses. Political and economic structures in India generally lack the social, political and economic stability of more developed nations. Share prices of Indian companies tend to be volatile, can be subject to currency exchange fluctuations and can lack liquidity. The stock markets in India are undergoing a period of growth and change, which may result in trading or price volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant laws and regulations The risk of loss may be increased because Indian issuers are not subject to the extensive accounting, auditing and financial reporting standards and practices which are applicable in the United States. There is also a lower level of regulation and monitoring of the Indian securities market and its participants than in other more developed markets. Because the Fund concentrates in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. If Indian securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

•Managed Portfolio Risk. The manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

•Equity Securities Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

•Micro-, Small- and Mid-Cap Risk. From time to time, the Fund may invest significantly in micro-capitalization, small-capitalization and mid-capitalization stocks, which are often more volatile and less liquid than investments in larger companies. The frequency and volume of trading in securities of smaller and mid-size companies may be substantially less than is typical of larger companies. Therefore, the securities of smaller and mid-size companies may be subject to greater and more abrupt price fluctuations. In addition, smaller and mid-size companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures and business failure.

•Non-U.S. Securities Risk. Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

•Geographic Risk. A focus on investments in issuers located in India will subject the Fund, to a greater extent, than if investments were less focused, to the risks of adverse securities markets, exchange rates and social, political, regulatory, economic or environmental events and natural disasters which may occur in India. The economy, industries, and securities and currency markets of India may be adversely affected by protectionist trade policies, slow economic activity worldwide, dependence on exports and international trade, competition from Asia’s other low-cost emerging economies, political and social instability, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the U.S.

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ALPS | KOTAK INDIA GROWTH FUND

period beginning from 1 April 2017 and up to 31 March 2019, during which capital gains will be taxable at 50% of the applicable tax rate subject to certain substance and expenditure linked conditions. Capital gains from sale of other capital assets shall continue to be exempt under the Treaty.

If the Portfolio chooses not to take any Treaty benefits it would be subject to tax in India at 100% of the applicable rate of domestic tax in India.

•Tax Residence in India: Under the Act, an entity is deemed to have its ‘place of effective management’ (“POEM”) in India if key management and commercial decisions that are necessary for the conduct of the business of that entity as a whole are, in substance, made in India. In case a foreign company like the Portfolio or the Fund is treated to have its POEM in India, there is a risk of it being treated as a tax resident of India in which case its worldwide income could be taxed in India.

•General Anti Avoidance Rule (“GAAR”). General Anti Avoidance Rule (“GAAR”) - The GAAR-related provisions of the Act is effective from April 1, 2017. As per GAAR, in the event a transaction/arrangement is determined as being an ‘impermissible avoidance arrangement’, the tax authorities may deny tax benefits even if conferred under a tax treaty. GAAR will not apply in certain cases including where treaty benefits are not being availed or on investments made before 1 April 2017. However if the Indian tax authorities were to apply GAAR to the Portfolio, it could have an adverse impact on the taxability of the Fund and the returns to the Investors.

•Mauritius Portfolio Risk. By investing in the Portfolio, the Fund is indirectly exposed to the risks associated with the Portfolio’s investments. The Portfolio is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act.

In addition, changes in the laws of the United States, India and/or Mauritius, could result in the inability of the Fund and/or the Portfolio to operate as described in this Prospectus and the statement of additional information and could adversely affect the Fund. The investments held by the Portfolio generally are similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

The political, economic and social structures of many developing countries, including India, may be less stable and more volatile than those in the U.S. investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries, securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries.

•Investment into India from Mauritius. The Fund may be invested fully or partially in the Portfolio. The Portfolio, which shall invest in the securities of Indian companies, is an entity formed in the Republic of Mauritius which has elected to be treated as a disregarded entity for U.S. federal income tax purposes. A disregarded entity is a separate legal entity that is treated as part of its owner for U.S. federal income tax purposes.

The taxation of the Portfolio in India shall be governed by the provisions of the India Income Tax Act, 1961 (“Act”), read with the provisions of the Treaty as amended by Protocol dated May 10, 2016. As per Section 90(2) of the Act, the provisions of the Act would apply only to the extent that they are more beneficial than the provisions of the Treaty. Circular No. 789 dated April 13, 2000 issued by the Central Board of Direct Taxes, India states that a certificate of residence validly issued by the Mauritian Authorities, shall constitute sufficient evidence for accepting the status of residence as well as beneficial ownership for applying the Treaty.

Further, as per Section 90 of the Act, in order to avail the benefit of the Treaty, a person is required to obtain and provide a tax residence certificate issued by the Mauritius Revenue Authority along with prescribed information.

While the Portfolio currently holds a tax residency certificate in Mauritius and is expected to renew it on an annual basis, there is no guarantee that such renewal would be granted by the Mauritius Revenue Authority. In case the Portfolio is found not to be tax resident in Mauritius, the Portfolio may no longer be eligible for the benefits under the provisions of the Treaty which consequently may have an adverse impact on the taxability of the Portfolio and the returns to the investors.

The Treaty has been amended whereby India shall have the right to tax capital gains arising to a Mauritian resident on the sale of shares of Indian companies acquired on or after 1 April 2017. A two-year transition period has been provided i.e. for acquisitions and disposals during the

54	Prospectus | June 12, 2018

Average Annual Total Returns
(for periods ended December 31, 2017)

	1 Year	5 Years	Since Inception (February 14, 2011)
Investor Class Shares*
Return Before Taxes	39.74%	14.52%	9.50%
Return After Taxes on Distributions	38.79%	13.17%	8.56%
Return After Taxes on Distributions and Sale of Fund Shares	23.21%	11.25%	7.34%
Nifty 500 Index (formerly, the CNX 500 Index) (reflects no deduction for fees, expenses or taxes)**	41.22%	12.15%	7.56%
MSCI India Index TR (reflects no deduction for fees, expenses or taxes)***	38.80%	8.88%	4.96%

*The returns shown are for Investor Class shares, a share class that is not offered in this Prospectus, which would have substantially similar returns as Class A shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. The fees and expenses of the Class A shares are higher than the fees and expenses of the share classes used in the table, and therefore, the performance of the Class A shares will be lower than the performance of the share class shown in the table.

**Broad-based securities market index.

***Additional index.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and Kotak Mahindra Asset Management (Singapore) Pte. Ltd. is the investment sub-adviser to the Fund.

PORTFOLIO MANAGERS

Nitin Jain, principal Fund manager at Kotak, has been portfolio manager of the Fund since its inception in February 2011.

PURCHASE AND SALE OF FUND SHARES

The minimum investment in Class A shares is $500 for tax-deferred accounts and $2,500 for other accounts. T Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class A shares were not offered prior to June 12, 2018 (though a different class of the Fund’s shares was previously also called “Class A shares”). The performance shown in the table below for periods prior to June 12, 2018 for Class A shares reflects the performance of the Fund’s Investor Class shares. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index and additional indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Return (for calendar years ended 12/31)

Investor Class Shares

Best Quarter – March 31, 2012	24.09%
Worst Quarter – December 31, 2016	-9.41%

The Fund’s Investor Class share year-to-date return as of December 31, 2017 was 39.74%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

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ALPS | KOTAK INDIA GROWTH FUND

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions of earnings are taxed as ordinary income, capital gains or qualified dividend income for individual and other noncorporate shareholders subject to tax at federal rates applicable to long-term capital gains. If you invest through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will be subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

56	Prospectus | June 12, 2018

Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.70% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2020. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through this letter agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in this letter agreement or in previous letter agreements; provided however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the date on which the fees or expenses were deferred, as calculated on a monthly basis. The Adviser may not discontinue this waiver prior to February 28, 2020 without the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example reflects the net operating expenses with expense waivers for the current term of the Fund’s Expense Agreement, which ends February 28, 2020. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$751	$1,315	$1,904	$3,488

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2017, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

SUMMARY SECTION

ALPS | METIS GLOBAL MICRO CAP VALUE FUND (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purchases of Class A shares, you may qualify for a sales charge discount. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)

Class A(1)
Maximum sales charge (load) imposed on purchases	5.50%
Maximum deferred sales charge	None
Redemption fee (as a percentage of exchange price or amount redeemed within 60 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A(1)
Management Fees	1.25%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	1.34%
Shareholder Services Fees	0.15%
Other Fund Expenses	1.19%
Acquired Fund Fees and Expenses	0.00%
Total Annual Fund Operating Expenses(2)	2.84%
Fee Waiver and Expense Reimbursement(3)	-0.74%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	2.10%

(1)Effective June 12, 2018, Class A shares commenced operations.

(2)Based on estimated Class A-specific expenses for the first 12 months of operations of Class A shares.

(3)ALPS Advisors, Inc. (the “Adviser”) has agreed to contractually limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Service Fees, Acquired Fund Fees and

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ALPS | METIS GLOBAL MICRO CAP VALUE FUND

•Micro-Cap Company Risk. The Fund expects to invest significantly in micro-capitalization stocks, which are often more volatile and less liquid than securities of larger companies. The frequency and volume of trading in securities of smaller companies may be substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. In addition, smaller companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures and business failure.

•Non-U.S. Securities Risk. Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

•Emerging and Frontier Markets Risk. To the extent that the Fund invests in issuers located in emerging and frontier markets, the risk may be heightened by political changes and changes in taxation or currency controls that could adversely affect the values of these investments. Emerging and frontier markets have been more volatile than the markets of developed countries with more mature economies.

•Currency Risk. The value of the Fund’s investments may fall as a result of changes in exchange rates.

•Style Investing Risk. To the extent a fund focuses on a particular style of stocks (such as, in the case of the Fund, value stocks), its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. Value investing involves buying stocks that the Sub-Adviser believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, the valuation levels of value stocks are less than those of growth stocks. Because different types of stocks go in and out of favor with prevailing market and economic conditions, the Fund’s performance may be adversely affected when value stocks underperform.

•Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

•Managed Portfolio Risk. The Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes, securities or sectors may prove to be incorrect. Such errors could result in a negative return and a loss to you.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Metis Global Partners, LLC (the “Sub-Adviser”), seeks to achieve the Fund’s investment objective by investing primarily in equity securities of micro-cap companies located both within and outside of the United States. The Fund’s investments outside of the United States may include securities of companies located in emerging or frontier markets. The Sub-Adviser expects to construct the Fund’s portfolio based on the Sub-Adviser’s global knowledge of fundamental data and market inefficiencies, and will seek to position the portfolio in what the Sub-Adviser believes are undervalued segments of the Fund’s investment universe.

In assembling the Fund’s investment universe, the Sub-Adviser typically screens fundamental and pricing data and applies liquidity algorithms in order to seek to maintain a consistent quality of data in the decision making process. Securities are typically analyzed using a valuation model that assesses companies based on multiple factors and assigns each security a score based on the difference between the current price and value. The Sub-Adviser’s optimization process is value driven and takes into account the individual stocks, industries, sectors and countries.

The Sub-Adviser regards “micro-cap” companies to be those with market capitalizations typically between $50 million and $750 million. Under normal conditions, the Fund will invest at least eighty percent (80%) of its net assets plus borrowings for investment purposes in micro-cap companies, while the Fund overall will generally invest in companies located in at least five different countries, with forty percent (40%) or more of the Fund’s assets invested in non-U.S. companies. In determining the country in which a particular company is located, the Sub-Adviser may consider factors such as the location of the company’s headquarters, the location of the company’s assets, or the locations from which the company derives a substantial portion of its revenue. The Fund defines emerging and frontier markets as those countries currently excluded from the MSCI World Index of developed markets. These companies are typically domiciled in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

•Equity Securities Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

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Annual Total Return (for calendar years ended 12/31)

Investor Class Shares

Best Quarter – September 30, 2016	9.92%
Worst Quarter – March 31, 2016	1.00%

The Fund’s Investor Class share year-to-date return as of December 31, 2017 was 14.60%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

Average Annual Total Returns
(for periods ended December 31, 2017)

	1 Year	Since Inception (December 23, 2015)
Investor Class Shares*
Return Before Taxes	14.60%	16.98%
Return After Taxes on Distributions	11.39%	14.21%
Return After Taxes on Distributions and Sale of Fund Shares	9.27%	12.19%
S&P Global BMI Under 500 Million - NR (reflects no deduction for fees, expenses or taxes)	24.87%	17.61%

*The returns shown are for Investor Class shares, a share class that is not offered in this Prospectus, which would have substantially similar returns as Class A shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. The fees and expenses of the Class A shares are higher than the fees and expenses of the share classes used in the table, and therefore, the performance of the Class A shares will be lower than the performance of the share class shown in the table.

•Market Risk. Overall securities market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Please see “What are the Principal and Non-Principal Risks of Investing in the Fund?” for a more detailed description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund. Investments in the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class A shares were not offered prior to June 12, 2018 (though a different class of the Fund’s shares was previously also called “Class A shares”). The performance shown in the table below for periods prior to June 12, 2018 for Class A shares reflects the performance of the Fund’s Investor Class shares. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

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ALPS | METIS GLOBAL MICRO CAP VALUE FUND

INVESTMENT ADVISER

ALPS Advisors, Inc. (the “Adviser”) serves as the adviser to the Fund. Metis Global Partners, LLC serves as sub-adviser to the Fund (the “Sub-Adviser”).

PORTFOLIO MANAGER

Machel Allen, CFA, who serves as the President and Chief Investment Officer of the Sub-Adviser, has managed the Fund since its inception in December 2015.

PURCHASE AND SALE OF FUND SHARES

The minimum investment in Class A shares is $500 for tax-deferred accounts and $2,500 for other accounts. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions of earnings are taxed as ordinary income, capital gains or qualified dividend income for individual and other noncorporate shareholders subject to tax at federal rates applicable to long-term capital gains. If you invest through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will be subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

This section describes the Funds’ investment objectives and principal investment strategies. See “More on the Funds’ Investments and Related Risks” in this Prospectus and the Statement of Additional Information about the Funds’ investments and the risks of investing.

What are the Funds’ Investment Objectives?

Fund	Investment Objective
ALPS | Red Rocks Listed Private Equity Fund	The Fund seeks to maximize total return, which consists of appreciation on its investments and a variable income stream.
ALPS | WMC Research Value Fund	The Fund seeks long-term capital appreciation. Dividend income may be a factor in portfolio selection but is secondary to the Fund’s principal objective.
Clough China Fund	The Fund seeks to provide investors with long-term capital appreciation.
ALPS | CoreCommodity Management CompleteCommodities Strategy Fund	The Fund seeks to maximize real returns (returns after inflation), consistent with prudent investment management.
RiverFront Asset Allocation Aggressive	The Fund seeks to achieve long term capital appreciation.
RiverFront Asset Allocation Growth	The Fund seeks to provide high total investment return.
RiverFront Asset Allocation Growth & Income	The Fund seeks to achieve long-term growth and income.
RiverFront Asset Allocation Moderate	The Fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks, and (2) growth of capital.
RiverFront Asset Allocation Income & Growth	The Fund seeks to provide current income and potential for that income to grow over time.
ALPS | Kotak India Growth Fund	The Fund’s investment goal is long-term capital appreciation.
ALPS | Metis Global Micro Cap Value Fund	The Fund Seeks long-term growth of capital.

* Effective February 28, 2018, the RiverFront Global Growth Fund changed its name to the RiverFront Asset Allocation Aggressive, the RiverFront Global Allocation Fund changed its name to the RiverFront Asset Allocation Growth, the RiverFront Dynamic Equity Income Fund changed its name to the RiverFront Asset Allocation Growth & Income, the

RiverFront Moderate Growth & Income Fund changed its name to the RiverFront Asset Allocation Moderate, and the RiverFront Conservative Income Builder Fund changed its name to the RiverFront Asset Allocation Income & Growth.

While there is no assurance that a Fund will achieve its investment objective, each Fund endeavors to do so by following the strategies and policies described in this prospectus.

Each Fund’s Board of Trustees (the “Board”) may change this objective or the Fund’s principal investment strategies without a shareholder vote. Each Fund will notify you in writing at least sixty (60) days before making any such change. If there is a material change to a Fund’s objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

ALPS Advisors, Inc. (“ALPS Advisors,” or the “Adviser”), is the investment adviser of each Fund.

What are each Fund’s Principal Investment Strategies?

ALPS | Red Rocks Listed Private Equity Fund

To achieve its objective, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in (i) securities of U.S. and non-U.S. companies, including those in emerging markets, listed on a national securities exchange, or foreign equivalent, that have a majority of their assets invested in or exposed to private companies or have as their stated intention to have a majority of their assets invested in or exposed to private companies (“Listed Private Equity Companies”) and (ii) derivatives, including options, futures, forwards, swap agreements and participation notes, that otherwise have the economic characteristics of Listed Private Equity Companies. Although the Fund does not invest directly in private companies, it will be managed with a similar approach: identifying and investing in long-term, high-quality Listed Private Equity Companies.

Listed Private Equity Companies may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies. The determination of whether a company is a Listed Private Equity Company will be made at the time of purchase and a portfolio company’s status will not vary solely as a result of fluctuations in the value of its assets or as a result of the progression of its holdings through the normal stages of a private equity company, including the exit stage. A portfolio company is considered to have a stated intention of investing primarily in private companies if it meets the criteria above under normal circumstances, notwithstanding temporary fluctuations in the public/private values of its private equity portfolio. The inclusion of a company in a recognized Listed Private Equity index will be considered a primary factor in the determination of whether a company is a Listed Private Equity Company.

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ALPS | CoreCommodity Management
CompleteCommodities Strategy Fund
(the “CompleteCommodities Strategy Fund”)

The Fund seeks to achieve its investment objective by investing, under normal circumstances, directly or indirectly in a combination of commodity-related equity securities (“Commodity Equity Investments”) and commodity futures-linked derivative instruments (“Commodity Investments”) and thereby obtaining exposure to the commodity markets. CompleteCommodities®, as developed by CoreCommodity Management, LLC (the “Sub-Adviser”), is an investment approach that actively combines Commodity Investments and Commodity Equity Investments.

•Commodity Investments are investments in commodity futures contracts, commodity swaps, options on commodity futures, commodity-linked notes and may at times include direct or indirect investments in physical commodities.

•Commodity Equity Investments are generally investments in companies primarily engaged in the production and distribution of commodities and commodity-related products.

With respect to the Commodity Equity Investments portion of its portfolio, the Fund seeks to invest in a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services in the agriculture, base/industrial metals, energy and precious metals sectors. The Sub-Adviser utilizes both quantitative and fundamental analyses for selecting securities for inclusion in the portfolio. The Fund may purchase American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”), or enter into derivative instruments based on the Commodity Equity Investments. The Fund may also from time to time purchase or sell common stock, preferred stock, convertible securities and ETFs.

With respect to the Commodity Investments portion of its portfolio, the Fund seeks to gain exposure to the commodity markets through the use of Commodity Investments. Commodity Investments in which the Fund may invest, either directly and/or indirectly through a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”), include commodity futures contracts, commodity swaps, options on commodity futures and commodity-linked notes. The Fund may also from time to time invest in ETFs and master limited partnerships.

The Fund expects to gain exposure to the commodities market indirectly by investing up to 25% of its total assets in the Subsidiary, which is designed to enhance the ability of the Fund to obtain exposure to the commodities market through Commodity Investments consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Subsidiary has the same investment objective and is subject to substantially the same investment policies and investment restrictions as the Fund, except that the Subsidiary (unlike the Fund) will not invest in equity securities and may invest without limitation in commodity swaps and other commodity-linked derivative instruments. The Fund and the Subsidiary are advised by the Adviser and Sub-Adviser.

Red Rocks Capital LLC, the Funds sub-adviser, (“Red Rocks” or the “Sub-Adviser”) selects investments from the Listed Private Equity Company universe pursuant to a proprietary selection methodology using quantitative and qualitative historical results and commonly used financial measurements such as: price-to-book, price-to-sales, price-to-earnings, return on equity and balance sheet analysis. In addition, the Sub-Adviser observes the depth and breadth of company management, including management turnover. Lastly, the Sub-Adviser looks to allocate the portfolio directly and indirectly amongst industry sectors, geographic locations, stage of investment and the year in which the private equity firm or fund makes a commitment or an investment in a fund, asset or business (“vintage year”).

ALPS | WMC Research Value Fund

The Fund invests primarily in common stocks of U.S. companies that the Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management” or the “Sub-Adviser”) believes are undervalued by the marketplace. The Sub-Adviser may invest in companies with any market capitalization, but will emphasize primarily large capitalization companies.

Disciplined portfolio construction techniques are used to manage risk and ensure diversification through investments in a number of different industries and companies. The Fund utilizes an approach designed to add value through fundamental, bottom-up security analysis. The Fund consists of multiple subportfolios and each subportfolio is actively managed by one or more of Wellington Management’s Global Industry Analysts, who have developed investment frameworks that have proven most relevant to their particular industry. The allocation of assets to each subportfolio corresponds to the relative weight of the analysts’ coverage universe within the Russell® 1000 Value Index. As a result of the portfolio construction process, the Fund maintains broad diversification across industries.

Clough China Fund

To pursue its objective, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that:

•are organized under the laws of China or Hong Kong;

•are primarily traded on the China or Hong Kong exchanges; or

•derive at least 50% of their revenues from business activities in China or Hong Kong, but which are listed and traded elsewhere.

Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks, depository receipts, exchange traded funds (“ETFs”), rights and warrants. The Fund may invest in securities of all market capitalizations, including companies in emerging markets.

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changing market and economic trends. Variations of up to 20% in the target asset allocation between equities and fixed income securities are permitted. Therefore, under normal conditions, the equity/fixed income allocation in the Fund may be up to 80%/20% instead of the 100%/0% target. The portfolio is built around a strategic allocation which allocates the portfolio’s investments into large, small, and mid-cap equities and which may include international equities (including emerging markets). During periods of heightened market uncertainty the Fund may hold fixed income RiverFront ETFs. The fixed income ETFs included in the portfolio may hold fixed income instruments of any credit quality, including “junk” bonds, and of any duration. Duration is a weighted measure of a bond’s maturity, which takes into account interest payments that will occur throughout the life of the bond. In general, the longer the bond’s duration, the more its price will drop as interest rates go up. RiverFront may tactically depart from the targeted allocations when certain sectors appear to be over- or under-valued. The equity issuers to which the Fund will have exposure may be issuers of any market capitalization.

The Sub-Adviser researches and implements its fundamental and technical disciplines on a global basis, without focusing on any one particular geographic region or segment. In addition, the investment universe of certain of the RiverFront ETFs in which the Fund invests corresponds with the companies contained in the MSCI ACWI index, which presently includes issuers from 23 developed and 24 emerging markets.

In making strategic asset allocation decisions for a Fund, RiverFront seeks to identify various equity and other asset classes or market sectors that appear to present attractive relative long-term value and capital growth opportunities over a three- to ten-year period, and to position the Fund’s portfolio across asset classes that offer the optimal combination of risk and long-term return potential. After determining the strategic asset allocation for a Fund, RiverFront applies tactical allocation that incorporates price, economic and earnings momentum into the asset allocation decisions. Tactical allocation combines mathematical valuation models with market judgment and technical analysis in making risk-controlled adjustments to the strategic asset allocation in order to take advantage of short-term opportunities.

The Fund’s investment in a particular RiverFront ETF may, depending on market conditions, from time to time constitute 25% or more of the Fund’s portfolio. These RiverFront ETFs include the RiverFront Dynamic Core Income ETF, the RiverFront Dynamic Unconstrained Income ETF, the RiverFront Dynamic US Dividend Advantage ETF, the RiverFront Dynamic US Flex-Cap ETF, the First Trust RiverFront Dynamic Developed International ETF, the First Trust RiverFront Dynamic Europe ETF, the First Trust RiverFront Dynamic Asia Pacific ETF, and the First Trust RiverFront Dynamic Emerging Markets ETF. Under normal circumstances, the Fund expects at least 25% of its portfolio holdings to be invested in the First Trust RiverFront Dynamic Developed International ETF.

The Fund and/or the Subsidiary may invest without limit in investment grade fixed-income securities of varying maturities, including U.S. Treasuries, U.S. Treasury inflation-protected securities (“TIPS”), other U.S. and foreign government securities, corporate bonds and notes, and affiliated and unaffiliated money market funds, to collateralize its Commodity Investments and other derivative exposure on a day-to-day basis.

The Sub-Adviser will use its discretion to determine the percentage of the Fund’s assets allocated to each of the Commodity Equity Investments and Commodity Investments portions of the Fund’s portfolio. Generally, the Sub-Adviser will take various factors into account in allocating the assets of the Fund between the Commodity Equity Investments and Commodity Investments portions of its portfolio, including, but not limited to:

•results of proprietary quantitative models developed by the Sub-Adviser;

•Commodity Investments relative price differentials for a range of commodity futures for current delivery as compared to similar commodity futures for future delivery; and

•other market conditions.

Generally, at least 20% of the Fund’s investments, either directly or indirectly through the Subsidiary, will be allocated to each respective portion of the portfolio; provided, however, that at times the Sub-Adviser may choose to lower this minimum exposure level and give greater emphasis to Commodity Equity Investments or Commodity Investments, as the case may be, based on market events such as significant market movements and significant economic events and trends.

RiverFront Asset Allocation Aggressive

The Adviser and the Sub-Adviser seek to achieve the Fund’s investment objective by strategically investing in, and tactically adjusting allocations to, exchange-traded funds (ETFs) that, under normal market conditions, are expected to primarily consist of ETFs sub-advised by RiverFront (“RiverFront ETFs”). The Fund also seeks, under normal market conditions, a target asset allocation, on a look-through basis, of 100% to equities and 0% to fixed-income securities, subject to the variations described below. The Fund’s strategic allocation refers to the Sub-Adviser’s long-term, macro-view targeted allocation of asset class exposure that takes into consideration the Fund’s particular investment objective and risk limitations. The Fund’s tactical adjustments refer to the Sub-Adviser’s periodic (typically quarterly, under normal circumstances) modifications of the Fund’s allocation in response to prevailing market conditions, to seek to emphasize asset classes that have positive momentum.

The Fund is designed to meet investor needs for a diversified portfolio solution with a defined objective of long-term growth through a fully managed investment policy utilizing primarily RiverFront ETFs that collectively feature a mix of exposure to equity securities and debt securities (with a strong emphasis on the former) of both United States and foreign issuers, the combination of which will be varied from time to time both with respect to types of securities and markets in response to

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a three- to ten-year period, and to position the Fund’s portfolio across asset classes that offer the optimal combination of risk and long-term return potential. After determining the strategic asset allocation for a Fund, RiverFront applies tactical allocation that incorporates price, economic and earnings momentum into the asset allocation decisions. Tactical allocation combines mathematical valuation models with market judgment and technical analysis in making risk-controlled adjustments to the strategic asset allocation in order to take advantage of short-term opportunities.

The Fund’s investment in a particular RiverFront ETF may, depending on market conditions, from time to time constitute 25% or more of the Fund’s portfolio. These RiverFront ETFs include the RiverFront Dynamic Core Income ETF, the RiverFront Dynamic Unconstrained Income ETF, the RiverFront Dynamic US Dividend Advantage ETF, the RiverFront Dynamic US Flex-Cap ETF, the First Trust RiverFront Dynamic Developed International ETF, the First Trust RiverFront Dynamic Europe ETF, the First Trust RiverFront Dynamic Asia Pacific ETF, and the First Trust RiverFront Dynamic Emerging Markets ETF. Under normal circumstances, the Fund expects at least 25% of its portfolio holdings to be invested in the First Trust RiverFront Dynamic Developed International ETF.

RiverFront Asset Allocation Growth & Income

The Adviser and the Sub-Adviser seek to achieve the Fund’s investment objective by strategically investing in, and tactically adjusting allocations to, exchange-traded funds (ETFs) that, under normal market conditions, are expected to primarily consist of ETFs sub-advised by RiverFront (“RiverFront ETFs”). The Fund also seeks, under normal market conditions, a target asset allocation, on a look-through basis, of 70% to equities and 30% to fixed-income securities, subject to the variations described below. The Fund’s strategic allocation refers to the Sub-Adviser’s long-term, macro-view targeted allocation of asset class exposure that takes into consideration the Fund’s particular investment objective and risk limitations. The Fund’s tactical adjustments refer to the Sub-Adviser’s periodic (typically quarterly, under normal circumstances) modifications of the Fund’s allocation in response to prevailing market conditions, to seek to emphasize asset classes that have positive momentum.

The Fund is designed for investors seeking current income and the potential for their income level to grow over time, while also seeking to manage risk through a combination of capital appreciation and rising dividend payments that exceeds the average yield on global equities generally. The Fund will typically have a substantial allocation to RiverFront ETFs which have exposure to dividend paying stocks; therefore, investors in this Fund should be able to assume a certain degree of portfolio volatility. Variations of up to 20% in the target asset allocation between equities and fixed income securities are permitted. Therefore, under normal conditions, the equity/fixed income allocation in the Fund may range from 50%/50% to 90%/10% instead of the 70%/30% target. The Fund is expected to invest between 50% and 90% of its assets primarily in RiverFront ETFs with exposure to a globally diversified basket of equities (which may include securities of issuers located in emerging markets).

RiverFront Asset Allocation Growth

The Adviser and the Sub-Adviser seek to achieve the Fund’s investment objective by strategically investing in, and tactically adjusting allocations to, exchange-traded funds (ETFs) that, under normal market conditions, are expected to primarily consist of ETFs sub-advised by RiverFront (“RiverFront ETFs”). The Fund also seeks, under normal market conditions, a target asset allocation, on a look-through basis, of 80% to equities and 20% to fixed-income securities, subject to the variations described below. The Fund’s strategic allocation refers to the Sub-Adviser’s long-term, macro-view targeted allocation of asset class exposure that takes into consideration the Fund’s particular investment objective and risk limitations. The Fund’s tactical adjustments refer to the Sub-Adviser’s periodic (typically quarterly, under normal circumstances) modifications of the Fund’s allocation in response to prevailing market conditions, to seek to emphasize asset classes that have positive momentum.

The Fund is designed to meet investor needs for a diversified portfolio solution with a defined objective of growth through a fully managed investment policy utilizing primarily RiverFront ETFs that collectively feature a mix of exposure to equity securities and debt securities (with a strong emphasis on the former) of both United States and foreign issuers, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Variations of up to 20% in the target asset allocation between equities and fixed income securities are permitted. Therefore, under normal conditions, the equity/fixed income allocation in the Fund may range from 60%/40% to 100%/0% instead of the 80%/20% target. The Fund’s portfolio is typically built around a long-term strategic allocation which divides the Fund’s investments into large cap, small cap, mid-cap equities; international equities (including emerging markets); and fixed income securities. The Fund will normally feature a larger allocation to equity ETFs and a smaller allocation to fixed income ETFs. The fixed income ETFs included in the portfolio may hold fixed income instruments of any credit quality, including “junk” bonds, and of any duration. Duration is a weighted measure of a bond’s maturity, which takes into account interest payments that will occur throughout the life of the bond. In general, the longer the bond’s duration, the more its price will drop as interest rates go up. RiverFront may tactically depart from the targeted allocations when certain sectors appear to be over- or under-valued. The equity issuers to which the Fund will have exposure may be issuers of any market capitalization.

The Sub-Adviser researches and implements its fundamental and technical disciplines on a global basis, without focusing on any one particular geographic region or segment. In addition, the investment universe of certain of the RiverFront ETFs in which the Fund invests corresponds with the companies contained in the MSCI ACWI index, which presently includes issuers from 23 developed and 24 emerging markets.

In making strategic asset allocation decisions for a Fund, RiverFront seeks to identify various equity and other asset classes or market sectors that appear to present attractive relative long-term value and capital growth opportunities over

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The Fund is designed for investors seeking current income and the potential for increased income over time by providing exposure to both equity and fixed income investments consistent with a level of risk that the Sub-Adviser believes would typically be appropriate for the diverse needs of groups of employee retirement plan participants as a whole. Variations of up to 20% in the target asset allocation between equities and fixed income securities are permitted. Therefore, under normal conditions, the equity/fixed income allocation in the Fund may range from 30%/70% to 70%/30% instead of the 50%/50% target. The Fund is expected to invest between 30% and 70% of its net assets to ETFs with exposure to a globally diversified basket of equities. Special focus will be placed on identifying and investing in RiverFront ETFs that invest in dividend paying equity securities. The balance of the Fund’s assets (typically between 70% and 30%) is expected to be invested primarily in ETFs with exposure to corporate debt securities and which receive, and pay, income from such securities. The fixed income ETFs included in the portfolio may hold fixed income instruments of any credit quality, including “junk” bonds, and of any duration. Duration is a weighted measure of a bond’s maturity, which takes into account interest payments that will occur throughout the life of the bond. In general, the longer the bond’s duration, the more its price will drop as interest rates go up. The equity issuers to which the Fund will have exposure may be issuers of any market capitalization.

The Fund’s allocations to the various global equity and debt markets (which may include exposure to securities of issuers in emerging markets) will generally be determined by RiverFront’s assessment of the growth potential presented by these markets, with the relative attractiveness of the market from a valuation perspective being a primary determinant of growth potential. RiverFront may tactically depart from the targeted allocations when certain sectors appear to be over or under-valued. These strategies may result in high portfolio turnover and portfolio volatility. The Fund seeks to avoid what it regards as prolonged overemphasis in any particular asset class while balancing the ability to adjust allocations in response to momentum shifts.

In making strategic asset allocation decisions for a Fund, RiverFront seeks to identify various equity and other asset classes or market sectors that appear to present attractive relative long-term value and capital growth opportunities over a three- to ten-year period, and to position the Fund’s portfolio across asset classes that offer the optimal combination of risk and long-term return potential. After determining the strategic asset allocation for a Fund, RiverFront applies tactical allocation that incorporates price, economic and earnings momentum into the asset allocation decisions. Tactical allocation combines mathematical valuation models with market judgment and technical analysis in making risk-controlled adjustments to the strategic asset allocation in order to take advantage of short-term opportunities.

The Fund’s investment in a particular RiverFront ETF may, depending on market conditions, from time to time constitute 25% or more of the Fund’s portfolio. These RiverFront ETFs include the RiverFront Dynamic Core Income ETF, the RiverFront

The balance of the Fund is expected to be invested primarily in various other income-paying RiverFront ETFs, the assets of which may include corporate debt. The fixed income ETFs included in the portfolio may hold fixed income instruments of any credit quality, including “junk” bonds, and of any duration. Duration is a weighted measure of the length of time a bond will pay out and takes into account interest payments that occur throughout the course of holding the bond. In general, the longer the bond’s duration, the more its price will drop as interest rates go up. RiverFront may tactically depart from the targeted allocations when certain sectors appear to be over- or under-valued. The equity issuers to which the Fund will have exposure may be issuers of any market capitalization.

In making strategic asset allocation decisions for a Fund, RiverFront seeks to identify various equity and other asset classes or market sectors that appear to present attractive relative long-term value and capital growth opportunities over a three- to ten-year period, and to position the Fund’s portfolio across asset classes that offer the optimal combination of risk and long-term return potential. After determining the strategic asset allocation for a Fund, RiverFront applies tactical allocation that incorporates price, economic and earnings momentum into the asset allocation decisions. Tactical allocation combines mathematical valuation models with market judgment and technical analysis in making risk-controlled adjustments to the strategic asset allocation in order to take advantage of short-term opportunities.

The Fund’s investment in a particular RiverFront ETF may, depending on market conditions, from time to time constitute 25% or more of the Fund’s portfolio. These RiverFront ETFs include the RiverFront Dynamic Core Income ETF, the RiverFront Dynamic Unconstrained Income ETF, the RiverFront Dynamic US Dividend Advantage ETF, the RiverFront Dynamic US Flex-Cap ETF, the First Trust RiverFront Dynamic Developed International ETF, the First Trust RiverFront Dynamic Europe ETF, the First Trust RiverFront Dynamic Asia Pacific ETF, and the First Trust RiverFront Dynamic Emerging Markets ETF. Under normal circumstances, the Fund expects at least 25% of its portfolio holdings to be invested in the First Trust RiverFront Dynamic Developed International ETF.

RiverFront Asset Allocation Moderate

The Adviser and the Sub-Adviser seek to achieve the Fund’s investment objective by strategically investing in, and tactically adjusting allocations to, exchange-traded funds (ETFs) that, under normal market conditions, are expected to primarily consist of ETFs sub-advised by RiverFront (“RiverFront ETFs”). The Fund also seeks, under normal market conditions, a target asset allocation, on a look-through basis, of 50% to equities and 50% to fixed-income securities, subject to the variations described below. The Fund’s strategic allocation refers to the Sub-Adviser’s long-term, macro-view targeted allocation of asset class exposure that takes into consideration the Fund’s particular investment objective and risk limitations. The Fund’s tactical adjustments refer to the Sub-Adviser’s periodic (typically quarterly, under normal circumstances) modifications of the Fund’s allocation in response to prevailing market conditions, to seek to emphasize asset classes that have positive momentum.

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In making strategic asset allocation decisions for a Fund, RiverFront seeks to identify various equity and other asset classes or market sectors that appear to present attractive relative long-term value and capital growth opportunities over a three- to ten-year period, and to position the Fund’s portfolio across asset classes that offer the optimal combination of risk and long-term return potential. After determining the strategic asset allocation for a Fund, RiverFront applies tactical allocation that incorporates price, economic and earnings momentum into the asset allocation decisions. Tactical allocation combines mathematical valuation models with market judgment and technical analysis in making risk-controlled adjustments to the strategic asset allocation in order to take advantage of short-term opportunities.

The Fund’s investment in a particular RiverFront ETF may, depending on market conditions, from time to time constitute 25% or more of the Fund’s portfolio. These RiverFront ETFs include the RiverFront Dynamic Core Income ETF, the RiverFront Dynamic Unconstrained Income ETF, the RiverFront Dynamic US Dividend Advantage ETF, the RiverFront Dynamic US Flex-Cap ETF, the First Trust RiverFront Dynamic Developed International ETF, the First Trust RiverFront Dynamic Europe ETF, the First Trust RiverFront Dynamic Asia Pacific ETF, and the First Trust RiverFront Dynamic Emerging Markets ETF. Under normal circumstances, the Fund expects at least 25% of its portfolio holdings to be invested in the RiverFront Dynamic Core Income ETF.

Applicable to all RiverFront Funds

Affiliated ETF Structure

Each Fund intends, under normal market conditions, to invest primarily in RiverFront ETFs. To seek to mitigate risks of conflicts of interest arising from investments in affiliated investment companies, each Fund has adopted an expense structure under which the Fund does not pay advisory fees to either the Adviser or the Sub-Adviser. For non-advisory services, the Fund pays an administrative fee in addition to other expenses described in the Fund’s fees and expenses table. The fee, which is calculated at an annual rate of 0.25% of the Fund’s average daily net assets, covers Fund expenses including the costs of transfer agency, custody, fund administration, legal, bookkeeping, audit, and other expenses, but does not cover fees or distribution and service (Rule 12b-1) fees, which are borne separately by each Fund, and which are described in greater detail under the heading “Administrator, Distributor and Transfer Agent”.

Risk Management

RiverFront utilizes risk management techniques in its investment process. Those techniques include understanding the risks being assumed, monitoring the impact of those risks on performance, and promptly addressing those asset classes that are not performing.

The RiverFront portfolio and risk management teams meet from time to time as required to review holdings, evaluate their risks, assess the portfolio managers’ conviction levels on the

Dynamic Unconstrained Income ETF, the RiverFront Dynamic US Dividend Advantage ETF, the RiverFront Dynamic US Flex-Cap ETF, the First Trust RiverFront Dynamic Developed International ETF, the First Trust RiverFront Dynamic Europe ETF, the First Trust RiverFront Dynamic Asia Pacific ETF, and the First Trust RiverFront Dynamic Emerging Markets ETF. Under normal circumstances, the Fund expects at least 25% of its portfolio holdings to be invested in each of the RiverFront Dynamic Core Income ETF and the RiverFront Dynamic US Dividend Advantage ETF.

RiverFront Asset Allocation Income & Growth

The Adviser and the Sub-Adviser seek to achieve the Fund’s investment objective by strategically investing in, and tactically adjusting allocations to, exchange-traded funds (ETFs) that, under normal market conditions, are expected to primarily consist of ETFs sub-advised by RiverFront (“RiverFront ETFs”). The Fund also seeks, under normal market conditions, a target asset allocation, on a look-through basis, of 30% to equities and 70% to fixed-income securities, subject to the variations described below. The Fund’s strategic allocation refers to the Sub-Adviser’s long-term, macro-view targeted allocation of asset class exposure that takes into consideration the Fund’s particular investment objective and risk limitations. The Fund’s tactical adjustments refer to the Sub-Adviser’s periodic (typically quarterly, under normal circumstances) modifications of the Fund’s allocation in response to prevailing market conditions, to seek to emphasize asset classes that have positive momentum.

Variations of up to 20% in the target asset allocation between equities and fixed income securities are permitted. Therefore, under normal conditions, the equity/fixed income allocation in the Fund may range from 10%/90% to 50%/50% instead of the 30%/70% target. The Fund is expected to invest between 50% and 90% of its assets in various fixed-income ETFs with exposure to high- and low-grade corporate debt. The balance of the Fund’s assets (typically between 10% and 50%) will be invested in ETFs featuring a diversified basket of equities, low-grade debt (including “junk bonds”), or both. Special focus will be placed on ETFs with dividend-paying equities. The fixed income ETFs included in the portfolio may hold fixed income instruments of any credit quality, including “junk” bonds, and of any duration. Duration is a weighted measure of the length of time a bond will pay out and takes into account interest payments that occur throughout the course of holding the bond. In general, the longer the bond’s duration, the more its price will drop as interest rates go up. Securities held by the RiverFront ETFs may include securities of issuers organized, located, or doing business in countries other than the United States (certain of which may be countries typically identified as emerging markets). The equity issuers to which the Fund will have exposure may be issuers of any market capitalization.

The Fund is designed for investors seeking current income and the potential for their income level to grow over time, and under normal market conditions is expected to be implemented through investments primarily in RiverFront ETFs. RiverFront may, based on the Sub-Adviser’s assessments of market conditions, periodically and tactically depart from the Fund’s targeted long-term strategic allocations when a certain asset class appears to be over- or under-valued.

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significant tactical adjustments are made to markets in which investor sentiment has driven valuations to an extreme, the trend in those markets is showing signs of turning, and the Federal Reserve policy is clearly supportive of the market’s new direction. The maximum tactical adjustment to the percentage represented by a particular asset class relative to the strategic asset allocation is normally 10%. The allocation among the asset classes may vary substantially over time.

Futures Contracts

Certain of the RiverFront ETFs that invest in securities of non-U.S. companies may seek to hedge their currency exposure by entering into currency forward contracts or futures contracts.

REITs

Each RiverFront ETF may also invest in common and preferred shares of real estate investment trusts (or REITs), which are companies that invest in real estate, mortgages, and/or construction loans.

ALPS | Kotak India Growth Fund

To achieve its objective, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity and equity-linked securities of “Indian companies.” Indian companies are those that:

•are organized under the laws of, or maintain their principal place of business in, or for which the principal trading market for their securities is in India; or

•derive 50% or more of their total revenue or profit from either goods or services produced or sales made in India; or

•have 50% or more of their assets in India.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities. The Fund intends to invest in companies of all capitalization sizes.

The Fund may invest in the equity securities of Indian companies by investing in shares of a wholly owned, collective investment vehicle (the “Portfolio”), registered with and regulated by the Mauritius Financial Services Commission. The Portfolio shall invest in securities of a wide selection of Indian companies, consistent with the Fund’s investment strategies. Investment by the Portfolio is a tax efficient method of investing in Indian companies. The Portfolio will seek to establish residency in Mauritius to be eligible to receive beneficial tax treatment under the double taxation avoidance agreement entered into between Mauritius and India (the “Treaty”).

To the extent the Fund invests through the Portfolio, an investment in the Fund is an indirect investment in the Portfolio. Unless the context indicates otherwise, descriptions in this Prospectus of securities and transactions, and their associated investment risks and restrictions, refer to and apply with respect to investments made by the Portfolio.

holdings, and determine decision points for the sale of holdings. RiverFront will sell positions in ETFs when it no longer believes they present attractive long-term growth opportunities relative to other possible investments in that asset class or when RiverFront changes its strategic asset allocation or makes tactical adjustments to address underperforming asset classes.

Market Capitalization Strategy

Each Fund will generally invest in ETFs with exposure to companies of various market capitalizations but will typically seek to have exposure to domestic companies within any single market capitalization category to no more than 50% of its total assets, on a look-through basis, for large-cap or mid-cap and no more than 35% for small-cap. RiverFront uses the data from the CRSP (Center for Research in Securities Pricing) as a general guideline for defining market caps.

Investment Selection Process

In constructing a Fund’s portfolio, RiverFront employs a multi-dimensional investment discipline, involving:

•Strategic asset allocation

•Tactical adjustments, sector strategy and optimized security selection

•Disciplined risk management

Strategic Asset Allocation

In making strategic asset allocation decisions for a Fund, RiverFront seeks to identify various equity and other asset classes or market sectors that appear to present attractive relative long-term value and capital growth opportunities over a three- to ten-year period, and to position the Fund’s portfolio across asset classes that offer the optimal combination of risk and long-term return potential. Equity asset classes or market sectors may include various combinations of equity securities of companies across the market capitalization spectrum, growth and value stocks, U.S. stocks and foreign equities (e.g., large-cap growth, mid-cap value, small-cap value, foreign developed country and emerging markets). Based on an analysis of historical returns, RiverFront believes that a strong relationship exists between the price paid for an asset and asset’s subsequent longer-term return, and looks for asset classes that offer good relative values. RiverFront applies sophisticated mathematical models to various asset classes to produce forward-looking estimates of their potential long-term returns based upon whether the asset class is priced above or below its historical long-term average, and combines those estimates with volatility and correlation assumptions to select asset classes with long-term growth potential and determine the percentage each asset class will represent of the entire portfolio.

Tactical Adjustments

After determining the strategic asset allocation for a Fund, RiverFront applies tactical allocation that incorporates price, economic and earnings momentum into the asset allocation decisions. Tactical allocation combines mathematical valuation models with market judgment and technical analysis in making risk-controlled adjustments to the strategic asset allocation in order to take advantage of short-term opportunities. The most

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balance sheets, above average or rising margins and strong returns on capital invested in the business. In choosing equity investments, the Sub-Adviser also considers such factors as the financial strength of the company, the expertise of management, the growth potential of the company within the industry, and the growth potential of the industry itself.

ALPS | Metis Global Micro Cap Value Fund

Metis Global Partners, LLC (the “Sub-Adviser”), seeks to achieve the Fund’s investment objective by investing primarily in equity securities of micro-cap companies located both within and outside of the United States. The Fund’s investments outside of the United States may include securities of companies located in emerging or frontier markets. The Sub-Adviser expects to construct the Fund’s portfolio based on the Sub-Adviser’s global knowledge of fundamental data and market inefficiencies, and will seek to position the portfolio in what the Sub-Adviser believes are undervalued segments of the Fund’s investment universe.

In assembling the Fund’s investment universe, the Sub-Adviser typically screens fundamental and pricing data and applies liquidity algorithms in order to seek to maintain a consistent quality of data in the decision making process. Securities are typically analyzed using a valuation model that assesses companies based on multiple factors and assigns each security a score based on the difference between the current price and value. The Sub-Adviser’s optimization process is value driven and takes into account the individual stocks, industries, sectors and countries.

The Sub-Adviser regards “micro-cap” companies to be those with market capitalizations typically between $50 million and $750 million. Under normal conditions, the Fund will invest at least eighty percent (80%) of its net assets plus borrowings for investment purposes in micro-cap companies, while the Fund overall will generally invest in companies located in at least five different countries, with forty percent (40%) or more of the Fund’s assets invested in non-U.S. companies. In determining the country in which a particular company is located, the Sub-Adviser may consider factors such as the location of the company’s headquarters, the location of the company’s assets, or the locations from which the company derives a substantial portion of its revenue. The Fund defines emerging and frontier markets as those countries currently excluded from the MSCI World Index of developed markets. These companies are typically domiciled in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The Fund has procured registration with SEBI as a Category II FPI to invest in India directly. The Portfolio intends to gradually liquidate its investments in Indian securities. It is expected that gradually, all the investments in Indian securities would be held directly by the Fund.

The Fund will invest directly and/or indirectly in equity and equity-linked securities of Indian companies that, in the opinion of Kotak Mahindra Asset Management (Singapore) Pte. Ltd., the Fund’s sub-adviser (“Kotak” or the “Sub-Adviser”) have one or more of the following characteristics for growth, such as, but not exclusively limited to Indian companies:

•that are sector leaders and enjoy leadership in their respective segments;

•that are strong asset plays;

•that are expected to witness operational and financial improvement due to positive swing in their business cycles;

•that are expected to sustain high growth due to their ability to create new markets, develop nascent business segments and operate successfully in niche segments with scale-up potential;

•that are expected to create and deliver long-term value due to innovation and IPR development; and

•with the potential for value unlocking in the medium- to long-term due to strategic sale, change in management, deregulation, economic legislation and reform.

The Fund will normally invest at least 80% of its net assets, plus any borrowings for investment purposes, directly or indirectly in equity and equity-linked securities of Indian companies. Because the financials sector (including the banking and insurance industries) represents a significant portion of the total capitalization of the Indian market, the Fund’s investments may hold a substantial portion of its investment in the financials sector.

The Sub-Adviser will implement an active Fund management strategy, employing both “top-down” and “bottom-up” research styles combined with macro and economic analysis. As a “top down” investor, the Sub-Adviser focuses primarily on broad investment contours like sectoral and sub-sectoral composition. The Sub-Adviser’s investment team examines the Indian and global economy to identify potential investment opportunities across industries. As a “bottom-up” investor focusing primarily on individual securities, the Sub-Adviser looks for companies whose current valuations, in the Sub-Adviser’s opinion, does not reflect future growth prospects. The Sub-Adviser chooses companies that have identifiable drivers of future earnings growth and present, in the Sub-Adviser’s opinion, the best trade-off between that potential earnings growth, business and financial risk and valuation. The Sub-Adviser’s philosophy includes favoring companies that have competitive advantages through leading-edge products, intellectual property, product positioning, unique market niches, brand identity, solid management teams, strong

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Value Securities

Value securities are equity securities that are or are believed to be currently underpriced. Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.

Small- and Medium-Sized Company Securities

Small- and medium-sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group. In addition, small- and medium-sized company securities may trade much less frequently than securities of larger companies, making the prices of these securities subject to greater volatility.

Small- and medium-sized company securities may appreciate faster than those of larger, more established companies for many reasons. For example, small- and medium-sized companies tend to have younger product lines whose distribution and revenues are still maturing.

Corporate Debt Securities

Corporate debt securities are taxable debt obligations issued by corporations, are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a debt security generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.

Fixed-Income Securities

Each Fund or Underlying ETF may also invest in other fixed-income securities, including corporate bonds and notes, U.S. and foreign government securities and affiliated and unaffiliated money market securities.

Credit Quality

Securities are considered to be investment grade if:

•They are rated BBB- or higher by a nationally recognized statistical rating organization (“NRSRO”);

•They have received a comparable short-term or other rating; or

•They are unrated securities that the Sub-Adviser believes to be of comparable quality to rated investment-grade securities.

If a security receives different ratings, a Fund will treat the security as being rated in the highest rating category. A Fund may choose not to sell securities that are downgraded after their purchase below the Fund’s minimum acceptable credit rating.

MORE ON EACH FUND’S INVESTMENTS AND RELATED RISKS

Each Fund’s investment objective and its principal investment strategies are described above under “Investment Objective and Principal Investment Strategies.” This section provides additional information about the Funds’ investment strategies and certain portfolio management techniques the Funds may use, as well as the principal and other risks that may affect a Fund’s portfolio. The disclosure below is applicable to a given Fund only to the extent the particular investment type or risk is discussed in the Fund’s investment strategies, as well as the principal and other risks that may affect each Fund’s portfolio. Additional information about some of these investments and portfolio management techniques and their associated risks is included in the Funds’ Statement of Additional Information (“SAI”), which is available without charge upon request (see back cover).

What are the Principal Securities in which the Funds or the RiverFront Funds’ Underlying ETFs Invest?

Equity Securities

Equity securities are securities which signify ownership interest in a corporation and represent a claim on part of the corporation’s assets and earnings. Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in non-U.S. investments or trusts, depositary receipts, equity interests in publicly traded limited partnerships/units and other equity investments. Each Fund or Underlying ETF may invest in equity or equity-related securities and equipment lease certificates, equipment trust certificates and conditional sales contracts or limited partnership interests.

Foreign Securities

Each Fund or Underlying ETF may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States, including issuers located in emerging markets. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

Derivative Securities

Each Fund or Underlying ETF may invest in options, futures, forwards, swap agreements, participation notes and other types of derivatives individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return. Such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs.

Growth Securities

Growth securities are equity securities that have or are expected to have strong sales and earnings growth and capital appreciation potential and that will grow faster than the economy as a whole. Growth securities may be more sensitive to changes in business momentum and earnings than other securities because they typically trade at higher earnings multiples.

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agricultural products, and livestock and aquaculture. The base/industrial metals sector includes companies engaged in the production of aluminum, steel, uranium, and diversified metals and mining. The energy sector includes companies engaged in the production of coal and consumable fuels, integrated oil and gas, oil and gas exploration and production, oil and gas drilling, oil and gas equipment and services, oil and gas refining and marketing, and oil and gas storage and transportation (excluding shipping). The precious metals sector includes companies engaged in the mining and production of gold and precious metals and minerals. The equity securities in which the Funds or the Underlying ETFs invest may not move in the same direction and to the same extent as the underlying commodities.

Commodity Futures and Options on Commodity Futures

Futures contracts and options on futures contracts allow for the future sale by one party and purchase by another party of a specified amount of a specific commodity at a specified future time and at a specified price. The purchase of a futures contract enables the Fund or the Underlying ETF, during the term of the contract, to lock in a price at which it may purchase a commodity and protect against a rise in prices. Futures contracts enable the seller to lock in a price at which it may sell a commodity and protect against declines in the value of the commodity. An option on a futures contract gives the purchaser the right (in exchange for a premium) to assume a position in a futures contract at a specified exercise price during the term of the option.

Commodity Swaps

Commodity swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. Swaps will normally be entered into on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund (whether directly or through the Subsidiary) receiving or paying, as the case may be, only the net amount of the two payments. The Fund’s or the Underlying ETF’s obligations (whether directly or through the Subsidiary) under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging.

Commodity-Linked Notes

Commodity-linked notes are derivative debt instruments whose principal and/or interest payments are linked to the price movement of a commodity, commodity index or commodity futures or option contract. Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

High Yield Securities

Each Fund or Underlying ETF may invest in high yield securities. High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates. High yield securities are speculative, less liquid than investment grade securities and may be difficult to price or sell, particularly in times of negative sentiment toward high yield securities.

Exchange Traded Funds

Each Fund may invest in shares of ETFs and other similar instruments if the investment manager chooses to adjust a Fund’s exposure to the general market or industry sectors and to manage a Fund’s risk exposure. Each RiverFront Fund intends to invest in shares of ETFs that are also sub-advised by RiverFront. ETFs differ from traditional mutual funds in that their shares are listed on a securities exchange and can be traded intraday. ETF shares are shares of exchange traded investment companies that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and hold a portfolio of common stocks designed to track the performance of a particular index or, in some cases, is actively managed similar to a mutual fund. Limitations of the 1940 Act may prohibit a Fund from acquiring more than 3% of the outstanding shares of certain ETFs.

Instruments that are similar to ETFs represent beneficial ownership interests in specific “baskets” of stocks of companies within a particular industry sector or group. These securities may also be exchange traded, but unlike ETFs, the issuers of these securities are not registered as investment companies.

The portfolio manager may decide to purchase or sell short ETF shares or options on ETF shares for the same reasons it would purchase or sell (and as an alternative to purchasing or selling) futures contracts — to obtain exposure to the stock market or a particular segment of the stock market, or to hedge a Fund’s portfolio against such exposures. Depending on the market, the holding period and other factors, the use of ETF shares and options thereon can be less costly than the use of index options or stock index futures. In addition, ETF shares and options thereon can typically be purchased in smaller amounts than are available for futures contracts and can offer exposure to market sectors and styles for which there is no suitable or liquid futures contract.

Commodity Equity Investments

Each Fund or Underlying ETF may invest in equity securities of companies engaged in the production and distribution of commodities and commodity-related products and services in the agriculture, base/industrial metals, energy and precious metals sectors. The agriculture sector includes companies engaged in the manufacture and production of seeds, traits (seed characteristics attained through genetic modification), chemicals and fertilizers, timber, farm machinery, equipment and irrigation,

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principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

MLPs (ALPS | CoreCommodity Management
CompleteCommodities Strategy Fund and the
RiverFront Funds only)

MLPs are publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation.

To qualify as an MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource-based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general

Investments in a Wholly Owned Subsidiary
(ALPS | CoreCommodity Management
CompleteCommodities Strategy Fund only)

Investments in a Subsidiary by the Fund are expected to provide the Fund with exposure to the commodity markets within the limitations of the Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS revenue rulings, as discussed below under “Dividends and Distributions” and “Taxes.”

It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including, but not limited to, commodity futures contracts, commodity swaps and options on commodity futures. Although the Fund may enter into these commodity-linked derivative instruments directly, the Fund likely will gain exposure to these derivative instruments indirectly by investing in the Subsidiary. When the Sub-Adviser believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity-linked notes, the Fund’s investment in the Subsidiary will likely increase. The Subsidiary also will invest in inflation-protected securities and other fixed income instruments, which are intended to serve as collateral for the Subsidiary’s derivatives positions. To the extent that the Fund invests in a Subsidiary, it will be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this Prospectus (see “Discussion of Principal and Non-Principal Risks”), as if the Fund were investing in those derivative instruments and other securities directly rather than through the Subsidiary.

The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. The Subsidiary has the same investment objective and is subject to substantially the same investment policies (with respect to the Commodity Investments portion only) and investment restrictions as the Fund, except that the Subsidiary (unlike the Fund) may invest without limitation in commodity swaps and other commodity-linked derivative instruments. The Subsidiary will also be subject to the same compliance policies and procedures as the Fund. In addition, the Fund wholly owns and controls the Subsidiary, and the Sub-Adviser acts as sub-adviser to the Fund and the Subsidiary.

Inflation-Protected Securities

Inflation-protected securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of the inflation-protected security will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the

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Short-Term Trading

Each Fund may engage in short-term trading. This means that a Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the portfolio manager believes that the sale is in the best interest of the Fund (for example, if the portfolio manager believes an alternative investment has greater growth potential). This activity will increase a Fund’s portfolio turnover rate and generate higher transaction costs due to commissions or dealer mark-ups and other expenses that would reduce the Fund’s investment performance. In addition, a high level of short-term trading may increase the amount of taxable distributions to shareholders that would reduce the after-tax returns of a Fund, and in particular may generate short-term capital gains that when distributed to shareholders are taxed at ordinary U.S. federal income tax rates. This strategy is currently a principal strategy of the Clough China Fund.

Repurchase Agreements

Each Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by a Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by a Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that a Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. A Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by a Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

Temporary Defensive Investments

Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions which in the case of certain Funds may constitute up to one hundred percent (100%) of the Fund’s total assets, in short-term debt securities, cash and cash equivalents, shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. Under such circumstances, a Fund may not achieve its investment objective. Certain Funds may also invest a substantial portion of their assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with their policies.

partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

What are the Non-Principal Strategies of the Funds?

Unless otherwise stated within its specific investment policies, each Fund may also generally invest in other types of domestic and foreign securities and use other investment strategies. These securities and strategies are not principal investment strategies of a Fund. If successful, they may benefit a Fund by earning a return on a Fund’s assets or reducing risk; however, they may not achieve the Fund’s objective. It is impossible to predict when, or for how long, the Funds will use these strategies. There can be no assurance that such strategies will be successful.

Illiquid Investments

Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business (within seven days). For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Funds’ Board, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

Short Sales

Each Fund may engage in short sales, which are subject to special risks. A short sale involves the sale by a Fund of a security or instrument that it does not own with the hope of purchasing the same security or instrument at a later date at a lower price. Each Fund may also enter into a short derivative position through a futures contract or swap agreement.

Changes of Investment Restrictions

Certain of the Fund’s investment policies are also “non-fundamental” investment restrictions of the Fund. This means that such non-fundamental investment restrictions may be changed at any time without shareholder approval by the Board of Trustees. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its non-fundamental investment restrictions. Unless expressly stated otherwise in the Prospectus or the Statement of Additional Information, any investment policies or restrictions contained in the Prospectus or Statement of Additional Information are non-fundamental.

Investment Limitations

Except with respect to the illiquid investment restrictions set forth above, all limitations on each Fund’s investments listed in this Prospectus will apply at the time of investment. Each Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on a Fund’s investments refer to total assets.

72	Prospectus | June 12, 2018

Other Limitations on Changes to Fund Policies

Any Fund that has a policy to invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in a specified category may not be changed without a written notification to shareholders at least sixty (60) days prior to any such change, to the extent required by law.

DISCUSSION OF PRINCIPAL AND NON-PRINCIPAL RISKS

There are inherent risks associated with each Fund’s principal investment strategies. The factors that are most likely to have a material effect on a particular Fund’s investment portfolio as a whole are called “principal risks.” The principal risks of each Fund are summarized in each Fund’s “Fund Summary” section above and further described following the table. The table below identifies the principal and non-principal risks of each Fund. Each Fund may be subject to additional risks other than those described because the types of investment made by a Fund may change over time. Because certain Funds invest in other investment companies, they will be subject to the same risks of the other investment companies to the extent of their investment. For additional information regarding risks of investing in a Fund, please see the SAI.

Cash Position

Each Fund may not always stay fully invested. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. When a Fund’s investments in cash or similar investments increase, it may not participate in market advance or declines to the same extent that it would if the Fund remained more fully invested. The RiverFront Fund’s portfolio managers will typically seek to keep a small portion of the RiverFront Fund’s assets (approximately 2%) in a cash position during normal market conditions.

Other Investment Companies

The Funds, except the RiverFront Funds, may, from time to time, invest in securities of other investment companies (such as certain exchange-traded funds or ETFs) primarily for purposes of short term cash management.

Non-Principal Investment Strategies Applicable to Certain Funds

ALPS | Kotak India Growth Fund

The Fund may from time to time hedge all or a portion of its foreign currency exposure against the U.S. dollar.

The Fund may invest in securities denominated in Indian Rupees, U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may invest up to 20% of its net assets, plus the amount of borrowings for investment purposes, in debt obligations and debt securities that may or may not qualify as securities of “Indian companies,” which may be lower-rate or unrated, when consistent with the Fund’s investment goal, and securities issued by governmental entities and private issuers. The Fund also may invest in high yield securities and high risk bonds which are below investment grade (junk bonds).

The Fund may invest any portion of its assets that is not in Indian companies in high-quality short-term money market instruments, money market shares, repurchase agreements or equity or debt securities of companies in countries outside of India. To temporarily defend its assets during adverse market, economic, political or other conditions, the Fund may invest any amount of its assets in these instruments. These instruments may be in various currencies.

Where the capital markets in certain countries are either less developed or not easily accessible to foreign investors, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

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Fund Name:	ALPS | Red Rocks Listed Private Equity Fund	ALPS | WMC Research Value Fund	Clough China Fund	Complete-Commodities Strategy Fund	RiverFront Asset Allocation Aggressive
Affiliated ETF Risk	N/A	N/A	N/A	N/A	P
Allocation Risk	N/A	N/A	N/A	N/A	P
Capital Gains Risk	NP	NP	NP	NP	P
Commodity Futures and Options on Commodity Futures Risk	N/A	N/A	N/A	P	N/A
Commodity Risk and Risk of Investing in Commodity Investments	N/A	N/A	N/A	P	N/A
Commodity Swaps Risk	N/A	N/A	N/A	P	N/A
Commodity-Linked Notes Risk	N/A	N/A	N/A	P	N/A
Concentration and Limited Investments Risk	N/A	N/A	N/A	N/A	P
Concentration Risk – Infrastructure-Related Companies	N/A	N/A	N/A	N/A	N/A
Conflicts of Interest Risk	N/A	N/A	N/A	N/A	P
Convertible Bond Risk	N/A	N/A	N/A	N/A	NP
Corporate Debt Risk	N/A	N/A	N/A	N/A	N/A
Counterparty Risk	N/A	N/A	NP	P	N/A
Credit Risk	NP	N/A	N/A	P	N/A
Currency Risk	P	N/A	P	NP	P
Cybersecurity Risk	NP	NP	NP	NP	NP
Depositary Receipt Risk	N/A	N/A	N/A	NP	NP
Derivatives Risk	P	NP	P	P	N/A
Emerging Markets Risk	P	N/A	P	P	P
Emerging and Frontier Markets Risk	N/A	N/A	N/A	N/A	N/A
Energy and Infrastructure Industry MLP Risk	N/A	N/A	N/A	NP	N/A
Energy Sector Risk	N/A	N/A	N/A	NP	N/A
Equity Securities Risk	P	P	P	P	P
Exchange-Traded Funds Risk	N/A	N/A	NP	NP	P
Focused Investment Risk	NP	N/A	N/A	N/A	N/A
Futures Contract Risk	NP	NP	NP	P	P
Geographic Risk	NP	N/A	P	NP	N/A
Government Relationship Risk	N/A	N/A	P	N/A	N/A
Hedging Risk	NP	N/A	N/A	NP	P
High Yield Securities Risk	N/A	N/A	N/A	N/A	P
Income Generation Risk	N/A	N/A	N/A	N/A	N/A
Indian Financials Sector Risk	NP	N/A	N/A	N/A	N/A
India Market Risks	NP	N/A	N/A	N/A	N/A
Industry Risk and/or Sector Risk	P	N/A	P	NP	N/A
Inflation-Protected Securities Risk	N/A	N/A	N/A	P	NP
Interest Rate Risk	N/A	N/A	N/A	P	N/A
Large-Cap Stock Risk	N/A	N/A	N/A	N/A	NP
Liquidity and Valuation Risk	NP	NP	NP	NP	NP
Active Management Risk	N/A	N/A	N/A	N/A	P
Managed Portfolio Risk	P	P	P	P	N/A
Market Risk	NP	N/A	N/A	N/A	NP
Mauritius Portfolio Risk	N/A	N/A	N/A	N/A	N/A
Mid-Cap Stock Risk	N/A	N/A	N/A	N/A	P
MLP Risks	N/A	N/A	N/A	NP	N/A

74	Prospectus | June 12, 2018

Fund Name:	ALPS | Red Rocks Listed Private Equity Fund	ALPS | WMC Research Value Fund	Clough China Fund	Complete-Commodities Strategy Fund	RiverFront Asset Allocation Aggressive
MLP Tax Risk	N/A	N/A	N/A	N/A	N/A
Mortgage-Backed and Asset-Backed Risk	N/A	N/A	N/A	N/A	N/A
Non-Diversification Risk	N/A	N/A	P	N/A	N/A
Non-U.S. Securities Risk	P	N/A	P	P	P
Options Risk	NP	NP	NP	P	NP
Portfolio Turnover Risk	NP	NP	P	NP	NP
Preferred Stock Risk	NP	N/A	N/A	N/A	NP
Prepayment and Extension Risk	N/A	N/A	N/A	P	N/A
Pricing Risk	NP	NP	NP	NP	NP
Private Equity Risk	P	N/A	N/A	N/A	N/A
Privately Placed Securities Risk	NP	N/A	N/A	N/A	N/A
Real Estate Investment Trust (“REITs”) Risk	N/A	N/A	N/A	N/A	P
Repurchase Agreement Risks	NP	NP	NP	N/A	N/A
Risk of Investing in Commodity Pooled Investment Vehicles	N/A	N/A	N/A	P	N/A
Risks of Investing in Other Investment Companies	NP	N/A	NP	NP	N/A
Sector and Securities Selection Risk	NP	P	N/A	N/A	P
Securities Lending Risk	NP	NP	NP	N/A	NP
Micro, Small- and/or Medium-Sized Company Risk	P	NP	P	P	N/A
Small-Cap Stock Risk	N/A	N/A	N/A	N/A	P
Style Investing Risk	N/A	N/A	N/A	N/A	P
Subsidiary Risk	N/A	N/A	N/A	P	N/A
Tax Risk	N/A	N/A	N/A	P	N/A
Temporary Investments and Risks	NP	NP	NP	NP	NP
Value Stocks Risk	N/A	P	N/A	N/A	N/A
ETF Investment Risk	N/A	N/A	N/A	N/A	P

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Fund Name:	RiverFront Asset Allocation Growth	RiverFront Asset Allocation Growth & Income	RiverFront Asset Allocation Moderate	RiverFront Asset Allocation Income & Growth	ALPS | Kotak India Growth Fund
Affiliated ETF Risk	P	P	P	P	N/A
Allocation Risk	P	P	P	P	N/A
Capital Gains Risk	P	P	P	P	NP
Commodity Futures and Options on Commodity Futures Risk	N/A	N/A	N/A	N/A	N/A
Commodity Risk and Risk of Investing in Commodity Investments	N/A	N/A	N/A	N/A	N/A
Commodity Swaps Risk	N/A	N/A	N/A	N/A	N/A
Commodity-Linked Notes Risk	N/A	N/A	N/A	N/A	N/A
Concentration and Limited Investments Risk	P	P	P	P	N/A
Concentration Risk – Infrastructure-Related Companies	N/A	N/A	N/A	N/A	N/A
Conflicts of Interest Risk	P	P	P	P	N/A
Convertible Bond Risk	NP	NP	NP	NP	N/A
Corporate Debt Risk	NP	NP	NP	NP	N/A
Counterparty Risk	N/A	N/A	N/A	N/A	N/A
Credit Risk	P	P	P	P	NP
Currency Risk	P	P	P	P	P
Cybersecurity Risk	NP	NP	NP	NP	NP
Depositary Receipt Risk	N/A	N/A	N/A	N/A	NP
Derivatives Risk	N/A	N/A	N/A	N/A	N/A
Emerging Markets Risk	P	P	P	P	N/A
Emerging and Frontier Markets Risk	N/A	N/A	N/A	N/A	N/A
Energy and Infrastructure Industry MLP Risk	N/A	N/A	N/A	N/A	N/A
Energy Sector Risk	N/A	N/A	N/A	N/A	N/A
Equity Securities Risk	P	P	P	P	P
Exchange-Traded Funds Risk	P	P	P	P	N/A
Focused Investment Risk	N/A	N/A	N/A	N/A	N/A
Futures Contracts Risk	P	P	P	P	N/A
Geographic Risk	N/A	N/A	N/A	N/A	P
Government Relationship Risk	N/A	N/A	N/A	N/A	N/A
Hedging Risk	P	P	P	P	N/A
High Yield Securities Risk	P	P	P	P	N/A
Income Generation Risk	P	P	P	P	N/A
Indian Financials Sector Risk	N/A	N/A	N/A	N/A	P
India Market Risks	N/A	N/A	N/A	N/A	P
Industry and/or Sector Risk	N/A	N/A	N/A	N/A	N/A
Inflation-Protected Securities Risk	NP	NP	NP	NP	N/A
Interest Rate Risk	P	P	P	P	NP
Large-Cap Stock Risk	NP	NP	NP	P	N/A
Liquidity and Valuation Risk	NP	NP	NP	NP	NP
Active Management Risk	P	P	P	P	N/A
Managed Portfolio Risk	N/A	N/A	N/A	N/A	N/A
Market Risk	NP	NP	NP	NP	P
Mauritius Portfolio Risk	N/A	N/A	N/A	N/A	P
Mid-Cap Stock Risk	P	P	P	P	N/A
MLP Risks	N/A	N/A	N/A	N/A	N/A
MLP Tax Risk	N/A	N/A	N/A	N/A	N/A

76	Prospectus | June 12, 2018

Fund Name:	RiverFront Asset Allocation Growth	RiverFront Asset Allocation Growth & Income	RiverFront Asset Allocation Moderate	RiverFront Asset Allocation Income & Growth	ALPS | Kotak India Growth Fund
Mortgage-Backed and Asset-Backed Risk	NP	NP	NP	NP	N/A
Non-Diversification Risk	N/A	N/A	N/A	N/A	N/A
Non-U.S. Securities Risk	P	P	P	P	P
Options Risk	N/A	N/A	N/A	N/A	N/A
Portfolio Turnover Risk	NP	NP	NP	NP	NP
Preferred Stock Risk	NP	NP	NP	NP	N/A
Prepayment and Extension Risk	P	P	P	P	N/A
Pricing Risk	NP	NP	NP	NP	NP
Private Equity Risk	N/A	N/A	N/A	N/A	N/A
Privately Placed Securities Risk	N/A	N/A	N/A	N/A	NP
Real Estate Investment Trust (“REITs”) Risk	P	P	P	P	N/A
Repurchase Agreement Risks	N/A	N/A	N/A	N/A	N/A
Risk of Investing in Commodity Pooled Investment Vehicles	N/A	N/A	N/A	N/A	N/A
Risks of Investing in Other Investment Companies	N/A	N/A	N/A	N/A	NP
Sector and Securities Selection Risk	P	P	P	P	P
Securities Lending Risk	NP	NP	NP	NP	N/A
Micro-, Small- and/or Medium-Sized Company Risk	N/A	N/A	N/A	N/A	P
Small-Cap Stock Risk	P	P	P	P	N/A
Style Investing Risk	P	P	P	P	N/A
Subsidiary Risk	N/A	N/A	N/A	N/A	N/A
Tax Risk	N/A	N/A	N/A	N/A	N/A
Temporary Investments and Risks	NP	NP	NP	NP	NP
Value Stocks Risk	N/A	N/A	N/A	N/A	N/A
ETF Investment Risk	P	P	P	P	N/A

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Fund Name:	ALPS | Metis Global Micro Cap Value Fund
Affiliated ETF Risk	N/A
Allocation Risk	N/A
Capital Gains Risk	NP
Commodity Futures and Options on Commodity Futures Risk	N/A
Commodity Risk and Risk of Investing in Commodity Investments	N/A
Commodity Swaps Risk	N/A
Commodity-Linked Notes Risk	N/A
Concentration and Limited Investments Risk	N/A
Concentration Risk – Infrastructure-Related Companies	N/A
Conflicts of Interest Risk	N/A
Convertible Bond Risk	N/A
Corporate Debt Risk	N/A
Counterparty Risk	N/A
Credit Risk	N/A
Currency Risk	P
Cybersecurity Risk	NP
Depositary Receipt Risk	N/A
Derivatives Risk	N/A
Emerging Markets Risk	N/A
Emerging and Frontier Markets Risk	P
Energy and Infrastructure Industry MLP Risk	N/A
Energy Sector Risk	N/A
Equity Securities Risk	P
Exchange-Traded Funds Risk	N/A
Focused Investment Risk	N/A
Futures Contracts Risk	N/A
Geographic Risk	N/A
Government Relationship Risk	N/A
Hedging Risk	N/A
High Yield Securities Risk	N/A
Income Generation Risk	N/A
Indian Financials Sector Risk	N/A
India Market Risks	N/A
Industry and/or Sector Risk	N/A
Inflation-Protected Securities Risk	N/A
Interest Rate Risk	N/A
Large-Cap Stock Risk	N/A
Liquidity and Valuation Risk	P
Active Management Risk	N/A
Managed Portfolio Risk	P
Market Risk	P
Mauritius Portfolio Risk	N/A
Mid-Cap Stock Risk	N/A
MLP Risks	N/A
MLP Tax Risks	N/A
Mortgage-Backed and Asset-Backed Risk	N/A
Non-Diversification Risk	N/A
Non-U.S. Securities Risk	P
Options Risk	N/A
Portfolio Turnover Risk	N/A

78	Prospectus | June 12, 2018

Adviser’s judgments as to the asset classes in which a Fund should invest may prove to be wrong, as some asset classes may perform poorly in relation to other asset classes or in relation to the equity markets generally from time to time or for extended periods of time.

Capital Gains Risk. Because the Fund recently liquidated several long-term positions in its portfolio that had appreciated significantly, it recognized significant long-term capital gains. If the Fund recognizes capital losses prior to October 31, 2018 (the end of its tax year), such losses may partially offset the capital gains. After applying any such losses, the Fund will follow its practice of distributing its net long-term capital gains to shareholders near the end of the calendar year and of designating such distributions as capital gain distributions with respect to its tax year ended on October 31 of the same calendar year. Such “capital gain dividends” will be taxable to shareholders who receive (i.e., are paid) them as long-term capital gains.

The Fund is expected to distribute these realized capital gains in December 2018. For shareholders subject to federal income tax, capital gain distributions are taxable even if they are paid from gains earned by the Funds before a particular shareholder purchased its shares (and thus economically represent a return of that shareholder’s investment). Accordingly, while a shareholder who recently invested in the Fund would receive a return of capital in economic terms, the shareholder could not treat the distribution as a return of capital for tax purposes and the distribution will not reduce the tax basis of its investment in the Fund.

An estimate of this distribution will be posted on the Fund’s website at www.alpsfunds.com when it is available, which is expected to be in December 2018. Please consult your tax adviser about foreign, federal, state, local or other applicable tax laws.

Fund Name:	ALPS | Metis Global Micro Cap Value Fund
Preferred Stock Risk	N/A
Prepayment and Extension Risk	N/A
Pricing Risk	N/A
Private Equity Risk	N/A
Privately Placed Securities Risk	N/A
Real Estate Investment Trust (“REITs”) Risk	N/A
Repurchase Agreement Risks	N/A
Risk of Investing in Commodity Pooled Investment Vehicles	N/A
Risks of Investing in Other Investment Companies	NP
Sector and Securities Selection Risk	N/A
Securities Lending Risk	N/A
Micro, Small- and/or Medium-Sized Company Risk	P
Small-Cap Stock Risk	N/A
Style Investing Risk	P
Subsidiary Risk	N/A
Tax Risk	N/A
Temporary Investments and Risks	NP
Value Stocks Risk	N/A
ETF Investment Risk	N/A

Affiliated ETF Risk

The Sub-Adviser (and where applicable, the Adviser) receives sub-advisory (or advisory) fees from the underlying RiverFront ETF that are payable to those parties pursuant to the sub-advisory and/or advisory agreements of those underlying RiverFront ETFs. It is possible that a conflict of interest among the Fund and the RiverFront ETFs could affect how the Sub-Adviser fulfills its fiduciary duties to the Fund and the RiverFront ETFs. The Sub-Adviser may have an incentive to take into account the effect on a RiverFront ETF in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that RiverFront ETF. To seek to mitigate risks of conflicts of interest arising from investments in affiliated investment companies, the Fund has adopted an expense structure under which the Fund does not pay advisory fees to either the Adviser or the Sub-Adviser. For non-advisory services, the Fund pays an administrative fee to the administrator in addition to other expenses described in the Fund’s fees and expenses table. These services include general fund administration services, transfer agency services, as well as bookkeeping and accounting services. In addition, while the underlying RiverFront ETFs in which the Fund invests may have different advisory fee rates, the Fund will only invest in RiverFront ETFs subject to the same sub-advisory fee rates as other RiverFront ETFs already in the Fund’s portfolio. There is no assurance that these measures will completely mitigate conflicts of interest in the selection of RiverFront ETFs.

Allocation Risk

The performance of a Fund will depend largely on the decisions of the Sub-Adviser as to strategic asset allocation and tactical adjustments made to the asset allocation. At times, the Sub-

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day at a different price. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Commodity Risk and Risk of Investing in Commodities

A Fund’s’ investments in Commodity Equity Investments and the Commodity Investments may subject the Fund to significantly greater volatility than investments in traditional securities and involve substantial risks, including risk of a significant portion on their principal value. The commodities markets may fluctuate widely based on a variety of factors. These include changes in overall market movements, domestic and foreign political, economic, geographical or financial events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and/or investor expectations concerning inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds and expectation among market participants that a commodity’s value will soon change. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Because the Fund’s performance is linked to the performance of highly volatile commodities, investors should consider purchasing shares of the Fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of the Fund. Investments in commodities or commodity-linked notes may subject the Fund to additional laws and regulations, which in turn may expose the Fund to additional costs and/or affect the operation of the Fund.

Asset Segregation. As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must set aside unencumbered cash or liquid securities, or engage in other measures, to “cover” open positions with respect to certain kinds of derivative instruments. This practice is often referred to as “asset segregation.” In the case of futures contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open, except as described below. With respect to futures contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily mark-to-market net obligations (i.e., the Fund’s daily net liability)

The Funds expect to use the “equalization accounting” to determine the portion of its income and gains distributed with respect to each taxable year. Under equalization accounting, a Fund would allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares. This method will allow the Fund to reduce the amount of such income and gains that it distributes to non-redeeming shareholders, but will not reduce the total return on a shareholder’s investment. If the IRS determines that a Fund’s equalization method is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax.

Commodity Futures and Options on Commodity Futures Risk

The Fund’s participation (whether directly or through the Subsidiary) in the options and futures markets would subject the Fund’s portfolio to certain risks. The Sub-Adviser’s predictions of movements in the direction of commodities prices may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund’s NAV or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the investments being hedged, and the possible absence of a liquid secondary market for any particular instrument. OTC options subject the Fund to the risk that a counterparty may default on its obligations.

By definition, futures contracts project price levels in the future and not current levels of valuation, and therefore market circumstances may result in a discrepancy between the price of the commodity future and the movement in the underlying commodity. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio holdings to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying futures contracts it has sold. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. There is a risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract. Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that

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volatile. Additionally, the particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index or other economic variable. Certain commodity-linked notes in which the Fund may invest will be leveraged, which means that the amount by which the value of the notes will rise or fall in response to changes in the underlying instrument has been magnified by a certain multiple. This would have the effect of increasing the volatility of the value of these commodity-linked notes as they may increase or decrease in value more quickly than the underlying commodity, commodity index or other economic variable. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested and may receive interest payments on the note that are more or less than the stated coupon interest payments.

Concentration and Limited Investments Risk

A Fund may invest in a limited number of ETFs, and as a consequence, will be more susceptible to fluctuations in performance of, and risks associated with, those ETFs within its portfolio than a similar Fund with a greater number of ETFs within its portfolio.

Concentration Risk – Infrastructure-Related Companies

A Fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting infrastructure-related companies may have a significant impact on the Fund’s performance. In particular, infrastructure-related companies can be affected by general or local economic conditions and political developments, changes in regulations, environmental problems, casualty losses, and changes in interest rates.

Conflicts of Interest Risk

A Fund is subject to certain potential conflicts of interest arising out of the activities of its service providers. For example, the Funds’ distributor, ALPS Portfolio Solutions Distributor, Inc., or its affiliates, currently provide distribution services to certain ETFs which could be purchased by a Fund.

Convertible Bond Risk

Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to debt security risk and conversion value-related equity risk. Convertible bonds are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible bonds are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible bonds may also be subject to prepayment or redemption risk. If a convertible bond held is called for redemption, the holder will be required to surrender the security for redemption, convert it into the under the contracts, if any, rather than such contracts’ full notional value. Futures contracts and forward contracts that settle physically will be treated as cash settled for asset segregation purposes when the Fund has entered into contractual arrangements with third party futures commission merchants or other counterparties or brokers that provide for cash settlement of these obligations. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

Commodity Swaps

A Fund (whether directly or through a Subsidiary) may invest in swap agreements, that enable the Fund to hedge a position or to gain exposure to commodities or an index without investing in specific commodities or instruments. If a counterparty to a swap agreement becomes bankrupt or otherwise fails to perform its obligations under the swap due to financial difficulties, the Fund could suffer losses. In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Swaps do not have uniform terms and in general are not transferable without the consent of the counterparty. As a result, parties to a swap agreement are not protected by such government regulations as participants in transactions in derivatives traded on organized exchanges.

Commodity-Linked Notes

In addition to commodity risk and general derivatives risk, commodity-linked notes may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, a Fund might not receive all (or a portion) of the interest due on its investment if there is a loss of value of the underlying investment. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive all or a portion of the principal at maturity of the investment. At any time, the risk of loss associated with a particular note in the Fund’s portfolio may be significantly higher than the value of the note. A liquid secondary market may not exist for the commodity-linked notes that the Fund buys, which may make it difficult for the Fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, the Fund could lose money.

The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely

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Credit Risk

There is a risk that issuers will not make payments on securities held by a Fund or an underlying ETF, resulting in losses. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund or the underlying ETF. Lower credit quality also may affect liquidity and make it difficult for the Fund or the underlying ETF to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund or the underlying ETF, thereby indirectly reducing the value of your investment in Fund shares. In addition, default may cause the Fund or the underlying ETF to incur expenses in seeking recovery of principal or interest on its portfolio holdings. Credit risk also exists whenever a Fund or an underlying ETF enters into a foreign exchange or derivative contract, because the counterparty may not be able or may choose not to perform under the contract. When a Fund or an underlying ETF invests in foreign currency contracts, or other over-the-counter derivative instruments (including options or repurchase agreements), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries.

Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on a counterparty exposes the Fund or the underlying ETF to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing a loss. If a counterparty defaults on its payment obligations, this default will cause the value of an investment to decrease. In addition, to the extent the Fund or the underlying ETF deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties.

Currency Risk

Fluctuations in exchange rates between the U.S. dollar and non-U.S. currencies may cause the value of a Fund’s investments to decline in terms of U.S. dollars. Additionally, certain foreign currency transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency. See “TAXES” below. Funds or the underlying ETFs that may invest in securities denominated in, or which receive revenues in, non-U.S. currencies are subject to this risk.

issuing company’s common stock or cash at a time that may be unfavorable. Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. When a convertible bond’s value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock’s price.

Corporate Debt Risk

Corporate debt securities are taxable debt obligations issued by corporations, are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a debt security generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.

Counterparty Risk

A financial institution or other counterparty with whom a Fund does business, or that underwrites, distributes or guarantees any investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund. There can be no assurance that a Fund will be able to limit exposure to any one counterparty at all times.

Certain of the Funds may also enter into arrangements with a third-party futures commission merchant or other counterparty pursuant to which such other party undertakes to assume the Fund’s obligations with respect to physically-settled transactions under certain circumstances. A counterparty’s failure to assume such obligations may result in the Fund having to deliver, or accept delivery of, commodities, which could have a materially adverse impact on the Fund’s operations and returns.

In connection with the CoreCommodity Fund’s direct and indirect investments in Commodity Investments, the Fund will attempt to manage its counterparty exposure so as to limit its exposure to any one counterparty. However, due to the limited number of entities that may serve as counterparties (and which the Fund believes are creditworthy) at any one time the Fund may enter into Commodity-Linked Derivative transactions with a limited number of counterparties or issued by a limited number of issuers that will act as counterparties, which may increase the Fund’s exposure to counterparty credit risk.

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Derivatives Risk

A Fund may use derivatives to enhance returns or hedge against market declines. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. To the extent noted in a Fund’s investment strategies, use of derivatives may include repurchase agreements, options, futures contracts, forward contracts and swaps. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

Liquidity Risk:

Although it is anticipated that the derivatives traded by a Fund will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations.

Hedging Risks:

Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position. A Fund may also be exposed to the risk it may be required to segregate assets or enter into offsetting positions in connection with investments in derivatives, but such segregation will not limit the Fund’s exposure to loss. A Fund may also incur risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement in connection with its investments in derivatives, the Fund would sell the segregated assets.

Certain types of derivatives may be susceptible to particular risks, including those discussed below. Risks associated with certain derivatives are discussed in greater detail elsewhere in this section (e.g., credit default swaps):

Credit default swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Cybersecurity Risk

In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, a Fund may be susceptible to operational, information security and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks or devices that are used to service a Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Funds’ website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on a Fund’s systems.

Cybersecurity failures or breaches by a Fund’s third-party service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent and financial intermediaries) may cause disruptions and impact the service providers’ and a Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate a Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Each Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, a Fund or its third-party service providers.

A Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, a Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

Depositary Receipt Risk

Fund or underlying ETF investments may take the form of depositary receipts, such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), and unsponsored depositary receipts. Depositary receipts are typically issued by a financial institution and evidence ownership interests in a foreign security. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

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be closely related to the performance of the ETFs, and there is no assurance that the investment objectives of the ETFs will be achieved. ETFs which invest in commodities and that are only registered under the 1933 Act are not investment companies and their shareholders do not have the protections of the 1940 Act.

Indian Financials Sector Risk

The ALPS | Kotak India Growth Fund may have significant exposure to the financial sector. The Indian financials industry is subject to extensive governmental control, protection and regulation, which may adversely affect the scope of financials industry firm activities, the prices they can charge and the amount of capital they must maintain. Policies and regulations implemented by the Reserve Bank of India, which serves as the country’s central bank, may also have an adverse impact on Indian financial institutions. The Indian financials industry is exposed to risks that may impact the value of investments in the financials industry more severely than investments outside this sector, including operating with substantial financial leverage. The Indian financials industry may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations and adverse conditions in other related markets. India poses additional unique risks with respect to the financials industry, such as the fact that only a small portion of the population holds insurance.

Focused Investment Risk

A Fund that invests a greater percentage of its assets in a particular issuer or a small number of issuers, industries or geographic regions may have more risk compared with other funds, because the impact of a single economic, political or regulatory occurrence may have a greater negative impact on a Fund’s net asset value.

Futures Contract Risk

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date and time specified when the contract is made. Futures contracts traded in the over-the-counter markets are frequently referred to as forward contracts. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. A Fund can buy or sell futures contracts on portfolio securities or indexes and engage in foreign currency forward contracts.

A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes and there may at times not be a liquid secondary market for certain futures contracts.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Risk of Options: Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Emerging Markets Risk

To the extent that a Fund or an underlying ETF invests in issuers located in emerging markets, the risk may be heightened by political changes, changes in taxation or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

Energy and Infrastructure MLP Risk

Energy infrastructure companies are subject to risks specific to the industry they serve. Risks inherent in the energy infrastructure business of these types of MLPs include, but are not limited to: risks associated with sustained declines in demand for crude oil, natural gas and refined petroleum products, construction risk, acquisition risk, changes in the regulatory environment or other regulatory exposure, weather risk, risks associated with terrorist activity and interest rate risk.

Equity Risk

The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities.

Exchange-Traded Funds Risk

A Fund is also subject to the specific risks applicable to each ETF in which it invests. Certain of the ETFs may focus their investments in a particular geographic region, industry or type of security. Such concentration may expose those ETFs to special risks, including the risk that the particular region, industry or type of security may experience greater volatility and significant underperformance relative to the securities markets generally. By investing in ETFs the Fund will be affected by the investment policies and strategies employed by the ETFs and the specific securities in which they invest. Because of the significance of the Fund’s investments in ETFs, the performance of the Fund will

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Government Relationship Risk

While companies in China may be subject to limitations on their business relationships under Chinese law, these laws may not be consistent with certain political and security concerns of the U.S. As a result, Chinese companies may have material direct or indirect business relationships with governments that are considered state sponsors of terrorism by the U.S. government, or governments that otherwise have policies in conflict with the U.S. government (an “Adverse Government”). If a Fund invests in companies that have or develop a material business relationship with an Adverse Government, then the Fund will be subject to the risk that these companies’ reputation and price in the market will be adversely affected.

Hedging Risk

Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position. A Fund or any underlying ETF may also be exposed to the risk it may be required to segregate assets or enter into offsetting positions in connection with investments in derivatives, but such segregation will not limit exposure to loss. The Fund or the underlying ETF may also incur risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement in connection with its investments in derivatives, the Fund would sell the segregated assets. An underlying ETF may seek to hedge currency exposure through forward currency contracts and/or futures contracts (which are described under “Futures Contract Risk”). A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date. Contracts to sell foreign currency will generally be expected to limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. In addition, the use of currency hedging will not necessarily eliminate exposure to all currency fluctuations. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines.

High Yield Securities Risk

A Fund or an underlying ETF may invest in high yield securities. High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates. High yield securities are speculative, less liquid than investment grade securities and may be difficult to price or sell, particularly in times of negative sentiment toward high yield securities.

Geographic Risk

Certain Funds concentrate in a single region of the world, and as such, a Fund’s performance may be more volatile than that of a fund that invests globally. If securities of that region fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

For example, a focus on investments in issuers located in India will subject a Fund, to a greater extent, than if investments were less focused, to the risks of adverse securities markets, exchange rates and social, political, regulatory, economic or environmental events and natural disasters which may occur in India. The economy, industries, and securities and currency markets of India may be adversely affected by protectionist trade policies, slow economic activity worldwide, dependence on exports and international trade, competition from Asia’s other low-cost emerging economies, political and social instability, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the U.S.

Additionally, investing in China or Hong Kong involves risk and considerations not present when investing in more established securities markets. The Clough China Fund may be more susceptible to the economic, market, political and local risks of these regions than a fund that is more geographically diversified because:

•China remains a one-party, non-democratic political system with large state ownership of the banking system and heavy industry;

•While Hong Kong acknowledges being a Special Administrative Region of China, the international legal status of Taiwan is not settled. As such, from time to time, political tensions arise;

•The economic reforms being instituted could cause uncertainty, resulting in capital flight. The government could also alter or discontinue economic reform programs;

•Military conflicts, either in response to social unrest or conflicts with other countries, are an ever present consideration;

•Political instability may arise given the country’s one-party system. Peaceful transitions in leadership have occurred but are not guaranteed;

•Social tensions caused by widely differing levels of economic prosperity within Chinese society might create unrest, as they did in the tragic events of 1989, culminating in the Tiananmen Square incident; and

•The Chinese legal system is still developing, making it more difficult to obtain and/or enforce judgments.

In order to gain exposure to certain issuers, the Fund may participate in market access mechanisms administered by the respective markets, which may be subject to quota controls, heightened liquidity risks and different settlement procedures than would typically be expected with respect to U.S. issuers.

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countries. Religious and border disputes persist in India, and India has from time to time experienced civil unrest and hostilities with countries such as Pakistan. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved. The Indian population is comprised of diverse religious, linguistic and ethnic groups, and from time to time, India has experienced internal disputes between religious groups within the country. The Indian government has confronted separatist movements in several Indian states. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Market Risk in India

The stock markets in India are undergoing a period of growth and change, which may result in trading or price volatility and difficulties in the settlement and recording of transactions and in interpreting and applying the relevant laws and regulations. The securities industry in India is comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. If trading volume is limited by operational difficulties, the ability of the Fund to invest its assets may be impaired.

A high proportion of the securities of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by the Fund. Sales of securities by such issuers’ major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, the Fund’s investment. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value.

Foreign Investment Risk in India

Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree, and is governed by the SEBI (Foreign Portfolio Investors Regulations, 2014 (“SEBI FPI Regulations”). In India, only Foreign Portfolio Investors (“FPIs”) that are registered with the Securities and Exchange Board of India (“SEBI”), may make direct investments in exchange traded Indian securities (and securities to be listed, or those approved on the over-the-counter exchange of India).

The Portfolio is registered as a Category II FPI with SEBI as a ‘broad based fund’ on a look through basis. The Fund is also in the process of registering with SEBI directly as Category II FPI as a broad based fund so that it may invest directly in Indian securities.

In case the Fund is not able to meet the requirements of being a ‘broad based fund’ as per the SEBI definition, it would affect the Fund’s and Portfolio’s ability to invest in Indian securities and may also have an opportunity cost of finding other suitable investments. Any cancellation of such FPI registration or the failure to obtain registration as a FPI poses a risk to the Fund.

India Market Risks

Political and Economic Risks in India

Investments in India can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. Political and economic structures in India generally lack the social, political and economic stability of more developed nations. The share prices of companies in India tend to be volatile and there is a significant possibility of loss. Governmental actions can have a significant effect on the economic conditions in India, which could adversely affect the value and liquidity of the ALPS | Kotak India Growth Fund’s investments. Although the government of India has recently begun to institute economic reform policies, there can be no assurance that it will continue to pursue such policies or, if it does, that such policies will succeed.

The laws of India relating to limited liability of corporate shareholders, fiduciary duties of officers and directors and the bankruptcy of state enterprises are generally less well developed or different from such laws in the United States. The risk of loss may also be increased because there may be less information available about Indian issuers since they are not subject to the extensive accounting, auditing and financial reporting standards and practices which are applicable in the United States. There is also a lower level of regulation and monitoring of the Indian securities market and its participants than in other more developed markets.

It may be more difficult to obtain or enforce a judgment in the courts of India than it is in the United States. In addition, unanticipated political and social developments may affect the value of the Fund’s investments in India and the availability to the Fund of additional investments. Monsoons and other natural disasters also can affect the value of Fund investments.

The growing interconnectivity of global economies and financial markets has increased the possibilities that conditions in one country or region might adversely impact the issuers of securities in a different country or region. In particular, the adoption or continuation of protectionist trade policies by one or more countries, or a slowdown in the U.S. economy, could lead to a decrease in demand for Indian products and reduced flows of private capital to the Indian economy.

The political, economic and social structures of many developing countries, including India, may be less stable and more volatile than those in the U.S. investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries, securities and currency markets, and the value of the Fund’s investments, in non-U.S.

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dated April 13, 2000 issued by the Central Board of Direct Taxes, India states that a certificate of residence validly issued by the Mauritian Authorities, shall constitute sufficient evidence for accepting the status of residence as well as beneficial ownership for applying the Treaty.

Further, as per Section 90 of the Act, in order to avail the benefit of the Treaty, a person is required to obtain and provide a tax residence certificate issued by the Mauritius Revenue Authority along with prescribed information, to the extent not already covered under the tax residence certificate.

While the Portfolio currently holds a tax residency certificate specifying the prescribed information in Mauritius and is expected to renew it on an annual basis, there is no guarantee that such renewal would be granted by the Mauritius Revenue Authority. In case the Portfolio is found not to be tax resident in Mauritius, the Portfolio may no longer be eligible for the benefits under certain provisions of the Treaty, which consequently may have an adverse impact on the taxability of the Portfolio and the returns to the investors.

The Treaty has been amended whereby India shall have the right to tax capital gains arising to a Mauritian resident on the sale of shares of Indian companies acquired on or after 1 April 2017. A two year transition period has been provided i.e. for acquisitions and disposals during the period beginning from 1 April 2017 and up to 31 March 2019, during which capital gains will be taxable at 50% of the applicable tax rate subject to certain substance and expenditure linked conditions. Capital gains from sale of other capital assets shall continue to be exempt under the Treaty.

If the Portfolio chooses not to take any Treaty benefits it would be subject to tax in India at 100% of the applicable rate of domestic tax in India.

Renegotiation of the India Mauritius Treaty

The governments of India and Mauritius may further amend the Treaty going forward and no assurance can be provided that the terms of the Treaty will not be subject to amendment or reinterpretation in the future and such change could have a material adverse effect on the returns earned by the Portfolio.

General Anti-Avoidance Rules (“GAAR”)

The GAAR-related provisions of the Act is effective from April 1, 2017. As per GAAR, in the event a transaction/ arrangement is determined as being an ‘impermissible avoidance arrangement’, the tax authorities may deny tax benefits even if conferred under a tax treaty. GAAR will not apply in certain cases including where treaty benefits are not being availed or on investments made before 1 April 2017. However if the Indian tax authorities were to apply GAAR to the Portfolio, it could have an adverse impact on the taxability of the Fund and the returns to the Investors.

Capital Gains Tax under the Act

Gains derived by the Portfolio or the Fund, if taxable in India, will be subject to tax as set out below. These rates are required to be further increased by applicable surcharge and education cess. Currently, foreign companies with income in excess of INR 100

Kindly refer to the SAI for details on the SEBI FPI Regulations and the various conditions for registration as an FPI including the conditions for fulfillment of broad-based criteria under SEBI FPI Regulations.

Under the SEBI FPI Regulations, the Portfolio can invest below 10% of the total paid-up equity capital and below 10% of the paid-up value of each series of convertible debentures issued by an Indian company. The investment of the Fund is accordingly restricted to that extent.

Currently, under normal circumstances, income, gains and initial capital with respect to such investments are freely repatriable, subject to payment or withholding of applicable Indian taxes. There can be no assurance that these restrictions on foreign investment will not change in a way that makes it more difficult or impossible for the Fund to implement its investment objective or repatriate its income, gains and initial capital from India.

Settlement Risk in India

Settlement of securities transactions in India are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets. In addition, disruptions due to work stoppages and trading improprieties in these securities markets have caused such markets to close. If extended closings were to occur in stock markets where the Fund was heavily invested, the Fund’s ability to redeem Fund shares could become correspondingly impaired. To mitigate these risks, the Fund may maintain a higher cash position than it otherwise would, thereby possibly diluting its return, or the Fund may have to sell more liquid securities which it would not otherwise choose to sell.

Currency Risk in India

Because investing in India involves investing in Indian rupees, the value of the assets of the Fund as measured by U.S. dollars may be adversely affected by changes in currency exchange rates. Such rates may fluctuate significantly over short periods of time causing the Fund’s net asset value to fluctuate as well. Costs are incurred in connection with conversions between various currencies. At times the portfolio manager may (but is not required to) use hedging techniques (such as forward contracts and options) to attempt to mitigate the adverse effects of foreign currency fluctuations.

Investment into India from Mauritius

The Fund may be invested fully or partially in the Portfolio. The Portfolio, which shall invest in the securities of Indian companies, is an entity formed in the Republic of Mauritius which has elected to be treated as a disregarded entity for U.S. federal income tax purposes. A disregarded entity is a separate legal entity that is treated as part of its owner for U.S. federal income tax purposes.

The taxation of the Portfolio in India shall be governed by the provisions of the India Income Tax Act, 1961 (“Act”), read with the provisions of the Treaty, as amended by the Protocol dated 10 May 2016. As per Section 90(2) of the Act, the provisions of the Act would apply only to the extent that they are more beneficial than the provisions of the Treaty. Circular No. 789

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Once enforced, this amendment will be effective from FY 2018-19 onwards. It has been clarified that any transfer of equity shares or units of an equity oriented fund made between 1 February 2018 and 31 March 2018 will continue to be exempt as per the extant provisions.

•Short-term capital gains arising from the sale of listed equity shares and units of “equity oriented” funds executed on a recognized stock exchange in India provided that the applicable STT has been paid are taxable at 15%.

•Long-term capital gains from the sale of Indian securities not executed on a recognized stock exchange in India will be taxable at the rate of 10% in India. Short-term capital gains from sale of Indian securities not executed on a recognized stock exchange in India will be taxed at the rate of 30% in India.

The period of holding for determining whether the gains are long-term or short-term in nature depends upon the type of securities. In case of listed shares of a company or a unit of an equity oriented fund the gains are considered as long term when these securities are held for a period exceeding 12 months. However, capital gains on other securities (other than unlisted shares) are treated as long-term if they are held for a period exceeding 36 months. Gains earned on the transfer of shares not listed on a recognized stock exchange in India held for more than 24 months would be treated as long-term capital gains.

The primary tax advantage of investing through the Portfolio and relying on the Treaty is the elimination of the short-term capital gains tax applicable in India (as well as long-term capital gains tax with effect from 1 April 2018), provided the shares are acquired prior to April 1, 2017. Any further change in the provision of this Treaty, in its applicability to the Portfolio, or in the requirements established by Mauritius to qualify as a Mauritius resident, could result in the imposition of various taxes on the Portfolio by India, which could reduce the return to the Fund on its investments. Notably, the Act clarifies that the securities held by an FPI shall be treated as ‘capital assets’ and any income earned therefrom shall be treated as ‘capital gains’. More information on taxation of the Portfolio is set out under “Taxation” in the SAI.

The Portfolio is a private company limited by shares incorporated under the Mauritius Companies Act 2001. The Portfolio shall issue redeemable shares in registered form and the Fund is the sole shareholder in the Portfolio. The Portfolio holds a Category 1 Global Business License under the Financial Services Act 2007. As a wholly owned subsidiary of the Fund, all assets and liabilities, income and expenses of the Portfolio are consolidated in the statement of net assets and operations of the Fund. All investments held by the Portfolio are disclosed in the accounts of the Fund.

million are liable to pay surcharge at the rate of 5% on tax while foreign companies whose total income is less than or equal to INR 100 million but greater than INR 10 million will be subject to surcharge at the rate of 2% on tax. Firms and limited liability partnerships with income in excess of INR 10 million are liable to pay surcharge at the rate of 12% on tax. All other categories of taxpayers (including trusts such as the Fund), are liable to pay surcharge at the rate of 15% on tax if their income exceeds INR 10 million, and at the rate of 10% on tax if their income exceeds INR 5 million but is less than or equal to INR 10 million. Further, an education cess of 3% on surcharge and tax is payable by foreign companies. The Finance Bill, 2018 (“Finance Bill”) proposes to increase the rate of cess (to be renamed as health and education cess) to 4%. The Finance Bill, once passed by both Houses of the Parliament, accorded Presidential consent, and notified in the Official Gazette of India, would be enforced as law and will be effective from FY 2018-19 onwards.

•Long-term capital gains arising from the sale of listed equity shares and units of “equity oriented” funds executed on a recognized stock exchange in India are tax exempt provided that the applicable securities transaction tax (“STT”) has been paid. STT is payable on certain on-market transactions (sale and purchase) ranging from 0.001% to 0.2% on the value of the transaction. The Finance Act, 2017, provided that the exemption of long-term capital gains shall be available only if the STT had also been paid at the time of acquisition of equity shares sought to be transferred subject to prescribed exceptions, including inter alia, acquisitions by a Qualified Institutional Buyer, which includes a SEBI registered Category I and II FPI.

The Finance Bill proposes to tax long-term capital gains in excess of INR 0.1 million arising to all investors including FPIs from an on-market transfer of listed equity shares or units of an equity oriented fund at the rate of 10%, provided that STT is paid (i) at the time of acquisition and transfer of equity shares1; and (ii) at the time of transfer of units of equity oriented funds.

The cost of acquisition of such assets shall be higher of (i) actual cost; and (ii) lower of (a) fair market value (“FMV”) as on 31 January 2018 (computed in terms of the prescribed valuation norms) and (b) full value consideration received on transfer of such shares. Therefore, in effect, long-term capital gains accrued up to 31 January 2018 will continue to be exempt. Any benefit of indexation (i.e. any adjustment for inflation) or foreign currency fluctuation however, would not be accounted for.

1As per recent FAQs issued by the CBDT on 4 February 2018 on the applicability of the newly introduced Section 112A of the Act in terms of the Finance Bill, it has been clarified that the condition of payment of STT even at the time of acquisition shall not apply to a SEBI registered Category I and II FPI.

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a Fund or an underlying ETF will not receive cash representing the increase at that time. As a result, a Fund or an underlying ETF could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its collateral requirements, to meet distribution requirements as a RIC and to eliminate any fund-level income tax liability under the Code.

If real interest rates rise (i.e., if interest rates rise due to reasons other than inflation), the value of the TIPS in a Fund’s portfolio will decline. In addition, because the principal amount of TIPS would be adjusted downward during a period of deflation, a Fund will be subject to deflation risk with respect to its investments in these securities.

The daily adjustment of the principal value of TIPS is currently tied to the non-seasonally adjusted CPI-U, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that such index will accurately measure the real rate of inflation in the prices of goods and services. Therefore, the inflation adjustment made to TIPS may not be accurate.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by a Fund or an underlying ETF are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter durations. For example, if an instrument has an average duration of five years, a 1% increase in interest rates generally would result in a 5% decrease in the instrument’s value. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-protected securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Large-Cap Stock Risk.

An underlying ETF’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Leverage Risk

Using borrowing or derivatives to increase a Fund’s combined long and short position exposure creates leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Dividends

Dividends are currently exempt from tax in the hands of non-resident shareholders (certain resident shareholders are required to pay tax on dividends received in excess of a prescribed threshold). Accordingly, the dividends earned by the Portfolio would be exempt from tax in India. However, the Indian investee companies declaring, distributing or paying dividends are required to pay a Dividend Distribution Tax (“DDT”) at an effective rate of 20.36% (including applicable surcharge and education cess of 3%).

Further, based on a specific clarification issued by the CBDT in this regard, even if shares of the Portfolio derive ‘substantial value’ from India, any dividends distributed by the Portfolio to its shareholders / the Fund would not be considered as income accruing or arising in India and thus, would not be taxable in India.

Income Generation Risk

A Fund or an underlying ETF may fail to generate anticipated levels of income due to, among other factors, unanticipated market conditions or the materialization of risks associated with certain instruments described below, which failure in turn could negatively impact the Fund’s or the underlying ETF’s ability to meet its income level objectives.

Industry Risk

A Fund’s investments could be concentrated within one industry or group of industries. Any factors detrimental to the performance of such industries will disproportionately impact a Fund. Investments focused in a particular industry are subject to greater risk and are more greatly impacted by market volatility than less concentrated investments.

Risks of Investing in Inflation-Protected Securities

A Fund or an underlying ETF may make investments in Treasury inflation-protected securities, also known as TIPS. The value of inflation-protected securities such as TIPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. Short term increases in inflation may also lead to a decline in value. Although the principal value of TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if a Fund purchases TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund or the underlying ETF may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period a Fund or an underlying ETF holds TIPS, the Fund or the underlying ETF may earn less on the securities than on conventional bonds. Any increase in principal value of TIPS caused by an increase in the index is taxable in the year the increase occurs, even though

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the Fund. The investments held by the Portfolio generally are similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

MLP Risks

Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, MLP unit holders may not elect the general partner or the directors of the general partner and the MLP unit holders have limited ability to remove an MLP’s general partner.

MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs.

Certain Funds derive substantially all of their cash flow from investments in equity securities of MLPs. The amount of cash that the Fund will have available to pay or distribute to you depends entirely on the ability of the MLPs that the Fund owns to make distributions to their partners and the tax character of those distributions. Neither the Fund nor the Adviser has control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs, and other factors. In addition, certain MLPs are dependent on their parents or sponsors for revenues, and a failure by the MLP’s parent or sponsor may impact the MLP’s ability to make distributions. The Fund expects to generate significant investment income, and the Fund’s investments may not distribute the expected or anticipated levels of cash, resulting in the risk that the Fund may not have the ability to make cash distributions as investors expect from MLP-focused investments.

Energy and Infrastructure Industry MLP Risk

Energy infrastructure companies are subject to risks specific to the industry they serve. Risks inherent in the energy infrastructure business of these types of MLPs include the following:

Pipeline MLPs are not subject to direct commodity price exposure because they do not own the underlying energy commodity. However, the MLP sector can be hurt by market perception that MLPs’ performance and distributions are directly tied to commodity prices. Also, a significant decrease in the production of natural gas, oil, or other energy commodities, due to a decline in production from existing facilities, import supply disruption, or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.

The use of leverage also may cause the Fund to have higher expenses than those of mutual funds that do not use leverage.

Liquidity and Valuation Risk

Certain of a Fund’s or an underlying ETF’s investments may be exposed to liquidity risk due to low trading volume, lack of a market maker or legal restrictions limiting the ability of the Fund or the underlying ETF to sell particular securities at an advantageous price and/or time. As a result, these securities may be more difficult to value. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity and valuation risk tends to increase to the extent a Fund or an underlying ETF invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities and foreign securities, particularly those of issuers located in emerging markets.

Active Management Risk

The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular asset classes, securities or sectors may prove to be incorrect. Such errors could result in a negative return and a loss to you.

Managed Portfolio Risk

As an actively managed portfolio, the value of a Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager’s investment techniques could fail to achieve a Fund’s investment objective.

Market Risk

Overall securities market risks may affect the value of individual instruments in which a Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. The financial crisis in the U.S. and many foreign economies over the past several years has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign.

Mauritius Portfolio Risk

By investing in the Portfolio, the ALPS | Kotak India Growth Fund is indirectly exposed to the risks associated with the Portfolio’s investments. The Portfolio is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act.

In addition, changes in the laws of the United States, India and/or Mauritius, could result in the inability of the Fund and/or the Portfolio to operate as described in this Prospectus and the statement of additional information and could adversely affect

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MLP Tax Risks

MLPs are treated as partnerships for U.S. federal income tax purposes and do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions and expenses.

The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and part or all of the distributions the Fund receives might be taxed entirely as dividend income. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to distribute to you.

The tax treatment of publicly traded partnerships could be subject to potential legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis. Any such changes could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

Energy Sector Risk

Energy infrastructure companies also are subject to risks specific to the industry they serve. Risks inherent in the energy infrastructure business of these types of MLPs include the following:

Pipeline MLPs are not subject to direct commodity price exposure because they do not own the underlying energy commodity. However, the MLP sector can be hurt by market perception that MLPs’ performance and distributions are directly tied to commodity prices. Also, a significant decrease in the production of natural gas, oil, or other energy commodities, due to a decline in production from existing facilities, import supply disruption, or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.

A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/or by any state or federal legislation intended to promote the use of alternative energy sources, such as bio-fuels.

A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/ or by any state or federal legislation intended to promote the use of alternative energy sources, such as bio-fuels.

MLPs employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows received by the Fund from MLPs that grow through acquisitions.

The profitability of MLPs could be adversely affected by changes in the regulatory environment. Most MLPs’ assets are heavily regulated by federal and state governments in diverse matters, such as the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular by-product of an MLP process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.

Extreme weather patterns, such as hurricane Ivan in 2004 and hurricane Katrina in 2005, could result in significant volatility in the supply of energy and power and could adversely impact the value of the securities in which the Fund invests. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry.

A rising interest rate environment could adversely impact the performance of MLPs. Rising interest rates could limit the capital appreciation of equity units of MLPs as a result of the increased availability of alternative investments at competitive yields with MLPs. Rising interest rates also may increase an MLP’s cost of capital. A higher cost of capital could limit growth from acquisition/expansion projects and limit MLP distribution growth rates.

Since the September 11, 2001 attacks, the U.S. Government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities, and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity likely will increase volatility for prices in natural gas and oil and could affect the market for products of MLPs.

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distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which may not be provided on a timely basis, to estimate the Fund’s deferred tax liability for purposes of financial statement reporting and determining its net asset value (“NAV”). From time to time, ALPS Advisors, Inc. (the “Adviser”) will modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations (currently 21%) and an assumed rate attributable to state or local taxes. The daily estimate of the Fund’s deferred tax liability may vary substantially from the Fund’s actual tax liability. Modifications of estimates or assumptions, changes in generally accepted accounting principles or changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.

Potential Substantial After-Tax Tracking Error from Index Performance

The Fund will be subject to taxation on its taxable income. The NAV of Fund Shares will also be reduced by the accrual of any deferred tax liabilities. The Index, however, is calculated without any deductions for taxes. As a result, the Fund’s after tax performance could differ significantly from the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated.

Returns of Capital Distributions From the Fund Reduce the Tax Basis of Fund Shares

A portion of the Fund’s distributions are expected to be treated as a return of capital for U.S. federal income tax purposes. Returns of capital distribution are not taxable income to you but reduce your tax basis in your Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares.

Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Fund.

Equity Securities Risk

MLP common units and other equity securities may be effected by macro-economic and other factors affecting the stock market in general, including without limitation, expectations of interest rates, investor sentiment towards the natural resources sector, changes in an issuer’s financial condition, and poor performance of a particular issuer.

MLPs employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows received by the Fund from MLPs that grow through acquisitions.

The profitability of MLPs could be adversely affected by changes in the regulatory environment. Most MLPs’ assets are heavily regulated by federal and state governments in diverse matters, such as the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular by-product of an MLP process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.

Extreme weather patterns, such as hurricane Ivan in 2004 and hurricane Katrina in 2005, could result in significant volatility in the supply of energy and power and could adversely impact the value of the securities in which the Fund invests. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry.

A rising interest rate environment could adversely impact the performance of MLPs. Rising interest rates could limit the capital appreciation of equity units of MLPs as a result of the increased availability of alternative investments at competitive yields with MLPs. Rising interest rates also may increase an MLP’s cost of capital. A higher cost of capital could limit growth from acquisition/expansion projects and limit MLP distribution growth rates.

Since the September 11, 2001 attacks, the U.S. Government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities, and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity likely will increase volatility for prices in natural gas and oil and could affect the market for products of MLPs.

Deferred Tax Liability

Cash distributions from an MLP to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of such MLP equity securities. For financial statement purposes, the Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP

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based in non-U.S. countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a non-U.S. company, as compared to the financial reports of U.S. companies. Nationalization, expropriations or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of a Fund’s or an underlying ETF’s investments in a non-U.S. country to decline. In the event of nationalization, expropriation or other confiscation, a Fund or an underlying ETF could lose its entire investment in that country.

Options Risk

Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time. A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or “premium,” from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

When the Fund or the underlying ETF uses futures and options on futures as hedging devices, much depends on the ability of the portfolio manager to predict market conditions based up on certain economic analysis and factors. There is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in a Fund’s or an underlying ETF’s portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the portfolio manager could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In these events, a Fund or an underlying ETF may lose money on the futures contracts or options.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Sub-Adviser will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular contract or option at any particular time. A Fund’s or an underlying ETF’s ability to establish and close out futures and options positions depends on this secondary market.

Portfolio Turnover Risk

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” Although the Funds do not expect to engage in active and frequent trading of securities as a primary investment strategy, a Fund’s deployment of its principal investment strategies may result in incidental active and frequent trading of portfolio securities, particularly during periods of volatile market movements. Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-

Liquidity Risk

Although common units of MLPs trade on the NYSE, the NASDAQ, and NYSE MKT, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions to you.

Mortgage-Backed and Asset-Backed Risk

MBS and ABS are subject to certain risks. The default rate on underlying mortgage loans or asset loans may be higher than anticipated, potentially reducing payments to the Fund. Default rates are sensitive to overall economic conditions such as unemployment, wage levels and economic growth rates. MBS are susceptible maturity risk because issuers of securities held by a Fund are able to prepay principal due on these securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns to a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. Prepayment risk as well as the risk that the structure of certain MBS may make their reaction to interest rates and other factors difficult to predict, making their prices volatile. Generally, rising interest rates tend to be associated with longer MBS maturities because borrower prepayment rates tend to decline when rates rise. As a result, in a period of rising interest rates, MBS exhibit additional volatility, known as extension risk. ABS also are subject to maturity risk, although to a much smaller degree.

Non-Diversification

Funds that are non-diversified and may invest a greater percentage of their assets in particular asset classes, securities of a single issuer or instrument and in a relatively small number of issuers or instruments, they are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. Some of those issuers or instruments may also present substantial credit or other risks.

Non-U.S. Securities Risk

Investments in non-U.S. securities may experience additional risks compared to investments in securities of U.S. companies. The securities markets of many non-U.S. countries are relatively small, with a limited number of issuers and securities. Furthermore, non-U.S. taxes also could detract from performance. Companies

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limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, credit risk, valuation risk, managed portfolio risk and derivatives risk.

There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately–held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.

Listed Private Equity Companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

Privately Placed Securities Risk

Privately placed securities generally are less liquid than publicly traded securities and a Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

Real Estate Investment Trust (“REIT”) Risk

Investing in REITs may subject the Fund or an underlying ETF to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Repurchase Agreements Risk

A Fund may enter into repurchase agreements in which it purchases a security (known as the “underlying security”) from a securities dealer or bank. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying security and losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement.

ups and other transaction costs on the sale of securities and reinvestments in other securities, although such expenses are not reflected in a Fund’s Fees and Expenses table. Such sales may also result in realization of taxable capital gains, specifically short-term capital gains, which are taxed at ordinary U.S. federal income tax rates when distributed to shareholders who are individuals. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Preferred Stock Risk

The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices.

Prepayment and Extension Risk

When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and a Fund or an underlying ETF may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping a Fund’s or an underlying ETF’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the Fund’s or an underlying ETF’s share price and yield and could hurt a Fund’s or an underlying ETF’s performance. Prepayments could also create capital gains tax liability in some instances.

Pricing Risk

If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the Fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the Fund’s net asset value.

Private Equity Risk

In addition to the risks associated with the ALPS | Red Rocks Listed Private Equity Fund’s direct investments, the Fund is also subject to the underlying risks which affect the Listed Private Equity Companies in which the Fund invests. Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not

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will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to the party arranging the loan.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters which the manager believes materially affect the investment; however, the Fund may not be able to recall the securities in time for the Fund to be the owner on the record date for determining shareholders entitled to vote or consent on the matter. The Fund may also call such loans in order to sell the securities involved.

Micro-, Small- and Medium-Size Company Risk

To the extent that a Fund invests in micro-, small- and mid-capitalization stocks, the Fund is likely to be more volatile than a fund that invests only in large companies. Micro, small- and medium-sized companies are generally riskier because they may have limited product lines, capital and managerial resources. Their securities may trade less frequently and with greater price swings.

Small-Cap Stock Risk.

An underlying ETF may invest significantly in small-capitalization companies, and each underlying ETF may define “small-capitalization” differently. Small-cap stocks are often more volatile and less liquid than investments in larger companies, and may be subject to greater and more abrupt price fluctuations. In addition, small-cap companies may lack the management experience, financial resources and product diversification of larger companies. Small-cap companies’ earnings and revenues may be less predictable, and there may be less publicly available information about these companies, which can affect the pricing of their shares.

Mid-Cap Stock Risk.

An underlying ETF may invest significantly in mid-capitalization companies, and each underlying ETF may define “mid-capitalization” differently. Mid-cap stocks are often more volatile and less liquid than investments in large-cap companies, and may be subject to greater and more abrupt price fluctuations. Mid-cap companies may also lack the management experience, financial resources and product diversification of larger companies.

Style Investing Risk

To the extent a Fund or an underlying Fund focuses on a particular style of stocks (such as growth or value), its performance may at times be better or worse than the performance of funds that

Risk of Investing in Commodity Pooled Investment Vehicles

A Fund may, from time to time, invest in certain publicly-traded commodity pools, such as commodity ETFs. Such pools may not meet the definition of an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”), and may not be registered under the 1940 Act. As a consequence, the Fund’s investment in such entities may not be subject to certain protections afforded by the 1940 Act, including, for example, restrictions under the 1940 Act on investments in other investment companies.

Risk of Investing in Other Investment Companies

Each Fund may invest in unaffiliated investment companies as permitted under Section 12(d)(1) of the 1940 Act. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent a Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees; that is, there will be a layering of certain expenses. Investments in investment companies also may involve the payment of substantial premiums above the value of such companies’ portfolio securities.

Each Fund may invest cash holdings in affiliated or non-affiliated money market funds as permitted under Section 12(d)(1) of the 1940 Act and the rules promulgated under that section.

In addition, a Fund may invest in other investment companies that invest in a manner consistent with the Fund’s investment objective and strategies, including the use of ETFs. Some ETFs have obtained exemptive orders permitting other investment companies to acquire their securities in excess of the limits of Section 12(d)(1) of the 1940 Act.

Sector and Securities Selection Risk

The performance of a Fund is related to the economic sectors that the Sub-Adviser may choose to emphasize or deemphasize from time to time, as well as to the individual securities within those sectors held by the Fund or the underlying ETF. The investment returns for particular economic sectors will fluctuate and may be lower than other sectors. In addition, the individual securities chosen for investment within a particular sector may underperform other securities within that same sector.

Securities Lending Risk

A Fund may lend a portion of its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Strategies” in the Funds’ SAI for details. When a Fund lends portfolio securities, its investment performance

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Temporary Investments and Risks

A Fund may, from time to time, invest all of its assets in short-term instruments when the Sub-Adviser determines that adverse market, economic, political or other conditions call for a temporary defensive posture. Such a defensive position may result in a Fund failing to achieve its investment objective.

Value Stocks Risk

Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by a Fund to be undervalued may actually be appropriately priced.

Exchange-Traded Funds Investment Risk

Each of the underlying ETFs in which the Fund invests will be subject to its own principal risks, depending on the investment objective, investment strategy, and other characteristics of such underlying ETFs. Those underlying ETF risks may in turn become principal risks of an investment in the Fund. To the extent the Fund invests in other ETFs, including RiverFront ETFs, the Fund’s shareholders will indirectly incur certain fees and expenses of that ETF, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such ETFs, and will be further reduced by the Fund’s own expenses, including the Fund’s administrative fees. ETFs are investment companies that are bought and sold on a securities exchange. The Fund could lose money by investing in an ETF including if the value of the ETF’s investments go down. In addition, the market price of an ETF’s shares may trade at a premium or discount to their net asset value, meaning that the Fund could pay more to purchase shares of an ETF, or receive less in a sale of shares of an ETF, than the net asset value of the ETF. ETFs are also subject to potential liquidity risk because an active trading market for an ETF’s shares may not develop or be maintained, trading of an ETF’s shares may be halted from time to time, or the shares may be de-listed from the exchange.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities are described in the Funds’ SAI.

MANAGEMENT

ALPS Advisors, subject to the authority of the Board of Trustees, is responsible for the overall management and administration of each Fund’s business affairs. The Adviser commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation and is registered with the Securities and Exchange Commission as an investment adviser. The Adviser’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

focus on other types of stocks or that have a broader investment style. Growth stocks, which are characterized by high price-to-earnings ratios, may be more volatile than value stocks with lower price-to-earnings ratios.

Subsidiary Risk

By investing in the Subsidiary, the CompleteCommodities Strategy will be indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act.

In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or a Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Fund. The derivatives and other investments held by the Subsidiary generally are similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

Tax Risk

One of the requirements for favorable tax treatment as a RIC under the Code is that a Fund derive at least 90% of its gross income from certain qualifying sources of income. If a Fund were not to qualify as a RIC for any taxable year, the Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

The CompleteCommodities Strategy Fund will make certain commodities-linked investments. The IRS has issued a revenue ruling which concludes that income and gains from certain commodity-linked derivatives are not qualifying income under Subchapter M of the Code. However, in a subsequent revenue ruling, namely, Revenue Ruling 2006-31, the IRS indicated that income from alternative investment instruments (such as certain structured notes) that create commodity exposure may be considered qualifying income under the Code. If the IRS were to determine that income of the CompleteCommodities Strategy Fund from certain commodity-linked investments does not constitute non-qualifying income for a RIC and if such position were upheld, the Fund might not qualify as a RIC. The Fund must remain a RIC to avoid federal income tax at the Fund level. If the IRS were to issue further guidance, or Congress were to enact legislation, that adversely affects the tax treatment of the Fund’s commodity-related investments, it could limit the Fund’s ability to pursue its investment strategy. In this event, the Fund’s Board may authorize a change in investment strategy.

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The Sub-Adviser retains the right to use the name “Listed Private Equity” in connection with another investment company or business enterprise with which the Sub-Adviser is or may become associated. The Sub-Adviser has granted to the Trust the right and license to use the name “Listed Private Equity”, which right and license shall automatically terminate ninety (90) days after termination of the Sub-Advisory Agreement.

ALPS | WMC Research Value Fund

On August 29, 2009, the Activa Mutual Funds Trust – Activa Value Fund (the “Predecessor Fund”) reorganized into the Fund. The Predecessor Fund commenced operations on August 10, 1971. The Adviser had not served as investment adviser to the Predecessor Fund. Wellington Management Company LLP (the “Sub-Adviser”) has managed the Fund since January 1, 2000.

The Adviser has delegated daily management of Fund assets to the Sub-Adviser, who is paid by the Adviser and not the Fund. The Sub-Adviser is engaged to manage the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board. The Sub-Adviser served as investment sub-adviser to the Predecessor Fund. The Sub-Adviser is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. The Sub-Adviser is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. The Sub-Adviser and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2017, Wellington Management had investment management authority with respect to approximately $1,080 billion in assets.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 0.95% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The Adviser pays the Sub-Adviser an annual sub-advisory management fee of (i) fifty (50) basis points of the Fund’s daily net assets during the month of $0 - $250 million; (ii) forty (40) basis points of the Fund’s daily net assets during the month of between $250 million and $500 million; and (iii) thirty (30) basis points of the Fund’s daily net assets during the month of $500 million and above. The sub-advisory management fee is paid on a monthly basis. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. The initial term of the Sub-Advisory Agreement is two years and may be reapproved annually thereafter. The Board, shareholders of the Fund, the Adviser or the Sub-Adviser may terminate the Sub-Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s

ALPS | Red Rocks Listed Private Equity Fund

The Adviser has delegated daily management of Fund assets to Red Rocks Capital LLC (the “Sub-Adviser”), who is paid by the Adviser and not the Fund. The Sub-Adviser is engaged to manage the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board.

The Sub-Adviser is located at 1290 Broadway, Suite 1100, Denver, CO 80203. The Sub-Adviser has developed and maintains a Listed Private Equity Index. The Sub-Adviser also has extensive investment experience and has developed proprietary research on the universe of Listed Private Equity Companies and intends to select Listed Private Equity Companies for the Fund, and their respective weightings within the Fund, based upon a variety of criteria, including: valuation metrics and methodology, financial data, historical performance, management, concentration of underlying assets, liquidity and the need for diversification among underlying assets (i.e., industry sectors, geographic locations, stage of investment and vintage year). As of December 31, 2017, Red Rocks Capital had investment management authority with respect to approximately $258 million in assets.

The Sub-Adviser is a wholly owned subsidiary of the Adviser. Located in Denver, Colorado, the Adviser is a wholly owned subsidiary of ALPS Holdings, Inc. (“ALPS Holdings”). ALPS Holdings, through its affiliates, provides a wide range of fund services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services. ALPS Holdings is a wholly owned subsidiary of DST Systems, Inc., a publicly traded company on the New York Stock Exchange.

Pursuant to the Investment Advisory and Management Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 0.85% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The Adviser pays the Sub-Adviser an annual sub-advisory management fee of 0.57% based on the Fund’s average daily net assets. The sub-advisory management fee is paid on a monthly basis. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund, or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. The initial term of the Sub-Advisory Agreement is two years and may be reapproved annually thereafter. The Board, shareholders of the Fund, the Adviser or the Sub-Adviser may terminate the Sub-Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the renewal of the Fund’s Advisory Agreement and Sub-Advisory Agreement is provided in the Fund’s annual report to shareholders for the period ended October 31, 2017.

The Adviser and Sub-Adviser have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) fees, Shareholder Service Fees, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.25% of the Fund’s average daily net assets. This agreement is in effect through February 28, 2020.

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ALPS Advisors, Inc. (the “Adviser”) has agreed contractually to limit the operating expenses of the Fund (excluding Acquired Fund Fees and Expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 1.95% for Class A shares through February 28, 2020. During such period, the Adviser will reduce the fee payable with respect to the Fund to the extent of such excess and/or shall reimburse the Fund (or class as applicable) by the amount of such excess.

ALPS | CoreCommodity Management CompleteCommodities Strategy Fund

The Adviser has delegated daily management of Fund assets to CoreCommodity Management, LLC (the “Sub-Adviser”), who is paid by the Adviser and not the Fund. The Sub-Adviser is engaged to manage the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board.

The Sub-Adviser is an investment adviser registered under the Investment Advisers Act of 1940 engaged in the business of providing investment management and portfolio management services to investment funds and managed accounts. The Sub-Adviser is owned by CoreCommodity Capital, LLC, which is controlled by the Sub-Adviser’s senior management. The Sub-Adviser’s address is 680 Washington Boulevard, 11th Floor, Stamford, Connecticut 06901.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund will pay the Adviser an annual management fee of 0.85% based on the Fund’s average daily net assets, less any amounts payable for advisory services, over the same corresponding period, to the Adviser by that certain offshore subsidiary of the Fund named the CoreCommodity Management Cayman Commodity Fund Ltd. (the “Subsidiary”) pursuant to that certain Investment Advisory Agreement between the Subsidiary and the Adviser, which agreement specifies an advisory fee rate in the amount of 0.85% of the average daily net assets of the Subsidiary. The management fee is paid on a monthly basis. The Adviser pays the Sub-Adviser an annual sub-advisory management fee pursuant to the Sub-Advisory Agreement as follows: The Adviser will pay the Sub-Adviser an annual management fee of 0.75% based on the Fund’s average daily net assets. The sub-advisory management fee is paid on a monthly basis. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund. The initial term of the Advisory Agreement is two-years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the renewal of the Fund’s Advisory Agreement and Sub-Advisory Agreement is provided in the Fund’s annual report to shareholders for the period ending, October 31, 2017.

approval of the renewal of the Fund’s Advisory Agreement and Sub-Advisory Agreement is provided in the Fund’s annual report to shareholders for the period ended October 31, 2017.

The Adviser has agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 0.90% of the Fund’s average daily net assets. This agreement is in effect through February 28, 2020.

Clough China Fund

At the close of business on January 15, 2010, the Old Mutual Funds Trust I – Old Mutual China Fund (the “Predecessor Fund”) reorganized into the Fund. The Predecessor Fund commenced operations on December 30, 2005. The Adviser did not serve as investment adviser to the Predecessor Fund.

The Adviser has delegated daily management of Fund assets to Clough Capital Partners LP (the “Sub-Adviser” or “Clough Capital”), who is paid by the Adviser and not the Fund. The Sub-Adviser is engaged to manage the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board. The Sub-Adviser served as investment sub-adviser to the Predecessor Fund since July 2009. The Sub-Adviser is a Delaware limited partnership with principal offices at One Post Office Square, 40th Floor, Boston, Massachusetts 02109. Clough Capital is a registered investment adviser under the Investment Advisor’s Act of 1940, which provides investment services to investment companies, including four global long / short private investment funds, an Asia only long / short private investment fund (focusing significantly on China) and three global closed-end mutual funds. Clough Capital was founded in 2000 and, as of December 31, 2017, had investment management authority with respect to approximately $2.2 billion in assets.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 1.35% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The Adviser pays the Sub-Adviser an annual sub-advisory management fee of 0.90% based on the Fund’s average daily net assets. The sub-advisory management fee is paid on a monthly basis. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. The initial term of the Sub-Advisory Agreement is two years and may be reapproved annually thereafter. The Board, shareholders of the Fund, the Adviser or the Sub-Adviser may terminate the Sub-Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the renewal of the Fund’s Advisory Agreement and Sub-Advisory Agreement is provided in the Fund’s annual report to shareholders for the period ending, October 31, 2017.

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and into a Sub-Advisory Agreement with the Sub-Adviser and the Adviser. As of October 30, 2017, neither the Adviser nor the Sub-Adviser receives a management fee for its services under the Advisory Agreement or under the Sub-Advisory Agreement, as applicable. Each Fund intends to invest, however, in ETFs that are sub-advised by RiverFront and which may be advised by the Adviser. Neither the Adviser nor RiverFront will waive any portion of the management fees payable by or in connection with such underlying ETFs, and as a consequence each Fund indirectly bears a portion of the management fees charged by the Adviser or by RiverFront to such underlying ETFs.

The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of a Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. The initial term of the Sub-Advisory Agreement is two years and may be reapproved annually thereafter. The Board, shareholders of the Fund, the Adviser or the Sub-Adviser may terminate the Sub-Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the renewal of the RiverFront Funds’ Advisory Agreement and Sub-Advisory Agreement is provided in the Funds’ annual report to shareholders for the period ended October 31, 2017.

ALPS | Kotak India Growth Fund

The Adviser has delegated daily management of Fund assets to Kotak Mahindra Asset Management (Singapore) Pte. Ltd. (the “Sub-Adviser” or “Kotak”), who is paid by the Adviser and not the Fund. The Sub-Adviser is engaged to manage the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board.

Kotak is registered with the SEC as a registered investment adviser and holds a Capital Markets License for Fund Management issued by the Monetary Authority of Singapore. Kotak’s principal business address is 16 Raffles Quay, #35-02, Hong Leong Building, Singapore 048581. As of December 31, 2017, Kotak had approximately $3.638 billion in assets under management.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund will pay the Adviser an annual management fee of 1.25% based on the Fund’s average daily net assets, less any amounts payable for advisory services, over the same corresponding period, to the Adviser by that certain offshore subsidiary of the Fund named the India Premier Equity Portfolio (the “Subsidiary”) pursuant to that certain Investment Advisory Agreement between the Subsidiary and the Adviser, which agreement specifies an advisory fee rate in the amount of 1.25% of the average daily net assets of the Subsidiary. The management fee is paid on a monthly basis.

The Adviser pays the Sub-Adviser an annual sub-advisory management fee pursuant to the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) as follows: The Adviser will pay the Sub-Adviser an annual management fee of 1.15% based on the Fund’s average daily net assets on the first $50 million and 1.05% based on the Fund’s average daily net assets over $50 million. The sub-advisory management fee is paid on a monthly basis. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the

The Subsidiary has entered into a separate advisory agreement with Adviser (the “Subsidiary Advisory Agreement”), and a separate sub-advisory agreement with the Sub-Adviser, the Fund’s and the Subsidiary’s investment sub-adviser (the “Subsidiary Sub-Advisory Agreement”), for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the Adviser a management fee at the same rate that the Fund pays the Adviser for services provided to the Fund. The Adviser has agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. The Sub-Adviser has agreed to waive the sub-advisory fee it receives from the Adviser for services provided to the Fund in an amount equal to the sub-advisory fee it receives from the Adviser for services provided to the Subsidiary. These waivers may not be terminated without the consent of the Board of the Fund.

The initial term of the Subsidiary Advisory Agreement and the Subsidiary Sub-Advisory Agreement is two years and may be reapproved annually thereafter. The Board, shareholders of the Fund, the Adviser or the Sub-Adviser may terminate the Sub-Advisory Agreement and the Subsidiary Advisory Agreement upon sixty (60) days’ notice.

The Sub-Adviser has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund operating expenses after fee waiver/ expense reimbursements (excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes, and extraordinary expenses) to 1.05% (for Class A shares) of average daily net assets through February 28, 2020.

The RiverFront Funds

The Adviser has delegated daily management of each Fund’s assets to RiverFront Investment Group, LLC (the “Sub-Adviser” or “RiverFront”), who is paid by the Adviser and not the Fund. The Sub-Adviser is engaged to manage the investments of each Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board.

RiverFront, established in April 2008 by the former Chief Investment Officer, Chief Investment Strategist and Chief Equity Strategist at Wachovia Securities, is located at 1214 East Cary St., Richmond, Virginia 23219. RiverFront is majority-owned by its employees but is affiliated with Baird Financial Corporation as a result of its minority equity interests and representation on RiverFront’s board of directors. RiverFront Investment Group, LLC, is an investment adviser registered with the Securities Exchange Commission under the Investment Advisers Act of 1940. The company manages a variety of portfolios utilizing stocks, bonds, and exchange-traded funds (ETFs). RiverFront also serves as sub-advisor to a series of mutual funds and ETFs. As of December 31, 2017, RiverFront had approximately $7.5 billion in assets under advisement (discretionary and non-discretionary).

The Trust, on behalf of each Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser

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The Adviser and Sub-Adviser have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.70% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2020. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the end of the fiscal year in which the fees and expense were deferred. The Adviser may not discontinue this waiver without the approval of the Fund’s Board of Trustees.

Advisory Fees

During the most recent fiscal year ended October 31, 2017, each Fund that has been in operation for a full fiscal year paid the following annual advisory fee as a percentage of daily net assets (net of waivers) to the Fund’s investment adviser and/or the Fund’s sub-adviser (as applicable). Daily investment decisions are made by the respective sub-adviser(s) for each Fund (as applicable), whose investment experience is described below under the heading “Portfolio Managers.”

Fund Name	Aggregate Annual Advisory Fee (as a percentage of daily net assets)	Aggregate Annual advisory fee to investment adviser (as a percentage of daily net assets)	Aggregate Annual advisory fee to sub-adviser (as a percentage of daily net assets)
ALPS | Red Rocks Listed Private Equity Fund	0.85%	0.28%	0.57%
ALPS | WMC Research Value Fund	0.59%	0.19%	0.40%
Clough China Fund	1.23%	0.33%	0.90%
ALPS | CoreCommodity Management CompleteCommodities Strategy Fund	0.85%	0.09%	0.76%
RiverFront Asset Allocation Aggressive	0.55%	0.16%	0.39%
RiverFront Asset Allocation Growth	0.48%	0.13%	0.35%
RiverFront Asset Allocation Growth & Income	0.63%	0.19%	0.44%
RiverFront Asset Allocation Moderate	0.66%	0.20%	0.46%
RiverFront Asset Allocation Income & Growth	0.06%	-0.04%	0.10%
ALPS | Kotak India Growth Fund	0.20%	0.02%	0.18%
ALPS | Metis Global Micro Cap Value Fund	0.49%	0.17%	0.32%

Adviser receives from the Fund. The initial term of the Advisory Agreement is two years. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice.

The initial term of the Investment Advisory Agreement, the Sub-Advisory Agreement and the Portfolio Advisory Agreement is two years and may be reapproved annually thereafter. The Board, shareholders of the Fund, the Adviser or the Sub-Adviser may terminate the Sub-Advisory Agreement upon sixty (60) days’ notice.

A discussion regarding the basis for the Board of Trustees’ approval of the renewal of the Fund’s Advisory and Sub-Advisory Agreement is provided in the Fund’s annual report to shareholders for the period ending October 31, 2017.

The Adviser and the Sub-Adviser have contractually agreed to waive and/or reimburse fees or expenses in order to limit Total annual Fund operating expenses after fee waiver/expense reimbursements (excluding distribution and service (12b-1) fees, shareholder services fees, Acquired fund fees and expenses, brokerage expenses, interest expenses, taxes, and extraordinary expenses) to 1.60% of the Fund’s average daily net assets. This agreement is in effect through February 28, 2020. In addition, with reference to that certain Investment Sub-Advisory Agreement (the “Subsidiary Sub-Advisory Agreement”) among the Adviser, the Sub-Adviser, and the Subsidiary, the Sub-Adviser hereby agrees to contractually waive a portion of it Sub-Advisory Fee in an amount equal to the management fees paid by the Adviser to the Sub-Adviser under the Subsidiary Sub-Advisory Agreement, in each case over the same given period.

ALPS | Metis Global Micro Cap Value Fund

The Adviser has delegated daily management of Fund assets to Metis Global Partners, LLC (the “Sub-Adviser”), who is paid by the Adviser and not the Fund. The Sub-Adviser is engaged to manage the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board.

The Sub-Adviser is an investment adviser registered with the United States Securities and Exchange Commission, and is engaged in the business of providing investment management and portfolio management services to investment funds and managed accounts. The Sub-Adviser’s address is 11988 El Camino Real, San Diego, California 92130. As of December 31, 2017, the Sub-Adviser had approximately $423 million in assets under management.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 1.25% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The initial term of the Advisory Agreement is two years. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. Pursuant to the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”), the Adviser pays the Sub-Adviser an annual sub-advisory management fee of 1.00% based on the Fund’s average daily net assets. A discussion regarding the basis for the Board’s approval of the renewal of the Fund’s Advisory Agreement and the Sub-Advisory Agreement is provided in the Fund’s annual report to shareholders for the period ended October 31, 2017.

100	Prospectus | June 12, 2018

ALPS | Red Rocks Listed Private Equity Fund

Each of the persons listed below has served as the Fund’s portfolio manager since March 2017. The Fund’s portfolio managers are jointly and primarily responsible for making investment decisions.

Portfolio Managers	Past 5 Years’ Business Experience
Kirk McCown, CFA

Prior to joining Red Rocks Capital in 2007, Mr. McCown was with Janus Capital and before that at Crestone Capital Management, where he was Founder and Chief Investment Officer. Previously, Mr. McCown served as Senior Vice President and Portfolio Manager for Reich & Tang in New York, Portfolio Manager for The St. Paul Companies and as a Trust Investment Officer for Norwest Bank in Omaha. Mr. McCown has a B.A. and M.A. from the University of Nebraska. He has over 35 years of investment experience and is a CFA charter holder.

Andrew Drummond

Prior to joining Red Rocks Capital in 2007, Mr. Drummond was a Portfolio Manager at Sargent, Bickham Lagudis in Boulder, Colorado. Previously, Mr. Drummond was an Equity Analyst for Berger Financial Group from 1999 through 2003 and an Analyst for Colorado Public Employees’ Retirement Association from 1996 to 1999. Mr. Drummond began his investment management career at The Boston Company Asset Management in 1992. Mr. Drummond has a B.S. from the University of Colorado and M.S. in finance from the University of Denver and over 20 years of industry experience.

Wyck Brown, CFA

Mr. Brown was named Senior Vice President of Red Rocks Capital in 2017. Mr. Brown joined ALPS in 2014 and, prior to joining ALPS, Mr. Brown was a principal and senior portfolio manager at Braddock Financial for nearly twelve years, focusing on startups, private equity portfolio companies and fixed-income investments. Previously, for over nine years, Mr. Brown served as portfolio manager, trader, and analyst, while working for ING Investment Management as well as Great-West Life & Annuity Assurance Co.

Mr. Brown received his M.B.A. in Finance from the University of Denver Daniels College of Business and a B.S. in Business Administration – Information Systems from the University of Colorado, Boulder. He is a CFA charter holder and has over 20 years of industry experience.

THE PORTFOLIO MANAGERS

The portfolio managers are responsible for the day-to-day operation of each Fund.

More information about each manager’s compensation, other accounts managed by each manager and each manager’s ownership of securities in the Funds is included in the SAI.

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Clough China Fund

Each of the persons listed below is a member of the portfolio management team and is jointly and primarily responsible for making investment decisions. Mr. Chen was appointed a co-portfolio manager of the Fund in August 2016, and Mr. Clough and Mr. Bose were appointed co-portfolio managers of the Fund in November 2017.

Portfolio Managers	Past 5 Years’ Business Experience
Charles I. Clough, Jr. (Co-Portfolio Manager)

Founding Partner and Chief Executive Officer of Clough Capital Partners L.P. Portfolio Manager for pooled investment accounts, separately managed accounts, and investment companies for over seventeen years.

Brian Chen (Co-Portfolio Manager)

Mr. Chen joined Clough Capital in 2010, and became a Partner of the firm in 2016. He has served as an Analyst and a Portfolio Manager while at Clough Capital. Mr. Chen holds an MBA from Columbia Business School and a BA from Duke University. He also has held a Chartered Financial Analyst designation since 2000. Mr. Chen has served as a co-portfolio manager of the Fund since August 2016.

Anupam Bose (Co-Portfolio Manager)

Mr. Bose joined Clough Capital in 2014 and has over 11 years of industry experience. He covers equity investments in the information technology sector. Prior to joining the firm, Anupam worked as a technology research analyst at Westfield Capital Management (2012 – 2014) and at McKinsey & Company (2003-2006 and 2008-2012) where he led projects in corporate finance and private equity practices. He also worked as an intern at The Carlyle Group where he assessed growth capital investments (May 2008 – June 2008). Anupam earned his MBA from the MIT Sloan School of Management and his undergraduate degree in Electrical Engineering from the Indian Institute Technology.

ALPS | WMC Research Value Fund

The portfolio managers listed below have served as portfolio managers of the Fund since February 2015. The Fund’s portfolio managers are jointly and primarily responsible for making investment decisions.

Portfolio Managers	Past 5 Years’ Business Experience
Mark D. Mandel, CFA®(1)	Senior Managing Director and Head of Research Portfolios has served as Portfolio Manager of the Fund since February 2015. Mr. Mandel joined the firm as an investment professional in 1994.
Mary L. Pryshlak, CFA

Senior Managing Director, and Director of Global Industry Research has served as the Portfolio Manager of the Fund since January 2018. Ms. Pryshlak joined the firm as an investment professional in 2004.

Jonathan G. White, CFA	Managing Director, and Director, Research Portfolios has managed the Fund since January 2018. Mr. White joined the firm as an investment professional in 1999.

(1)CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

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The RiverFront Funds

While each portfolio manager has responsibility for the day-to-day operations of the Funds, Michael Jones and Kevin Nicholson are the lead portfolio managers for each Fund, and as such are jointly and primarily responsible for portfolio decisions and day-to-day management.

The individuals listed below are members of the investment management team at RiverFront that manages each RiverFront Fund’s investments. As described below, each member has a different role on the team, and decisions as to the purchases and sales of securities are considered by the relevant members of the team as indicated below. Michael Jones, CFA of RiverFront Investment Group, LLC has been a portfolio manager of the Fund since its inception in August 2010. Kevin Nicholson, CFA has been a portfolio manager since February 2015. Deva Meenakshisundaram, FRM and Bill Ryder, CFA, CMT have been portfolio managers since February 2018.

Portfolio Managers	Past 5 Years’ Business Experience
Michael Jones, CFA® (1)

Mr. Jones is a lead portfolio manager of each Fund and in that capacity is primarily and jointly responsible for making strategic asset allocation decisions for each Fund.Michael serves as Chairman of RiverFront Investment Group, LLC and President and CEO of RiverFront’s RiverShares Division. He has been Chairman of RiverFront since co-founding the firm in April 2008. Previously, Mr. Jones was Chief Investment Officer of Wachovia Securities since 2002. He has more than 24 years of investment experience. Mr. Jones received his BA from the College of William & Mary and his MBA from the Wharton School at the University of Pennsylvania.

ALPS | CoreCommodity Management
CompleteCommodities Strategy Fund

The portfolio manager is primarily responsible for the day-to-day operation of the Fund and the Cayman Subsidiary. The portfolio manager has served as the portfolio manager of the Fund since its inception in June 2010.

Portfolio Managers	Past 5 Years’ Business Experience
Robert B. Hyman

Senior Vice President for CoreCommodity Management, LLC (“CCM”) and Co-Portfolio Manager to the Fund and its Cayman Subsidiary. Mr. Hyman re-joined CCM in June 2010. During his 30-plus years successfully trading commodities and commodity related products, Mr. Hyman has held a number of trading and risk control positions, including proprietary trading positions at Lehman Brothers, Amerada Hess Crude & Gas Co. and Drexel Burnham Lambert. Mr. Hyman graduated from Dartmouth College in 1978 with a Bachelor of Arts degree in Government. Mr. Hyman has been Portfolio Manager of the Fund and the Cayman Subsidiary since its inception in June 2010 (and Co-Portfolio Manager from May 2012 to July 2015).

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Portfolio Managers	Past 5 Years’ Business Experience
Bill Ryder, CFA, CMT(1)

Bill serves as Director of Quantitative Market Strategy bringing more than 20 years of experience in the business. In his current role, Bill has worked to develop a number of quantitative tools that provide market signals to the team; focusing on time periods of 1 to 3 months. Prior to launching RiverFront, Bill was Director of Quantitative Strategy at Wachovia Securities and its predecessor firms. Bill joined the Investment Strategy Department of Wachovia Securities (Wheat First Butcher Singer) in 1991 and during his time there also served as a portfolio manager for separately managed and mutual fund portfolios. Bill is a Chartered Financial Analyst (CFA) and Chartered Market Technician (CMT).

(1)CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute. Chartered Market Technician (CMT) is a professional designation that confirms mastery in technical analysis of the financial markets. To hold the designation, fully granted professional membership in the CMT Association is required. FRM stands for Financial Risk Manager. The FRM designation is a professional certification offered by the Global Association of Risk Professionals (GARP) and it is widely recognized as the premier global certificate for financial risk professionals.

Portfolio Managers	Past 5 Years’ Business Experience
Kevin Nicholson, CFA® (1)

Mr. Nicholson is a lead portfolio manager of each Fund (and in that capacity is primarily and jointly responsible for making strategic asset allocation decisions for each Fund) and also serves as Chief Market Strategist and COO of RiverFront’s RiverShares Division. Kevin is responsible for raising and deploying cash in the portfolios, as well as determining which asset classes to use as funding or investment sources when making the tactical allocation decisions in the RiverFront strategies. Kevin’s career has spanned over 25 years and during that time he has served in various capacities in trading, portfolio management and risk management. He joined RiverFront in 2010 and served as the senior Fixed Income Portfolio Manager for 2 years and the Chief Risk Officer for 4 years. In his role as Chief Market Strategist, his primary responsibility is implementing the tactical asset allocation shifts in the firm’s strategies. In addition, Kevin serves on the firm’s Investment Committee.

Deva Meenakshisudaram, FRM(1)

Deva oversees the development and design of RiverFront’s asset allocation process and supports the Risk Management team with a quantitative and analytical Risk Management framework. He is responsible for establishing quantitative model governance and best practices across the firm, while supporting overall investment processes with mathematical and statistical decision making tools. In addition, he serves on the firm’s Investment Committee. Prior to joining RiverFront, Deva spent more than a decade in the investment industry, first in Chesapeake Capital developing trade execution strategies and statistical reporting for institutional clients. He has served as a consultant with RiverFront since 2009, helping to develop the firm’s first asset allocation and optimization tools. Most recently, Deva worked at Capital One in their Marketing Analytics group, helping to improve customer experience.

104	Prospectus | June 12, 2018

Factors you should consider in choosing a class of shares include:

•how long you expect to own the shares;

•how much you intend to invest;

•total expenses associated with owning shares of each class; and

•whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver).

Class A shares are generally available only in connection with financial intermediaries. Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

The RiverFront Asset Allocation Moderate is designed to qualify as a qualified default investment alternative (“QDIA”) within the meaning of the regulations promulgated by the U.S. Department of Labor for accounts held by retirement plans subject to ERISA. Retirement plan fiduciaries, and not the Fund or its investment advisers, are responsible for determining whether the Fund qualifies as a QDIA. As a QDIA, the Fund may, at the election of certain employee retirement plan sponsors, be designated as a default investment for such plans, meaning that when plan participants fail to make investment elections, the plan sponsors may direct participant contributions towards purchases of Fund shares.

Distribution and Services (12b-1) Plan for Class A Shares

Each Fund has adopted a separate plan of distribution for Class A shares, pursuant to Rule 12b-1 under the 1940 Act (each, a “Plan” and collectively, the “Plans”). The Plans allow each Fund, as applicable, to use Class A assets to pay fees in connection with the distribution and marketing of, and/or ongoing shareholder services to Class A shareholders. Each Plan permits payment for services in connection with the administration of plans or programs that use Class A, shares of the Fund as their funding medium and for related expenses.

The Plans permit each Fund to make total payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Class A shares.. Because these fees are paid out of a Fund’s Class A assets on an ongoing basis, over time they will increase the cost of an investment in Class A shares, and Plan fees may cost an investor more than other types of sales charges.

Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or shareholder ongoing services performed by such entities for beneficial shareholders of the Fund. Distributor is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

ALPS | Kotak India Growth Fund

The person listed below has served as the Fund’s portfolio manager since the Fund’s inception in February 2011.

Portfolio Managers	Past 5 Years’ Business Experience
Nitin Jain, CFA® (1)

Mr. Jain has served as a portfolio manager since the Fund’s inception and as the Principal Fund Manager of Kotak’s Long-Only Equities Fund Management from November 2006 to present. Mr. Jain received his B.E. in Mechanical Engineering and an M.M.S. from Mumbai University and CFA®.

(1)CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

ALPS | Metis Global Micro Cap Value Fund

The following individual has served in that capacity since the inception of the Fund in December 2015.

Portfolio Manager	Past 5 Years’ Business Experience
Machel Allen, CFA®(1)

Ms. Allen has served as the President and Chief Investment Officer of Metis Global Partners since its inception in 2013. Prior to founding Metis, she led the quantitative research group at Brandes Investment Partners for ten years. Previous positions included an Equity Analyst at Lord Abbett, and institutional investment consultant at LCG Associates and Watson Wyatt. Ms. Allen earned an MBA with an emphasis in Investments from the Robinson Business School-Georgia State University as well as a BBA in Finance from GSU. Ms. Allen is a Chartered Financial Analyst® charterholder.

(1)CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT OF THE FUNDS

ALPS Fund Services, Inc. (the “Transfer Agent”) serves as the Funds’ administrator, fund accounting agent and transfer agent. ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) serves as the Funds’ distributor.

BUYING, EXCHANGING AND REDEEMING SHARES

This Prospectus only offers Class A shares of each Fund. Each share class of a Fund represents an investment in the same portfolio of securities, but each share class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of a Fund, you must choose a share class.

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Investment Minimums

The minimum investment in Class A shares is $500 for tax-deferred accounts and $2,500 for other accounts. Investors generally may meet the minimum investment amount by aggregating multiple accounts within a Fund. There is no subsequent investment minimum.

Each Fund reserves the right to waive or change investment minimums. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

Buying Shares

In order to buy, redeem or exchange shares at that day’s price, you must place your order with the Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4 p.m. Eastern time). If the NYSE closes early, you must place your order prior to the actual closing time. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of the trading on the NYSE. It is the responsibility of the financial intermediary to insure that all orders are transmitted in a timely manner to the Fund. Otherwise, you will receive the next business day’s price.

Investors may not purchase, exchange or redeem shares of a Fund directly. Shares may be purchased, exchanged or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisers or other financial intermediaries. Shares made available through full service broker-dealers may be available through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange or redeem shares.

Investors may be charged a fee if they effect transactions through broker or agent. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s Net Asset Value next computed after they are received by an authorized broker or the broker’s authorized designee.

With certain limited exceptions, each Fund is available only to U.S. citizens or residents.

Shareholder Services Plan for Class A Shares

The ALPS | Red Rocks Listed Private Equity Fund, CompleteCommodities Strategy Fund, ALPS | Kotak India Growth Fund and ALPS | Metis Global Micro Cap Value Fund have each adopted a shareholder services plan (a “Services Plan”) with respect to the Fund’s Class A shares. Under the Services Plan, each Fund is authorized to pay select financial intermediaries and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% for Class A shares of the average daily net asset value of the Class A shares of a Fund attributable to or held in the name of a Participating Organization. The fee is compensation for providing some are all of the following on-going services: (i) maintaining separate records for each beneficial shareholder; (ii) transmitting purchase and redemption orders; (iii) preparing and transmitting account statements for each beneficial shareholder; (iv) transmitting proxy statements, periodic reports, and other communications to beneficial shareholder; and/or (v) providing periodic reports to the Funds to enable each fund to comply with state Blue Sky requirements.. Any amount of such payment not paid during a Fund’s fiscal year for such service activities shall be reimbursed to such Fund.

Payments to Financial Intermediaries

The Funds’ Adviser and/or Sub-Adviser and/or their affiliates may also make payments for distribution and/or shareholder servicing activities for out of their own resources. The Adviser or Sub-Adviser may also make payments for marketing, promotional or related expenses to financial intermediaries out of their own resources. The amount of these payments is determined by the adviser or sub-adviser and may be substantial. These payments are often referred to as “revenue sharing payments.” In some circumstances, such payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or offer shares of the Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Networking, Sub-Accounting and Administrative Fees

Certain financial intermediaries may contract with the Funds, or their designees, to perform certain networking, recordkeeping, sub-accounting and/or administrative services for shareholders of the Funds. In consideration for providing these services, the financial intermediaries will receive compensation, which is typically paid by the Funds. Any such payment by a Fund to a financial intermediary for networking, recordkeeping, sub-accounting and/or administrative services are in addition to any 12b-1 related services provided to shareholders. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

106	Prospectus | June 12, 2018

In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described below in “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as a Fund, its agents, or your financial intermediary may not retain this information.

A Fund may waive Class A sales charges on investor purchases including shares purchased by:

•Officers, directors, trustees and employees of the adviser, sub-adviser and their respective affiliates;

•Registered representatives and employees of financial intermediaries with a current selling agreement with the

•Distributor or the adviser;

•Immediate family members of all such persons as described above;

•Financial intermediary supermarkets and fee-based platforms; and

•Financial intermediaries who have entered into an agreement with the Principal Underwriter/Distributor/the fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Right of Accumulation

You may purchase Class A shares at a reduced initial sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior days net asset value (net amount invested) of all Class A shares of a Fund and of certain other classes then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order to obtain such discount, you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Sales Charge When You Purchase Class A

Below is a summary of certain features of Class A shares:

Class A
Initial Sales Charge	Up to 5.50%*
Contingent Deferred Sales Charge (“CDSC”)	None (except on redemptions of certain large purchases held for less than 18 months)
Distribution and Service Fees	Up to 0.40%**
Dividends	Generally higher than Class C due to lower annual expenses
Typical Shareholder	Generally more appropriate for long-term investors

*Depending on the total assets you invest. A CDSC of 1.00% may apply to Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. See Section titled “Contingent Deferred Sales Charge” below.

**Depending on the Fund in which you invest.

Class A Shares

The following table lists the sales charges that will be applied to your purchase of Class A shares, subject to the breakpoint discounts indicated in the tables and described below.

Purchase Amount	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Investment	Dealer Concession as a Percentage of Offering Price*
Less than $50,000	5.50%	5.82%	4.75%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1 million	2.00%	2.04%	1.60%
$1 million or greater	0.00%	0.00%	0.00%

*“Offering Price” includes the font-end sales load.

Qualifying For A Reduction Or Waiver Of Class A Shares Sales Charge

You may be able to lower your Class A shares initial sales charge under certain circumstances. You can combine Class A shares you already own with your current purchase of Class A shares of a Fund to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of shares and purchases are described below. Contact your financial intermediary for more information.

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or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability; and

•required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Internal Revenue Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the Fund.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify the Fund prior to the redemption request to ensure your receipt of the waiver.

Exchanging Shares

Exchanging Shares of ALPS-Advised Funds

If you have held all or part of your shares in a Fund for at least seven days, you may exchange those shares for shares of the same class of any of the following funds (each, an “ALPS-Advised Fund”), if such ALPS-Advised Fund is available for sale in your state and meets the investment criteria of the investor:

•ALPS | Red Rocks Listed Private Equity Fund

•ALPS | WMC Research Value Fund

•Clough China Fund

•ALPS | CoreCommodity Management CompleteCommodities Strategy Fund

•RiverFront Asset Allocation Aggressive

•RiverFront Asset Allocation Growth

•RiverFront Asset Allocation Growth & Income

•RiverFront Asset Allocation Moderate

•RiverFront Asset Allocation Income & Growth

•ALPS | Kotak India Growth Fund

•ALPS | Metis Global Micro Cap Value Fund

If you are an existing shareholder of a Fund or of an ALPS-Advised Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical. Any new account established through an exchange will be subject to all minimum requirements applicable to the shares acquired described in “Investment Minimums” above. The exchange privilege may only be exercised in those states where the class of shares being acquired legally may be sold.

You may also transfer between classes of a Fund if you meet the minimum investment requirements for the class into which you would like to transfer.

Before effecting an exchange, you should read the prospectus for the Fund into which you are exchanging.

Additional Information About Exchanges

An exchange represents the sale of shares from one fund and the purchase of shares of another fund. Under the U.S. federal income tax law, this may produce a taxable gain or loss in your non-tax-deferred account. Transfers between classes of a Fund are generally not considered a taxable transaction.

Letter of Intent

You may obtain a reduced initial sales charge on Class A shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A shares over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter of Intent when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts

To take advantage of lower Class A shares initial sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

•trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

•solely controlled business accounts; and

•single participant retirement plans.

To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

Contingent Deferred Sales Charge

Class A Shares

If you invest $1 million or more, either as a lump sum or through a Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge. However, a contingent deferred sales charge (“CDSC”) of 1% may apply to Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares redeemed.

Waiver of CDSC

Each Fund may waive the imposition of a CDSC on redemption of Fund shares under the following circumstances and conditions:

•redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder if made within one year of death

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Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. Payment of redemption proceeds will ordinarily be made on the next business day following the date of redemption, but, in any case, within no more than seven business days from the date of redemption. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to seven business days. Your redemption proceeds can be sent by check to your address of record or by wire transfer to your bank account of record. A Fund or your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing.

The Funds are not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments when shareholder payment instructions are followed.

Redemptions In-Kind

Each Fund reserves the right to make payment in securities rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund’s operations (for example, more than 1% of the Fund’s net assets). However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, each Fund will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind. Redemptions in-kind may take longer than other redemption payments because the payment will be made at least in part in securities rather than cash, and will ordinarily be made within no more than seven business days from the date of redemption.

In most situations where the Fund distributes securities to meet a redemption request, the Fund expects to distribute a pro rata slice of the Fund’s portfolio securities, subject to certain limitations relating to odd-lot amounts of securities and securities subject to transfer restrictions. Each Fund reserves the right, however, to distribute individual securities (which may not be representative of the portfolio as a whole) in consultation with, or at the recommendation of, the Adviser or Sub-Adviser, as applicable.

The exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders. Although initially there will be no limit on the number of times you may exercise the exchange privilege, each Fund reserves the right to impose such a limitation. Call or write each Fund for further details.

Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Redeeming Shares

Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Each Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made on the next business day, but, in any case, within no more than seven business days from the date of receipt. If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day. The value of shares at the time of redemption may be more or less than the shareholder’s cost.

It is anticipated that a Fund will meet redemption requests through the sale of portfolio assets or from its holdings in cash or cash equivalents. A Fund may use the proceeds from the sale of portfolio assets to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed or abnormal market conditions, including circumstances adversely affecting the liquidity of a Fund’s investments, in which case a Fund may be more likely to be forced to sell its holdings to meet redemptions than under normal market conditions. Each Fund reserves the right to redeem in kind. Redemptions in kind typically are used to meet redemption requests that represent a large percentage of a Fund’s net assets in order to limit the impact of a large redemption on the Fund and its remaining shareholders. Redemptions in kind may be used in normal as well as in stressed market conditions. A Fund may also borrow, or draw on lines of credit that may be available to the Fund individually or to the Trust, in order to meet redemption requests during stressed market conditions. Under the 1940 Act, a Fund is limited as to the amount that it may borrow and accordingly, borrowings (including those made under a line of credit) might be insufficient to meet redemption requests.

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Note: Each Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.

SHARE TRANSACTIONS

Small Account Balances/Mandatory Redemptions

None of the Funds currently imposes an account minimum. A Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements.

Share Certificates

None of the Funds issues share certificates.

Frequent Purchases and Sales of Fund Shares

None of the Funds permits market timing or other abusive trading practices. Each Fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, each Fund reserves the right to suspend its offering of shares or to impose restrictions on purchases or exchanges at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading.

If you sell or exchange your shares of the ALPS | Red Rocks Listed Private Equity Fund after holding them 90 calendar days or less, the ALPS | Metis Global Micro Cap Value Fund after holding them 60 calendar days or less, or the Clough China Fund, the CompleteCommodities Strategy Fund and the ALPS | Kotak India Growth Fund after holding them 30 calendar days or less, a 2% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the respective Fund and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. The Board has adopted policies and procedures designed to deter frequent purchases, exchanges and redemptions and to seek to prevent market timing. To minimize harm to a Fund and its shareholders, the Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. Each Fund may also refuse purchase and exchange transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, each Fund may consider trading done in multiple accounts under common ownership or control.

Redemption Fees

If you sell or exchange your shares of the ALPS | Red Rocks Listed Private Equity Fund after holding them 90 calendar days or less, the ALPS | Metis Global Micro Cap Value Fund after holding them 60 calendar days or less, or the Clough China Fund, the CompleteCommodities Strategy Fund and the ALPS | Kotak India Growth Fund after holding them 30 calendar days or less, a 2% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the respective Fund and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers and changes of account registration within the Fund as long as the money never leaves such Fund; and (iii) redemptions in-kind.

The Fund(s) also permits waivers of the short-term redemption fee for the following transactions:

•Redemptions due to small balance maintenance fees;

•Redemptions related to death or due to a divorce decree;

•Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, required minimum distributions, withdrawals due to disability or death, return of excess contribution amounts and redemptions related to payment of custodian fees; and

•Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees and redemptions related to death, disability or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase, exchange or sell Fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary

Each Fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

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On a periodic basis, the Transfer Agent will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase or exchange in the same account(s) in a Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases, exchanges and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for the Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, each Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that a Fund’s efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that a Fund will be able to detect or prevent all practices that may disadvantage the Fund.

How Fund Shares are Priced

The Board has approved procedures to be used to value each Fund’s securities for the purposes of determining the Fund’s NAV. The valuation of the securities of each Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for each Fund to the Administrator.

Each Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4 p.m. Eastern time) on each business day (Monday through Friday). None of the Funds will value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Funds’ Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt securities, including short-term debt obligations that will mature in 60 days or less, will generally be valued at the price supplied by an independent third-party pricing service approved by the Funds’ Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the Fund’s adviser or sub-adviser, as applicable, believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. Because each Fund invests in securities that may be thinly traded or for which market quotations may not be readily available or may be unreliable (such as securities of small capitalization companies), each Fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid (such as equity securities of large capitalization domestic issuers). Each Fund may also use fair value procedures if its sub-adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Fund prices its shares.

Each Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, each Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities. In addition, each Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Each Fund’s use of fair value pricing may help deter “stale price arbitrage.”

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Each Fund invests, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in a Fund may change on days when you are unable to purchase or redeem shares.

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Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires each Fund’s Transfer Agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. Effective May 11, 2018, if you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf, or an individual listed as an underlying beneficial owner) shortly after your account is opened, or believes it has identified potentially criminal activity, each Fund, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

DIVIDENDS AND DISTRIBUTIONS

The RiverFront Asset Allocation Growth & Income, RiverFront Asset Allocation Moderate, RiverFront Asset Allocation Income & Growth and the ALPS | Metis Global Micro Cap Value Fund each pay dividends on a quarterly basis; and each other Fund normally pays dividends on an annual basis. All Funds distribute capital gains, if any, on an annual basis.

Income dividend distributions are derived from interest and other income each Fund receives from its investments and include distributions of short-term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year.

The Trust is an open-end registered investment company under the 1940 Act. As such, a Fund is generally limited under the 1940 Act to one distribution in any one taxable year of long-term capital gains realized by the Fund.

Each Fund may make additional distributions and dividends at other times if the manager believes doing so may be necessary for a Fund to avoid or reduce taxes. Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next distribution or dividend is made. Distribution checks will only be issued for payments greater than $25.00. Distributions will automatically be reinvested in shares of the fund(s) generating the distribution if under $25.00. Un-cashed distribution checks will be canceled and proceeds reinvested at the then current net asset value, for any shareholder who chooses to receive distributions in cash, if distribution checks: (1) are returned and marked as “undeliverable” or (2) remain un-cashed for six months after the date of issuance. If distribution checks are canceled and reinvested, your account election may also be changed so that all future distributions are reinvested rather than paid in cash. Interest will not accrue on uncashed distribution checks.

TAXES

The discussion below only addresses the U.S. federal income tax consequences of an investment in the Funds for U.S. persons and does not address any foreign, state, or local tax consequences. For purposes of this discussion, U.S. persons are:

(i)U.S. citizens or residents;

(ii)U.S. corporations;

(iii)an estate whose income is subject to U.S. federal income taxation regardless of its source; or

(iv)a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996.

This discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax. If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. For further information regarding the U.S. federal income tax consequences of an investment in the Funds for U.S. persons, investors should see the SAI under “TAXES – Taxation of the Funds.”

Non-U.S. persons that are considering the purchase of shares should consult with their own tax advisers regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of shares in the Funds.

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The Funds intend to meet all requirements under Subchapter M of the Code necessary to qualify for treatment as a RIC and thus do not expect to pay any U.S. federal income tax on income and capital gains distributed to shareholders. The Funds also intend to meet certain distribution requirements such that the Funds are not subject to U.S. federal income tax in general. If a Fund does not meet the distribution requirements, that Fund may be subject to significant excise taxes. This discussion assumes that the Funds will qualify as a RIC and will satisfy these distribution requirements. There can be no guarantee that these assumptions will be correct.

Taxation of Fund Distributions

For U.S. federal income tax purposes, shareholders of RICs are generally subject to taxation based on the underlying character of the income and gain recognized by the RIC and distributed to shareholders.

Distributions of net capital gains that are properly designated by a Fund as capital gain dividends (“capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of earnings derived from ordinary income and short-term capital gains will be taxable as ordinary income. The Funds do not expect a significant portion of their distributions to derive from “qualified dividend income,” will be taxed at favorable rates applicable to long-term capital gains so long as certain requirements are met. Corporate shareholders may be able to take a dividends-received deduction for a portion of the dividends received by a Fund; to the extent such dividends are received by a Fund from a domestic corporation and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends.

Each Fund may realize long-term capital gains when it sells or redeems a security that it has owned for more than one year, when it receives capital gain distributions from ETFs in which that Fund owns investments, or from transactions in section 1256 contracts, which may generate both short-term and long-term capital gains distributions. Each Fund may realize short-term capital gains from the sale of investments that such Fund owned for one year or less or from transactions in section 1256 contracts. Each Fund may realize ordinary income from distributions from ETFs, from foreign currency gains that are not section 1256 contracts, from interest on indebtedness owned by a Fund and from other sources.

The maximum long-term capital gain rate applicable to individuals is 20%. For more information, see the SAI under “TAXES – Taxation of Fund Distributions.”

Distributions of earnings are taxable whether you receive them in cash or reinvest them in additional shares. If a dividend or distribution is made shortly after you purchase shares of a Fund, while in effect a return of capital to you, the dividend or distribution is still taxable. You can avoid this, if you choose, by investing soon after such Fund has paid a dividend.

Sale of Fund Shares

A shareholder’s sale of Fund shares will generally result in taxable gain to the extent that the amount realized from the sale exceeds the shareholder’s adjusted tax basis in the Fund shares sold, and loss to the extent that the shareholder’s adjusted tax basis in the Fund shares sold exceeds the shareholder’s amount realized with respect to such shares. Gains from the sale of Fund shares held for more than one year generally are taxed at favorable long-term capital gain rates, while those resulting from sales of shares held for one year or less (to the extent not offset by the shareholder’s net capital losses from other sources) generally are taxed as short-term capital gain, subject to rates that are currently equivalent to those applied to ordinary income. The deductibility of capital losses is subject to significant limitations. For more information, see the SAI under “TAXES – Sale or Redemption of Shares.”

Redemption of Fund Shares

A shareholder who redeems shares in a Fund generally will recognize a capital gain or loss. The gain or loss will be equal to the difference between the amount received in the redemption of the exchange (net of any applicable redemption fees) and the shareholder’s aggregate adjusted basis in the shares surrendered. A shareholder who receives securities in redemption of shares of the Fund will generally recognize a gain or loss equal to the difference between the shareholder’s adjusted basis in the shares redeemed and the aggregate fair market value of the securities plus the amount of any cash received (net of any applicable fees). In certain circumstances a loss realized upon a redemption of shares of the Fund for securities in kind may not be deducted currently under the rules governing “wash sales.” Persons redeeming shares should consult their own tax advisors with respect to whether the wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of shares of a Fund is generally treated as long term capital gain or loss if the shares have been held for more than one year and as a short term capital gain or loss if the Shares have been held for one year or less. In certain situations, a loss on the sale of shares held for six months or less will be a long term loss. The deductibility of capital losses is subject to significant limitations. For more information, see the SAI under “TAXES – Sale or Redemption of Shares.”

Taxation of Certain Investments

Each Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, such Fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a foreign tax credit or deduction with respect to foreign taxes, although it is possible that a Fund may be able to elect to pass through foreign tax credits or deductions to its shareholders. Each Fund makes no assurances regarding its ability or willingness to so elect. In addition, each Fund’s investments in foreign securities or foreign currencies may increase or accelerate such Fund’s recognition

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of ordinary income and may affect the timing or amount of such Fund’s distributions. Each Fund may hold securities that are passive foreign investment companies for U.S. federal income tax purposes. For more information, see the SAI under “TAXES – Special Tax Considerations.”

Each Fund may at times buy debt obligations at a discount from the price at which they were originally issued (“original issue discount”), especially during periods of rising interest rates. For U.S. federal income tax purposes, the original issue discount will be included in such Fund’s ordinary income. Even though payment of that amount is not received until a later time, it will be distributed to shareholders as taxable dividends. Each Fund may also buy investments in the secondary market which are treated as having market discount. Generally, gain recognized on the disposition of such an investment is treated as ordinary income for U.S. federal income tax purposes to the extent of the accrued market discount, but each Fund may elect instead to currently include the amount of market discount as ordinary income even though such Fund does not receive payment of such amount at that time. Each Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivatives may also cause such Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Funds could be required at times to liquidate other investments in order to satisfy their distribution requirements, potentially increasing the amount of capital gain dividends made to shareholders.

Taxation of Certain Commodity-Linked Instruments

A Fund must derive at least 90% of its gross income from certain qualifying sources of income in order to qualify as a RIC under the Code. The ALPS/CoreCommodity Management CompleteCommodities Strategy Fund’s (“CompleteCommodities Strategy Fund”) seeks to gain exposure to the commodity markets primarily through investments in commodity index-linked notes.

The CompleteCommodities Strategy Fund intends to treat income derived from certain commodity-linked Funds as qualifying income for purposes of the RIC provisions of the Code. The tax treatment of income from commodity-linked derivatives is not certain under existing law and may be adversely affected by changes in legislation, regulations or other legally binding authority.

If the IRS were to determine that income derived from certain commodity-linked notes does not constitute qualifying income and if such positions were upheld, the CompleteCommodities Strategy Fund might cease to qualify as a RIC and/or might be required to reduce its exposure to such commodity-linked investments which might result in difficulty in implementing its investment strategy. If the CompleteCommodities Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income would be subject to tax at the fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the CompleteCommodities Strategy Fund may be

required to recognize unrealized gains, pay substantial taxes, pay substantial penalties and/or make payments of interest and make certain distributions.

Investment in a Subsidiary

The CompleteCommodities Strategy Fund also will seek to gain exposure to commodities markets by investing in the Subsidiary.

A foreign corporation, such as a Subsidiary, generally is not subject to U.S. federal income taxation on its business income unless it is engaged in, or deemed to be engaged in, a U.S. trade or business. It is expected that the Subsidiary will conduct its activities so as to satisfy the requirements of a safe-harbor set forth in the Code, under which the Subsidiary may engage in certain commodity-related investments without being treated as engaged in a U.S. trade or business. However, if the Subsidiary’s activities were determined not to be of the type described in the safe harbor, its activities may be subject to U.S. federal income taxation.

A foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to a U.S. withholding tax at a flat 30% rate (or lower treaty rate) on certain U.S. source gross income. No tax treaty is in force between the United States and the Cayman Islands that would reduce the 30% rate of withholding tax. However, it is not expected that the Subsidiary will derive income subject to U.S. withholding taxes.

The Subsidiary will be treated as a controlled foreign corporation (a “CFC”) for U.S. federal income tax purposes. As a result, the CompleteCommodities Strategy Fund must include in gross income for such purposes all of the Subsidiary’s “subpart F” income when the Subsidiary recognizes that income, whether or not the Subsidiary distributes such income to the CompleteCommodities Strategy Fund. It is expected that all of the Subsidiary’s income will be subpart F income. The CompleteCommodities Strategy Fund’s tax basis in the Subsidiary will be increased as a result of the CompleteCommodities Strategy Fund’s recognition of the Subsidiary’s subpart F income. The IRS has issued a proposed Treasury Regulations which, if finalized, would treat subpart F income from a CFC as non-qualifying income for a RIC except where the subsidiary distributes the income in the year that it is earned. To satisfy the requirements of the proposed Treasury Regulations, the Subsidiary intends to declare and distribute, no less than annually, a dividend to the CompleteCommodities Strategy Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of subpart F income generated by or expected to be generated by the Subsidiary’s investments during the taxable year. Such dividend distributions are expected to be “qualifying income” pursuant to Subchapter M of the Code.

Surtax on Net Investment Income

A surtax of 3.8% applies to net investment income of a taxpayer that is an individual, trust or estate which (in any case) recognizes gross income as adjusted in excess of a threshold amount for a year. Net investment income will include, among other types

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of income, ordinary income, dividend income and capital gain derived from investments in the Funds. For information regarding the surtax on net investment income, See the SAI under “TAXES – Surtax on Net Investment Income.”

Backup Withholding

The Funds are also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who does not furnish certain information and certifications to the Funds or who is otherwise subject to backup withholding. The backup withholding tax rate is 24% for tax years after 2017 and before 2026. For more information regarding backup withholding, see the SAI under “TAXES – Backup Withholding.”

Foreign Accounts

Shareholders that invest in a Fund through foreign accounts may be subject to a 30% withholding tax on: (1) income dividends paid by the Fund, and (2) certain capital gain distributions and the proceeds of a sale of Fund shares paid after December 31, 2018. This withholding tax generally may be avoided if the shareholder satisfies certain registration, certification and reporting requirements. For more information regarding withholding with respect to foreign accounts, see the SAI under “TAXES – Foreign Accounts.”

You should also consult with your tax advisor regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Funds.

Tax Cuts and Jobs Act

Congress has enacted far-reaching changes to the U.S. income tax laws. These changes may directly or indirectly affect investments in the Funds. See the SAI under “TAXES-Tax Cuts and Jobs Act.”

Tax Consequences Applicable to the ALPS | Kotak India Growth Fund

Investment into India from Mauritius

The ALPS | Kotak India Growth Fund may be invested fully or partially in the Portfolio. The Portfolio, which shall invest in the securities of Indian companies, is an entity formed in the Republic of Mauritius which has elected to be treated as a disregarded entity for U.S. federal income tax purposes. A disregarded entity is a separate legal entity that is treated as part of its owner for U.S. federal income tax purposes.

The taxation of the Portfolio in India shall be governed by the Act read with the provisions of the Treaty. As per Section 90(2) of the Act, the provisions of the Act would apply to the extent they are more beneficial than the provisions of the Treaty. In order for the Treaty provisions to apply, the Portfolio must be a tax resident of Mauritius and must obtain and provide a valid Mauritius tax residency certificate along with prescribed information, to the extent not already covered in the tax residency certificate.

The Treaty has been amended by the Protocol dated 10 May 2016. Under the revised Treaty, capital gains of a Mauritian resident company (like the Portfolio) will be subject to tax in India as specified below.

(i)For Investment made up to 31 March 2017

Capital gains arising to a Mauritian resident from the sale of shares of an Indian company will not be subject to tax in India.

(ii)For Investments made on or after 1 April 2017 and transferred / sold on or prior to 31 March 2019 (“Transition Period”)

Capital gains arising to a Mauritian resident from the sale of shares of an Indian company will be subject to tax in India at 50% of the applicable domestic tax rate in India, provided the affairs of the Mauritian resident company should not be considered to be arranged with the primary purpose of taking Treaty benefit (i.e. the Mauritian resident company should not be an entity with negligible or nil business operations or with no real and continuous business activity being carried out in Mauritius), and the Mauritian resident company should have a minimum expenditure on operations in Mauritius of at least Mauritian Rupees 1.5 million in the immediately preceding period of 12 months from the date the gains arise.

(iii)For Investment made on or after 1 April 2017 and transferred / sold on or after 1 April 2019

Capital gains arising to a Mauritian resident from the sale of shares of an Indian company will be subject to tax in India at 100% of the applicable domestic tax rate in India.

Under the revised Treaty, capital gains on sale of capital assets other than shares of an Indian company continue to be exempt from tax in India.

If the benefits of the Treaty (as relevant) are denied, gains derived by the Portfolio due to the sale of securities, may be subject to taxation in India at the applicable domestic tax rates.

For details relating to the taxation of Portfolio in India, please refer to the section entitled “Taxation” in the SAI.

The Act has clarified, by way of an amendment, that the securities held by an FPI shall be treated as ‘capital assets’ and any income earned therefrom shall be treated as ‘capital gains’. The Act was further amended by the Finance Act, 2016 to specifically provide that a foreign company shall not be subject to MAT if the country of residence of the foreign company has entered into a tax treaty with India, and such company does not have a permanent establishment in India in terms of the tax treaty.

The Portfolio will not be subject to levy of MAT on the income in the nature of capital gains arising from its investments in Indian securities in India.

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The following disclosure is being added in order to comply with Mauritius law. The Fund may be invested fully or partially in the Portfolio. The Portfolio has qualified to be authorized as an “Expert Fund” under the Regulations of the Mauritius Financial Services Commission. These Regulations provide that only “expert investors” may invest in the Expert Fund. An “expert investor” is an investor that makes an initial investment, for his own account, of not less than US $100,000 or is a sophisticated investor as defined in the Securities Act of 2005 or any similarly defined investor in any other securities legislation. Neither investors in the Portfolio nor investors in the Fund are protected by any statutory compensation arrangements in Mauritius in the event of the Portfolio or the Fund’s failure.

The Mauritius Financial Services Commission does not vouch for the financial soundness of the Portfolio or the ALPS | Kotak India Growth Fund or for the correctness of any statements made or opinions expressed with regard to it in any offering document or other similar document of the Portfolio or the ALPS | Kotak India Growth Fund.

Change in Structure of Fund Investments in Indian Securities

The Fund has procured registration with SEBI as a Category II FPI to invest in India directly. The Portfolio intends to gradually liquidate its investments from in Indian securities. It is expected that gradually, all the investments in Indian securities would be held directly by the Fund.

For investments made by the Fund directly in India or if the Fund chooses not to take any Treaty benefits for the investments made by the Portfolio, the Fund would be subject to tax in India at the applicable rate of domestic tax in India, subject to any relief available to the Fund under the India – US Tax Treaty.

Impact on Fund Shareholders

Taxes imposed by India on gains realized by the Fund could adversely affect the Fund’s performance.

A Fund shareholder may bear the economic burden of Indian capital gains tax imposed on appreciated securities sold by the Fund to fund redemptions of other shareholders. By contrast, a shareholder who redeems before the appreciated securities are sold could avoid the burden of those taxes.

Shareholders of the Fund who are U.S. persons (“U.S. shareholders”) may be ineligible to claim U.S. foreign tax credits for foreign taxes paid by the Fund. Even if a U.S. shareholder is eligible to claim the foreign tax credit for such taxes, limitations imposed by the Internal Revenue Code of 1986, as amended, would generally prevent a U.S. shareholder from using the foreign tax credit for taxes paid to India in respect of capital gains, Income and gains of the Fund for which a U.S. foreign tax credit is not available would be subject to two levels of tax – tax both at the Fund level in India and at the shareholder level in the United States.

FINANCIAL HIGHLIGHTS

Because Class A shares of the Fund had not commenced operations as of the date of this prospectus, this table details the financial performance of the Fund’s Investor Class shares, which are described in a separate prospectus. Because Class A shares have different expenses than Investor Class shares, financial results for Class A shares would have differed.

The financial highlights tables are intended to help you understand the Funds’ financial performance for each fiscal period shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP. Deloitte & Touche LLP’s report, along with the Funds’ financial statements and financial highlights, are included in the Funds’ annual report, which is available upon request by calling the Funds at 866.759.5679.

116	Prospectus | June 12, 2018

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

ALPS | Red Rocks Listed Private Equity Fund – Investor Class

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Net asset value, beginning of period	$6.29	$6.76	$6.61	$7.00		$6.05	$4.67
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.12	0.06	0.05	0.02		0.03	0.08
Net realized and unrealized gain/(loss)	1.74	(0.04)	0.34	(0.41)		1.37	1.39
Total from investment operations	1.86	0.02	0.39	(0.39)		1.40	1.47
DISTRIBUTIONS:
From net investment income	(0.10)	(0.22)	(0.22)	–		(0.45)	(0.09)
From net realized gains	–	(0.27)	(0.02)	–		–	–
Total distributions	(0.10)	(0.49)	(0.24)	–		(0.45)	(0.09)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)
Net increase/(decrease) in net asset value	1.76	(0.47)	0.15	(0.39)		0.95	1.38
Net asset value, end of year	$8.05	$6.29	$6.76	$6.61		$7.00	$6.05
TOTAL RETURN(d)	29.97%	0.76%	6.01%	(5.57)%		23.54%	31.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$55,538	$128,920	$193,561	$203,996		$205,727	$105,488
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.38%	1.47%	1.47%	1.59	%(f)	1.64%	1.53%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.38%	1.47%	1.47%	1.59	%(f)	1.64%	1.51%
Ratio of net investment income to average net assets(e)	1.63%	1.07%	0.72%	0.71	%(f)	0.46%	1.54%
Portfolio turnover rate(g)	31%	30%	37%	11%		40%	32%

(a)Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

(b)Calculated using the average shares method.

(c)Less than $0.005 or ($0.005) per share.

(d)Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.

(f)Annualized.

(g)Portfolio turnover rate for periods less than one full year have not been annualized.

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Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

ALPS | WMC Research Value Fund – Investor Class

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015(a)	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013(c)
Net asset value, beginning of period	$8.37	$11.57		$12.54	$11.92		$10.01	$8.42
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(d)	0.06	0.06		0.06	0.03		0.06	0.08
Net realized and unrealized gain	1.24	0.08		0.23	0.59		2.09	1.61
Total from investment operations	1.30	0.14		0.29	0.62		2.15	1.69
DISTRIBUTIONS:
From net investment income	(0.01)	(0.02)		(0.06)	–		(0.11)	(0.10)
From net realized gains	(0.26)	(3.32)		(1.20)	–		(0.13)	–
Total distributions	(0.27)	(3.34)		(1.26)	–		(0.24)	(0.10)
Net increase/(decrease) in net asset value	1.03	(3.20)		(0.97)	0.62		1.91	1.59
Net asset value, end of year	$9.40	$8.37		$11.57	$12.54		$11.92	$10.01
TOTAL RETURN(e)	15.81%	2.09%		2.57%	5.20%		21.70%	20.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$49,637	$49,814		$55,608	$59,628		$59,069	$50,142
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.51%	1.53%		1.49%	1.48	%(f)	1.47%	1.51%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%	1.15	%(g)	1.40%	1.40	%(f)	1.40%	1.40%
Ratio of net investment income to average net assets	0.62%	0.66%		0.53%	0.48	%(f)	0.52%	0.95%
Portfolio turnover rate(h)	70%	78%		114%	13%		19%	34%

(a)Effective February 28, 2015 the Fund changed its name from the ALPS | WMC Disciplined Value Fund to the ALPS | WMC Research Value Fund.

(b)Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

(c)Prior to August 31, 2012, the ALPS | WMC Disciplined Value Fund was known as the ALPS | WMC Value Intersection Fund.

(d)Calculated using the average shares method.

(e)Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)Annualized.

(g)Effective November 1, 2015 the contractual expense limitation changed from 1.40% to 1.15%.

(h)Portfolio turnover rate for periods less than one full year have not been annualized.

118	Prospectus | June 12, 2018

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

Clough China Fund – Investor Class

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Net asset value, beginning of period	$21.07	$21.74	$23.50	$20.72		$21.45	$18.43
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.08	0.04	0.12	0.45		0.12	0.15
Net realized and unrealized gain/(loss)	6.09	(0.40)	(0.92)	2.33		(0.69)	2.90
Total from investment operations	6.17	(0.36)	(0.80)	2.78		(0.57)	3.05
DISTRIBUTIONS:
From net investment income	(0.02)	(0.31)	(0.50)	–		(0.17)	(0.03)
From net realized gains	–	–	(0.46)	–		–	–
Total distributions	(0.02)	(0.31)	(0.96)	–		(0.17)	(0.03)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–	0.00 (c)	0.00 (c)	0.00	(c)	0.01	0.00 (c)
Net increase/(decrease) in net asset value	6.15	(0.67)	(1.76)	2.78		(0.73)	3.02
Net asset value, end of year	$27.22	$21.07	$21.74	$23.50		$20.72	$21.45
TOTAL RETURN(d)	29.32%	(1.61)%	(3.49)%	13.42%		(2.69)%	16.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$17,523	$18,358	$25,276	$30,526		$31,164	$32,709
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.05%	2.04%	1.98%	2.06	%(e)	2.06%	2.14%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.95%	1.95%	1.95%	1.95	%(e)	1.95%	1.95%
Ratio of net investment income to average net assets	0.34%	0.18%	0.50%	3.96	%(e)	0.55%	0.78%
Portfolio turnover rate(f)	71%	126%	193%	76%		232%	221%

 (a)Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

(b)Calculated using the average shares method.

(c)Less than $0.005 or ($0.005) per share.

(d)Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)Annualized.

(f)Portfolio turnover rate for periods less than one full year have not been annualized.

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Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund – Investor Class

	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016		For the Year Ended October 31, 2015		For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014		For the Year Ended April 30, 2013(b)
Net asset value, beginning of period(c)	$7.29		$7.15		$9.56		$10.87		$10.40		$11.18
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(d)	(0.01	)(e)	(0.03	)(e)	(0.09	)(e)	0.00	(e)(f)	(0.06	)(e)	(0.03	)(e)
Net realized and unrealized gain/(loss)	0.36		0.17		(2.32)		(1.31)		0.53		(0.69)
Total from investment operations	0.35		0.14		(2.41)		(1.31)		0.47		(0.72)
DISTRIBUTIONS:
From net investment income	(0.00	)(f)	–		–		–		–		–
Tax return of capital	–		–		–		–		–		(0.06)
Total distributions	(0.00	)(f)	–		–		–		–		(0.06)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(f)	0.00	(f)	0.00	(f)	0.00	(f)	0.00	(f)	0.00	(f)
Net increase/(decrease) in net asset value	0.35		0.14		(2.41)		(1.31)		0.47		(0.78)
Net asset value, end of year	$7.64		$7.29		$7.15		$9.56		$10.87		$10.40
TOTAL RETURN(g)	4.85%		1.96%		(25.21)%		(12.05)%		4.52%		(6.44)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$47,845		$29,468		$30,085		$39,971		$112,562		$104,234
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.38%		1.41%		1.47%		1.46	%(h)	1.50%		1.50%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.38%		1.41%		1.45%		1.45	%(h)	1.45%		1.40%
Ratio of net investment income/(loss) to average net assets	(0.10)%		(0.48)%		(1.12)%		0.09	%(h)	(0.60)%		(0.30)%
Portfolio turnover rate(i)	66%		50%		52%		12%		28%		117%

(a)Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

(b)Prior to April 30, 2013 the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund was known as the Jefferies Asset Management Commodity Strategy Allocation Fund.

(c)Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).

(d)Calculated using the average shares method.

(e)The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(f)Less than $0.005 or ($0.005) per share.

(g)Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(h)Annualized.

(i)Portfolio turnover rate for periods less than one full year have not been annualized.

120	Prospectus | June 12, 2018

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

RiverFront Asset Allocation Aggressive – Investor Class

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Net asset value, beginning of period	$13.54	$13.95	$15.44	$15.26		$14.89	$13.37
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.16	0.23	0.24	0.08		0.12	0.17
Net realized and unrealized gain/(loss)	2.76	(0.31)	(0.04)	0.10		1.88	1.57
Total from investment operations	2.92	(0.08)	0.20	0.18		2.00	1.74
DISTRIBUTIONS:
From net investment income	(0.19)	(0.20)	(0.25)	–		(0.12)	(0.22)
From net realized gains	–	(0.13)	(1.44)	–		(1.51)	–
Total distributions	(0.19)	(0.33)	(1.69)	–		(1.63)	(0.22)
Net increase/(decrease) in net asset value	2.73	(0.41)	(1.49)	0.18		0.37	1.52
Net asset value, end of year	$16.27	$13.54	$13.95	$15.44		$15.26	$14.89
TOTAL RETURN(c)	21.81%	(0.57)%	1.34%	1.18%		13.66%	13.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$8,935	$9,618	$18,308	$16,694		$16,440	$8,525
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.45%	1.40%	1.38%	1.38	%(d)	1.40%	1.49%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.15%	1.15%	1.15%	1.15	%(d)	1.15%	0.98%
Ratio of net investment income to average net assets	1.09%	1.77%	1.67%	1.08	%(d)	0.76%	1.23%
Portfolio turnover rate(f)	60%	113%	71%	48%		85%	113%

 (a)Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

(b)Calculated using the average shares method.

(c)Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)Annualized.

(e)Prior to January 1, 2013, all acquired fund fees were reimbursed.

(f)Portfolio turnover rate for periods less than one full year have not been annualized.

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Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

RiverFront Asset Allocation Growth – Investor Class

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Net asset value, beginning of period	$11.91	$12.20	$13.14	$12.97		$11.93	$10.86
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.15	0.21	0.22	0.08		0.10	0.15
Net realized and unrealized gain/(loss)	2.23	(0.32)	(0.06)	0.09		1.36	1.08
Total from investment operations	2.38	(0.11)	0.16	0.17		1.46	1.23
DISTRIBUTIONS:
From net investment income	(0.17)	(0.14)	(0.21)	–		(0.09)	(0.16)
From net realized gains	–	(0.04)	(0.89)	–		(0.33)	–
Total distributions	(0.17)	(0.18)	(1.10)	–		(0.42)	(0.16)
Net increase/(decrease) in net asset value	2.21	(0.29)	(0.94)	0.17		1.04	1.07
Net asset value, end of year	$14.12	$11.91	$12.20	$13.14		$12.97	$11.93
TOTAL RETURN(c)	20.22%	(0.88)%	1.23%	1.31%		12.32%	11.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$7,452	$6,467	$8,456	$8,372		$9,098	$8,244
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.52%	1.45%	1.43%	1.50	%(d)	1.51%	1.68%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%	1.15%	1.15%	1.15	%(d)	1.15%	1.19	%(e)
Ratio of net investment income to average net assets	1.14%	1.78%	1.71%	1.21	%(d)	0.83%	1.32%
Portfolio turnover rate(f)	56%	124%	71%	47%		95%	113%

(a)Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

(b)Calculated using the average shares method.

(c)Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)Annualized.

(e)Contractual expense limitation change from 1.05% to 0.90% effective September 1, 2012.

(f)Portfolio turnover rate for periods less than one full year have not been annualized.

122	Prospectus | June 12, 2018

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

RiverFront Asset Allocation Growth & Income – Investor Class

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Net asset value, beginning of period	$12.38	$12.63		$13.10	$12.97		$12.24	$11.24
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.17	0.21		0.25	0.09		0.17	0.25
Net realized and unrealized gain/(loss)	2.09	(0.00	)(c)	(0.04)	0.13		1.17	0.99
Total from investment operations	2.26	0.21		0.21	0.22		1.34	1.24
DISTRIBUTIONS:
From net investment income	(0.16)	(0.21)		(0.22)	(0.09)		(0.17)	(0.24)
From net realized gains	–	(0.25)		(0.46)	–		(0.44)	–
Total distributions	(0.16)	(0.46)		(0.68)	(0.09)		(0.61)	(0.24)
Net increase/(decrease) in net asset value	2.10	(0.25)		(0.47)	0.13		0.73	1.00
Net asset value, end of year	$14.48	$12.38		$12.63	$13.10		$12.97	$12.24
TOTAL RETURN(d)	18.37%	1.80%		1.64%	1.66%		11.15%	11.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$19,123	$20,227		$19,769	$17,275		$15,374	$8,087
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.37%	1.35%		1.35%	1.39	%(e)	1.42%	1.58%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%	1.15%		1.15%	1.15	%(e)	1.15%	1.20	%(f)
Ratio of net investment income to average net assets	1.24%	1.74%		1.98%	1.33	%(e)	1.38%	2.17%
Portfolio turnover rate(g)	63%	129%		75%	45%		99%	136%

(a)Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

(b)Calculated using the average shares method.

(c)Less than $0.005 or ($0.005) per share.

(d)Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)Annualized.

(f)Contractual expense limitation change from 1.05% to 0.90% effective September 1, 2012.

(g)Portfolio turnover rate for periods less than one full year have not been annualized.

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Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

RiverFront Asset Allocation Moderate – Investor Class

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Net asset value, beginning of period	$11.22	$11.48	$12.15	$11.99		$11.66	$10.96
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.18	0.21	0.23	0.09		0.16	0.24
Net realized and unrealized gain/(loss)	1.23	(0.01)	(0.06)	0.16		0.89	0.69
Total from investment operations	1.41	0.20	0.17	0.25		1.05	0.93
DISTRIBUTIONS:
From net investment income	(0.16)	(0.21)	(0.20)	(0.09)		(0.16)	(0.23)
From net realized gains	–	(0.25)	(0.64)	–		(0.56)	–
Total distributions	(0.16)	(0.46)	(0.84)	(0.09)		(0.72)	(0.23)
Net increase/(decrease) in net asset value	1.25	(0.26)	(0.67)	0.16		0.33	0.70
Net asset value, end of year	$12.47	$11.22	$11.48	$12.15		$11.99	$11.66
TOTAL RETURN(c)	12.67%	1.81%	1.33%	2.12%		9.16%	8.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$13,311	$22,679	$24,402	$27,598		$31,033	$29,066
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.33%	1.31%	1.30%	1.31	%(d)	1.32%	1.40%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%	1.15%	1.15%	1.15	%(d)	1.15%	1.19	%(e)
Ratio of net investment income to average net assets	1.49%	1.87%	1.97%	1.54	%(d)	1.35%	2.17%
Portfolio turnover rate(f)	56%	132%	110%	42%		98%	108%

(a)Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

(b)Calculated using the average shares method.

(c)Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)Annualized.

(e)Contractual expense limitation change from 1.05% to 0.90% effective September 1, 2012.

(f)Portfolio turnover rate for periods less than one full year have not been annualized.

124	Prospectus | June 12, 2018

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

RiverFront Asset Allocation Income & Growth – Investor Class

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Period September 4, 2012 (Commencement) to April 30, 2013
Net asset value, beginning of period	$10.53	$10.46	$10.86	$10.83		$10.48	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.16	0.18	0.18	0.07		0.13	0.09
Net realized and unrealized gain/(loss)	0.71	0.07	(0.14)	0.04		0.53	0.48
Total from investment operations	0.87	0.25	0.04	0.11		0.66	0.57
DISTRIBUTIONS:
From net investment income	(0.15)	(0.16)	(0.15)	(0.08)		(0.12)	(0.09)
From net realized gains	–	(0.02)	(0.29)	–		(0.19)	–
Total distributions	(0.15)	(0.18)	(0.44)	(0.08)		(0.31)	(0.09)
Net increase/(decrease) in net asset value	0.72	0.07	(0.40)	0.03		0.35	0.48
Net asset value, end of year	$11.25	$10.53	$10.46	$10.86		$10.83	$10.48
TOTAL RETURN(c)	8.33%	2.47%	0.40%	0.98%		6.35%	5.72%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,133	$1,037	$1,038	$1,089		$1,101	$607
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.98%	1.84%	2.06%	2.39	%(d)	2.94%	5.65	%(d)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%	1.15%	1.15%	1.15	%(d)	1.15%	1.15	%(d)(e)
Ratio of net investment income to average net assets	1.44%	1.68%	1.74%	1.22	%(d)	1.27%	1.37	%(d)(e)
Portfolio turnover rate(f)	63%	137%	186%	34%		125%	73%

(a)Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

(b)Calculated using the average shares method.

(c)Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)Annualized.

(e)Expense ratios before reductions for startup periods may not be representative of longer term operating periods.

(f)Portfolio turnover rate for periods less than one full year have not been annualized.

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Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

ALPS | Kotak India Growth Fund – Investor Class

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Net asset value, beginning of period(b)	$12.32	$12.57	$13.20	$9.99		$9.47	$8.22
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	(0.10)	(0.09)	(0.14)	0.01		(0.02)	(0.07)
Net realized and unrealized gain	2.45	1.45	0.06	3.20		0.54	1.32
Total from investment operations	2.35	1.36	(0.08)	3.21		0.52	1.25
DISTRIBUTIONS:
From net investment income	–	–	(0.17)	–		–	–
From net realized gains	(0.14)	(1.61)	(0.38)	–		–	–
Total distributions	(0.14)	(1.61)	(0.55)	–		–	–
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00 (d)	0.00 (d)	0.00 (d)	0.00	(d)	0.00 (d)	0.00 (d)
Net increase/(decrease) in net asset value	2.21	(0.25)	(0.63)	3.21		0.52	1.25
Net asset value, end of year	$14.53	$12.32	$12.57	$13.20		$9.99	$9.47
TOTAL RETURN(e)	19.45%	13.31%	(0.65)%	32.13%		5.49%	15.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$9,538	$5,772	$5,906	$5,536		$5,211	$4,681
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.95%	3.83%	3.51%	4.92	%(f)	6.51%	7.99%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90%	1.90%	1.96%	1.90	%(f)	1.88%	2.00%
Ratio of net investment income/(loss) to average net assets	(0.74)%	(0.86)%	(1.03)%	0.19	%(f)	(0.27)%	(0.82)%
Portfolio turnover rate(g)	30%	23%	58%	28%		65%	93%

(a)Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

(b)Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).

(c)Calculated using the average shares method.

(d)Less than $0.005 or ($0.005) per share.

(e)Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)Annualized.

(g)Portfolio turnover rate for periods less than one full year have not been annualized.

126	Prospectus | June 12, 2018

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

ALPS | Metis Global Micro Cap Value Fund – Investor Class

	For the Year Ended October 31, 2017(a)	For the Period December 24, 2015 (Commencement) to October 31, 2016
Net asset value, beginning of period	$11.48	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.03	0.11
Net realized and unrealized gain	1.84	1.36
Total from investment operations	1.87	1.47
DISTRIBUTIONS:
From net investment income	(0.15)	–
From net realized gains	(0.51)	–
Total distributions	(0.66)	–
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00 (c)	0.01
Net increase in net asset value	1.21	1.48
Net asset value, end of year	$12.69	$11.48
TOTAL RETURN(d)	16.93%	14.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$4,355	$820
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.82%	4.47	%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.08%	2.10	%(e)
Ratio of net investment income to average net assets	0.22%	1.12	%(e)
Portfolio turnover rate(f)	61%	77%

(a)Prior to February 28, 2017 the fund was known as ALPS | Metis Global Micro Cap Fund.

(b)Calculated using the average shares method.

(c)Less than $0.005 or ($0.005) per share.

(d)Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)Annualized.

(f)Portfolio turnover rate for periods less than one full year have not been annualized.

www.alpsfunds.com	A-1

Appendix A – Intermediary Sales Charge Waivers and Discounts

The following information is provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”):

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

*****

Effective June 12, 2018, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following categories of load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

The following information is provided by Morgan Stanley Smith Barney, LLC (“Morgan Stanley”):

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

A-2	Prospectus | June 12, 2018

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•Shares purchased through a Morgan Stanley self-directed brokerage account

•Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

(Investment Company Act file no. 811-8194)

ADDITIONAL INFORMATION ABOUT EACH FUND

Shareholder Reports

Annual and semi-annual reports to shareholders provide additional information about each Fund’s investments. These reports discuss the market conditions and investment strategies that signifi cantly affected a Fund’s performance during its last fi scal year.

Statement of Additional Information

The statement of additional information provides more detailed information about each Fund. It is incorporated by reference into (is legally a part of) this Prospectus.

Each Fund sends only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

How to Obtain Additional Information

You can obtain shareholder reports or the statement of additional information (without charge), make inquiries or request other information about a Fund by contacting the Transfer Agent at 866.759.5679, by writing the Fund at P.O. on a Fund’s website at www.alpsfunds.com.

You can also review a Fund’s shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can get copies of these materials after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the public reference room may be obtained by calling 202.551.8090. You can get the same reports and information free from the EDGAR Database on the Commission’s Internet web site at http://www.sec.gov.

If someone makes a statement about a Fund that is not in this Prospectus, you should not rely upon that information. Neither any Fund nor the Distributor is offering to sell shares of a Fund to any person to whom that Fund may not lawfully sell its shares.

STATEMENT OF ADDITIONAL INFORMATION

June 12, 2018

Name of Fund
Class A*
ALPS | Red Rocks Listed Private Equity Fund	LPFAX
ALPS | WMC Research Value Fund	AMWAX
Clough China Fund	CHCAX
ALPS | CoreCommodity Management CompleteCommodities Strategy Fund	JCCSX
RiverFront Asset Allocation Aggressive**	RLAAX
RiverFront Asset Allocation Growth**	RMBAX
RiverFront Asset Allocation Growth & Income**	RAGIX
RiverFront Asset Allocation Moderate**	RMOAX
RiverFront Asset Allocation Income & Growth**	RCCAX
ALPS | Kotak India Growth Fund	INAAX
ALPS | Metis Global Micro Cap Value Fund	MEAAX

*     Effective June 12, Class A shares commenced operations.

**	Effective February 28, 2018, the RiverFront Global Growth Fund changed its name to the RiverFront Asset Allocation Aggressive, the RiverFront Global Allocation Fund changed its name to the RiverFront Asset Allocation Growth, the RiverFront Dynamic Equity Income Fund changed its name to the RiverFront Asset Allocation Growth & Income, the RiverFront Moderate Growth & Income Fund changed its name to the RiverFront Asset Allocation Moderate, and the RiverFront Conservative Income Builder Fund changed its name to the RiverFront Asset Allocation Income & Growth.

P.O. Box 44386

Denver, CO 80201

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectuses for Class A Shares (the “Shares”) of the Funds listed above, each of which is a separate series of Financial Investors Trust, a Delaware statutory trust (the “Trust”). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. ALPS Advisors, Inc. (“ALPS Advisors”) is the investment adviser of each Fund. Certain Funds do not offer all classes of the Shares.

This Statement of Additional Information (“SAI”) is not a prospectus and is only authorized for distribution when preceded or accompanied by the Funds’ current prospectus dated June 12, 2018 as supplemented from time to time (the “Prospectus”). This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing the Funds at the address listed above, or by calling the Funds’ transfer agent at 866.759.5679. The Funds’ most recent Annual Report is incorporated by reference into this SAI and can be obtained free of charge, by calling the toll-free number printed above.

CLASSIFICATION, INVESTMENT OBJECTIVES AND POLICIES

Financial Investors Trust

This Statement of Additional Information (the “SAI”) includes information about eleven series of the Trust. Each Fund is a series of the Trust, an open-end, management investment company organized as a Delaware statutory trust on November 30, 1993.

On August 29, 2009, as a result of the reorganization of the Activa Value Fund into the ALPS/WMC Disciplined Value Fund, the ALPS/WMC Disciplined Value Fund assumed the assets and liabilities of the Activa Value Fund (the “Activa Predecessor Fund”). For this reason, certain historical information contained in this SAI for periods prior to August 29, 2009 is that of the Activa Predecessor Fund. The ALPS | WMC Disciplined Value Fund’s name was changed to ALPS | WMC Research Value Fund effective February 28, 2015.

On January 15, 2010, as a result of the reorganization of the Old Mutual China Fund into the Clough China Fund, the Clough China Fund assumed the assets and liabilities of the Old Mutual China Fund (the “China Predecessor Fund”). For this reason certain historical information contained in this SAI for periods prior to January 15, 2010 is that of the China Predecessor Fund.

On September 27, 2010, as a result of the reorganization of the Baird Funds, Inc. – Long-Term Growth Fund into the RiverFront Asset Allocation Aggressive (formerly, the RiverFront Global Growth Fund), the RiverFront Asset Allocation Aggressive assumed the assets and liabilities of the Baird Funds, Inc. – Long-Term Growth Fund (the “RiverFront Predecessor Fund”). For this reason, certain historical information contained in this SAI for periods prior to September 27, 2010 is that of the RiverFront Predecessor Fund.

Classification

The Investment Company Act of 1940, as amended (the “1940 Act”), classifies mutual funds as either diversified or non-diversified. The ALPS/Red Rocks Listed Private Equity Fund, ALPS/WMC Research Value Fund, ALPS | CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Asset Allocation Aggressive, RiverFront Asset Allocation Growth, RiverFront Asset Allocation Growth & Income, RiverFront Asset Allocation Moderate and RiverFront Asset Allocation Income & Growth (together the “RiverFront Funds”), ALPS | Kotak India Growth Fund and ALPS/Metis Global Micro Cap Value Fund are classified as diversified. The Clough China Fund is classified as non-diversified.

What are the Funds’ Investment Objectives?

●	The ALPS | Red Rocks Listed Private Equity Fund seeks to maximize total return, which consists of appreciation on its investments and a variable income stream.

●	The ALPS | WMC Research Value Fund seeks long-term capital appreciation. Dividend income may be a factor in portfolio selection but is secondary to the Fund’s principal objective.

●	The Clough China Fund seeks to provide investors with long-term capital appreciation.

●	The ALPS | CoreCommodity Management CompleteCommodities Strategy Fund seeks to maximize real returns (returns after inflation), consistent with prudent investment management.

●	The RiverFront Asset Allocation Aggressive seeks to achieve long term capital appreciation.

●	The RiverFront Asset Allocation Growth seeks to provide high total investment return.

●	The RiverFront Asset Allocation Growth & Income seeks to achieve long-term growth and income.

●	The RiverFront Asset Allocation Moderate’s primary investment objective is to seek to provide (1) a level of current income that exceeds the average yield on U.S. stocks and (2) growth of capital.

●	The RiverFront Asset Allocation Income & Growth seeks to provide current income and potential for that income to grow over time.

●	The ALPS | Kotak India Growth Fund’s investment goal is long-term capital appreciation.

●	The ALPS | Metis Global Micro Cap Value Fund seeks to provide long-term growth of capital.

While there is no assurance that a Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

Each Fund’s Board of Trustees (the “Board”) may change this objective or the Fund’s principal investment strategies without a shareholder vote. Each Fund will notify you in writing at least sixty (60) days before making any such change. If there is a material change to a Fund’s objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

What are each Fund’s Principal Investment Strategies?

ALPS | Red Rocks Listed Private Equity Fund

The Fund seeks to maximize total return, which consists of appreciation on its investments and a variable income stream. To achieve its objective, the Fund will invest at least 80% of its assets, plus any borrowings for investment purposes, in (i) securities of U.S. and non-U.S. companies, including those in emerging markets, listed on a national securities exchange, or foreign equivalent, that have a majority of their assets invested in or exposed to private companies or have as their stated intention to have a majority of their assets invested in or exposed to private companies (“Listed Private Equity Companies”), and (ii) derivatives, including options, futures, forwards, swap agreements and participation notes, that otherwise have the economic characteristics of Listed Private Equity Companies. Although the Fund does not invest directly in private companies, it will be managed with a similar approach: identifying and investing in long-term, high-quality Listed Private Equity Companies.

The selection of Listed Private Equity Companies for the Fund, and their respective weightings within the Fund, is made pursuant to Red Rocks Capital LLC’s, the Fund’s sub-adviser (“Red Rocks” or the “Sub-Adviser”) proprietary selection methodology and is based upon a variety of criteria, including: valuation metrics and methodology, financial data, historical performance, management, portfolio concentration, liquidity, and the need for diversification within the Fund’s underlying assets (i.e., industry sectors, geographic locations, stage of investment and the year in which the private equity firm or fund makes a commitment or an investment in a fund, asset or business (“vintage year”)). The Fund’s portfolio may be adjusted from time to time.

ALPS | WMC Research Value Fund

The Fund invests primarily in common stocks of U.S. companies that the Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management” or the “Sub-Adviser”), believes are undervalued by the marketplace. Income may be a factor in portfolio selection but is secondary to the principal objective. The Fund’s policy is to invest in a broadly diversified portfolio and not to concentrate investments in a particular industry or group of industries.

Clough China Fund

The Fund is sub-advised by Clough Capital Partners LP (“Clough Capital” or the “Sub-Adviser”). The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that:

●	are organized under the laws of China, Hong Kong or Taiwan;

●	are primarily traded on the China, Hong Kong or Taiwan exchanges; or

●	derive at least 50% of their revenues from business activities in China, Hong Kong or Taiwan, but which are listed and traded elsewhere.

ALPS | CoreCommodity Management CompleteCommodities Strategy Fund

The Fund is sub-advised by CoreCommodity Management, LLC (“CoreCommodity” or the “Sub-Adviser”). The Fund seeks to achieve its investment objective by investing, under normal circumstances, directly or indirectly in a combination of commodity-related equity securities (“Commodity Equity Investments”) and commodity futures-linked derivative instruments (“Commodity Investments”) and thereby obtaining exposure to the commodity markets. CompleteCommodities®, as developed by the Sub-Adviser, is an investment approach that actively combines Commodity Investments and Commodity Equity Investments.

●	Commodity Investments are investments in commodity futures contracts, commodity swaps, options on commodity futures, commodity-linked notes and may at times include direct or indirect investments in physical commodities.

●	Commodity Equity Investments are generally investments in companies primarily engaged in the production and distribution of commodities and commodity-related products.

RiverFront Asset Allocation Aggressive

The Fund is sub-advised by RiverFront Investment Group, LLC (“RiverFront”). The Adviser and RiverFront seek to achieve the Fund’s investment objective by strategically investing in, and tactically adjusting allocations to, exchange-traded funds (ETFs) that, under normal market conditions, are expected to primarily consist of ETFs sub-advised by RiverFront (“RiverFront ETFs”). The Fund also seeks, under normal market conditions, a target asset allocation, on a look-through basis, of 100% to equities and 0% to fixed-income securities, subject to the variations described below. The Fund’s strategic allocation refers to the Sub-Adviser’s long-term, macro-view targeted allocation of asset class exposure that takes into consideration the Fund’s particular investment objective and risk limitations. The Fund’s tactical adjustments refer to the Sub-Adviser’s periodic (typically quarterly, under normal circumstances) modifications of the Fund’s allocation in response to prevailing market conditions, to seek to emphasize asset classes that have positive momentum.

The Fund is designed to meet investor needs for a diversified portfolio solution with a defined risk objective of long-term growth through a fully managed investment policy utilizing primarily RiverFront ETFs that collectively feature a mix of exposure to equity securities and debt securities (with a strong emphasis on the former) of both United States and foreign issuers, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Variations of up to 20% in the target asset allocation between equities and fixed income securities are permitted. Therefore, under normal conditions, the equity/fixed income allocation in the Fund may be up to 80%/20% instead of the 100%/0% target. The portfolio is built around a strategic allocation which allocates the portfolio’s investments into large, small, and mid-cap equities and which may include international equities (including emerging markets). During periods of heightened market uncertainty the Fund may hold fixed income RiverFront ETFs. The fixed income ETFs included in the portfolio may hold fixed income instruments of any credit quality, including “junk” bonds, and of any duration. Duration is a weighted measure of a bond’s maturity, which takes into account interest payments that will occur throughout the life of the bond. In general, the longer the bond’s duration, the more its price will drop as interest rates go up. RiverFront may tactically depart from the targeted allocations when certain sectors appear to be over- or under-valued. The equity issuers to which the Fund will have exposure may be issuers of any market capitalization.

The Sub-Adviser researches and implements its fundamental and technical disciplines on a global basis, without focusing on any one particular geographic region or segment. In addition, the investment universe of certain of the RiverFront ETFs in which the Fund invests corresponds with the companies contained in the MSCI ACWI index, which presently includes issuers from 23 developed and 24 emerging markets.

RiverFront Asset Allocation Growth

The Fund is sub-advised by RiverFront. The Adviser and RiverFront seek to achieve the Fund’s investment objective by strategically investing in, and tactically adjusting allocations to, exchange-traded funds (ETFs) that, under normal market conditions, are expected to primarily consist of RiverFront ETFs. The Fund also seeks, under normal market conditions, a target asset allocation, on a look-through basis, of 80% to equities and 20% to fixed-income securities, subject to the variations described below. The Fund’s strategic allocation refers to the Sub-Adviser’s long-term, macro-view targeted allocation of asset class exposure that takes into consideration the Fund’s particular investment objective and risk limitations. The Fund’s tactical adjustments refer to the Sub-Adviser’s periodic (typically quarterly, under normal circumstances) modifications of the Fund’s allocation in response to prevailing market conditions, to seek to emphasize asset classes that have positive momentum.

The Fund is designed to meet investor needs for a diversified portfolio solution with a defined risk objective of growth through a fully managed investment policy utilizing primarily RiverFront ETFs that collectively feature a mix of exposure to equity securities and debt securities (with a strong emphasis on the former) of both United States and foreign issuers, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Variations of up to 20% in the target asset allocation between equities and fixed income securities are permitted. Therefore, under normal conditions, the equity/fixed income allocation in the Fund may range from 60%/40% to 100%/0% instead of the 80%/20% target. The Fund’s portfolio is typically built around a long-term strategic allocation which divides the Fund’s investments into large cap, small cap, mid-cap equities; international equities (including emerging markets); and fixed income securities. The Fund will normally feature a larger allocation to equity ETFs and a smaller allocation to fixed income ETFs. The fixed income ETFs included in the portfolio may hold fixed income instruments of any credit quality, including “junk” bonds, and of any duration. Duration is a weighted measure of a bond’s maturity, which takes into account interest payments that will occur throughout the life of the bond. In general, the longer the bond’s duration, the more its price will drop as interest rates go up. RiverFront may tactically depart from the targeted allocations when certain sectors appear to be over- or under-valued. The equity issuers to which the Fund will have exposure may be issuers of any market capitalization.

The Sub-Adviser researches and implements its fundamental and technical disciplines on a global basis, without focusing on any one particular geographic region or segment. In addition, the investment universe of certain of the RiverFront ETFs in which the Fund invests corresponds with the companies contained in the MSCI ACWI index, which presently includes issuers from 23 developed and 24 emerging markets.

RiverFront Asset Allocation Growth & Income

The Fund is sub-advised by RiverFront. The Adviser and RiverFront seek to achieve the Fund’s investment objective by strategically investing in, and tactically adjusting allocations to, exchange-traded funds (ETFs) that, under normal market conditions, are expected to primarily consist of RiverFront ETFs. The Fund also seeks, under normal market conditions, a target asset allocation, on a look-through basis, of 70% to equities and 30% to fixed-income securities, subject to the variations described below. The Fund’s strategic allocation refers to the Sub-Adviser’s long-term, macro-view targeted allocation of asset class exposure that takes into consideration the Fund’s particular investment objective and risk limitations. The Fund’s tactical adjustments refer to the Sub-Adviser’s periodic (typically quarterly, under normal circumstances) modifications of the Fund’s allocation in response to prevailing market conditions, to seek to emphasize asset classes that have positive momentum.

The Fund is designed for investors seeking current income and the potential for their income level to grow over time, while also seeking to manage risk through a combination of capital appreciation and rising dividend payments that exceeds the average yield on global equities generally. The Fund will typically have a substantial allocation to those ETFs which have exposure to dividend paying stocks; therefore, investors in this Fund should be able to assume a certain degree of portfolio volatility. Variations of up to 20% in the target asset allocation between equities and fixed income securities are permitted. Therefore, under normal conditions, the equity/fixed income allocation in the Fund may range from 50%/50% to 90%/10% instead of the 70%/30% target. The Fund is expected to invest between 50% and 90% of its assets primarily in RiverFront ETFs with exposure to a globally diversified basket of equities (which may include securities of issuers located in emerging markets). The balance of the Fund is expected to be invested primarily in various other income-paying RiverFront ETFs, the assets of which may include corporate debt. The fixed income ETFs included in the portfolio may hold fixed income instruments of any credit quality, including “junk” bonds, and of any duration. Duration is a weighted measure of the length of time a bond will pay out and takes into account interest payments that occur throughout the course of holding the bond. In general, the longer the bond’s duration, the more its price will drop as interest rates go up. RiverFront may tactically depart from the targeted allocations when certain sectors appear to be over- or under-valued. The equity issuers to which the Fund will have exposure may be issuers of any market capitalization.

RiverFront Asset Allocation Moderate

The Fund is sub-advised by RiverFront. The Adviser and RiverFront seek to achieve the Fund’s investment objective by strategically investing in, and tactically adjusting allocations to, exchange-traded funds (ETFs) that, under normal market conditions, are expected to primarily consist of RiverFront ETFs. The Fund also seeks, under normal market conditions, a target asset allocation, on a look-through basis, of 50% to equities and 50% to fixed-income securities, subject to the variations described below. The Fund’s strategic allocation refers to the Sub-Adviser’s long-term, macro-view targeted allocation of asset class exposure that takes into consideration the Fund’s particular investment objective and risk limitations. The Fund’s tactical adjustments refer to the Sub-Adviser’s periodic (typically quarterly, under normal circumstances) modifications of the Fund’s allocation in response to prevailing market conditions, to seek to emphasize asset classes that have positive momentum.

The Fund is designed for investors seeking current income and the potential for increased income over time by providing exposure to both equity and fixed income investments consistent with a level of risk that the Sub-Adviser believes would typically be appropriate for the diverse needs of groups of employee retirement plan participants as a whole. Variations of up to 20% in the target asset allocation between equities and fixed income securities are permitted. Therefore, under normal conditions, the equity/fixed income allocation in the Fund may range from 30%/70% to 70%/30% instead of the 50%/50% target. The Fund is expected to invest between 30% and 70% of its net assets to ETFs with exposure to a globally diversified basket of equities. Special focus will be placed on identifying and investing in RiverFront ETFs that invest in dividend paying equity securities. The balance of the Fund’s assets (typically between 70% and 30%) is expected to be invested primarily in ETFs with exposure to corporate debt securities and which receive, and pay, income from such securities. The fixed income ETFs included in the portfolio may hold fixed income instruments of any credit quality, including “junk” bonds, and of any duration. Duration is a weighted measure of a bond’s maturity, which takes into account interest payments that will occur throughout the life of the bond. In general, the longer the bond’s duration, the more its price will drop as interest rates go up. The equity issuers to which the Fund will have exposure may be issuers of any market capitalization.

The Fund’s allocations to the various global equity and debt markets (which may include exposure to securities of issuers in emerging markets) will generally be determined by RiverFront’s assessment of the growth potential presented by these markets, with the relative attractiveness of the market from a valuation perspective being a primary determinant of growth potential. RiverFront may tactically depart from the targeted allocations when certain sectors appear to be over or under-valued. These strategies may result in high portfolio turnover and portfolio volatility. The Fund seeks to avoid what it regards as prolonged overemphasis in any particular asset class while balancing the ability to adjust allocations in response to momentum shifts.

RiverFront Asset Allocation Income & Growth

The Fund is sub-advised by RiverFront. The Adviser and RiverFront seek to achieve the Fund’s investment objective by strategically investing in, and tactically adjusting allocations to, exchange-traded funds (ETFs) that, under normal market conditions, are expected to primarily consist of RiverFront ETFs. The Fund also seeks, under normal market conditions, a target asset allocation, on a look-through basis, of 30% to equities and 70% to fixed-income securities, subject to the variations described below. The Fund’s strategic allocation refers to the Sub-Adviser’s long-term, macro-view targeted allocation of asset class exposure that takes into consideration the Fund’s particular investment objective and risk limitations. The Fund’s tactical adjustments refer to the Sub-Adviser’s periodic (typically quarterly, under normal circumstances) modifications of the Fund’s allocation in response to prevailing market conditions, to seek to emphasize asset classes that have positive momentum.

Variations of up to 20% in the target asset allocation between equities and fixed income securities are permitted. Therefore, under normal conditions, the equity/fixed income allocation in the Fund may range from 10%/90% to 50%/50% instead of the 30%/70% target. The Fund is expected to invest between 50% and 90% of its assets in various fixed-income ETFs with exposure to high- and low-grade corporate debt. The balance of the Fund’s assets (typically between 10% and 50%) will be invested in ETFs featuring a diversified basket of equities, low-grade debt (including “junk bonds”), or both. Special focus will be placed on ETFs with dividend-paying equities. The fixed income ETFs included in the portfolio may hold fixed income instruments of any credit quality, including “junk” bonds, and of any duration. Duration is a weighted measure of the length of time a bond will pay out and takes into account interest payments that occur throughout the course of holding the bond. In general, the longer the bond’s duration, the more its price will drop as interest rates go up. Securities held by the RiverFront ETFs may include securities of issuers organized, located, or doing business in countries other than the United States (certain of which may be countries typically identified as emerging markets). The equity issuers to which the Fund will have exposure may be issuers of any market capitalization.

The Fund is designed for investors seeking current income and the potential for their income level to grow over time, and under normal market conditions is expected to be implemented through investments primarily in RiverFront ETFs. RiverFront may tactically depart from the targeted allocations when certain sectors appear to be over or under-valued.

ALPS | Kotak India Growth Fund

The Fund is sub-advised by Kotak Mahindra Asset Management (Singapore) Pte. Ltd. (“Kotak” or the “Sub-Adviser”). To achieve its objective, the Fund will invest at least 80% of its total assets, plus any borrowings for investment purposes, in equity and equity-linked securities of “Indian companies.” Indian companies are those that:

●	are organized under the laws of, or maintain their principal place of business in, or for which the principal trading market for their securities is in India; or

●	derive 50% or more of their total revenue or profit from either goods or services produced or sales made in India; or

●	have 50% or more of their assets in India.

ALPS | Metis Global Micro Cap Value Fund

Metis Global Partners, LLC (the “Sub-Adviser”), seeks to achieve the Fund’s investment objective by investing primarily in equity securities of micro-cap companies located both within and outside of the United States. The Fund’s investments outside of the United States may include securities of companies located in emerging or frontier markets. The Sub-Adviser expects to construct the Fund’s portfolio based on the Sub-Adviser’s global knowledge of fundamental data and market inefficiencies, and will seek to position the portfolio in what the Sub-Adviser believes are undervalued segments of the Fund’s investment universe.

INVESTMENT POLICIES AND RISKS APPLICABLE TO ALL FUNDS

Equity Securities. Equity securities are securities which signify ownership interest in a corporation and represent a claim on part of the corporation’s assets and earnings. Equity securities may include common stocks, preferred stocks, convertible securities, equity interest in non-U.S. investments or trusts, depositary receipts, equity interests in publicly traded limited partnerships/units and other equity investments. Each Fund may invest in equity or equity-related securities and equipment lease certificates, equipment trust certificates and conditional sales contracts, or limited partnership interests.

Foreign Securities. Each Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States including issuers located in emerging markets. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

Derivative Securities. Each Fund may invest in options, futures, forwards, swap agreements participation notes and other types of derivatives individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return. Such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs.

Portfolio Turnover. Each Fund may engage in short-term trading. This means that a Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the portfolio manager believes that the sale is in the best interest of that Fund (for example, if the portfolio manager believes an alternative investment has greater growth potential. This activity will increase a Fund’s portfolio turnover rate and generate higher transaction costs due to commissions or dealer mark-ups and other expenses that would reduce that Fund’s investment performance. In addition, a high level of short-term trading may increase the amount of taxable distributions to shareholders that would reduce the after-tax returns of a Fund, and in particular may generate short-term capital gains that when distributed to shareholders are taxed at ordinary income tax rates.

Cash Position. Each Fund may not always stay fully invested in stocks or bonds. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when the portfolio manager is otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. When a Fund’s investments in cash or similar investments increase, it may not participate in market advance or declines to the same extent that it would if that Fund remained more fully invested in stocks or bonds.

INVESTMENT POLICIES AND RISKS APPLICABLE TO CERTAIN FUNDS

ALPS | Red Rocks Listed Private Equity Fund

Listed Private Equity Companies

Listed Private Equity Companies may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies.

The Fund intends to invest in the securities of Listed Private Equity Companies domiciled in, or primarily listed on, exchanges in Asia, Europe and North America. The underlying assets of such Listed Private Equity Companies may be domiciled throughout the world.

The Listed Private Equity Companies in which the Fund intends to invest include investments in a wide array of businesses/industries at various stages of development, from early to later stage to fully mature businesses. The Fund intends to focus its portfolio on Listed Private Equity Companies that emphasize making equity and equity-like (preferred stock, convertible stock and warrants) investments in later stage to mature businesses, but may invest in Listed Private Equity Companies making debt investments and in other stages of development. In addition, the Fund may invest in the common stock of closed-end management investment companies, including business development companies, that invest in securities of Listed Private Equity Companies.

In addition to the risks associated with the Fund’s direct investments, the Fund is also subject to the underlying risks which affect the Listed Private Equity Companies in which the Fund invests. Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, valuation risk, sector risks, non-U.S. security risk, currency risk, credit risk, managed portfolio risk, focused investment risk and derivatives risk.

There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.

Listed Private Equity Companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

Industry Risk

The Fund’s investments could be concentrated within one industry or group of industries. Any factors detrimental to the performance of such industries will disproportionately impact the Fund. Investments focused in a particular industry are subject to greater risk and are more greatly impacted by market volatility than less concentrated investments.

Clough China Fund

Geographic Risk

Investing in China, Hong Kong and Taiwan involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to the economic, market, political and local risks of these regions than a fund that is more geographically diversified because:

●	China remains a one-party, non-democratic political system with large state ownership of the banking system and heavy industry;

●	While Hong Kong acknowledges being a Special Administrative Region of China, the international legal status of Taiwan is not settled. As such, from time to time, political tensions arise;

●	The economic reforms being instituted could cause uncertainty, resulting in capital flight. The government could also alter or discontinue economic reform programs;

●	Military conflicts, either in response to social unrest or conflicts with other countries, are an ever present consideration;

●	Political instability may arise given the country’s one-party system. Peaceful transitions in leadership have occurred but are not guaranteed;

●	Social tensions caused by widely differing levels of economic prosperity within Chinese society might create unrest, as they did in the tragic events of 1989, culminating in the Tiananmen Square incident; and

●	The Chinese legal system is still developing, making it more difficult to obtain and/or enforce judgments.

In order to gain exposure to certain issuers, the Clough China Fund may participate in market access mechanisms administered by the respective markets, which may be subject to quota controls, heightened liquidity risks and different settlement procedures than would typically be expected with respect to U.S. issuers. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Clough China Fund may not receive timely payment for securities or other instruments it has delivered and may be subject to increased risk that the counterparty will fail to make payments when due or default completely.

ALPS | CoreCommodity Management CompleteCommodities Strategy Fund

With respect to the Commodity Equity Investments portion of its portfolio, the Fund seeks to invest in a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services in the agriculture, base/industrial metals, energy and precious metals sectors. The Sub-Adviser utilizes both quantitative and fundamental analyses for selecting securities for inclusion in the portfolio. The Fund may purchase American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”), or enter into derivative instruments based on the Commodity Equity Investments. The Fund may also from time to time purchase or sell common stock, preferred stock, convertible securities and ETFs.

With respect to the Commodity Investments portion of its portfolio, the Fund seeks to gain exposure to the commodity markets through the use of Commodity Investments. Commodity Investments in which the Fund may invest, either directly and/or indirectly through the Subsidiary, a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”), include commodity futures contracts, commodity swaps, options on commodity futures and commodity-linked notes. The Fund may also from time to time invest in ETFs and master limited partnerships.

The Fund expects to gain exposure to the commodities market indirectly by investing up to 25% of its total assets in the Subsidiary, which is designed to enhance the ability of the Fund to obtain exposure to the commodities market through Commodity Investments consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Subsidiary has the same investment objective and is subject to substantially the same investment policies and investment restrictions as the Fund, except that the Subsidiary (unlike the Fund) will not invest in equity securities and may invest without limitation in commodity swaps and other commodity-linked derivative instruments. The Fund and the Subsidiary are advised by the Advisor and sub-advised by the Sub-Adviser.

The Fund and/or the Subsidiary may invest without limit in investment grade fixed-income securities of varying maturities, including U.S. Treasury inflation-protected securities (“TIPS”), other U.S. and foreign government securities, corporate bonds and notes, and affiliated and unaffiliated money market funds, to collateralize its Commodity Futures-Linked Investments and other derivative exposure on a day-to-day basis.

The Sub-Adviser will use its discretion to determine the percentage of the Fund’s assets allocated to each of the Commodity Equity Investments and Commodity Investments portions of the Fund’s portfolio. Generally, the Sub-Adviser will take various factors into account in allocating the assets of the Fund between the Commodity Equity Investments and Commodity Investments portions of its portfolio, including, but not limited to:

●	results of proprietary quantitative models developed by the Sub-Adviser;

●	Commodity Investments relative price differentials for a range of commodity futures for current delivery as compared to similar commodity futures for future delivery; and

●	other market conditions.

Generally, at least 20% of the Fund’s investments, either directly or indirectly through the Subsidiary, will be allocated to each respective portion of the portfolio; provided, however, that at times the Sub-Adviser may choose to lower this minimum exposure level and give greater emphasis to Commodity Equity Investments or Commodity Investments, as the case may be, based on market events such as significant market movements and significant economic events and trends.

Investments in commodity futures, commodity swaps and other commodity-linked instruments may be subject to regulation by the Commodity Futures Trading Commission (“CFTC”). For additional information, see “Additional Investment Activities and Risks Applicable to All Funds” in this SAI.

Investments in a Wholly Owned Subsidiary

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of the Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS revenue rulings, as discussed below under “Taxation of Certain Commodity-Linked Instruments.”

It is expected that the Subsidiary will invest primarily in Commodity Investments, including, but not limited to, commodity futures contracts, commodity swaps and options on commodity futures. Although the Fund may enter into these Commodity Investments directly, the Fund likely will gain exposure to these derivative instruments indirectly by investing in the Subsidiary. When the Sub-Adviser believes that these Commodity Investments are better suited to provide exposure to the commodities market than commodity-linked notes, the Fund’s investment in the Subsidiary will likely increase. The Subsidiary also will invest in inflation-protected securities and other fixed income instruments, which are intended to serve as collateral for the Subsidiary’s derivatives positions. To the extent that the Fund invests in the Subsidiary, it will be subject to the risks associated with those derivative instruments and other securities, which are discussed in the Prospectus, as if the Fund were investing in those derivative instruments and other securities directly rather than through the Subsidiary.

The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the Prospectus, is not subject to all of the investor protections of the 1940 Act. The Subsidiary has the same investment objective and is subject to substantially the same investment policies (with respect to the Commodity Investments portion only) and investment restrictions as the Fund, except that the Subsidiary (unlike the Fund) may invest without limitation in commodity swaps and other commodity-linked derivative instruments. The Subsidiary will also be subject to the same compliance policies and procedures as the Fund. In addition, the Fund wholly owns and controls the Subsidiary, and the Sub-Adviser acts as sub-adviser to the Fund and to the Subsidiary.

Commodity-Linked Instruments

Investments in Commodity-Linked Notes

An important vehicle for the Fund’s gaining exposure to the commodities markets is through commodity-linked notes. A commodity-linked note is a derivative instrument that has characteristics of a debt security and of a commodity-linked derivative. A commodity-linked note typically provides for interest payments and a principal payment at maturity linked to the price movement of the underlying commodity, commodity index or commodity futures or option contract.

●	Qualifying Hybrid Instruments. The Fund may invest in commodity-linked notes that are considered to be “qualifying hybrid instruments” excluded from regulation under the Commodity Exchange Act and the regulations adopted thereunder. See “Hybrid Securities.”

●	Principal Protection. Commodity-linked notes may be principal protected, partially protected, or offer no principal protection. A principal protected commodity-linked note means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the commodity-linked note is linked declines over the life of the note, the Fund will receive at maturity the face or stated value of the note.

With a principal protected commodity-linked note, the Fund will receive at maturity the greater of the par value of the note or the value of the underlying commodity or index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity. This optionality can be added to the note’s structure, but only for a cost higher than that of a partially protected (or no protection) commodity-linked note. The decision on whether to use principal protection depends in part on the cost of the protection. In addition, the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and therefore depends on the creditworthiness of the issuer.

With full principal protection, the Fund will receive at maturity of the commodity-linked note either the stated par value of the commodity-linked note, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures or option contract or other underlying economic variable increases in value. Partially protected commodity-linked notes may suffer some loss of principal if the underlying commodity, index, futures or options contract or other economic variable declines in value during the term of the note. However, partially protected commodity-linked notes have a specified limit as to the amount of principal that they may lose.

●	Commodity-Linked Notes Without Principal Protection. The Fund may also invest in commodity-linked notes that offer no principal protection. At maturity, there is a risk that the underlying commodity price, futures or option contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the commodity-linked note might not be returned. Some of the commodity-linked notes that the Fund may invest in may have no principal protection and the note could lose all of its value.

With a partially-protected or no-principal-protection commodity-linked note, the Fund may receive at maturity an amount less than the note’s par value if the commodity, index or other economic variable value to which the note is linked declines over the term of the note. The Sub-Adviser, at its discretion, may invest in a partially protected principal commodity-linked note or a note without principal protection. In deciding to purchase a note without principal protection, the Sub-Adviser may consider, among other things, the expected performance of the underlying commodity futures or option contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors which the Sub-Adviser believes are relevant.

●	Counterparty Risk. A significant risk of commodity-linked notes is counterparty risk. The Fund will take on the counterparty credit risk of the issuer. That is, at maturity of a commodity-linked note, there is a risk that the issuer may be unable to perform its obligations under the terms of the commodity-linked note. Issuers of commodity-linked notes are typically large money center banks, broker-dealers, other financial institutions and large corporations. To minimize this risk the Fund will transact, to the extent possible, with issuers who have an investment-grade credit rating from a nationally recognized statistical rating organization (“NRSRO”).

Commodity Futures Contracts

The Fund can hold substantial positions in commodity futures contracts. The Fund’s investments in commodity futures contracts and related instruments may involve substantial risks. Some of the special characteristics and risks of these investments are described below.

Commodity futures contracts are agreements between two parties. One party agrees to buy an asset from the other party at a later date at a price and quantity agreed-upon when the contract is made. Commodity futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market.

In the futures markets, the exchange clearing corporation takes the other side in all transactions, either buying or selling directly to the market participants. The clearinghouse acts as the counterparty to all exchange-traded futures contracts. That is, the Fund’s obligation is to the clearinghouse, and the Fund will look to the clearinghouse to satisfy the Fund’s rights under the futures contract.

When purchasing stocks or bonds, the buyer acquires ownership in the security, however buyers of futures contracts are not entitled to ownership of the underlying commodity until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying commodity to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration.

●	Price Limits. The commodity futures exchanges often impose on each commodity futures contract a maximum permissible price movement for each trading session. If the maximum permissible price movement is achieved on any trading day, no more trades may be executed above (or below, if the price has moved downward) that limit. If the Fund wishes to execute a trade outside the daily permissible price movement, it would be prevented from doing so by exchange rules, and would have to wait for another trading session to execute its transaction.

●	Price Volatility. Despite the daily price limits on the futures exchanges, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that the Fund invests in commodity futures contracts, the assets of the Fund, and therefore the prices of Fund shares, may be subject to greater volatility.

●	Marking-to-Market Futures Positions. The futures clearinghouse marks every futures contract to market at the end of each trading day, to ensure that the outstanding futures obligations are limited by the maximum daily permissible price movement. This process of marking-to-market is designed to prevent losses from accumulating in any futures account. Therefore, if the Fund’s futures positions have declined in value, the Fund may be required to post additional margin to cover this decline. Alternatively, if the Fund’s futures positions have increased in value, this increase will be credited to the Fund’s account. Certain commodity futures contracts, when entered into directly by the Fund, would be taxed on the “marked-to-market” basis applicable to section 1256 contracts, as discussed below under “Taxes - Financial Products.” For information about the tax treatment of the Fund’s commodity-linked investments and its investment in the Subsidiary, please refer to “Taxes – Taxation of Certain Commodity – Linked Investments.”

Special Risks of Commodity Futures Contracts

●	Storage Costs. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while the Fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.

●	Reinvestment Risk. In the commodity futures markets, if producers of the underlying commodity wish to hedge the price risk of selling the commodity, they will sell futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to take the corresponding long side of the same futures contract, the commodity producer must be willing to sell the futures contract at a price that is below the expected future spot price. Conversely, if the predominate hedgers in the futures market are the purchasers of the underlying commodity who purchase futures contracts to hedge against a rise in prices, then speculators will only take the short side of the futures contract if the futures price is greater than the expected future spot price of the commodity.

The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price. This can have significant implications for the Fund when it is time to replace an expiring contract with a new contract. If the nature of hedgers and speculators in futures markets has shifted such that commodity purchasers are the predominate hedgers in the market, the Fund might open the new futures position at a higher price or choose other related commodity investments.

●	Additional Economic Factors. The values of commodities which underlie commodity futures contracts are subject to additional variables which may be less significant to the values of traditional securities such as stocks and bonds. Variables such as drought, floods, weather, livestock disease, embargoes and tariffs may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, commodity-linked notes, commodity options and commodity swaps, than on traditional securities. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

●	Leverage. There is much greater leverage in futures trading than in stocks. As a registered investment company, the Fund must pay in full for all securities it purchases. In other words, the Fund is not allowed to purchase securities on margin. However, the Fund is allowed to purchase futures contracts on margin. The initial margin requirements are typically between 3% and 6% of the face value of the contract. That means the Fund is only required to pay up front between 3% to 6% percent of the face value of the futures contract. Therefore, the Fund has a higher degree of leverage in its futures contract purchases than in its stock purchases. As a result there may be differences in the volatility of rates of return between securities purchases and futures contract purchases, with the returns from futures contracts being more volatile.

Hybrid Instruments

The Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

The Fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the U.S. Commodity Futures Trading Commission (the “CFTC”) for an exemption from the provisions of the Commodity Exchange Act, as amended (“CEA”).

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

The RiverFront Funds

Risk Management. The RiverFront Funds’ Sub-Adviser utilizes risk management techniques in its investment process. Those techniques include understanding the risks being assumed, monitoring the impact of those risks on performance, and promptly addressing those asset classes that are not performing.

The RiverFront portfolio and risk management teams meet regularly to review holdings, evaluate their risks, assess the portfolio managers’ conviction levels on the holdings, and determine decision points for the sale of holdings. RiverFront will sell positions in ETFs when it no longer believes they present attractive long-term growth opportunities relative to other possible investments in that asset class or when RiverFront changes its strategic asset allocation or makes tactical adjustments to address underperforming asset classes.

Affiliated ETF Structure

Each Fund intends, under normal market conditions, to invest primarily in RiverFront ETFs. To seek to mitigate risks of conflicts of interest arising from investments in affiliated investment companies, each Fund has adopted an expense structure under which the Fund does not pay advisory fees to either the Adviser or the Sub-Adviser, and instead pays a unitary administrative fee in addition to other expenses described in the Prospectus. In addition, while the underlying RiverFront ETFs in which the Fund invests may have different advisory fee rates, the Fund will only invest in RiverFront ETFs subject to the same sub-advisory fee rates as other RiverFront ETFs already in the Fund’s portfolio. There is no assurance that these measures will completely mitigate conflicts of interest in the selection of RiverFront ETFs.

Market Capitalization Strategy

Each Fund will generally invest in ETFs with exposure to companies of various market capitalizations but will typically seek to have exposure to domestic companies within any single market capitalization category to no more than 50% of its total assets, on a look-through basis, for large-cap or mid-cap and no more than 35% for small-cap. RiverFront uses the data from the CRSP (Center for Research in Securities Pricing) as a general guideline for defining market caps.

Investment Selection Process. In constructing a Fund’s portfolio, RiverFront employs a multi-dimensional investment discipline, involving:

●	Strategic asset allocation

●	Tactical adjustments, sector strategy and optimized security selection

●	Disciplined risk management

Strategic Asset Allocation. In making strategic asset allocation decisions for a Fund, RiverFront seeks to identify various equity and other asset classes or market sectors that appear to present attractive relative long-term value and capital growth opportunities over a three- to ten-year period, and to position the Fund’s portfolio across asset classes that offer the optimal combination of risk and long-term return potential. Equity asset classes or market sectors may include various combinations of equity securities of companies across the market capitalization spectrum, growth and value stocks, U.S. stocks and foreign equities (e.g., large-cap growth, mid-cap value, small-cap value, foreign developed country and emerging markets). Based on an analysis of historical returns, RiverFront believes that a strong relationship exists between the price paid for an asset and asset’s subsequent longer-term return, and looks for asset classes that offer good relative values. RiverFront applies sophisticated mathematical models to various asset classes to produce forward-looking estimates of their potential long-term returns based upon whether the asset class is priced above or below its historical long-term average, and combines those estimates with volatility and correlation assumptions to select asset classes with long-term growth potential and determine the percentage each asset class will represent of the entire portfolio.

Tactical Adjustments. After determining the strategic asset allocation for a Fund, RiverFront applies tactical allocation that incorporates price, economic and earnings momentum into the asset allocation decisions. Tactical allocation combines mathematical valuation models with market judgment and technical analysis in making risk-controlled adjustments to the strategic asset allocation in order to take advantage of short-term opportunities. The most significant tactical adjustments are made to markets in which investor sentiment has driven valuations to an extreme, the trend in those markets is showing signs of turning, and the Federal Reserve policy is clearly supportive of the market’s new direction. The maximum tactical adjustment to the percentage represented by a particular asset class relative to the strategic asset allocation is normally 10%. The allocation among the asset classes may vary substantially over time.

Sector Strategy and Security Selection. RiverFront uses both fundamental and technical analysis to determine sector strategy and select securities for each Fund. Fundamental analysis is used to determine the relative attractiveness of specific economic sectors and securities in terms of their long-term capital growth potential, and technical analysis is used to understand investor sentiment that drives price to earnings multiples and to challenge RiverFront’s fundamental viewpoint.

ALPS | Kotak India Growth Fund

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities. The Fund intends to invest in companies of all capitalization sizes. The Fund may invest in a wholly owned, collective investment vehicle (the “Portfolio”), registered with and regulated by the Mauritius Financial Services Commission.

The Portfolio invests in securities of a wide selection of Indian companies, consistent with the Fund’s investment strategies. The Portfolio seeks to establish residency in Mauritius to be eligible to receive beneficial tax treatment under the double taxation avoidance agreement entered into between Mauritius and India (the “Treaty”). Investment by the Portfolio is a tax efficient method of investing in Indian companies where the benefits of the Treaty are available to it. Please see “Investment from Mauritius” for additional information.

To the extent the Fund holds investments through the Portfolio, an investment in the Fund is an indirect investment in the Portfolio. Descriptions in this Prospectus of securities and transactions, and their associated investment risks and restrictions, unless specified otherwise, refer to and apply both to the Fund and the Portfolio with respect to investments made by the Fund.

The Fund has procured registration with SEBI as a Category II FPI to invest in India directly. The Portfolio intends to gradually liquidate its investments in Indian securities. It is expected that gradually, all the investments in Indian securities would be held directly by the Fund.

The Fund would be subject to taxation in India at the applicable rates for the investments made directly by the Fund, subject to any benefit available to it under the India – US Tax Treaty. Accordingly, certain tax benefits which the Fund currently enjoys under the Treaty by virtue of being invested through the Portfolio may not be available to the Fund anymore.

The Fund will invest directly and/or indirectly in equity and equity-linked securities of Indian companies that, in the opinion of the Sub-Adviser have one or more of the following characteristics for growth, such as, but not exclusively limited to Indian companies:

●	that are sector leaders and enjoy leadership in their respective segments;

●	that are strong asset plays; and

●	that are expected to witness operational and financial improvement due to positive swing in their business cycles.

●	that are expected to sustain high growth due to their ability to create new markets, develop nascent business segments and operate successfully in niche segments with scale-up potential;

●	that are expected to create and deliver long-term value due to innovation and IPR development; or

●	with the potential for value unlocking in the medium- to long-term due to strategic sale, change in management, deregulation, economic legislation and reform

The Fund may engage in certain derivative transactions, subject to the applicable rules of the CFTC, as well as the applicable rules of the National Stock Exchange of India.

The Fund will normally invest at least 80% of its net assets, plus any borrowings for investment purposes, directly or indirectly in equity and equity-linked securities of Indian companies. Because the financials sector (including the banking and insurance industries) represents a significant portion of the total capitalization of the Indian market, the Fund’s investments may be concentrated in the financials sector.

The Sub-Adviser will implement an active Fund management strategy, employing both “top-down” and “bottom-up” research styles combined with macro and economic analysis. As a “top down” investor, Kotak focuses primarily on broad investment contours like sectoral and sub-sectoral composition. The Kotak investment team examines the Indian and global economy to identify potential investment opportunities across industries. Even when an industry is out of favor with the broad market, the Kotak investment team analyzes potentially good opportunities within the sector, endeavoring to bring, in the Advisor’s opinion, the best ideas to the Fund with a mix of companies across sectors. As a “bottom-up” investor focusing primarily on individual securities, the Sub-Adviser looks for companies whose current market valuations, in the Sub-Adviser’s opinion, does not reflect future growth prospects. The Sub-Adviser chooses companies that have identifiable drivers of future earnings growth and present, in the Sub-Adviser’s opinion, the best trade-off between that potential earnings growth, business and financial risk and valuation. The Sub-Adviser’s philosophy includes favoring companies that have competitive advantages through leading-edge products, intellectual property, product positioning, unique market niches, brand identity, solid management teams, strong balance sheets, above average or rising margins and strong returns on capital invested in the business. In choosing equity investments, the Sub-Adviser also considers such factors as the financial strength of the company, the expertise of management, the growth potential of the company within the industry, and the growth potential of the industry itself.

Clough China Fund

Non-Diversification. Because the Clough China Fund is non-diversified and may invest a greater percentage of their assets in particular asset classes, securities of a single issuer or instrument and in a relatively small number of issuers or instruments, they are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. Some of those issuers or instruments may also present substantial credit or other risks.

Loans of Portfolio Securities. The Fund will not lend its portfolio securities.

ADDITIONAL INVESTMENT ACTIVITIES AND RISKS APPLICABLE TO ALL FUNDS

To the extent permitted by its investment policies, each Fund may also invest in the following types of securities. The following is not meant to be an exclusive list of all the securities and instruments in which each Fund may invest or investment strategies in which it may engage, and each Fund may invest in instruments and securities and engage in strategies other than those listed below.

Equity Investments

Each Fund may invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Common Stock

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stocks of companies that the Sub-Adviser believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Sub-Adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the Sub-Adviser has placed on it.

Common stocks of companies that are not expected to experience significant earnings growth, but whose stocks the Sub-Adviser believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Sub-Adviser’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stocks may fall or may not approach the value that the Sub-Adviser has placed on it.

Many stocks have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into. Each Fund’s investment process is biased toward value.

Preferred Stock

Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and generally all cumulative dividends must be paid prior to common shareholders receiving any dividends. Because as a general matter preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are generally entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Exchange Traded Funds and Other Similar Instruments

Shares of ETFs and other similar instruments may be purchased by any Fund. Generally, an ETF is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index or index segment. Similar instruments, used by pools that are not investment companies, offer similar characteristics and may be designed to track the performance of an index or basket of securities of companies engaged in a particular market or sector. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Investments in ETFs and other similar instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including: (i) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (ii) an ETF may not fully replicate the performance of its benchmark index because of temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (iii) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (iv) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value. Each Fund may both purchase and effect short sales of shares of ETFs and may also purchase and sell options on shares of ETFs. These investments may be used for hedging purposes or to seek to increase total return (which is considered a speculative activity).

Because ETFs and pools that issue similar instruments incur various fees and expenses, a Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Sub-Adviser will consider expenses associated with an investment in determining whether to invest in an ETF or other instrument. In the case of ETFs that are investment companies, they invest substantially all of their assets in securities of various securities indices or a particular segment of a securities index. Most ETFs are listed and traded on the NYSE Arca, Inc. (“Arca”). The market price of ETFs is expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF’s shares on the Arca. ETFs may trade at relatively modest discounts or premiums to net asset value. In general, most ETFs have a limited operating history and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the Arca necessary to maintain the listing of ETFs in which a Fund invests will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting the shares of ETFs held by a Fund should occur in the future, the liquidity and value of that Fund’s shares could also be adversely affected. If such disruptions were to occur, that Fund could be required to reconsider the use of ETFs as part of its investment strategy.

Limitations of the 1940 Act, which prohibit any Fund from acquiring more than 3% of the outstanding shares of another investment company, may restrict the Fund’s ability to purchase shares of certain ETFs.

Warrants and Rights

Each Fund may invest in warrants and rights. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investing in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted, typically to existing shareholders of a corporation, to subscribe for shares of a new issue of stock before it is issued. Rights normally have a short life, usually two to four weeks, may be freely transferable and generally entitle the holder to buy the new common stock at a lower price than the public offering price.

Market Risk

The market price of securities owned by any Fund may go up or down, sometimes rapidly or unpredictably.

Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Equity securities generally have greater price volatility than fixed-income securities.

Derivatives

Each Fund may engage in a variety of derivative transactions in accordance with the applicable rules of the CFTC, and, to the extent applicable, the rules and regulations of certain national or foreign exchanges; however, no Fund will be obligated to use derivatives and no Fund makes any representation as to the availability of these techniques at this time or at any time in the future. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The types of derivatives in which a Fund may invest include, but are not limited to, interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter (“OTC”) put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed-income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps floors, and collars, entering into equity swaps, caps and floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments. In addition, the ALPS|CoreCommodity Management CompleteCommodities Strategy Fund may invest, through its Subsidiary, in commodity-linked notes and commodity futures contracts. For additional information on these types of instruments, please see “Commodity-Linked Instruments” in this SAI.

Derivatives may be used, among other reasons, as part of a Fund’s investment strategy, to attempt to protect against possible changes in the market value of securities held or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance a Fund’s income or gain. A Fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of a Fund to utilize derivatives successfully will depend on numerous factors including the Sub-Adviser’s ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a Fund’s portfolio securities.

Subject to the constraints described above, a Fund may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and OTC put and call options on securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments, and the Fund may enter into interest rate transactions, equity swaps and related transactions and other similar transactions which may be developed to the extent the Sub-Adviser determines that they are consistent with the Fund’s investment objective and policies and applicable regulatory requirements. A Fund’s interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Sub-Adviser’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if it had not been used. Losses resulting from the use of derivatives will reduce a Fund’s net asset value, and possibly income, and the losses may be significantly greater than if derivatives had not been used. The degree of a Fund’s use of derivatives may be limited by certain provisions of the Code. When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. See “Taxes.”

Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap.

During the term of an uncleared swap, a Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. In addition, under current law, a Fund may be required to post initial margin and/or variation margin with respect to certain uncleared swap transactions.

Futures, options on futures, and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and that are freely transferable will be valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures, options on futures, and swap contracts for which market quotations are readily available will be valued based on quotes received from third party pricing services or one or more dealers that make markets in such securities. If quotes are not available from a third party pricing service or one or more dealers, quotes shall be determined based on the fair value of such instruments. In determining the fair value of such instruments the Funds may consider, among other factors, whether or not the particular instrument is intended to be cash-settled or physically-settled. With respect to instruments that do not cash settle, the Funds may typically use the full notional value of the contract as a guide while the positions are open. With respect to instruments that do cash settle, the Funds may typically use the marked-to-market net obligation under the applicable contract as a guide.

Rule 4.5 under the Commodity Exchange Act (“CEA”), as amended, exempts an adviser of a fund that invests in “commodity interests” from registration as a “commodity pool operator” (“CPO”) provided that, among other restrictions, the adviser enters into such positions solely for “bona fide hedging purposes” or limits its use of commodity interests for non-bona fide hedging purposes such that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging positions do not exceed 5% of the liquidation value of the fund’s portfolio, or (ii) the aggregate “notional value” of the non-bona fide hedging commodity interests do not exceed 100% of the liquidation value of the fund’s portfolio.

The Adviser is registered with the CFTC as a CPO. In addition, with respect to the ALPS | CoreCommodity Management CompleteCommodities Strategy Fund, the Sub-Adviser is registered with the CFTC as a CPO and as a CTA. With respect to certain of the Funds where the Sub-Adviser is registered neither as a CPO or CTA, the Adviser and Sub-Adviser intend to comply with the requirements of the CEA by operating the Fund in a manner consistent with the restrictions of Rule 4.5, including filing a notice of eligibility of exemption from registration in accordance with applicable procedures, or alternatively operating the Fund in a manner such that the Fund’s activities are not subject to the CEA.

Currency Transactions

Each Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains.

Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under “Interest Rate and Equity Swaps and Related Transactions.”

Each Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund’s portfolio securities denominated in such currency. For example, a Fund may do this if the Sub-Adviser believes that the currency of a particular country may decline in relation to the U.S. dollar. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Transaction hedging includes entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

Each Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a Fund’s securities are or are expected to be denominated and to buy dollars.

If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.”

Currency hedging involves some of the same risks and considerations as other derivative transactions. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in these transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Futures Contracts

Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. Certain of the Funds may enter into futures contracts and related options as permitted under CFTC rules. The Sub-Advisers expect that the Funds’ futures transactions will generally include transactions: (i) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (ii) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. In addition, the ALPS|CoreCommodity Management CompleteCommodities Strategy Fund may invest, through its Subsidiary, in commodity futures contracts. For additional information on these types of instruments, please see “Commodity-Linked Instruments” in this SAI.

The Adviser is registered with the CFTC as a CPO. In addition, with respect to the ALPS | CoreCommodity Management CompleteCommodities Strategy Fund, the Sub-Adviser is registered with the CFTC as a CTA. With respect to certain of the Funds where the Sub-Adviser is registered neither as a CPO or CTA, the Adviser and Sub-Adviser intend to comply with the requirements of the CEA by operating the Fund in a manner consistent with the restrictions of Rule 4.5, including filing a notice of eligibility of exemption from registration in accordance with applicable procedures, or alternatively operating the Fund in a manner such that the Fund’s activities are not subject to the CEA.

Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). A Fund may use futures contracts and related options for hedging purposes and for investment purposes. A Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by a Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. Each Fund will designate assets with respect to futures contracts and options thereon as described below under “Use of Segregated and Other Special Accounts.”

Interest Rate Futures Contracts

Each Fund may enter into interest rate futures contracts, for example, in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular debt security or index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if a Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, because the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to take a position without having to sell its portfolio securities. Similarly, when the Sub-Adviser expects that interest rates may decline, a Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized.

The use of options and futures transactions entails risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund could create the possibility that losses on the derivative will be greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. A Fund might not be able to close out certain positions without incurring substantial losses. To the extent a Fund utilizes futures and options transactions for hedging, such transactions should tend to decrease the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs.

Options

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy (if the option is exercised), the underlying security, index, currency or other instrument at the exercise price. A Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (if the option is exercised), and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options.

In order to hedge against adverse market shifts or to potentially increase income or gain, a Fund may purchase put and call options or write “covered” put and call options on futures contracts on stocks, stock indices, interest rates and currencies. In addition, a Fund may utilize options on currencies in order to hedge against currency exchange rate risks or to gain exposure to one or more currencies. A call option written by a Fund is “covered” so long as the Fund owns: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option written by a Fund is “covered” if the Fund either (a) designates on its or its custodian records liquid securities having a value at least equal to the exercise price of the underlying investment or (b) has certain offsetting puts. Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

By writing a call, a Fund will generally limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, a Fund will generally limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by a Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, the Fund may suffer an economic loss equal to an amount not less than the Fund’s acquisition cost of the investment underlying the option, less the sum of the premium received for writing the option and the exercise price paid to the Fund.

A Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “counterparties” and individually referred to as a “counterparty”) through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Sub-Adviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund’s income. Similarly, the sale of put options can also provide gains for a Fund. A Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, use of options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

A Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Each of the Funds reserves the right to purchase or sell options on instruments and indices other than those described here and which may be developed in the future to the extent consistent with applicable law, the Fund’s investment objective and the restrictions set forth herein.

Options on Stocks and Stock Indices

Each Fund may purchase put and call options and write covered put and call options on stocks and stock indices in order to hedge against movements in the equity markets or to potentially increase income or gain to the Fund. In addition, the Funds may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index, and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the Sub-Adviser expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase should be offset in part by the increase in the value of the Fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the Sub-Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in the Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option or futures contract.

Options on Currencies

Each Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in “Currency Transactions.”

Options on Futures Contracts

Each Fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be affected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate and Equity Swaps and Related Transactions

Each Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. Each Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund’s portfolio, or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by a Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

Each Fund will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate or equity swap will generally be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be designated to cover such liability. If a Fund enters into an interest rate or equity swap on other than a net basis, the Fund will designate the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap.

The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Funds would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

As is the case with futures and options strategies, the effective use of swaps and related transactions by a Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Sub-Adviser deems it desirable to do so. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

The liquidity of swap agreements will be determined by the Sub-Adviser based on various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the a Fund’s rights and obligations relating to the investment).

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a Fund. The effective use of swaps and related transactions by a Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Sub-Adviser deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between the Fund and counterparties to the transactions, the Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. A Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

Credit Default Swaps

Each Fund may enter into credit default swap contracts for hedging purposes or to add leverage to its portfolio. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Credit default swaps may be subject to regulation by the CFTC, SEC or both. Both the CFTC and the SEC have issued guidance and relief regarding the implementation of various provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) relating to the use of swaps. Further action by the CFTC or SEC may affect a Fund’s ability to use credit default swaps or may require additional disclosure by a Fund.

Indexed Securities

Each Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of derivatives will reduce a Fund’s net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.

Combined Transactions

Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the Sub-Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the Sub-Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s investment objective.

Use of Segregated and Other Special Accounts

Use of many derivatives by a Fund will require, among other things, that the Fund designate liquid assets to cover its obligations under the derivative to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or otherwise. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be designated. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to designate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis in an amount not less than the strike price. A put option on securities written by a Fund will require the Fund to designate liquid securities equal to the exercise price.

The options entered into by a Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options may provide for cash settlement or for physical delivery. In the case of derivative contracts that do not cash settle, for example, the Funds will typically set aside liquid assets equal to the full notional value of the derivative contracts while the positions are open. With respect to certain derivative contracts that do cash settle, however, the Funds may set aside liquid assets in an amount equal to a Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the derivative contracts, if any, rather than their full notional value. In addition, a Fund may enter into contractual arrangements with a futures commission merchant or other counterparty pursuant to which such counterparty undertakes to effect the timely liquidation of a physically-settled transaction prior to the date on which a physical-settlement obligation would arise, or assume, in certain circumstances, the Fund’s delivery, acceptance, and/or other obligations with respect to physically-settled transactions. The effect of such contractual arrangements is to seek to prevent the Fund from being required to physically deliver or take delivery of an underlying commodity. In such circumstances, the Fund may set aside liquid assets equal to the daily marked-to-market net obligations.

Regulatory developments may affect the Funds’ ability to adhere to the abovementioned practices. The Funds reserve the right to modify their asset segregation policies in the future to, among other things, comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled derivative contracts and certain physically-settled derivative contracts as described above, the Funds will have the ability to employ leverage to a greater extent than if the Funds were required to segregate assets equal to the full notional amount of the derivative contracts.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same as or higher than the strike price of a put option sold by the Fund. Moreover, instead of designating assets if it holds a futures contract or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high as or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Risks of Derivatives Outside the United States

When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

Short Sales

Each Fund may make short sales of securities consistent with its strategies. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver a security equal in value to the security sold short to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Sub-Adviser determines to be liquid in accordance with procedures established by the Board and that is equal to the current market value of the securities sold short until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. Each Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Non-U.S. Securities

Investors should recognize that investing in the securities of non-U.S. issuers generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. Investments in securities of non-U.S. issuers may involve risks arising from differences between U.S. and non-U.S. securities markets, including less volume, much greater price volatility in and relative illiquidity of non-U.S. securities markets, different trading and settlement practices, and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Since most non-U.S. securities are denominated in non-U.S. currencies or traded primarily in securities markets in which settlements are made in non-U.S. currencies, the value of these investments and the net investment income available for distribution to shareholders of the Funds may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because a Fund may purchase securities denominated in non-U.S. currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution. A Fund’s foreign currency transactions may give rise to ordinary income or loss, for U.S. federal income tax purposes, to the extent such income or loss results from fluctuations in the value of the foreign currency.

In addition, although a Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses or other obligations in U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in non-U.S. and emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of the Fund. There generally is less governmental supervision and regulation of exchanges, brokers and issuers in non-U.S. countries than there is in the United States. For example, there may be no comparable provisions under certain non-U.S. laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on non-U.S. securities exchanges generally are higher than in the United States. With respect to investments in certain emerging market countries, less comprehensive legal systems may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign sub-custodians, and legal limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the sub-custodian’s bankruptcy.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Non-U.S. markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller emerging markets, which may result in a Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Considerations for the ALPS | Kotak India Growth Fund

With respect to the ALPS | Kotak India Growth Fund, although the Indian primary and secondary equity markets have grown rapidly over the last few years and the clearing, settlement and registration systems available to effect trades on the Indian stock markets have improved, these processes may still not be on par with those in more developed markets. The Indian securities markets are generally smaller and more volatile than the securities markets of the United States. The Indian stock market has in the past experienced substantial price volatility and no assurance can be given that such volatility will not occur in the future. The Indian stock exchanges have been subject to broker defaults, failed trades and settlement delays in the past. In addition, in the event of occurrence of any of the above events, the Securities and Exchange Board of India (“SEBI”) can impose restrictions on trading in certain securities, limitations on price movements and margin requirements.

There is typically a lower level of regulation and monitoring of the Indian securities market and the activities of investors, brokers and other participants than in the United States. Indian disclosure and regulatory standards are in many respects less stringent than standards in developed countries. There may be less publicly available information about Indian companies than is regularly published by or about companies in such other countries. Indian accounting standards and requirements also differ in significant respects from those applicable to companies in the United States and other developed countries.

Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree and is governed by the SEBI (Foreign Portfolio Investors) Regulations, 2014 (“SEBI FPI Regulations”). In India, only Foreign Portfolio Investors (“FPIs”) that are registered with the Securities and Exchange Board of India (“SEBI”), may make direct investments in exchange traded Indian securities (and securities to be listed, or those approved on the over-the-counter exchange of India).

Presently, FPI registration is granted to an applicant in one of the following categories:

● Category I FPI: which includes Government and Government related investors such as central banks, Government agencies, sovereign wealth funds and international or multilateral organizations or agencies.

● Category II FPI: which includes ‘appropriately regulated’ (i.e. regulated/supervised by the securities market regulator or the banking regulator of the concerned jurisdiction) a broad based funds such as mutual funds, investment trusts, or broad based funds whose investment manager is ‘appropriately regulated’ and registered as a Category II FPI.

Notably, in case, the applicant is itself not ‘appropriately regulated’, its manager should (i) be appropriately regulated, and (ii) be registered as a Category II FPI. In the event, if the aforementioned conditions are not fulfilled, an applicant may consider seeking registration as a Category III FPI.

For the purpose of ascertaining the ‘broad based criteria’ under the FPI Regulations, the applicant should be incorporated outside India and should have at least 20 investors with no investor holding more than 49% of the shares/units of the fund. Provided that if the broad based fund has an institutional investor who holds more than 49% of the shares/units in the fund, then such institutional investor must itself fulfill the broad based criteria. Further, for fulfilling the 20 investor criteria, the underlying investors of entities which have been set up for the sole purpose of pooling funds and making investments in the investor entity is considered.

● Category III FPI: which shall include all others not eligible under Category I and II FPI such as endowments, charitable societies, charitable trusts, foundations, corporate bodies, trusts, individuals and family offices.

Notably, for the purpose of registering as a Category III FPI, an applicant would need to provided certain additional KYC details of certain stakeholders including those of the beneficial owners (as compared to Category II FPI applicants where only the list of the beneficial owners has to be provided) as may be required by the designated depository participant.

The Portfolio is registered as a Category II FPI with SEBI as a ‘broad based fund’ on a look through basis. The Fund is also registered with SEBI as a Category II FPI as a ‘broad based fund’, so that it can directly invest in Indian securities.

In case the Fund is not able to meet the requirements of being a ‘broad based fund’ as per the SEBI definition, it would affect the Fund’s and Portfolio’s ability to invest in Indian securities and may also have an opportunity cost of finding other suitable investments. Any cancellation of such FPI registration poses a risk to the Fund.

Investment by FPIs is regulated under SEBI FPI Regulations and Foreign Exchange Management (Transfer or issue of security by a person resident outside India) Regulations, 2000.

Under the extant SEBI FPI Regulations, FPIs are permitted to invest in the following:

●	securities in the primary and secondary markets including shares, debentures and warrants of companies unlisted, listed or to be listed on a recognized stock exchange in India

●	units of schemes floated by domestic mutual funds including Unit Trust of India, whether listed on a recognized stock exchange in India or not or units of a scheme floated by a Collective Investment Scheme, but excluding liquid and money market mutual fund schemes;

●	dated Government securities having a minimum residual maturity period of 3 (three) years;

●	derivatives traded on a recognized stock exchange;

●	security receipts of asset reconstruction companies; and

●	Indian depository receipts.

Further, FPIs are allowed to engage in delivery based trading and short selling including execution of trades involving derivatives on a recognized stock exchange. FPIs are allowed to tender their shares in case of an open offer following the takeover bid by an acquirer. FPIs are also permitted to take forward cover on their equity and debt exposure to mitigate against currency fluctuations.

Under the existing FPI Regulations, the ALPS | Kotak India Growth Fund can invest only below 10% of the total paid-up equity capital and below 10% of the paid-up value of each series of convertible debentures issued by an Indian company. The investment of the ALPS | Kotak India Growth Fund is accordingly restricted to that extent. Further, the debt limit is allocated to the FPIs in an open bidding platform. The aggregate investments by FPIs in corporate debt and government securities are regulated by Reserve Bank of India (“RBI”) and SEBI. Pursuant to circulars issued by RBI and SEBI, all previous sub-limits for investments into Government debt securities and Corporate debt securities have been rationalized and broadly merged into two categories – government debt and corporate debt. The limits and the modalities of investments by FPIs in corporate and government debt securities is prescribed by RBI and SEBI from time to time.

The ownership restrictions applicable to FPIs are as follows:

The aggregate FPIs and sub-account holding in any Indian company cannot exceed 24% of the entire paid-up share capital of that company which limit can be further extended to the applicable foreign investment limit in a specific sector if the shareholders of a company pass a special resolution to that effect. Currently, barring a few sectors such as telecom services and banking, foreign investment up to 100% is permitted in most sectors.

As per the SEBI FPI Regulations, and the recent Consolidated Foreign Direct Investments (“FDI”) Policy which is effective from June 7, 2016, no single FPI can hold 10% or more of the paid-up share capital of an Indian company.

Secondary Market Investment

In respect of investment by the Portfolio/Fund in the Indian secondary market, the following additional conditions shall apply as per the FPI Regulations:

a)	It shall transact business only on the basis of taking and giving deliveries of securities bought and sold. However, this restriction is not applicable for transactions in derivatives on a recognized stock exchange. Further, it may enter in short selling transactions in securities within the framework permitted by SEBI;

b)	No transaction on the stock exchange shall be carried forward;

c)	The transaction of business in securities shall be only through a stock broker who has been granted a certificate by SEBI under sub-section (I) of section 12 of the SEBI Act, 1992, except in certain notified securities;

d)	The Company shall hold, deliver or cause to be delivered securities only in dematerialised form;

e)	The purchase of the equity shares of each Indian company shall be below 10% of the total issued capital of that Indian company;

f)	The investment shall be subject to Government of India guidelines;

g)	It may lend or borrow securities through an approved intermediary in accordance with the stock lending scheme of SEBI; and

h)	It should appoint as custodian any agency approved by SEBI to act as a custodian of securities and for confirmation of transactions in securities, settlement of purchase and sale for information reporting.

In addition to the above, SEBI has laid down certain limits for exposure by FPIs in the derivatives traded on the Indian stock exchanges. If the Portfolio/Fund invests directly in such exchange traded derivatives in India, it would be required to comply with such investment limits as may be prescribed by SEBI from time to time.

Additionally, ownership of the ALPS | Kotak India Growth Fund by certain non-resident Indians and companies owned by non-resident Indians and ownership by the Portfolio of Indian companies may be restricted. Currently, under normal circumstances, income, gains and initial capital with respect to such investments are freely repatriable, subject to payment or withholding of applicable Indian taxes. There can be no assurance that these restrictions on foreign investment will not change in a way that makes it more difficult or impossible for the ALPS | Kotak India Growth Fund to implement its investment objective or repatriate its income, gains and initial capital from India.

Since the ALPS | Kotak India Growth Fund invests predominantly in the securities of Indian companies, it may be subject to increased liquidity risks. This could inhibit the ALPS/Kotak India Growth Fund’s ability to meet a large number of shareholder redemption requests in the event of economic or political turmoil in India or neighboring regions or deterioration in relations between the United States and any such foreign country.

Developing and Emerging Markets. Investments in companies domiciled in developing countries, including India, may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the ALPS | Kotak India Growth Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, certain of the risks generally associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries such as India. For additional information regarding risks associated with investments in emerging market countries that may be applicable to the ALPS | Kotak India Growth Fund, please see the section titled “Emerging Market Countries” in this SAI. A high proportion of the securities of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by the ALPS | Kotak India Growth Fund. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which the ALPS | Kotak India Growth Fund has invested could dilute the earnings per share of the ALPS | Kotak India Growth Fund’s investment and could adversely affect the market price of such securities. Sales of securities by such issuer’s major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, the ALPS | Kotak India Growth Fund’s investment. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of the Indian securities markets may also affect the ALPS | Kotak India Growth Fund’s ability to acquire or dispose of securities at the price and time that it desires.

Investment into India from Mauritius. The Fund may be invested fully or partially in the Portfolio. The Portfolio, which shall invest in the securities of Indian companies, is an entity formed in the Republic of Mauritius which has elected to be treated as a disregarded entity for U.S. federal income tax purposes. A disregarded entity is a separate legal entity that is treated as part of its owner for U.S. federal income tax purposes.

The taxation of the Portfolio in India shall be governed by the provisions of the India Income Tax Act, 1961 (“Act”), read with the provisions of the Treaty as amended by the Protocol dated May 10, 2016. As per Section 90(2) of the Act, the provisions of the Act would apply only to the extent they are more beneficial than the provisions of the Treaty. Circular No. 789 dated April 13, 2000 issued by the Central Board of Direct Taxes, India states that a certificate of residence is issued by the Mauritian authorities, shall constitute sufficient evidence for accepting the status of residence as well as beneficial ownership for applying the Treaty. Further, as per Section 90 of the Act, in order to avail the benefit of the Treaty, a person is required to obtain and provide a tax residence certificate issued by the Mauritius Revenue Authority along with prescribed information.

While the Portfolio currently holds a tax residency certificate in Mauritius and is expected to renew it on an annual basis, there is no guarantee that such renewal would be granted by the Mauritius Revenue Authority. In case the Portfolio is found not to be tax resident in Mauritius, the Portfolio may no longer be eligible for the benefits under certain provisions of the Treaty which consequently may have an adverse impact on the taxability of the Portfolio and the returns to the investors.

The Treaty has been amended by the Protocol dated 10 May 2016 whereby with effect from financial year (1 April – 31 March) (“FY”) 2017-18, India shall have the right to tax capital gains arising from the alienation of shares of an Indian company acquired by a resident of Mauritius on or after 1 April 2017. The manner of taxability of gains arising to a Mauritian resident on the transfer of shares of Indian companies in terms of the amended Treaty is set out below:

●	For shares of Indian companies acquired on or prior to 31 March 2017, regardless of the date of disposal, whether the gains are long-term or short-term, they will not be subject to tax in India.

●	Capital Gains resulting from the sale of shares of Indian companies acquired on or after 1 April 2017 but transferred on or prior to 31 March 2019 (“Transition Period”) will be subject to tax in India at 50% of the applicable domestic tax rate in India, provided the affairs of the Mauritian resident are not considered to have been arranged with the primary purpose of taking benefit of the Treaty and it is not a shell / conduit entity (i.e. it should not be an entity with negligible or nil business operations or with no real and continuous business activity being carried out in Mauritius). The Mauritian entity will not be deemed to be a shell / conduit entity if it incurs a minimum expenditure on operations in Mauritius of at least Mauritian Rupees 1.5 million in the immediately preceding period of 12 (twelve) months from the date on which the gains arise, or is listed on a recognized stock exchange in Mauritius.

●	Capital gains resulting from the sale of shares of Indian companies acquired on or after 1 April 2017 and transferred on or after 1 April 2019 will be subject to tax in India at the applicable tax rate in India.

Note that the amended Treaty does not have any impact on the sale of capital assets other than shares of an Indian company. The capital gains vis-à-vis capital assets other than ‘shares’ shall continue to be exempt from tax in India, subject to the satisfaction of conditions such as valid tax residency certificate, eligibility to avail the benefits of the Treaty etc.

The Portfolio holds a Category 1 Global Business License issued by the Mauritius Financial Services Commission and will be subject to a tax rate of 15% on its net income in Mauritius. However, the Portfolio will be entitled to a foreign tax credit equivalent to the higher of the actual foreign tax paid or a deemed tax credit of 80% of the Mauritius tax on its foreign source income, which will result in a maximum tax rate of 3%. Capital gains will be exempt from income tax in Mauritius on disposals by the Portfolio of its investments. There is no withholding tax payable in Mauritius in respect of payments of dividends to investors or redemption of Participating Shares.

Capital Gains Tax under the Act

Gains derived by the Portfolio or the ALPS | Kotak India Growth Fund, if taxable in India, will be subject to tax as set out below. These rates are required to be further increased by applicable surcharge and education cess. Currently, foreign companies with income in excess of INR 100 million are liable to pay surcharge at the rate of 5% on tax while foreign companies whose total income is less than or equal to INR 100 million but greater than INR 10 million will be subject to surcharge at the rate of 2% on tax. Firms and limited liability partnerships with income in excess of INR 10 million are liable to pay surcharge at the rate of 12% on tax. All other categories of taxpayers (including trusts such as the Fund), are liable to pay surcharge at the rate of 15% on tax if their income exceeds INR 10 million, and at the rate of 10% on tax if their income exceeds INR 5 million but is less than or equal to INR 10 million. Further, an education cess of 3% on surcharge and tax is payable by foreign companies. The Finance Bill, 2018 (“Finance Bill”) proposes to increase the rate of cess (to be renamed as health and education cess) to 4%. The Finance Bill, once passed by both Houses of the Parliament, accorded Presidential consent, and notified in the Official Gazette of India, would be enforced as law and will be effective from FY 2018-19 onwards.

●	Long-term capital gains arising from the sale of listed equity shares and units of “equity oriented” funds executed on a recognized stock exchange in India are tax exempt provided that the applicable securities transaction tax (“STT”) has been paid. STT is payable on certain on-market transactions (sale and purchase) ranging from 0.001% to 0.2% on the value of the transaction. The exemption of long-term capital gains shall be available only if STT had also been paid at the time of acquisition of equity shares sought to be transferred subject to prescribed exceptions, including inter alia, acquisitions by a Qualified Institutional Buyer, which includes a SEBI registered Category I and II FPI.

The Finance Bill proposes to tax long-term capital gains in excess of INR 0.1 million arising to all investors including FPIs from an on-market transfer of listed equity shares or units of an equity oriented fund at the rate of 10%, provided that STT is paid (i) at the time of acquisition and transfer of equity shares;1 and (ii) at the time of transfer of units of equity oriented funds.

The cost of acquisition of such assets shall be higher of (i) actual cost; and (ii) lower of (a) fair market value (“FMV”) as on 31 January 2018 (computed in terms of the prescribed valuation norms) and (b) full value consideration received on transfer of such shares, viz. Therefore, in effect, long-term capital gains accrued up to 31 January 2018 will continue to be exempt. Any benefit of indexation (i.e. any adjustment for inflation) or foreign currency fluctuation however, would not be accounted for.

Once enforced, this amendment will be effective from FY 2018-19 onwards. It has been clarified that any transfer of equity shares or units of an equity oriented fund made between 1 February 2018 and 31 March 2018 will continue to be exempt as per the extant provisions.

●	Short-term capital gains arising from the sale of listed equity shares and units of “equity oriented” funds executed on a recognized stock exchange in India provided that the applicable STT has been paid are taxable at the rate of 15%.

Long-term capital gains from the sale of Indian securities not executed on a recognized stock exchange in India will be taxable at the rate of 10% in India. Short-term capital gains from sale of Indian securities not executed on a recognized stock exchange in India will be taxed at the rate of 30% in India. The period of holding for determining whether the gains are long-term or short-term in nature depends upon the type of securities. In case of listed shares of a company or a unit of an equity oriented fund the gains are considered as long term when these securities are held for a period exceeding 12 months. However, capital gains on other securities (other than unlisted shares) are treated as long-term if they are held for a period exceeding 36 months. Gains earned on the transfer of shares not listed on a recognized stock exchange in India held for more than 24 months would be treated as long-term capital gains.

The primary tax advantage of investing through the Portfolio and relying on the Treaty is the elimination of the short-term capital gains tax applicable in India (as well as long-term capital gains tax with effect from 1 April 2018) for shares acquired by the Portfolio before April 01, 2017, reduction of short term capital gains tax (as well as long-term capital gains tax with effect from 1 April 2018) to 50% of the applicable tax rate during the transition period under the Treaty (i.e. acquisition and disposal of shares of Indian companies during 1 April 2017 – 31 March 2019) and elimination of capital gains tax on sale of derivatives. Any change in the provision of this Treaty, in its applicability to the Portfolio, or in the requirements established by Mauritius to qualify as a Mauritius resident, could result in the imposition of various taxes on the Portfolio by India, which could reduce the return to the ALPS | Kotak India Growth Fund on its investments.

Minimum Alternative Tax (“MAT”). As per the Act, if the tax payable by a company is less than 18.5% of its adjusted book profits, it will be required to pay MAT at the rate of 18.5% (exclusive of applicable surcharge and education cess) of such book profits. The Act was amended by the Finance Act, 2015 whereby the income of foreign companies comprising of inter alia capital gains arising on transactions in securities shall not be subject to MAT. The Act was further amended by the Finance Act, 2016 to specifically provide that a foreign company shall not be subject to MAT if the country of residence of the foreign company has entered into a tax treaty with India, and such company does not have a permanent establishment in India in terms of the tax treaty.

1 As per recent FAQs issued by the CBDT on 4 February 2018 on the applicability of the newly introduced Section 112A of the Act in terms of the Finance Bill, it has been clarified that the condition of payment of STT even at the time of acquisition shall not apply to a SEBI registered Category I and II FPI.

Therefore, in respect of the income accruing to the Portfolio or the Fund from its investments in Indian securities, the Portfolio or the Fund will not be subject to levy of MAT in India.

More information on taxation of the Portfolio and Fund is set out under “TAXES” in this SAI.

Political and Economic Developments. The growing interconnectivity of global economies and financial markets has increased the possibilities that conditions in one country or region might adversely impact the issuers of securities in a different country or region. In particular, the adoption or continuation of protectionist trade policies by one or more countries, or a slowdown in the U.S. economy, could lead to a decrease in demand for Indian products and reduced flows of private capital to the Indian economy.

In India, the government has exercised and continues to exercise significant influence over many aspects of the economy. Accordingly, government actions, bureaucratic obstacles and corruption have a significant effect on the economy and could adversely affect market conditions. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the ALPS | Kotak India Growth Fund’s investments.

Mauritius presently offers an established hub for international investments, with a regulatory structure and local business infrastructure designed to meet the needs of investment vehicles, including well-developed banking facilities and business links with a number of countries. Mauritius has been politically and economically stable country over the last several decades. However, as with any other developing country, there can be no assurance that it will continue to remain politically and economically stable, or that the advantageous regulatory and business climate will continue.

Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the ALPS | Kotak India Growth Fund’s investments, in non-U.S. countries. Religious and border disputes persist in India, and India has from time to time experienced civil unrest and hostilities with countries such as Pakistan. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved. The Indian population is comprised of diverse religious, linguistic and ethnic groups, and from time to time, India has experienced internal disputes between religious groups within the country. The Indian government has confronted separatist movements in several Indian states. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy, and, consequently, adversely affect the ALPS | Kotak India Growth Fund’s investments.

Securities Related Activities

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits a Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict a Fund’s investments in certain non-U.S. banks and other financial institutions.

Non-U.S. Sub-custodians

Rules adopted under the 1940 Act permit each Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

Certain banks in non-U.S. countries may not be eligible sub-custodians for a Fund, in which event the Fund may be precluded from purchasing securities in certain non-U.S. countries in which it otherwise would invest or which may result in the Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible non-U.S. sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by non-U.S. sub-custodians in the event of the bankruptcy of the sub-custodian.

Credit Ratings

The securities in which a Fund may invest will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. Such securities, commonly referred to as “junk bonds,” involve significantly greater risks, including price volatility and risk of default of payment of interest and principal than higher rated securities. An investment in either Fund should not be considered as a complete investment program for all investors. Moreover, substantial investments in non-U.S. securities may have adverse tax implications as described under “TAXES.”

The Sub-Adviser will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, such factors typically include the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer’s management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer’s country, the issuer’s overall and external debt levels and debt service ratios, the issuer’s access to capital markets and other sources of funding, and the issuer’s debt service payment history. The Sub-Adviser will also review the ratings, if any, assigned to the security by any recognized rating organizations, although the Sub-Adviser’s judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. In addition to the foregoing credit analysis, the Sub-Adviser will evaluate the relative value of an investment compared with its perceived credit risk. A Fund’s ability to achieve its investment objective may be more dependent on the Sub-Adviser’s credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody’s and S&P is set forth in Appendix A.

Emerging Market Countries

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and a Fund, as well as the value of securities in the Fund.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a Fund’s portfolio. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons to only a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors. Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a Fund. In addition, if deterioration occurs in an emerging market country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a portfolio to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to a Fund.

Fixed Income Securities

Each Fund may invest in fixed income securities. Fixed income securities generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factor. Fixed income securities may include securities issued by U.S. federal, state, local, and non-U.S. governments and other agencies and instrumentalities, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgage and other asset-backed securities, loan participations and assignments and commercial paper.

Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer or group of issuers, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Certificates of Deposit and Bankers’ Acceptances

The Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties. The commercial paper obligations, which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, a Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Call or Buy-Back Features

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund may typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Mortgage-Related And Other Asset Backed Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. Each Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities.

Mortgage Pass-Through Securities

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase in the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. FNMA and FHLMC have both recently faced scrutiny regarding their accounting practices and policies.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Fund’s industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”)

A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage Backed Securities

Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Collateralized Debt Obligations

Each Fund may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Mortgage “Dollar Roll” Transactions

Each Fund may enter into mortgage “dollar roll” transactions with selected banks and broker-dealers. In a dollar roll, a Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future day. A Fund will only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. For financial reporting and U.S. federal income tax purposes, each Fund expects to treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. None of the Funds currently intend to enter into mortgage dollar roll transactions that are accounted for as financing.

Consistent with each Fund’s investment objectives and policies, the Fund also may invest in other types of asset-backed securities.

Bank Obligations

Bank obligations that may be purchased by each Fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Securities issued or guaranteed by non-U.S. banks and non-U.S. branches of U.S. banks are subject to many of the risks of investing in non-U.S. securities generally.

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is to a significant extent dependent upon the availability and cost of capital of funds used by the bank to finance its lending operations. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

Initial Public Offerings

Certain Funds may purchase shares in initial public offerings (“IPO”). Because IPO shares frequently are volatile in price, such a Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs has added risks because their shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.

Convertible Securities

Each Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities, which may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income, which generate higher yields than those of common stocks of the same or similar issuers but lower than the yield on non-convertible debt. Convertible securities are usually subordinate or are comparable to non-convertible securities but rank senior to common stock or shares in a company’s capital structure. The value of a convertible security is a function of (i) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

High Yield Securities

Each Fund may invest in high yield securities. High yield securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Under rating agency guidelines, any quality and protective characteristics of high yield securities will likely be outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be in default or not current in the payment of interest or principal. A Fund’s achievements of its objective may be more dependent on the Sub-Adviser’s own credit analysis than is the case with funds that invest in higher rated fixed income securities.

Changes in Credit Ratings. Changes by recognized rating services in their ratings of a high yield security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody’s and S&P is set forth in Appendix A to this SAI. The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located, which may cause a rating to be lower than would otherwise by suggested by the intrinsic creditworthiness of the issuer.

Liquidity. The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer, decreasing the liquidity of the high yield securities held in a Fund’s portfolio. These factors may have an adverse effect on the ability of a Fund holding such securities to dispose of particular portfolio investments at the price it would wish, may adversely affect the Fund’s net asset value per share and may limit the ability of such Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.

Legislative and Regulatory Developments. Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in prior years.

High Yield Corporate Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. A Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. These risks may be greater for non-U.S. high yield securities especially those of issuers located in emerging markets.

The development of markets for high yield corporate securities has been a relatively recent phenomenon, especially outside the United States. In addition, these markets have undergone significant changes in the past and may undergo significant changes in the future.

Most of the high yield securities in which a Fund invests will bear interest at fixed rates but a Fund may also invest in securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

High Yield Non-U.S. Debt Securities. Investing in fixed and floating rate high yield non-U.S. debt securities, especially those of issuers located in emerging market countries, will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located, in addition to the risks of investing in high yield securities generally. For example, the ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, an issuer’s (including sovereign issuers) cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, and the relative size of its debt service burden. Non-U.S. issuers, including government issuers, may also have debt (such as commercial bank debt) which is senior to its high yield securities.

The ability of a non-U.S. sovereign obligor, especially an obligor in an emerging market country, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credit and investments, fluctuations in interest rates and the extent of its foreign reserves, and the issuing government’s policy toward the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a non-U.S. sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of an issuer to obtain sufficient foreign exchange to service its debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

As a result of the foregoing or other factors, a governmental obligor, especially an obligor in an emerging market country, may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of non-U.S. sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.

Firm Commitments and When-Issued Securities

Each Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A Fund will designate liquid assets in an amount at least equal in value to the Fund’s commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Floating and Variable Rate Instruments

Each Fund may each invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. The variable rate obligations in which a Fund may invest include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by a Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as liquid for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as illiquid for such purpose. The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due. To facilitate settlement, some demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.

Interest-Only Securities

Interest only securities (“IOs”) are a form of stripped mortgage security. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks and special purpose subsidiaries of the foregoing. The risk of early prepayment is the primary risk associated with IOs.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. IOs are one class of a stripped mortgage security that receives all of the interest (while another class will receive all of the principal (“POs” or “principal only class”)).

Loan Participations and Assignments

Each Fund may invest in loan participations and assignments. Each Fund considers loan participations and assignments to be investments in debt securities. Loan participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When a Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

A Fund may have difficulty disposing of assignments and loan participations. In many cases the market for such instruments is not highly liquid, and therefore each Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Fund’s ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower or the ability to dispose of them at the price issued.

Money Market Instruments/Securities

Each Fund may hold money market instruments, including commercial paper, bankers acceptances, certificates of deposit and other short term debt securities as ancillary liquid assets.

Restricted Securities and Securities with Limited Trading Markets (Rule 144A)

Each Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If a Fund were to acquire substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to a Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. The Funds may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. Liquidity determinations with respect to Rule 144A securities will be made by the Board or by the Adviser or Sub-Adviser pursuant to guidelines established by the Board. A Fund’s holdings of Rule 144A securities which are considered liquid securities will not be subject to the Fund’s applicable limitation on investments in illiquid securities.

Each Fund may purchase Rule 144A securities on the GSTrUE exchange and other similar exchanges. These markets provide access to only institutional and highly sophisticated investors. They allow private companies to raise capital without the disclosure requirements of public markets and follow specific SEC rules to avoid certain disclosure requirements. Under these rules, companies are able to sell securities without registering them if the issued securities are limited to qualified institutional buyers (investors with at least $100 million in assets), and there are less than 500 shareholders. The market is run through a proprietary trading system. This system allows the members of the exchange to view bid and ask offers and recent sales. Actual transactions are made through special brokers. Because of the lack of disclosure in these markets, shares are expected to trade at a discount to the equivalent price achievable if the shares were listed on a public market. Companies utilizing these markets however, believe that the ability to avoid disclosure requirements of public markets is more important than receiving the higher price available from a public exchange listing.

U.S. Government Securities

Each Fund may invest without limit in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality. A Fund will invest in such obligations only where the Sub-Adviser is satisfied that the credit risk with respect to the issuer is minimal.

Securities issued by the U.S. Treasury generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from these securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate, which could affect a Fund’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Some U.S. Government securities (such as Fannie Maes and Freddie Macs) are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but are not backed by the full faith and credit of the U.S. government. Therefore, the securities would generally be neither issued nor guaranteed by the U.S. Treasury.

Zero Coupon Securities, Pay-In-Kind Bonds and Deferred Payment Securities

Each Fund may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. Each Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not generally be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.

Current U.S. federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for U.S. federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

OTHER PRACTICES

Borrowing

Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense.

Subject to the limitations described under “Investment Limitations” below and elsewhere herein, each Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. Each Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Depositary Receipts

Depositary receipts include sponsored and unsponsored depositary receipts that are or become available, including American Depositary Receipts (“ADRs”), and Global Depositary Receipts (“GDRs”) and other depositary receipts. Depositary receipts are typically issued by a financial institution (“depositary”) and evidence ownership interests in a security or a pool of securities (“underlying securities”) that have been deposited with the depositary. The depositary for ADRs is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. ADRs are publicly traded on exchanges or OTC in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the non-U.S. issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the non-U.S. issuer assumes no obligation and the depositary’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. In the case of GDRs, the depositary can be a non-U.S. or a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world, thus allowing them to raise capital in these markets, as opposed to just in their home market. The advantage of GDRs is that shares do not have to be bought through the issuing company’s home exchange, which may be difficult and expensive, but can be bought on all major stock exchanges. In addition, the share price and all dividends are converted to the shareholder’s home currency. As for other depositary receipts, the depositary may be a non-U.S. or a U.S. entity, and the underlying securities may have a non-U.S. or a U.S. issuer. For purposes of each Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts purchased by a Fund may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, in which case the Fund may be exposed to relative currency fluctuations.

Illiquid Securities

Each Fund may invest up to 15% of the value of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written OTC options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws.

To the extent that liquid assignments and loan participations that a Fund holds become illiquid due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase. The Adviser or Sub-Adviser, as applicable, under the supervision of the Board, monitors Fund investments in assignments and loan participations and will, in such a case, consider appropriate measures to enable each Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Loans of Portfolio Securities

To the extent permissible under its investment policies, each Fund may lend portfolio securities to brokers or dealers or other financial institutions in accordance with policies and procedures of the Trust, as may be adopted from time to time. The procedure for the lending of securities will typically include the following features and conditions. The collateral will consist either of U.S. Government Securities or the borrower of the securities will deposit cash with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund seek to will invest the collateral in short-term debt securities, cash equivalents (or pooled investment vehicle interests in cash, cash equivalents and short-term debt instruments) and earn the income thereon. A negotiated portion of the income so earned may be paid to securities or lending agent (e.g a bank or trust company) who arranged the loan. The collateral will be marked to market daily, and if the value of the collateral drops below the required minimum at any time, the borrower may typically be called upon to post additional collateral. These will be “demand” loans and may be terminated by the Fund at any time. The Fund will receive any payments in lieu of dividends and interest paid on the securities lent, although the U.S. federal income tax characteristics of such payment may change. The Fund’s performance will continue to reflect changes in the value of the securities loaned.

These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligations. In the event of the default or bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities a Fund lent has increased or the value of the collateral decreased, the Fund could experience a loss. In the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest. A Fund may also lose money if its incurs losses on the reinvestment of cash collateral.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, generally retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters which the Sub-Adviser believes materially affect the investment; however, the Fund may not be able to recall the securities in time for the Fund to be the owner on the record date for determining shareholders entitled to vote or consent on the matter. The Fund may typically also call such loans in order to sell the securities involved.

Repurchase Agreements

Each Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. The Sub-Adviser monitors the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation.

While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Repurchase agreements with maturities of more than seven days will be treated as illiquid securities.

Reverse Repurchase Agreements

Each Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund.

INVESTMENT LIMITATIONS

Fundamental Investment Restrictions

The following is a description of fundamental policies that may not be changed without the vote of a majority of a Fund’s outstanding voting securities. Under the 1940 Act, the vote of a majority of the outstanding securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called: (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company, whichever is less. The percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

ALPS | Red Rocks Listed Private Equity Fund	A
ALPS | WMC Research Value Fund	B
Clough China Fund	C
ALPS|CoreCommodity Management CompleteCommodities Strategy Fund	D
RiverFront Funds	E
ALPS | Kotak India Growth Fund	F
ALPS | Metis Global Micro Cap Value Fund	G

Fundamental Investment Limitations
Diversification	A	B	C	D	E	F	G
With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.	X	X		X	X	X	X
Concentration****
The Fund may not purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time (excluding the U.S. Government and its agencies and instrumentalities), except that the Fund will normally invest greater than 25% of its assets in the securities of issuers in the private equity related industries.**	X
The Fund may not purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time (excluding the U.S. Government and its agencies and instrumentalities). ***		X	X	X		X	X
Each Fund may not purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time (excluding the U.S. Government and its agencies and instrumentalities), except that each RiverFront Fund may cause 25% or more of the value of its total assets at the time of purchase to be invested in exchange-traded funds to the extent exchange-traded funds are determined to be an industry or group of industries.					X

The Fund may not purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time (excluding the U.S. Government and its agencies and instrumentalities)
Borrowings
The Fund may not borrow money, except to the extent permitted under the 1940 Act.*	X	X	X	X	X	X	X
Loans
The Fund may not make loans, except that the Fund may purchase or hold debt instruments in accordance with their investment objectives and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.	X	X	X	X	X	X	X

Underwriting Activity
The Fund Act may not as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws	X	X	X	X	X	X	X
Real Estate
The Fund may not purchase or sell real estate, although the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests.	X	X	X	X	X	X	X
Commodities
The Fund may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities, including but not limited to, purchasing or selling commodity exchange-traded funds or exchange-traded notes	X	X	X		X		X
The Fund may not purchase or sell commodities, except that this restriction shall not prohibit the Fund, subject to restrictions described in the Fund’s Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.				X		X
The Fund may not purchase or sell commodities.
The Fund may not purchase or sell commodities, except that this restriction shall not prevent the Fund from (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).
Senior Securities
The Fund may not issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.*	X	X	X	X	X	X	X

*	These restrictions shall be interpreted based upon no-action letters and other pronouncements of the staff of the Securities and Exchange Commission (“SEC”). Under current pronouncements, certain Fund positions may be excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise. See “Borrowing” above.

**	The ALPS | Red Rocks Listed Private Equity Fund currently intends to use the Standard Industrial Classification System (“SIC”). The use of any particular classification system is not a fundamental policy of the Fund. The Fund may use other classification titles, standards, and systems from time to time, as it determines to be in the best interests of shareholders.

***	The ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, the ALPS | Kotak India Growth Fund and ALPS | Metis Global Micro Cap Value Fund currently intend to use the Global Industry Classification Standard (“GICS”). The use of any particular classification system is not a fundamental policy of the Funds. The Funds may use other classification titles, standards and systems from time to time as determined to be in the best interests of shareholders.

****	With respect to the concentration policies, each Fund will consider the holdings of an underlying fund, including private equity funds, when determining compliance with such concentration policy.

Non-Fundamental Investment Restrictions of All Funds

The other restrictions set forth below, as well as each Fund’s investment objective and each of the other investment restrictions set forth in the Prospectus or this SAI and not designated as fundamental, are not fundamental policies and may be changed by the Board without shareholder approval.

It is contrary to the Funds’ present policy, which may be changed without shareholder vote, to:

(1) purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of a Fund’s net assets (based on then-current value) would then be invested in such securities; or

(2) Make short sales of securities or maintain a short position or purchase securities on margin, in excess of 10% of a Fund’s net assets (based on then-current value), except that a Fund may obtain short-term credits as necessary for the clearance of security transactions, and a Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act. This non-fundamental investment restriction does not apply to the ALPS | Metis Global Micro Cap Value Fund.

For purposes of Restriction (1) above, the staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct their operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act and certain commercial paper, that the Sub-Adviser has determined to be liquid under procedures approved by the Board.

Additional Non-Fundamental Investment Restrictions of the ALPS | WMC Research Value Fund

The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Fund’s Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 10% of the market value of the Fund’s total assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund’s total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.

Notwithstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.

There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment or any other later change.

In view of the Fund’s investment objective of capital appreciation, with income as a secondary objective, the Fund intends to purchase securities for long-term or short-term profits, as appropriate. Securities will be disposed of in situations where, in management’s opinion, such potential is no longer feasible or the risk of decline in the market price is too great. Therefore, in order to achieve the Fund’s objectives, the purchase and sale of securities will be made without regard to the length of time the security is to be held. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions.

An additional non-fundamental policy is that the Fund will not concentrate its investments in domestic bank money market instruments.

Additional Non-Fundamental Investment Restrictions of the Clough China Fund

The Fund is a non-diversified portfolio, which means that the Fund may invest its assets in the securities of any issuer without limitation as to the size of the investment. To qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, the Fund will comply with the following restriction: With respect to at least 50% of the Fund’s total assets, the Fund will not invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities), and will not purchase more than 10% of the outstanding voting securities of any single issuer.

The Fund will not short sell a security if (1) after giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund’s net assets; (2) the market value of the securities of any single issuer that have been sold short by the Fund would exceed 2% of the value of the Fund’s net assets; and (3) such securities would constitute more than 2% of any class of the issuer’s securities.

Master/Feeder Structure

In lieu of investing directly, the Board may consider whether a Fund’s investment objective would be furthered by converting to a master/feeder structure, pursuant to which the Fund would invest all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund. The master/feeder structure is an arrangement that allows several investment companies with different shareholder-related features or distribution channels, but having substantially the same investment objectives, policies and restrictions, to combine their investments by investing all of their assets in the same portfolio instead of managing them separately.

Conversion to a master/feeder structure may serve to attract other collective investment vehicles with different shareholder servicing or distribution arrangements and with shareholders that would not have invested in a Fund. In addition, a master/feeder structure may serve as an alternative for large, institutional investors in a Fund who may prefer to offer separate, proprietary investment vehicles and who otherwise might establish such vehicles outside of the Fund’s current operational structure. No assurance can be given, however, that the master/feeder structure will result in a Fund stabilizing its expenses or achieving greater operational efficiencies.

Each Fund’s methods of operation and shareholder services would not be materially affected by the investment in another investment company (“Master Fund’) having substantially the same investment objective and policies as the Fund, except that the assets of the Fund may be managed as part of a larger pool of assets. If a Fund invested all of its assets in a Master Fund, it would hold beneficial interests in the Master Fund and the Master Fund would directly invest in accordance with the objectives and policies described for the Fund. The Fund would otherwise continue its normal operation. The Board would retain the right to withdraw a Fund’s investment from a Master Fund at any time it determines that it would be in the best interest to shareholders to do so. The Fund would then resume investing directly in individual securities of other issuers or invest in another Master Fund.

If the Board determines that a conversion to a master/feeder structure is in the best interest of a Fund’s shareholders, it will consider and evaluate specific proposals prior to the implementation of the Fund’s conversion and its shareholders would be notified in advance of any such conversion.

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the Adviser or Sub-Adviser, as applicable, in the best interests of the shareholders. Each Fund’s portfolio turnover rate may vary from year to year, as well as within a year. Each Fund’s distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a Fund. See “Portfolio Transactions and Brokerage” in this SAI.

For reporting purposes, each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in a Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser or a Sub-Adviser, as applicable, deem it advisable to purchase or sell securities.

The following tables summarize the portfolio turnover rates for each Fund for the last two fiscal years.

Fund Name	For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016
ALPS | Red Rocks Listed Private Equity Fund	31%	30%
ALPS | WMC Research Value Fund	70%	78%
Clough China Fund	71%	126%
ALPS | CoreCommodities Management CompleteCommodities Strategy Fund	66%	50%
RiverFront Asset Allocation Aggressive	60%	113%
RiverFront Asset Allocation Growth	56%	124%
RiverFront Asset Allocation Growth & Income	63%	129%
RiverFront Asset Allocation Moderate	56%	132%
RiverFront Asset Allocation Income & Growth	63%	137%
ALPS | Kotak India Growth Fund	30%	23%
ALPS | Metis Global Micro Cap Value Fund(1)	61%	77%
(1)	ALPS | Metis Global Micro Cap Value Fund commenced operations on December 24, 2015.

With respect to the RiverFront Funds, significant differences in the portfolio turnover rates from year to year were primarily the result of tactical adjustments made as part of RiverFront’s investment selection process. With respect to the Clough China Fund, significant differences in the portfolio turnover rates were primarily the result of purchase and redemption activity.

DISCLOSURE OF PORTFOLIO HOLDINGS

This Policy sets forth the conditions under which Portfolio Holdings data for Financial Investors Trust (the “Trust”) on behalf of each Fund (collectively the “Funds” and each, a “Fund”) may be disclosed to Third Parties (which may include the public) and Service Providers. No data about the Funds may be disclosed except in accordance with this Policy.

Portfolio Holdings data includes, but is not limited to, the following information about the Funds: (i) specific securities held; (ii) industry sector breakdowns as a percentage of portfolio net assets; (iii) asset composition (e.g., equities versus bonds); (iv) U.S. versus foreign holdings percentage breakdowns and regional breakdowns (e.g., Asia, North America); and (v) top 10 portfolio holdings in order of position size, including percentage of portfolio.

“Third Parties” or a “Third Party” means a person other than a Service Provider, an employee of a Service Provider, a Trustee of the Board, or an officer of the Funds.

“Service Providers” or a “Service Provider” includes, but is not limited to, the investment adviser, sub-adviser, administrator, custodian, transfer agent, fund accountant, principal underwriter, software or technology service providers, pricing and proxy voting service providers, research and trading service providers, auditors, accountants, and legal counsel, or any other entity that has a need to know such information in order to fulfill their contractual obligations to provide services to the Funds.

Policy Overview

The Board has adopted, on behalf of the Funds, policies and procedures relating to disclosure of the Portfolio Holdings. These policies and procedures are designed to protect the confidentiality of the Portfolio Holdings’ information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board.

In order to protect the Funds from any trading practices or other use by a Third Party that could harm the Funds, Portfolio Holdings’ and other Fund-specific information must not be selectively released or disclosed except under the circumstances described below.

The Board will periodically review the list of entities that have received, other than through public channels, Portfolio Holdings data, to ensure that the disclosure of the information was in the best interest of shareholders, identify any potential for conflicts of interest and evaluate the effectiveness of its current portfolio holding policy.

The identity of such entities is provided below:

Name of Recipient	Frequency of Holdings Disclosure	Information Lag	Date of Information	Date Provided to Recipients
ALPS Advisors, Inc. (Adviser)	Daily	None	Daily	Daily
Red Rocks Capital LLC (Sub-Adviser)	Daily	None	Daily	Daily
Wellington Management Company LLP (Sub-Adviser)	Daily	None	Daily	Daily
Clough Capital Partners LP (Sub-Adviser)	Daily	None	Daily	Daily
CoreCommodity Management, LLC (Sub-Adviser)	Daily	None	Daily	Daily
RiverFront Investment Group, LLC (Sub-Adviser)	Daily	None	Daily	Daily
Kotak Mahindra Asset Management (Singapore) Pte. Ltd. (Sub-Adviser)	Daily	None	Daily	Daily
Metis Global Partners, LLC (Sub-Adviser)	Daily	None	Daily	Daily
ALPS Fund Services, Inc. (Administrator)	Daily	None	Daily	Daily
State Street Bank & Trust Company. (Custodian)	Daily	None	Daily	Daily
The Bank of New York Mellon (Custodian – ALPS | Kotak India Growth Fund)	Daily	None	Daily	Daily
Deloitte & Touche LLP (Independent Registered Public Accounting Firm)	As needed	None	As needed	As needed
Davis Graham & Stubbs LLP (Counsel)	As needed	None	As needed	As needed
Bloomberg LP	Daily	None	Daily	Daily
Brown Brothers Harriman & Co.	Daily	None	Daily	Daily
Moody’s Analytics Knowledge Services	Daily	None	Daily	Daily
FactSet Research Systems Inc.	Daily	None	Daily	Daily
Glass, Lewis & Co., LLC	Daily	None	Daily	Daily
Markit WSO Corporation	Daily	None	Daily	Daily
MSCI, Inc.	Daily	None	Daily	Daily
Syntel, Inc.	Daily	None	Daily	Daily
Institutional Shareholder Services	Daily	None	Daily	Daily
SEI	Daily	None	Daily	Daily
The McNamara Group	Daily	None	Daily	Daily

Only officers of the Funds and their authorized agents, including, but not limited to, the Chief Compliance Officer of the investment adviser or sub-adviser, may approve the disclosure of a Fund’s Portfolio Holdings. Except as set forth under “Policy Exceptions” below, exceptions to this Policy may only be made if an officer of a Fund and its authorized agents, including, but not limited to, the Chief Compliance Officer of the investment adviser or sub-adviser, determines that the disclosure is being made for a legitimate business purpose and such disclosures must be documented and reported to the Board on a quarterly basis. In all cases, Third Parties and Service Providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any Portfolio Holdings data received and not to trade on the Confidential Portfolio Information (defined below) received. Neither the Trust nor its Service Providers (nor any persons affiliated with either) can receive any compensation or other consideration in connection with the sharing of a Fund’s Portfolio Holdings.

Disclosure of the Portfolio Holdings’ information that is not publicly available (“Confidential Portfolio Information”) may be made to Service Providers. In addition, to the extent permitted under applicable law, the investment adviser or sub-adviser may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the Fund’s relevant Service Providers and to facilitate the review of the Funds by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the investment adviser or sub-adviser believes is reasonably necessary in connection with the services to be provided. As noted above, except to the extent permitted under this Policy, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the applicable Fund’s investment adviser’s or the sub-adviser’s Chief Compliance Officer (or persons designated by the investment adviser’s or the sub-adviser’s Chief Compliance Officer) must determine in writing that, under the circumstances, the disclosure is being made for a legitimate business purpose. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or the recipient must be subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel.

The applicable Fund’s investment adviser or sub-adviser shall have primary responsibility for ensuring that the Portfolio Holdings’ information is disclosed only in accordance with this Policy. As part of this responsibility, the applicable Fund’s investment adviser or sub-adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

Full Portfolio Holdings

Except as set forth in this Policy, the full holdings of a Fund will be disclosed on a quarterly basis on forms required to be filed with the U.S. Securities and Exchange Commission (“SEC”) as follows: (i) Portfolio Holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) Portfolio Holdings as of the end of the first and third fiscal quarters will be filed in Form N-Q; and (iii) Portfolio Holdings as of the end of the second fiscal quarter will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs are available on the SEC’s website at www.sec.gov. T Each of the RiverFront Funds currently authorize monthly dissemination of full holdings of a Fund after a ten (10) calendar day lag. The ALPS | CoreCommodity Management CompleteCommodities Strategy Fund currently authorizes monthly dissemination of full holdings of the Fund after a thirty (30) calendar day lag. The ALPS | Red Rocks Listed Private Equity Fund currently authorizes quarterly dissemination of full holdings after a forty-five (45) calendar day lag. The ALPS | Kotak India Growth Fund currently authorizes the quarterly dissemination of full holdings after a fifteen (15) calendar day lag.

Partial Portfolio Holdings

Except as set forth in this Policy, partial Portfolio Holdings information will only be provided to Third Parties for the most recent month-end period and only after a thirty (30) calendar day delay from the end of the month being provided. These holdings may include any combination of the Portfolio Holdings information, except for full Portfolio Holdings. The Clough China Fund currently authorizes monthly dissemination of the Fund’s top 10 holdings after a ten (10) calendar day lag. The ALPS | CoreCommodity Management CompleteCommodities Strategy Fund currently authorizes quarterly dissemination of partial holdings of the Fund with a seven (7) calendar day lag. The ALPS | Kotak India Growth Fund currently authorizes monthly dissemination of partial holdings of the Fund with a fifteen (15) calendar day lag.

Policy Exceptions

The following disclosures of Portfolio Holdings are not prohibited by this Policy:

●	Disclosures that are required by law;

●	Disclosures necessary for Service Providers (defined above);

●	Disclosure necessary for Rating Agencies to assess applicable fund ratings;

●	Disclosures necessary to broker-dealers or banks as part of the normal buying, selling, shorting, or other transactions in portfolio securities;

●	Disclosures to the applicable Fund’s or Service Providers’ regulatory authorities, accountants, or counsel;

●	Disclosures to the adviser or sub-adviser of a Fund of compiled data concerning accounts managed by the particular adviser or sub-adviser; or

●	Any portfolio holdings that precede a full public disclosure (e.g., portfolio holdings that are dated prior to the most recent quarterly disclosure) are not considered to be sensitive, proprietary information of the Fund, and therefore are not subject to the aforementioned disclosure policies.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for a Fund are made with a view to achieving its investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investment by the Fund may also be appropriate for other clients served by the Adviser or Sub-Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser or Sub-Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of the Fund in determining whether the allocation of an investment is suitable. The Adviser or Sub-Adviser may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser or Sub-Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including a Fund.

Brokerage and Research Services

The Adviser or Sub-Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Fund through a substantial number of brokers and dealers. In so doing, the Adviser or Sub-Adviser uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser or Sub-Adviser, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.

The Adviser or Sub-Adviser places orders for the purchase and sale of portfolio investments for the Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Fund, the Adviser or Sub-Adviser will seek the best price and execution of the Fund’s orders. In doing so, the Fund may pay higher commission rates than the lowest available when the Adviser or Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Fund may use a broker-dealer that sells Fund shares to effect transactions for the Fund’s portfolios, the Fund will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in non-U.S. securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by the Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which the Fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

Advisers or sub-advisers of investment companies and other institutional investors receive research and brokerage products and services (together, “services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser or Sub-Adviser receives brokerage and research products and services from many broker-dealers with which the Adviser or Sub-Adviser places the Fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The advisory fees paid by the Fund are not reduced because the Adviser or Sub-Adviser receives such services even though the receipt of such services relieves the Adviser or Sub-Adviser from expenses it might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Adviser or Sub-Adviser to place the Fund’s portfolio transactions may be useful to the Adviser or Sub-Adviser in providing services to the Adviser or Sub-Adviser’s other clients, although not all of these services may be necessarily useful and of value to the Adviser or Sub-Adviser in managing the Fund. Conversely, brokerage and research products and services provided to the Adviser or Sub-Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Adviser or Sub-Adviser may be useful to the Adviser or Sub-Adviser in managing the Fund, although not all of these brokerage and research products and services may be necessarily useful and of value to the Adviser or Sub-Adviser in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), an Adviser or Sub-Adviser may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Adviser or Sub-Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Adviser or Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Adviser or Sub-Adviser’s overall responsibilities to the advisory accounts for which it exercises investment discretion.

The Adviser or Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser or Sub-Adviser where, in the judgment of the Adviser or Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser or Sub-Adviser may receive and retain compensation for effecting portfolio transactions for the Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

The following tables list the total amount of brokerage commissions paid by each Fund for the fiscal year or period noted:

Fund Name	For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016	For the Fiscal Period Ended October 31, 2015
ALPS | Red Rocks Listed Private Equity Fund	$217,141	$279,432	$214,718
ALPS | WMC Research Value Fund	$61,392	$88,337	$96,615
Clough China Fund	$161,135	$304,914	$774,467
ALPS | CoreCommodity Management CompleteCommodities Strategy Fund	$44,671	$34,465	$36,161
RiverFront Asset Allocation Aggressive	$2,379	$3,692	$6,724
RiverFront Asset Allocation Growth	$1,508	$1,220	$6,321
RiverFront Asset Allocation Growth & Income	$2,506	$7,498	$5,884
RiverFront Asset Allocation Moderate	$6,031	$5,543	$3,079
RiverFront Asset Allocation Income & Growth	$789	$1,807	$6,182
ALPS | Kotak India Growth Fund	$25,987	$12,231	—
ALPS | Metis Global Micro Cap Value Fund (1)	$24,087	$15,461	N/A

(1)	ALPS | Metis Global Micro Cap Value Fund commenced operations on December 24, 2015.

For the fiscal year or period noted, the total brokerage commissions paid by each Fund to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds are summarized below:

Fund Name	For the Fiscal Year Ended October 30, 2017		For the Fiscal Year Ended October 30, 2016		For the Fiscal Period Ended October 30, 2015
Commissions		Transactions	Commissions	Transactions	Commissions	Transactions
ALPS | WMC Research Value Fund	$4,672	$12,402,539	$8,037	$14,008,684	$8,588	$25,985,059
Clough China Fund	$12,157	$8,250,571	$0	$0	$0	$0

*	Wellington Management requests broker/dealers to accrue cash balances for payment of qualified third-party research services through CCAs. These balances are generally not systematically linked to commissions generated by trades placed on behalf of Wellington Management’s clients, but rather are managed in the aggregate across commissions generated by all clients. If a broker/dealer who pays for third-party research is used to execute CCA eligible trades in a client account, then Wellington Management assigns to each client account a pro rata share of the third-party research payment made by that broker/dealer. The account’s pro rata share for each broker is based on the percentage of aggregate firm wide commissions with each firm that are used for third-party research payment. Broker/dealers may implement this accrual process using various methods and assumptions that are not transparent to Wellington Management.

The ALPS | Red Rocks Listed Private Equity Fund, the ALPS | CoreCommodity Management CompleteCommodities Strategy Fund and the ALPS | Kotak India Growth Fund had no transactions identified for execution primarily on the basis of research and other services provided to the Funds and therefore no related commissions. With respect to the RiverFront Funds, all of those commissions were paid to brokers and dealers that provided research services to RiverFront.

The following tables list the total amount of brokerage commissions to brokers who were affiliated with the Fund, the Adviser or the Sub-Adviser, as applicable, during the fiscal year or period noted below:

Fund Name	For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016	For the Fiscal Period Ended October 31, 2015
ALPS | Red Rocks Listed Private Equity Fund	$0	$0	$0
ALPS | WMC Research Value Fund*	$0	$0	$0
Clough China Fund	$0	$0	$0
ALPS|CoreCommodity Management CompleteCommodities Strategy Fund	$0	$0	$0
RiverFront Asset Allocation Aggressive	$0	$0	$0
RiverFront Asset Allocation Growth	$0	$0	$0
RiverFront Asset Allocation Growth & Income	$0	$0	$0
RiverFront Asset Allocation Moderate	$0	$0	$0
RiverFront Asset Allocation Income & Growth	$0	$0	$0
ALPS | Kotak India Growth Fund	$2,238	$1,075	$0
ALPS | Metis Global Micro Cap Value Fund(1)	$0	$0	N/A

*	Wellington Management has a broker-dealer affiliate, Wellington Management Advisers, Inc. This entity does not engage in retail brokerage, lending, securities underwriting, or proprietary trading. Its business is limited to introducing US prospects and clients to the investment management capabilities of the Wellington Management organization, including to prospects who ultimately may purchase interests in Wellington Management private funds. Wellington Management does not direct trades through Wellington Management Advisers, Inc., nor does this broker-dealer affiliate have the capability to process such trades

(1)	ALPS | Metis Global Micro Cap Value Fund commenced operations on December 24, 2015.

Each Fund may acquire securities of brokers who execute the Fund’s portfolio transactions. As of October 31, 2017, certain Funds owned securities of their regular broker-dealers (or parents) as shown below:

Fund Name	Name of Broker-Dealer	Market Value of Securities Owned
ALPS | Red Rocks Listed Private Equity Fund	N/A	N/A
ALPS | WMC Research Value Fund	Bank of America Advisors	$ 4,524,883
ALPS | WMC Research Value Fund	Goldman Sachs	$ 483,990
Clough China Fund	N/A	N/A
ALPS | CoreCommodity Management CompleteCommodities Strategy Fund	N/A	N/A
RiverFront Asset Allocation Aggressive	N/A	N/A
RiverFront Asset Allocation Growth	N/A	N/A
RiverFront Asset Allocation Growth & Income	N/A	N/A
RiverFront Asset Allocation Moderate	N/A	N/A
RiverFront Asset Allocation Income & Growth	N/A	N/A
ALPS | Kotak India Growth Fund	N/A	N/A
ALPS | Metis Global Micro Cap Value Fund	N/A	N/A

PURCHASE, EXCHANGE & REDEMPTION OF SHARES

ALPS Fund Services, Inc. (the “Transfer Agent”), will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Confirmations of each purchase, exchange or redemption are sent to each shareholder. Quarterly statements of account are also sent, which include shares purchased as a result of a reinvestment of Fund distributions. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Class A Shares

The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of the Fund are segregated and are charged with the expenses with respect to that class of the Fund along with a share of the general expenses of the Fund and Trust. Any general expenses of the Fund that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Trustees in such manner as they determine to be fair and equitable.

Purchase of Shares

The following table lists the sales charges that will be applied to your share purchase, subject to the breakpoint discounts indicated in the tables and described below.

Purchase Amount	Class A (Sales Charge)
Less than $50,000	5.50%
$50,000 but less than $100,000	4.50%
$100,000 but less than $250,000	3.50%
$250,000 but less than $500,000	2.50%
$500,000 but less than $1 million	2.00%
$1 million or greater	0.00%*

* A contingent deferred sales charge of 1.00% may apply to shares redeemed within 18 months after a purchase in excess of $1 million.

Dealer Commissions and Compensation

Class A Shares

Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more; purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees; and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $10 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

Underwriting Commissions

As of the date of this SAI, Class A shares had not yet commenced operations. Therefore there were no front end sales charges paid in connection with sales of Class A shares nor any amounts retained by APSD.

Other Information

The minimum initial investments in each Fund are set forth in the Prospectus. Subsequent purchases may be made in any amount.

Subsequent investments may be made at any time by mailing a check to a Fund’s Transfer Agent, along with a detachable stub from the Statement of Account (or a letter providing the account number). Shareholders should be sure to write the Fund’s account number on the check. Purchases of Fund shares (initial or subsequent) may not be made by third party check.

Shares of a Fund may be purchased on any business day at the net asset value per share next determined after receipt of a purchase order. Share certificates will not be issued. Share purchase orders are effective on the date a Fund receives a completed Account Application Form (and other required documents) and federal funds become available.

Initial and subsequent investments may also be made by wire transfer. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

For a share purchase order for a Fund to become effective on a particular business day, prior to 4:00 p.m. (Eastern time): (i) in the case of a wire transfer payment, a purchaser must call 866.759.5679 to inform the Transfer Agent of an incoming wire transfer; or (ii) in the case of payment by check or money order, a complete share purchase order must be actually received by the Transfer Agent, and, in either case, federal funds must be received by the Transfer Agent, on behalf of the Fund. If federal funds are received by the Transfer Agent that same day, the order will be effective on that day. If a Fund receives notification of a wire transfer or a complete share purchase order after 4:00 p.m. (Eastern Time), or if federal funds are not received by the Transfer Agent, such purchase order shall be executed as of the date that federal funds are actually received.

The price of a Fund’s shares and the valuation of Fund assets are discussed in “Net Asset Value.”

Exchanging Shares

Class A

If you have held all or part of your shares in a Fund for at least seven days, you may exchange those shares for shares of the same class of any of the following funds (each, an “ALPS-Advised Fund”), if such ALPS-Advised Fund is available for sale in your state and meets the investment criteria of the investor:

ALPS | Red Rocks Listed Private Equity Fund	RiverFront Asset Allocation Aggressive
ALPS | WMC Research Value Fund	RiverFront Asset Allocation Growth
Clough China Fund	RiverFront Asset Allocation Growth & Income
ALPS | CoreCommodity Management CompleteCommodities Strategy Fund	RiverFront Asset Allocation Moderate
ALPS | Kotak India Growth Fund	RiverFront Asset Allocation Income & Growth
ALPS | Metis Global Micro Cap Value Fund

All Classes

If you are an existing shareholder of a Fund or of an ALPS-Advised Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical.

Exchanges must meet the minimum investment requirements described in the Prospectus.

Before effecting an exchange, you should read the Prospectus for the fund into which you are exchanging.

You may also transfer between classes of a Fund if you meet the minimum investment requirements for the class into which you would like to transfer.

An exchange represents the sale of shares from one fund and the purchase of shares of another fund. For U.S. federal income tax purposes, this may produce a taxable gain or loss in your non-tax-deferred account. Transfers between classes of the same Fund are generally not considered a taxable transaction for U.S. federal income tax purposes, but may result in tax reporting obligations.

The exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders. Although initially there will be no limit on the number of times you may exercise the exchange privilege, each Fund reserves the right to impose such a limitation. Call or write a Fund for further details.

Descriptions of sales charge waivers and discounts, if any, for Class A Shares with respect to financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to the Funds’ prospectus.

Redemption of Shares

If the Board determines that it is in the best interests of the remaining shareholders of a Fund, a Fund may pay the redemption price in whole, or in part, by a distribution in kind from the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as such Board may deem fair and equitable. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Redemption in kind is not as liquid as a cash redemption.

Under the 1940 Act, each Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. Each Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Redemption Procedures. Each Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made by wire on the next business day, but, in any case, within no more than seven business days from the date of receipt. If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day. The value of shares at the time of redemption may be more or less than the shareholder’s cost.

No redemption requests will be processed until a Fund has received a completed Purchase Application, and no redemption of shares purchased by check will be made until all checks received for such shares have been collected, which may take up to 10 days or more.

Redemption Fees. If you sell your shares of the ALPS | Red Rocks Listed Private Equity Fund after holding them 90 calendar days or less, shares of the ALPS | Metis Global Micro Cap Value Fund after holding them 60 calendar days or less, or shares of the Clough China Fund, the ALPS|CoreCommodity Management CompleteCommodities Strategy Fund or the ALPS | Kotak India Growth Fund after holding them 30 calendar days or less, a 2% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the respective Fund and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers and changes of account registration within the Fund as long as the money never leaves such Fund; and (iii) redemptions in-kind.

The Fund(s) also permits waivers of the short-term redemption fee for the following transactions:

●	Redemptions due to small balance maintenance fees;

●	Redemptions related to death or due to a divorce decree;

●	Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, required minimum distributions, withdrawals due to disability or death, return of excess contribution amounts and redemptions related to payment of custodian fees; and

●	Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees and redemptions related to death, disability or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell Fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

Each Fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Contingent Deferred Sales Charge (“CDSC”). Class A share purchases of $1 million or more that were made prior to December 1, 2017, and after June 12, 2018, are subject to a CDSC of 1% if those shares are redeemed within 12 months of purchase, subject to certain exceptions disclosed at the time of purchase. Each Fund may waive the imposition of a CDSC on redemption of Fund shares under the following circumstances and conditions:

●	Redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability: and

●	Required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the Fund.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify the Fund prior to the redemption request to ensure your receipt of the waiver.

Rule 12b-1 Plans

As described in the Prospectus, each Fund has adopted a separate plan of distribution for Class A shares, pursuant to Rule 12b-1 under the 1940 Act (each, a “Plan” and collectively, the “Plans”).

The Plans allow each Fund, as applicable, to use Class A assets to pay fees in connection with the distribution and marketing of Class A shares and/or the provision of on-going shareholder services to Class A shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class A shares of the Fund as their funding medium and for related expenses.

The Plans permit each Fund to make total payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Class A shares.

Under the terms of the Plan, the Trust is authorized to make payments to APSD for remittance to financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are shareholders in the Fund. APSD is entitled to retain some or all fees payable under the Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

The Plans may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of a Fund. The Plan may be amended by vote of the relevant Trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in a Plan that would materially increase the fees payable thereunder by the relevant class of shares of a Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred.

Each Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees of the Trust who have no financial interest in the operation of the Plan and (ii) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose.

Amounts Expensed Under the 12b-1 Plan

As of the date of this SAI, Class A shares had not yet commenced operations. Therefore no compensation was paid by APSD to broker-dealers and other services providers of the Funds.

Shareholder Services Plan for Class A Shares

The ALPS | Red Rocks Listed Private Equity Fund, the ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, the ALPS | Kotak India Growth Fund and the ALPS | Metis Global Micro Cap Value Fund have each adopted a shareholder services plan (a “Class A Shareholder Services Plan”) with respect to the Fund’s Class A shares. Under the Class A Shareholder Services Plan, each of the aforementioned Funds is authorized to pay Participating Organizations, an aggregate fee in an amount not to exceed on an annual basis 0.15% for Class A shares of the average daily net asset value of the Class A shares of a Fund attributable to or held in the name of a Participating Organization for its clients as compensation for providing service activities pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during a Fund’s fiscal year for such service activities shall be reimbursed to such Fund as soon as practicable. The Clough China Fund, ALPS | WMC Research Value Fund and the RiverFront Funds do not have a Class A Shareholder Services Plan.

TRUSTEES AND OFFICERS

The business and affairs of each Fund are managed under the direction of its Board. The Board approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, Sub-Adviser, administrator, custodian and transfer agent. The day-to-day operations of each Fund are delegated to the Fund’s Adviser, Sub-Adviser and administrator.

The name, address, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	61	Ms. Anstine is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (14 funds).

Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	63	Mr. Deems is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. He served as Director of University of Colorado Hospital from 2008 to 2016. He was from 1994 to 2007 a Regent of the University of Colorado.	36	Mr. Rutledge is a Trustee of Principal Real Estate Fund (1 fund), Clough Global Dividend and Income Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	32	None.

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee and President	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and ALPS Advisors, Inc. (“AAI”), and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act.	58	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund); Trustee of ALPS ETF Trust (20 funds).

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., ALPS Series Trust and Elevation ETF Trust. Ms. Storms also serves as a Board member and Treasurer of The Center for Trauma & Resilience, a nonprofit agency.
Karen S. Gilomen, 1970	Secretary	Ms. Gilomen was elected Secretary of the Trust at the December 13, 2016 meeting of the Board of Trustees.	Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President - General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Because of her position with ALPS, Ms. Gilomen is deemed an affiliate of the Trust, as defined under the 1940 Act. Ms. Gilomen is also the Secretary of Clough Funds Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Reaves Utility Income Fund, and the Assistant Secretary of the WesMark Funds.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.

Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Boulder Growth & Income Fund, Inc., Centre Funds, Elevation ETF Trust, Index Funds, Reality Shares ETF Trust and Reaves Utility Income Fund.

Jennell Panella, 1974	Assistant Treasurer	Ms. Panella was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.
Alan Gattis, 1980	Assistant Treasurer	Mr. Gattis was elected Assistant Treasurer of the Trust at the September 13, 2016 meeting of the Board of Trustees	Mr. Gattis joined ALPS in 2011 and is currently Vice President and Fund Controller of ALPS. Prior to joining ALPS, Mr. Gattis was an Auditor at Spicer Jeffries LLP (2009 through 2011) and an Auditor at PricewaterhouseCoopers LLP (2004 - 2009). Because of his position with ALPS, Mr. Gattis is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Gattis is also Assistant Treasurer of ALPS Series Trust and Elevation ETF Trust.
Sharon Akselrod, 1974	Assistant Secretary	Ms. Akselrod was elected Assistant Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of ALPS ETF Trust.
Jennifer Craig 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust at the June 8, 2016 meeting of the Board of Trustees.	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough Funds Trust, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc. and ALPS Series Trust.
Sareena Khwaja-Dixon, 1980	Assistant Secretary	Ms. Khwaja-Dixon was elected Assistant Secretary of the Trust at the December 12, 2017 meeting of the Board of Trustees.	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011 – 2015). Ms. Khwaja-Dixon is also Secretary of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc., and Assistant Secretary of Clough Funds Trust, Clough Dividend and Income Fund, Clough Global Opportunities Fund, Clough Global Equity Fund and ALPS Variable Investment Trust.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex includes all series of the Trust, currently 32, and any other investment companies for which any Trustee serves as trustee for and for which ALPS Advisors, Red Rocks, Wellington Management, Clough Capital, RiverFront, Kotak, or Metis provides investment advisory services (currently 34 funds, 1 fund, 0 funds, 4 funds, 5 funds, 0 funds, and 0 funds, respectively).

Additional Information About the Trustees’ Qualifications and Experience

The following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion, as of the date of this SAI, that each person identified below should serve as a Trustee for the Trust.

Mary K. Anstine

Ms. Anstine has been an Independent Trustee of the Trust since March 21, 1997. Currently retired, Ms. Anstine has over 30 years of financial services experience. Most recently, she was President and CEO of HealthONE Alliance, Denver, Colorado from 1994 through 2004. From 1964 to 1994, Ms. Anstine held positions leading up to Executive Vice President of First Interstate Bank. She was selected to serve as a Trustee of the Trust based on her business and financial services experience.

Jeremy W. Deems

Mr. Deems has been an Independent Trustee of the Trust since March 11, 2008. In 2007, Mr. Deems co-founded Green Alpha Advisors, LLC, a registered investment adviser, for which he currently serves as Co-President, Chief Compliance Officer and Chief Financial Officer. Prior to co-founding Green Alpha Advisors, Mr. Deems was CFO of Forward Management, LLC, investment advisor to the Forward Funds and Sierra Club Mutual Funds, where he was also co-portfolio manager to the Sierra Club Stock Fund. In addition, he was the CFO of ReFlow Management Co., LLC. Prior to joining Forward and ReFlow, he served as Regional Marketing Assistant within the Investment Consulting Services Group at Morgan Stanley Dean Witter. Mr. Deems received a B.S. and a MBA in finance from Saint Mary’s College of California and is a licensed Certified Public Accountant and a member of the American Institute of Certified Public Accountants. He was selected to serve as a Trustee of the Trust based on his business, financial services, accounting and investment management experience.

Jerry G. Rutledge

Mr. Rutledge has been an Independent Trustee of the Trust since August 7, 2009. Mr. Rutledge is the President and owner of Rutledge’s Inc., an upscale men’s clothing store, which he opened in 1967. Mr. Rutledge has over 40 years of business experience. He served on the CU Board of Regents from 1995 to 2007 and currently serves as a Director of the University of Colorado Hospital. Mr. Rutledge is a graduate of the University of Colorado. He was selected to serve as a Trustee of the Trust based on his business experience.

Michael “Ross” Shell

Mr. Shell has been an Independent Trustee of the Trust since August 7, 2009. In 2008, Mr. Shell founded Red Idea, LLC, a strategic consulting/early stage venture firm, for which he currently serves as CEO. From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency, during which time he also served as Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, he worked as a business strategy consultant, he was on the Global Client Services team of IDEO, and he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science. He was selected to serve as a Trustee of the Trust based on his business, financial services and investment management experience.

Edmund J. Burke

Mr. Burke has been an Interested Trustee of the Trust since August 7, 2009. Mr. Burke joined ALPS Fund Services, Inc., the Fund’s administrator, in 1991 and currently serves as Director. He is also a Director and President of ALPS Holdings, Inc. and ALPS Advisors, Inc. and Director of ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc., the Fund’s principal underwriter. Mr. Burke has over 20 years of financial services and investment management experience. Before joining ALPS, Mr. Burke was a Regional Vice President for the Pioneer Funds in Boston and has also worked with Fidelity. Mr. Burke has a B.A. in Economics from the University of New Hampshire. He was selected to serve as a Trustee of the Trust based on his business, financial services and investment management experience.

None of the Independent Trustees own securities in the Adviser, any of the Sub-Advisers or Distributor, nor do they own securities in any entity directly controlling, controlled by, or under common control with the Adviser, any of the Sub-Advisers or Distributor.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Trustees. The Trust has engaged the Adviser to manage the Fund on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of five members, four of whom are Independent Trustees. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mary K. Anstine, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman and may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Trust’s characteristics and circumstances. These characteristics include, but are not limited to, the Trust’s multiple series of fund shares, each fund’s single portfolio of assets, each fund’s net assets, the services provided by the funds’ service providers, the formal and informal functions of the various Independent Trustees both during and between Board meetings, the existence of the Trust for over 15 years and the long board service of some of the Independent Trustees, which in some cases date back to the inception of the Trust.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Fund’s Chief Compliance Officer, the Fund’s legal counsel and the independent registered public accounting firm for the Fund regarding risks faced by the Fund. The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board’s periodic review of the Fund’s advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

None of the Independent Trustees own securities in the Adviser or the Distributor, nor do they own securities in any entity directly controlling, controlled by, or under common control with the Adviser or the Distributor.

Audit Committee. The Board has an Audit Committee which considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (“Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and the Trust, consistent with Public Company Accounting Oversight Board Rule 3526. The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter. The Audit Committee members, each of whom are Independent Trustees are: Ms. Anstine and Messrs. Deems (Chairman), Rutledge and Shell. The Audit Committee met four times during the fiscal year ended October 31, 2017.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust. The Nominating and Corporate Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Corporate Governance Committee also advises and assists the Board in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust. Members of the Nominating and Corporate Governance Committee are currently: Ms. Anstine (Chairman) and Messrs. Deems, Rutledge and Shell. The Nominating and Corporate Governance Committee of the Board met one time during the fiscal year ended October 31, 2017.

Shareholder Nominations. The Board will consider shareholder nominees for Trustees. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board. In particular, the Board and its Independent Trustees will consider each nominee’s integrity, educational and professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties. All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: Financial Investors Trust, 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

As of December 31, 2017, the dollar range of equity securities in the Funds beneficially owned by the Interested Trustee were as follows:

Interested Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Edmund J. Burke	None	None

As of December 31, 2017, the dollar range of equity securities in the Funds beneficially owned by Independent Trustees were as follows:

Independent Trustees	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Mary K. Anstine	None	$10,001 - $50,000
Jeremy W. Deems	None	None
Jerry G. Rutledge	None	$50,001-$100,000
Michael “Ross” Shell	None	None

Remuneration of Trustees.

Effective July 1, 2017, the Independent Trustees receive a quarterly retainer of $12,000, plus $4,000 for each regular Board or Committee meeting attended, $1,000 for each special telephonic Board or Committee meeting attended and $2,000 for each special in-person Board meeting attended. Previously, the Independent Trustees received a quarterly retainer of $9,500, plus $3,000 for each regular Board or Committee meeting attended, $1,000 for each special telephonic Board or Committee meeting attended and $2,000 for each special in-person Board meeting attended. The Chairman of the Board and the Chairman of the Audit Committee also receive an additional quarterly retainer of $2,000. Effective July 1, 2018, the Independent Trustees will receive a quarterly retainer of $15,000, plus $6,000 for each regular or special in-person Board or Committee meeting attended, and $2,000 for each special telephonic Board or Committee meeting attended. The Chairman of the Board and the Chairman of the Audit Committee will also receive an additional quarterly retainer of $3,000. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. For the fiscal year ended October 31, 2017, the Independent Trustees received the following compensation:

	Aggregate Compensation From the Trust	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Fund Complex Paid To Trustees*
Mary K. Anstine	$54,500	$0	$0	$131,000
Jeremy W. Deems	$56,500	$0	$0	$190,732
Jerry G. Rutledge	$54,500	$0	$0	$153,250
Michael “Ross” Shell	$54,500	$0	$0	$54,500

*	The Fund Complex includes all series of the Trust, currently 33, and any other investment companies for which any Trustee serves as trustee for and for which ALPS Advisors, Red Rocks, Wellington Management, Clough Capital, CoreCommodity Management, RiverFront, Kotak or Metis Global Partners, LLC provides investment advisory services (currently 34 funds, 1 fund, 0 funds, 4 funds, 0 funds, 5 funds, 0 funds, and 0 funds, respectively).

No officer, trustee or employee of the Adviser or Sub-Adviser or any of its affiliates receives any compensation from the Fund for serving as an officer or trustee of the Fund.

INVESTMENT MANAGERS

ALPS Advisors, Inc. (the “Adviser”), located in Denver, Colorado, is a wholly owned subsidiary of ALPS Holdings, Inc. (“ALPS Holdings”). ALPS Holdings, through its affiliates, provides a wide range of fund services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services. ALPS Holdings is a wholly owned subsidiary of DST Systems, Inc., a publicly traded company on the New York Stock Exchange. The Adviser’s principal address is 1290 Broadway, Suite 1100, Denver, CO 80203. As of December 31, 2017, ALPS Advisors, Inc. manages over $18.4 billion in assets.

ALPS | Red Rocks Listed Private Equity Fund

The Adviser has delegated daily management of Fund assets to a sub-adviser, Red Rocks Capital LLC (the “Sub-Adviser”), a wholly owned subsidiary of the Adviser, who is paid by the Adviser and not the Fund. The Sub-Adviser is engaged to manage the investments of the Fund in accordance with its investment objective, policies and limitations, and investment guidelines established by the Adviser and the Board. The Sub-Adviser has developed and maintains three Listed Private Equity Indexes(domestic, international and global) and has extensive investment experience and developed proprietary research on the universe of listed private equity companies and intends to select Listed Private Equity Companies for the Fund, and their respective weightings within the Fund, based upon a variety of criteria, including: valuation metrics and methodology, financial data, historical performance, management, portfolio concentration, liquidity, and the need for diversification within the Fund’s portfolio (i.e., stage of investment, type of capitalization instruments held, industry focus and geographic focus). The Sub-Adviser’s principal address is 1290 Broadway, Suite 1100, Denver, CO 80203.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 0.85% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The Adviser pays the Sub-Adviser an annual sub-advisory management fee of 0.57% based on the Fund’s average daily net assets. The sub-advisory management fee is paid on a monthly basis. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund, or the Adviser may terminate the Advisory Agreement upon sixty (60) calendar days’ notice. The initial term of the Sub-Advisory Agreement is two years and may be reapproved annually thereafter. The Board, shareholders of the Fund, the Adviser or the Sub-Adviser may terminate the Sub-Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the renewal of the Fund’s Advisory and the approval of the Sub-Advisory Agreements is provided in the Fund’s annual report to shareholders for the period ended October 31, 2017.

The tables below show the advisory and sub-advisory fees for ALPS Advisors and Red Rocks for the periods indicated:

	For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016	For the Fiscal Period Ended October 31, 2015
Gross Advisory Fees	$1,909,124	$3,357,874	$4,215,806
Waiver of Advisory Fees	$0	$0	$0
Recoupment	$0	$0	$72,891
Net Advisory Fees	$1,909,124	$3,357,874	$4,288,697

	For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016	For the Fiscal Period Ended October 31, 2015
Gross Sub-Advisory Fees	$1,270,352	$2,238,894	$2,933,444
Waiver of Sub-Advisory Fees	$0	$0	$0
Recoupment	$0	$0	$48,594
Net Sub-Advisory Fees	$1,270,352	$2,238,894	$2,982,038

As described in the Prospectus under “Fees and Expenses,” the Adviser and the Sub-Adviser have contractually agreed to limit certain of the Fund’s expenses to 1.25% of the Fund’s average daily net assets until February 28, 2020. The Adviser and Sub-Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the letter agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in this letter agreement or in previous letter agreements; provided however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the date on which the fees or expenses were deferred, as calculated on a monthly basis. The Adviser and Sub-Adviser may not discontinue the arrangements described above prior to the dates described above without the approval of the Fund’s Board of Trustees.

Under the terms of the Advisory Agreement, the Adviser shall not be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of the Adviser or from reckless disregard by it of its obligations and duties under the Advisory Agreement (“disabling conduct”). In addition, the Fund will indemnify the Adviser and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

ALPS | WMC Research Value Fund

The Adviser has delegated daily management of Fund assets to a sub-adviser, Wellington Management Company LLP (the “Sub-Adviser” or “Wellington Management”), who is paid by the Adviser and not the Fund. The Sub-Adviser is engaged to manage the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations, and investment guidelines established by the Adviser and the Board. The Sub-Adviser’s principal address is 280 Congress Street, Boston, Massachusetts 02210.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 0.95% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The Adviser pays the Sub-Adviser an annual sub-advisory management fee of (i) fifty basis points (0.50%) of the Fund’s daily net assets during the month of $0 - $250 million; (ii) forty basis points (0.40%) of the Fund’s daily net assets during the month of between $250 million and $500 million; and (iii) thirty basis points (0.30%) of the Fund’s daily net assets during the month of $500 million and above. The sub-advisory management fee is paid on a monthly basis. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund, or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. The initial term of the Sub-Advisory Agreement is two years and may be reapproved annually thereafter. The Board, shareholders of the Fund, the Adviser or the Sub-Adviser may terminate the Sub-Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the Fund’s Advisory and Sub-Advisory Agreements is provided in the Fund’s annual report to shareholders for the period ended October 31, 2017.

The tables below show the advisory and sub-advisory fees for ALPS Advisors and Wellington Management for the periods indicated:

	For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016	For the Fiscal Period Ended October 31, 2015
Gross Advisory Fees	$914,594	$874,684	$972,834
Waiver of Advisory Fees	($349,847)	($347,710)	($90,911)
Reimbursement of other Expenses	$0	$0	$0
Net Advisory Fees	$564,747	$526,974	$881,923

	For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016	For the Fiscal Period Ended October 31, 2015
Gross Sub-Advisory Fees	$384,996	$368,492	$409,614

As described in the Prospectus under “Fees and Expenses of the Fund,” the Adviser has contractually agreed to limit certain of the Fund’s expenses to 0.90% of the Fund’s average daily net assets until February 28, 2020. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the letter agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in this letter agreement or in previous letter agreements; provided however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the date on which the fees or expenses were deferred, as calculated on a monthly basis. The Adviser may not discontinue the arrangements described above prior to the dates described above without the approval of the Fund’s Board of Trustees.

Under the terms of the Advisory Agreement, the Adviser shall not be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of the Adviser or from reckless disregard by it of its obligations and duties under the Advisory Agreement (“disabling conduct”). In addition, the Fund will indemnify the Adviser and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

Clough China Fund

The Adviser has delegated daily management of Fund assets to Clough Capital Partners LP (the “Sub-Adviser” or “Clough Capital”), who is paid by the Adviser and not the Fund. The Sub-Adviser is engaged to manage the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board. Clough Capital is a registered investment adviser under the Investment Advisor’s Act of 1940, which provides investment services to investment companies, including three global long / short funds, three global closed-end mutual funds, and one global long/short open-end fund. Clough Capital was founded in 2000 and, as of December 31, 2017, had investment management authority with respect to approximately $2.2 billion in assets under management. The Sub-Adviser’s principal address is One Post Office Square, 40th Floor, Boston, Massachusetts 02109.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 1.35% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The Adviser pays the Sub-Adviser an annual sub-advisory management fee of 0.90% based on the Fund’s average daily net assets. The sub-advisory management fee is paid on a monthly basis. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. The initial term of the Sub-Advisory Agreement is two years and may be reapproved annually thereafter. The Board, shareholders of the Fund, the Adviser or the Sub-Adviser may terminate the Sub-Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement and Sub-Advisory Agreement is provided in the Fund’s annual report to shareholders for the period ended October 31, 2017.

As described in the Prospectus under “Fees and Expenses of the Fund,” ALPS Advisors (the “Adviser”) has agreed contractually to limit the operating expenses of the Fund (excluding Acquired Fund Fees and Expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 1.95% for  Class A shares through February 28, 2020. The Adviser will reduce the fee payable with respect to the Fund to the extent of such excess and/or shall reimburse the Fund (or class as applicable) by the amount of such excess. The waiver or reimbursement shall be allocated to each class of the Fund in the same manner as the underlying expenses or fees were allocated.

The Adviser will consider further reductions to these limits on an annual basis. Without this agreement, expenses would be higher. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in this letter agreement or in previous letter agreements; provided however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the date on which the fees or expenses were deferred, as calculated on a monthly basis. The Adviser may not discontinue the arrangements described above prior to the dates described above without the approval of the Fund’s Board of Trustees.

The tables below show the advisory and sub-advisory fees for ALPS Advisors and Clough Capital for the periods indicated:

	For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016	For the Fiscal Period Ended October 31, 2015
Gross Advisory Fees	$742,537	$822,956	$1,201,044
Waiver of Advisory Fees	($66,745)	($66,789)	($49,745)
Reimbursement of other Expenses	$0	$0	$0
Net Advisory Fees	$675,792	$756,167	$1,151,299

	For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016	For the Fiscal Period October 31, 2015
Gross Sub-Advisory Fees	$494,609	$549,785	$800,696

Under the terms of the Advisory Agreement, the Adviser shall not be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of the Adviser or from reckless disregard by it of its obligations and duties under the Advisory Agreement (“disabling conduct”). In addition, the Fund will indemnify the Adviser and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

ALPS|CoreCommodity Management CompleteCommodities Strategy Fund

The Adviser has delegated daily management of Fund assets to CoreCommodity Management, LLC (the “Sub-Adviser” or “CoreCommodity Management”), who is paid by the Adviser and not the Fund. The Sub-Adviser is engaged to manage the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board. The Sub-Adviser is an investment adviser registered under the Investment Advisers Act of 1940 engaged in the business of providing investment management and portfolio management services to investment funds and managed accounts. The Sub-Adviser is owned by CoreCommodity Capital, LLC, which is controlled by the Sub-Adviser’s senior management. The Sub-Adviser’s address is 680 Washington Boulevard, 11th Floor, Stamford, Connecticut 06901. “CompleteCommodities” is a registered mark of CoreCommodity Management, LLC.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund will pay the Adviser an annual management fee of 0.85% based on the Fund’s average daily net assets, less any amounts payable for advisory services, over the same corresponding period, to the Adviser by that certain offshore subsidiary of the Fund named the CoreCommodity Management Cayman Commodity Fund Ltd. (the “Subsidiary”) pursuant to that certain Investment Advisory Agreement between the Subsidiary and the Adviser, which agreement specifies an advisory fee rate in the amount of 0.85% of the average daily net assets of the Subsidiary. The management fee is paid on a monthly basis. The initial term of the Advisory Agreement is two years. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice.

The Adviser pays the Sub-Adviser an annual sub-advisory management fee pursuant to the Sub-Advisory Agreement as follows: The Adviser will pay the Sub-Adviser an annual management fee of 0.75% based on the Fund’s average daily net assets. The sub-advisory management fee is paid on a monthly basis. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund.

The Subsidiary has entered into a separate advisory agreement with Adviser (the “Subsidiary Advisory Agreement”), and a separate sub-advisory agreement with the Sub-Adviser, the Fund’s and the Subsidiary’s investment sub-adviser, for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the Adviser a management fee at the same rate that the Fund pays the Adviser for services provided to the Fund. The Adviser has agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. The Sub-Adviser has agreed to waive the sub-advisory fee it receives from the Adviser for services provided to the Fund in an amount equal to the sub-advisory fee it receives from the Adviser for services provided to the Subsidiary. These waivers may not be terminated without the consent of the Board of the Fund.

The initial term of the Sub-Advisory Agreement and the Subsidiary Advisory Agreement is two years and may be reapproved annually thereafter. The Board, shareholders of the Fund, the Adviser or the Sub-Adviser may terminate the Sub-Advisory Agreement and the Subsidiary Advisory Agreement upon sixty (60) days’ notice.

The Sub-Adviser has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund operating expenses after fee waiver/ expense reimbursements (excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes, and extraordinary expenses) to 1.05% (for  Class A shares) of average daily net assets through February 28, 2020. The Sub-Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in this letter agreement or in previous letter agreements; provided however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the date on which the fees or expenses were deferred, as calculated on a monthly basis. This waiver may not be discontinued prior to February 28, 2020 without approval by the Board of the Fund.

A discussion regarding the basis for the Board of Trustees’ renewal of the Fund’s Advisory Agreement and Sub-Advisory Agreement is provided in the Fund’s annual report to shareholders for the period ended October 31, 2017.

Under the terms of the Advisory Agreement, the Adviser shall not be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of the Adviser or from reckless disregard by it of its obligations and duties under the Advisory Agreement (“disabling conduct”). In addition, the Fund will indemnify the Adviser and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

Under the terms of the Sub-Advisory Agreement and the Subsidiary Advisory Agreement, the Sub-Adviser shall not be liable for losses or damages incurred by the Fund or the Subsidiary, as applicable, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser or from reckless disregard by it of its obligations and duties under the Sub-Advisory Agreement or the Subsidiary Advisory Agreement (“disabling conduct”). In addition, the Fund or the Subsidiary, as applicable, will indemnify the Sub-Adviser and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

The tables below show the advisory and sub-advisory fees for ALPS Advisors and CoreCommodity Management for the periods indicated:

	For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016	For the Fiscal Period Ended October 31, 2015
Gross Advisory Fees	$4,650,672	$3,467,865	$3,575,556
Waiver of Advisory Fees	$0	$0	($94,767)
Reimbursement of other Expenses	$77,359	$10,272	$0
Net Advisory Fees	$4,728,031	$3,478,137	$3,480,789

	For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016	For the Fiscal Period Ended October 31, 2015
Gross Sub-Advisory Fees	$4,938,449	$3,073,813	$3,154,905
Waiver of Sub-Advisory Fees	($757,497)	$0	($94,767)
Recoupment	$0	$10,272	$0
Net Sub-Advisory Fees	$4,180,952	$3,084,085	$3,060,138

RiverFront Funds

The Adviser has delegated daily management of each Fund’s assets to RiverFront Investment Group, LLC (the “Sub-Adviser” or “RiverFront”), who is paid by the Adviser and not the Fund. The Sub-Adviser is engaged to manage the investments of each Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board.

RiverFront, established in April 2008 by the former Chief Investment Officer, Chief Investment Strategist and Chief Equity Strategist at Wachovia Securities, is located at 1214 East Cary St., Richmond, Virginia 23219. RiverFront is majority-owned by its employees but is affiliated with Baird Financial Corporation as a result of its minority equity interests and representation on RiverFront’s board of directors. RiverFront Investment Group, LLC, is an investment adviser registered with the Securities Exchange Commission under the Investment Advisers Act of 1940. The company manages a variety of portfolios utilizing stocks, bonds, and exchange-traded funds (ETFs). RiverFront also serves as sub-advisor to a series of mutual funds and ETFs. As of December 31, 2017, RiverFront had approximately $7.5 billion in assets under advisement (discretionary and non-discretionary.

The Trust, on behalf of each RiverFront Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser and into a Sub-Advisory Agreement with RiverFront and the Adviser. As of February 28, 2018, neither the Adviser nor RiverFront receives a management fee for its services under the Advisory Agreement or under the Sub-Advisory Agreement, as applicable. Each Fund intends to invest, however, in ETFs that are sub-advised by RiverFront and which may be advised by the Adviser. Neither the Adviser nor RiverFront will waive any portion of the management fees payable by or in connection with such underlying ETFs, and as a consequence each Fund indirectly bears a portion of the management fees charged by the Adviser or by RiverFront to such underlying ETFs.

The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of a Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. The initial term of the Sub-Advisory Agreement is two years and may be reapproved annually thereafter. The Board, shareholders of the Fund, the Adviser or the Sub-Adviser may terminate the Sub-Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the renewal of each of the RiverFront Funds’ Advisory Agreement and Sub-Advisory Agreement is provided in the Funds’ annual report to shareholders for the period ended October 31, 2017.

The tables below show the advisory and sub-advisory fees for ALPS Advisors and RiverFront for the periods indicated:

	For the Fiscal Year Ended October 31, 2017	For the Fiscal Period Ended October 31, 2016	For the Fiscal Period Ended October 31, 2015
RiverFront Asset Allocation Aggressive
Gross Advisory Fees	$505,543	$593,010	$669,233
Waiver of Advisory Fees	($179,856)	($177,182)	($183,773)
Reimbursement of other Expenses	$0	$0	$0
Net Advisory Fees	$325,687	$415,828	$485,460
RiverFront Asset Allocation Growth
Gross Advisory Fees	$286,814	$343,164	$337,579
Waiver of Advisory Fees	($123,368)	($122,159)	($112,095)
Reimbursement of other Expenses	$0	$0	$0
Net Advisory Fees	$163,446	$221,005	$225,484
RiverFront Asset Allocation Growth & Income
Gross Advisory Fees	$665,975	$698,230	$617,344
Waiver of Advisory Fees	($174,888)	($166,760)	($145,248)
Reimbursement of other Expenses	$0	$0	$0
Net Advisory Fees	$491,087	$531,470	$472,096
RiverFront Asset Allocation Moderate
Gross Advisory Fees	$1,005,004	$1,188,566	$1,196,494
Waiver of Advisory Fees	($218,342)	($218,126)	($209,770)
Reimbursement of other Expenses	$0	$0	$0
Net Advisory Fees	$786,662	$970,440	$986,724
RiverFront Asset Allocation Income & Growth
Gross Advisory Fees	$106,587	$117,332	$74,304
Waiver of Advisory Fees	($99,084)	($97,040)	($74,304)
Reimbursement of other Expenses	$0	$0	($4,998)
Net Advisory Fees	$7,503	$20,292	$0

The table below shows the subadvisory fees paid to RiverFront for the period indicated:

	For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016	For the Fiscal Period Ended October 31, 2015
RiverFront Asset Allocation Aggressive	$231,601	$291,345	$361,519
RiverFront Asset Allocation Growth	$118,610	$156,857	$171,473
RiverFront Asset Allocation Growth & Income	$342,460	$368,352	$342,579
RiverFront Asset Allocation Moderate	$544,533	$666,328	$698,238
RiverFront Asset Allocation Income & Growth	$12,105	$20,514	$0

Under the terms of the Advisory Agreement, the Adviser shall not be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of the Adviser or from reckless disregard by it of its obligations and duties under the Advisory Agreement (“disabling conduct”). In addition, each Fund will indemnify the Adviser and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

ALPS | Kotak India Growth Fund

The Adviser has delegated daily management of Fund assets to Kotak Mahindra Asset Management (Singapore) Pte. Ltd. (the “Sub-Adviser” or “Kotak”), who is paid by the Adviser and not the Fund. The Sub-Adviser is engaged to manage the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board. Kotak is registered with the SEC as a registered investment adviser and holds a Capital Markets License for Fund Management issued by the Monetary Authority of Singapore. Kotak’s principal business address is 16 Raffles Quay, #35-02, Hong Leong Building, Singapore 048581. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund will pay the Adviser an annual management fee of 1.25% based on the Fund’s average daily net assets, less any amounts payable for advisory services, over the same corresponding period, to the Adviser by that certain offshore subsidiary of the Fund named the India Premier Equity Portfolio (the “Subsidiary”) pursuant to that certain Investment Advisory Agreement between the Subsidiary and the Adviser, which agreement specifies an advisory fee rate in the amount of 1.25% of the average daily net assets of the Subsidiary. The management fee is paid on a monthly basis.

The Adviser pays the Sub-Adviser an annual sub-advisory management fee pursuant to the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) as follows: The Adviser will pay the Sub-Adviser an annual management fee of 1.15% based on the Fund’s average daily net assets on the first $50 million and 1.05% based on the Fund’s average daily net assets over $50 million. The sub-advisory management fee is paid on a monthly basis. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund. The initial term of the Advisory Agreement is two years. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice.

The initial term of the Investment Advisory Agreement and the Sub-Advisory Agreement is two years and may be reapproved annually thereafter. The Board, shareholders of the Fund, the Adviser or the Sub-Adviser may terminate the Sub-Advisory Agreement upon sixty (60) days’ notice.

A discussion regarding the basis for the Board of Trustees’ approval of the renewal of the Fund’s Advisory and Sub-Advisory Agreement is provided in the Fund’s annual report to shareholders for the period ended October 31, 2017.

As described in the prospectus, the Adviser and Sub-Adviser have agreed to waive and/or reimburse fees or expenses in order to limit Total annual Fund operating expenses after fee waiver/expense reimbursements (excluding distribution and service (12b-1) fees, shareholder services fees, Acquired fund fees and expenses, brokerage expenses, interest expenses, taxes, and extraordinary expenses) to 1.60% of the Fund’s average daily net assets. This agreement is in effect through February 28, 2020. In addition, with reference to that certain Investment Sub-Advisory Agreement (the “Subsidiary Sub-Advisory Agreement”) among the Adviser, the Sub-Adviser, and the Subsidiary, the Sub-Adviser hereby agrees to contractually waive a portion of its Sub-Advisory Fee in an amount equal to the management fees paid by the Adviser to the Sub-Adviser under the Subsidiary Sub-Advisory Agreement, in each case over the same given period.

The Adviser and Sub-Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in this letter agreement or in previous letter agreements; provided however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the date on which the fees or expenses were deferred, as calculated on a monthly basis. The Adviser and Sub-Adviser may not discontinue the arrangements described above prior to the dates described above without the approval of the Fund’s Board of Trustees. This agreement may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees.

The tables below show the advisory and sub-advisory fees for ALPS Advisors and Kotak for the periods indicated:

	For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016	For the Fiscal Period Ended October 31, 2015
ALPS | Kotak India Growth Fund
Gross Advisory Fees	$314,575	$188,475	$228,768
Waiver of Advisory Fees	($265,100)	($188,475)	($228,768)
Reimbursement of other Expenses	$0	($103,348)	($48,800)
Net Advisory Fees	$49,475	$0	$0

	For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016	For the Fiscal Period Ended October 31, 2015
ALPS | Kotak India Growth Fund
Gross Sub-Advisory Fees	$289,563	$173,594	$210,467
Waiver of Sub-Advisory Fees	($228,299)	($173,594)	($210,467)
Reimbursement of other Expenses	($16,983)	($103,157)	($48,800)
Net Sub-Advisory Fees	$44,281	$0	$0

Under the terms of the Advisory Agreement, the Adviser shall not be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of the Adviser or from reckless disregard by it of its obligations and duties under the Advisory Agreement (“disabling conduct”). In addition, the Fund will indemnify the Adviser and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

ALPS | Metis Global Micro Cap Value Fund

The Adviser has delegated daily management of Fund assets to Metis Global Partners, LLC (the “Sub-Adviser”), who is paid by the Adviser and not the Fund. The Sub-Adviser is engaged to manage the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board. The Adviser and the Trust have entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with respect to the Fund with the Sub-Adviser. The Sub-Adviser is located at 11988 El Camino Real, San Diego, California 92130. As of December 31, 2017, the Sub-Adviser had approximately $423 million in assets under management.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 1.25% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund, or the Adviser may terminate the Advisory Agreement upon sixty (60) calendar days’ notice. Pursuant to an Investment Sub-advisory Agreement with the Sub-Adviser, the Adviser pays the Sub-Adviser an annual sub-advisory management fee of 1.00% based on the Fund’s average daily net assets. The sub-advisory management fee is paid on a monthly basis. The Adviser is required to pay all fees due to the Sub-adviser out of the management fee the Adviser receives from the Fund. A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement is provided in the Fund’s annual report to shareholders for the period ended October 31, 2017.

ALPS Advisors, Inc. (the “Adviser”) has agreed to contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) fees, Shareholder Service Fees, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.70% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2020. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in this letter agreement or in previous letter agreements; provided however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the date on which the fees or expenses were deferred, as calculated on a monthly basis. The Adviser may not discontinue this waiver prior to February 28, 2020 without the approval of the Fund’s Board of Trustees.

The tables below show the advisory and sub-advisory fees for ALPS Advisors and Metis for the periods indicated:

	For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016(1)
Gross Advisory Fees	$332,753	$129,187
Waiver of Advisory Fees	($201,637)	($129,187)
Reimbursement of other Expenses	$0	($47,552)
Net Advisory Fees	$131,116	$0

	For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016(1)
Gross Sub-Advisory Fees	$252,957	$103,518
Waiver of Sub-Advisory Fees	($167,632)	($103,518)
Reimbursement of other Expenses	$0	$0
Net Sub-Advisory Fees	$85,325	$0

(1)	The ALPS │ Metis Global Micro Cap Value Fund commenced operations on December 24, 2015.

DISTRIBUTOR

Shares of each Fund are offered on a continuous basis through ALPS Portfolio Solutions Distributor, Inc. (an affiliate of ALPS and the Adviser) (“APSD” or the “Distributor”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor pursuant to a distribution agreement between the Distributor and the Fund. The Distributor is not obligated to sell any specific amount of Fund shares.

CODE OF ETHICS

The Fund, the Adviser, each Sub-Adviser and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

ADMINISTRATOR

Each Fund currently employs ALPS Fund Services, Inc. (an affiliate of APSD and the Adviser) (“ALPS” or the “Administrator”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, under an administration agreement to provide certain administrative services to the Funds. Information on the services provided by the Administrator and the fees paid to the Administrator is available in the Prospectus, which is incorporated by reference in this SAI.

The table below shows the administrative fees earned by ALPS for the periods indicated:

	For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016	For the Fiscal Period Ended October 31, 2015
ALPS | Red Rocks Listed Private Equity Fund	$416,851	$635,570	$706,814
ALPS | WMC Research Value Fund	$184,218	$165,837	$182,194
Clough China Fund	$138,221	$109,902	$153,878
ALPS|CoreCommodity Management CompleteCommodities Strategy Fund	$1,216,980	$555,629	$594,067
RiverFront Asset Allocation Aggressive	$71,034	$77,166	$87,437
RiverFront Asset Allocation Growth	$43,819	$46,962	$46,059
RiverFront Asset Allocation Growth & Income	$94,001	$91,757	$81,565
RiverFront Asset Allocation Moderate	$140,233	$153,326	$154,073
RiverFront Asset Allocation Income & Growth	$16,748	$16,877	$11,258
ALPS | Kotak India Growth Fund	$147,279	$141,611	$145,440
ALPS | Metis Global Micro Cap Value Fund(1)	$90,394	$54,265	N/A

(1)       The ALPS | Metis Global Micro Cap Value Fund Fund commenced operations on December 24, 2015.

PROXY VOTING POLICIES AND PROCEDURES

The Board has approved delegating proxy voting discretion to each Sub-Adviser (or, with respect to certain Funds, the Adviser) believing that each Sub-Adviser (or the Adviser) should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix B are summaries of the guidelines and procedures that each Sub-Adviser (or the Adviser) uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Sub-Adviser (or Adviser) uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Sub-Adviser (or Adviser) or any affiliated person of the Fund or the Sub-Adviser, on the other. This summary of the guidelines gives a general indication as to how the Sub-Adviser (or Adviser) will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Sub-Adviser (or, as applicable, the Adviser) always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objectives. When applicable, information on how a Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ended June 30, will be available without charge, (i) upon request, by calling 866.759.5679 and (ii) on the SEC’s website at http://www.sec.gov.

PRINCIPAL SHAREHOLDERS

A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders. Because Class A shares of the Fund are new, as of the date of this SAI, there were no principal shareholders nor control persons of Class A shares of the Fund, and the Trustees and Officers of the Trust as a group did not own any of the outstanding shares of the Fund.

EXPENSES

The Fund’s expenses include taxes, interest, fees and salaries of such Fund Trustees and officers who are not trustees, officers or employees of the Fund’s service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

PORTFOLIO MANAGERS

The following sections set forth certain additional information with respect to the portfolio managers for each Fund. Unless noted otherwise, all information is provided as of October 31, 2017.

Other Accounts Managed by Portfolio Manager

The table below identifies as of October 31, 2017, for the portfolio manager of each Fund, the number of accounts (other than the Funds with respect to which information is provided) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager(s)	Number		Total Assets (in millions)	Number		Total Assets (in millions)	Number		Total Assets (in millions)
ALPS | Red Rocks Listed Private Equity Fund
Kirk McCown(Co-Portfolio Manager)	1		$20.52	1		$21.49	0		N/A
Andrew Drummond(Co-Portfolio Manager)	1		$20.52	1		$21.49	0		N/A
Wyck Brown (Co-Portfolio Manager)	1		$20.52	1		$21.49	0		N/A
ALPS | WMC Research Value Fund
Mark D. Mandel (Portfolio Manager)	13	[1]	$5,313.99	27	[2]	$9,049.1	78	[3]	$28,925.2
Mary L. Pryshlak, CFA (Portfolio Manager)	0		$0	7		$45.28	33	[4]	$276.76
Jonathan G. White, CFA (Portfolio Manager)	1		$567.57	7	[5]	$997.15	18	[6]	$2,682.1
Clough China Fund
Charles I. Clough, Jr. (Co-Portfolio Manager)	4		$1,661.5	3	[7]	$715	1	[7]	$262.9
Brian Chen (Co-Portfolio Manager)	0		$0	0		$0	0		$0
Anupam Bose (Co-Portfolio Manager)	0		$0	0		$0	0		$0
ALPS|CoreCommodity Management CompleteCommodities Strategy Fund
Robert B. Hyman (Portfolio Manager)	0		$0	1		$49	0		$0
RiverFront Funds
Michael Jones, CFA (Portfolio Manager)	0		$0	0		$0	18,607		$6,257.85
Kevin Nicholson, CFA (Portfolio Manager)	0		$0	0		$0	18,607		$6,257.85
Deva Meenakshisundaram, FRM (Portfolio Manager)	0		$0	0		$0	1,908		$186.6
Bill Ryder, CFA, CMT (Portfolio Manager)	0		$0	0		$0	1.908		$186.6
ALPS | Kotak India Growth Fund
Nitin Jain (Portfolio Manager)	0		$0	4		$376.95	0		$0
ALPS | Metis Global Micro Cap Value Fund
Machel Allen, CFA	0		$0	4		$9.55	19		$373

1 One account of total market value of $153.3 million is subject to a performance-based advisory fee.

2 Three accounts of combined total market value of $4,246.4 million are subject to a performance-based advisory fee.

3 Fifteen accounts of combined total market value of $6,292.9 million are subject to a performance-based advisory fee.

4 Three accounts of combined total market value of $49.43 million are subject to a performance-based advisory fee.

5 Two accounts of combined total market value of $484.75 million are subject to a performance-based advisory fee.

6 Two accounts of combined total market value of $438.61 million are subject to a performance-based advisory fee.

7 Three pooled accounts and the 1 other account, totaling $977.9 million, are subject to a performance incentive fee.

ALPS | Red Rocks Listed Private Equity Fund

Compensation. The Portfolio Managers are paid a fixed base salary plus a discretionary bonus, which is based on a variety of factors. Portfolio manager compensation is reviewed and may be modified as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance.

Conflicts of Interest with Other Accounts. Potential conflicts of interest may arise when the Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

The Sub-Adviser and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Sub-Adviser and the individuals that it employs. For example, the Sub-Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Sub-Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Sub-Adviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Sub-Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Sub-Adviser and its affiliates.

Index Management. Red Rocks Capital has developed and maintains three Listed Private Equity Indexes (domestic, international and global). These Indexes are managed and re-balanced by a separate division within Red Rocks Capital. Red Rocks Capital has adopted policies and procedures designed to prevent information being shared between personnel at Red Rocks Capital that manages these Indexes and the the portfolio managers that actively manages the Listed Private Equity Fund during the quarterly re-balancing process of the Indexes.

The Sub-Adviser and the Funds have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Sub-Adviser and the individuals that it employs. For example, the Sub-Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Sub-Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Sub-Adviser and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

ALPS | WMC Research Value Fund

Compensation. Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Sub-Advisory Agreement between Wellington Management and ALPS Advisors on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information is as of the fiscal year ended October 31, 2017.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (the “Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other Investment Professional is determined by the Investment Professional’s experience and performance in his role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional, with the exception of Mark Mandel, is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the Russell 1000 Value Index over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Ms. Pryshlak and Mr. Mandel are Partners.

Conflicts of Interest with Other Accounts. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Investment Professional”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to those of the Fund.

The Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Investment Professionals may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Mandel, Ms. Pryshlak, and Mr. White also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed a given Investment Professional. Finally, the Investment Professional may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Clough China Fund

Compensation. Portfolio manager compensation consists of a fixed salary, in the form of periodic partnership draws, an employee benefits package, and a bonus. The salary is designed to be competitive with asset managers of similar size and investment focus. The portfolio manager’s bonus, which can be a significant portion of overall compensation, is determined annually by Clough Capital’s compensation committee and is based partially on individual performance and partially on firm profitability.

Conflicts of Interest with Other Accounts. Potential conflicts of interest may arise when the Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

The Sub-Adviser and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Sub-Adviser and the individuals that it employs. For example, the Sub-Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Sub-Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Sub-Adviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Sub-Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Sub-Adviser and its affiliates.

The Sub-Adviser and the Funds have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Sub-Adviser and the individuals that it employs. For example, the Sub-Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Sub-Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Sub-Adviser and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

ALPS|CoreCommodity Management CompleteCommodities Strategy Fund

The portfolio manager is compensated by the Sub-Adviser, not by the Fund. The Sub-Adviser compensates its professional level employees, including its portfolio managers, in a manner that is designed to pay competitive compensation and reward performance, integrity and teamwork. The compensation of portfolio managers consists of a base salary and a bonus. Employees also are eligible for certain other compensation and benefits programs, such as a 401(k) plan.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are eligible to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on measures of individual, group or department success. A portion of the bonus may be tied to the value of the assets in the Fund. These goals are specific to individual portfolio managers. Achievement of these goals is an important, but not exclusive, element of the bonus decision process, and, absent a contractual agreement, bonuses are determined at the discretion of the Sub-Adviser.

Certain portfolio managers may also have employment contracts, which may guarantee severance payments in the event of involuntary termination.

Conflicts of Interest with Other Accounts.

Potential Conflicts of Interest

Compensation. We could receive substantial compensation in the form of management fees, even from accounts that lose value.

Advisory Time. We devote as much of our time to each of our clients as in our judgment is reasonably required. However, we also provide investment advisory services and securities and commodities research and brokerage services for other clients (including other managed accounts as well as pooled vehicles) and engage in other business ventures in which our advisory clients have no interest. As a result of these separate business activities, we may have conflicts of interest in allocating management time, services, and functions among accounts and other business ventures or clients.

By way of example, the same investment professionals for a strategy may perform services for each version of the strategy (relating to different indices). In addition, the same investment professional may implement one or more strategies or versions of a strategy for managed accounts or via collective investment vehicles such as hedge funds or commodity pools managed in parallel with the managed accounts. Further, the same investment professionals may implement other strategies related to or different from such strategy, including but not limited to discretionary trading strategies with an investment objective of seeking absolute returns and/or an objective of seeking significant outperformance compared to an index.

Other Clients; Allocation of Investment Opportunities. CoreCommodity is responsible for the investment decisions made on behalf of accounts. As described above, there are no restrictions on our ability to exercise discretion over any number of Accounts of other clients following the same or different investment objectives, philosophies and strategies. As a general matter, it would not be expected that accounts with different portfolio managers would share information relating to potential transactions. Therefore, one account may trade prior to and at a better price than another account trading in the same instrument.

These situations may involve potential conflicts between the interest of CoreCommodity or our related persons, on the one hand, and the interests of our clients, on the other.

An account may experience returns that differ from other accounts in the same strategy due to, among other factors: (a) regulatory constraints on the ability of the account to have exposure to certain contracts; (b) the client’s selection of clearing broker, which affects access to markets and exchanges (and, accordingly, instruments); (c) the effect of intra-month adjustments to the trading level of the account; (d) the manner in which the account’s cash reserves are invested; (e) the size of the account; (f) the client’s functional currency, and (g) the effective date of the investment. Additionally, certain markets may not be liquid enough to be traded for an account.

Asset Valuation. Our fees are based directly on the value of the accounts as of various dates. To the extent that our agreements with our clients provide that we will value the clients’ assets, we will have a conflict of interest in reviewing or determining such valuations because the valuations directly affect the value of the account and thus the amount of management fees that we receive.

Position Limits. We may be required to aggregate, for position limit purposes, the futures positions held in accounts with positions held in other accounts. This aggregation of positions could require us to liquidate or modify positions for some or all of the accounts, and such liquidation or modification may adversely affect certain or all accounts. We may have an incentive to favor certain accounts over others when liquidating positions or adjusting trading strategies in the context of such limits.

Personal Account Trading Policy. We require that our employees do not trade securities or commodities for their own account, except for (i) government and municipal securities, open-ended registered mutual funds and registered commodity pools not managed by the Manager, or (ii) otherwise with pre-approval from our executive staff upon consultation with our compliance personnel. Without limiting the foregoing, we may under certain circumstances permit an employee to maintain a position in a commodity even if an account trades the instrument. There is no current intention to change this policy, but the policy is subject to change in our sole discretion. The records of such trading, whether under the current or a new policy, will not be made available to the clients for inspection.

Interested Transactions. The proprietary activities or portfolio strategies of CoreCommodity and its employees, or the activities or strategies used for accounts managed by CoreCommodity for other customer accounts could conflict with the transactions and strategies employed on behalf of client accounts and affect the prices and availability of the instruments in which a client invests.

The Fund may invest in futures that are components of CoreCommodity’s proprietary indices, and certain Indices used or referenced in the Fund may be the same as or similar to proprietary indices used by CoreCommodity. The methodologies used by CoreCommodity in making investment decisions for the Fund may rely on, be the same as or be related to the methodologies used by CoreCommodity to design, modify and operate its proprietary indices or trading strategies. CoreCommodity may change or discontinue operation of its proprietary indices or trading strategies at any time. CoreCommodity may receive index fees with respect to CoreCommodity sponsored indexes. Notwithstanding the foregoing, all employees of CoreCommodity when trading for their own accounts will do so in accordance with the Personal Account Trading Policy set forth above.

Material Non-Public Information. In the unlikely event that we acquire confidential or material non-public information, we may be restricted from initiating transactions in certain instruments. In such instances, if any, we will not be free to divulge, or to act upon, any such confidential or material non-public information and, due to these restrictions, it may not be able to initiate a transaction for an Account that we otherwise might have initiated. An Account may be frozen in an investment position that it otherwise might have liquidated or closed out.

General. We may, without prior notice to a client, arrange, recommend, and/or effect transactions in which, or provide services in circumstances where, we have, directly or indirectly, a material interest or relationship with another party that may present a potential conflict with our duty to a client.

Side-by-Side Management.

We trade on behalf of many client accounts. As described in “Fees and Compensation” above, we receive performance-based incentive fees from some accounts. Some accounts, such as the registered investment companies, are not subject to any form of performance-based fee. As a result, we have a possible conflict of interest, because we can potentially receive proportionately greater compensation from those accounts that pay us incentive fees than from those accounts that pay us management fees only. We have an incentive to:

●	direct the best investment ideas or give favorable allocation to those accounts that pay performance-based fees;

●	use trades by an account that does not pay performance-based fees to benefit those accounts that do pay performance-based fees, such as where a private fund sells short before a sale by an SMA that does not pay incentive fees, or a private fund sells a security only after a SMA that does not pay incentive fees has made a large purchase of the security; and

●	benefit those accounts paying a performance-based fee over those clients that do not pay performance-based fees and which have a different and potentially conflicting investment strategy.

We owe a fiduciary duty to our clients not to favor one account over another, without regard to the types and amounts of fees paid by those accounts. In light of the possible conflicts of interest described above, we have allocation policies and procedures in place to ensure that Accounts are treated fairly. Where we determine to trade for more than one account in the same instruments, we generally aggregate the trades and cause the accounts to trade pari passu with each other. However, while accounts may trade the same and/or similar instruments, some may be distinguished from one another by their investment objectives, investment methodology, degrees of leverage, relative size, available capital, tax considerations or other parameters. Accordingly, our investment professionals may cause purchases or sales to be effected for one or more accounts while not causing such purchases or sales to be effected for other accounts. Discretion as to which accounts will receive allocations of particular positions may occur whether investment opportunities are limited or unlimited, and opportunities to participate in transactions may not necessarily be allocated among the accounts in any particular proportion. For example, but without limitation, our proprietary accounts or client accounts, in trading a new, experimental or different methodology, may enter the same markets earlier than (either days before or on the same day as) other accounts.

The following are our current specific allocation approaches. If multiple accounts qualify for participation in the purchase of a specific security or investment opportunity by a particular portfolio group, we will, in general, allocate the instruments among the accounts for which the instrument or investment opportunity is appropriate, on a fair and equitable basis. Common trades on the same day among securities accounts managed by the same portfolio management group generally are allocated on the basis of the relative assets committed to the strategy at the average price per share among such accounts. Common trades (defined as same contract, same month or, separately, same spread, same month(s)) on the same day among commodity futures accounts managed by the same portfolio management group generally are aggregated and randomly allocated across such strategies by fill upon execution, or, in the case of the firm’s Investor Solutions Group (“ISG”), are generally allocated on the basis of the relative assets committed to the strategy at the average price per lot among such accounts. To the extent ISG engages in OTC transactions, such transactions are allocated on the basis of the relative assets committed to the strategy to the extent applicable. We may change these particular approaches from time to time to account for different markets, different investment instruments or other circumstances.

RiverFront Funds

The Sub-Adviser compensates portfolio managers with a base salary and an annual bonus. A portfolio manager’s base salary is generally a fixed amount based on level of experience and responsibilities. A portfolio manager’s bonus is a function of the Sub-Adviser’s overall financial performance, the relative and absolute performance of the accounts that the portfolio manager is managing, including the Funds, and the portfolio manager’s individual investment and other job-related performance. Once the RiverFront ETFs collectively reach a targeted asset level, the portfolio managers will be eligible for an additional bonus based on the collective net assets of the RiverFront ETFs.

Portfolio managers may also own and may be offered an opportunity to purchase or sell interests in the Sub-Adviser or its holding company.

Conflicts of Interest with Other Accounts. Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The Sub-Adviser and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Sub-Adviser and the individuals that it employs. For example, the Sub-Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Sub-Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Sub-Adviser and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Sub-Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Sub-Adviser and its affiliates.

Affiliated ETF Investments. The Sub-Adviser may receive advisory or sub-advisory fees from the underlying ETFs (“Affiliated ETFs”) in which the Fund invests. It is possible that a conflict of interest among the Fund and the Affiliated ETFs could affect how the Sub-Adviser fulfills its fiduciary duties to the Fund and the Affiliated ETFs. Portfolio managers may have an incentive to take into account the effect on an Affiliated ETF in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that Affiliated ETF. To seek to mitigate risks of conflicts of interest arising from investments in affiliated investment companies, the Fund has adopted an expense structure under which the Fund does not pay advisory fees to either the Adviser or the Sub-Adviser, and instead pays a unitary administrative fee in addition to other expenses described in the Fund’s fees and expenses table. In addition, while the underlying Affiliated ETFs in which the Fund invests may have different advisory fee rates, the Fund will only invest in RiverFront ETFs subject to the same sub-advisory fee rates as other RiverFront ETFs already in the Fund’s portfolio. There is no assurance that these measures will completely mitigate conflicts of interest in the portfolio managers’ selection of Affiliated ETFs.

The Sub-Adviser and the Funds have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Sub-Adviser and the individuals that it employs. For example, the Sub-Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Sub-Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Sub-Adviser and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

ALPS | Kotak India Growth Fund

The portfolio managers are compensated by the Sub-Adviser and not the Fund. The Sub-Adviser seeks to maintain a compensation program that is competitively positioned to attract, retain, motivate and reward high-caliber investment professionals to deliver superior long-term business performance within acceptable risk parameters. Portfolio managers receive a fixed base salary, and a variable component and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance.

The Sub-Adviser may evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following elements:

●	Base salary. Each portfolio manager is paid a fixed base salary. In setting the base salary, the Sub-Adviser’s intention is to be competitive in marketplace in light of the particular portfolio manager’s experience, skills, competencies and responsibilities. The level of fixed pay should be sufficient enough in order to discourage inappropriate risk-taking.

Variable component. Each portfolio manager is evaluated every quarter on basis of pre-tax performance of all the funds for which a portfolio manager has day-to-day management responsibilities as compared to its respective benchmark of the individual funds over rolling one period. The performance of the portfolio managers are also measured against its peers within the space of the fund strategy. The variable component for each portfolio manager shall be based on his performance and overall profits of the Sub-Adviser. Further, the directors of the Sub-Adviser have discretion to reduce or increase the compensation payable to portfolio managers depending on qualitative assessment at the year end.

The variable component may consist of cash and deferred awards. At least 50% of the total variable component consists of ‘stock options’ or ‘stock appreciation rights’ or both of Kotak Mahindra Bank Limited, which is the parent entity of the Sub-Adviser. Additionally, at least 40% of the variable component shall be deferred over a period which is not less than three to five years.

Conflicts of Interest with Other Accounts. Potential conflicts of interest may arise when the Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

Kotak and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for Kotak and the individuals that it employs. For example, Kotak seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. Kotak has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by Kotak and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. Kotak or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to Kotak and its affiliates.

Kotak and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for Kotak and the individuals that it employs. For example, Kotak seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. Kotak has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by Kotak and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

ALPS | Metis Global Micro Cap Value Fund

Portfolio Manager Compensation

The Portfolio Manager who is responsible for the day-to-day management of the Fund is paid a base salary, plus a discretionary bonus. The bonus is determined by the business unit’s revenue and profitability as well as the individual’s contribution to the business unit. The bonus is discretionary and is not based specifically on portfolio performance. As an equity holder of the Sub-Adviser, the Portfolio Manager also shares in the profitability of the firm.

Conflicts of Interest with Other Accounts. Potential conflicts of interest may arise when the Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed in the table above.

The Sub-Adviser and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Sub-Adviser and the individuals that it employs. For example, the Sub-Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Sub-Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Sub-Adviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Sub-Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Sub-Adviser and its affiliates.

Ownership of Securities

The table below identifies ownership of Fund securities by each Portfolio Manager as of October 31, 2017.

Portfolio Manager(s)	Dollar Range of Ownership of Securities
ALPS | Red Rocks Listed Private Equity Fund
Kirk McCown	$ 0
Andrew Drummond	$ 0
Wyck Brown	$ 0
ALPS | WMC Research Value Fund
Mark D. Mandel	$ 0
Mary L. Pryshlak, CFA	$ 0
Jonathan G. White, CFA	$ 0

Clough China Fund
Brian Chen***	$10,001 - $50,000
Charles I. Clough, Jr.***	Over $1 million
Anupam Bose***	$0
ALPS|CoreCommodity Management CompleteCommodities Strategy Fund
Robert Hyman	$50,001 - $100,000
RiverFront Funds
Michael Jones, CFA	$100,001-$500,000
Kevin Nicholson, CFA	$10,001-$50,000
Deva Meenakshisundaram, FRM	$1-$10,000
Bill Ryder, CFA, CMT	$100,001-$500,000
ALPS | Kotak India Growth Fund
Nitin Jain	$0
ALPS | Metis Global Micro Cap Value Fund
Machel Allen, CFA	$500,000-$1,000,000

NET ASSET VALUE

The following is a description of the procedures used by the Fund in valuing its assets. Because of the differences in service and distribution fees and class-specific expenses, the per share net asset value of each class may differ. For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of the Fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE (normally, 4:00 p.m. Eastern time). The Fund’s net asset value is calculated on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, equity securities listed or traded on national securities exchanges are valued at the last sale price or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price.

Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security.

Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust’s Board or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. In certain circumstances, bid and ask prices may be obtained from (i) a broker/dealer specified and deemed reliable by the Adviser, (ii) pink sheets, yellow sheets or the blue list, or (iii) a pricing agent that obtains quotations from broker/dealers or evaluates the value of the respective bid and ask prices. All other securities and other assets of a Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

TAXES

This section provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, including changes with retroactive effect. The following does not address any state, local or foreign or estate or gift tax matters.

A shareholder’s U.S. federal income tax consequences from acquiring, holding and disposing of shares in a Fund may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons, except where otherwise specifically indicated. For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations, (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. This discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax.

If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Partners of partnerships that are considering the purchase of shares should consult their own tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

The Funds have not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion only addresses some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisers as to the particular U.S. federal tax consequences to them of an investment in the Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

General Policies

In general, it is each Fund’s policy to distribute to its shareholders as “ordinary income dividends” substantially all of its net investment income and its net short-term capital gains. It is also each Fund’s policy to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers, as “capital gains dividends.”

Ordinary income dividends and capital gain distributions are payable in full and fractional shares of the relevant class of the Fund based upon the net asset value determined as of the close of the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the applicable Fund. In order for a change to be in effect for any dividend or distribution, it must be received by such Fund on or before the record date for such dividend or distribution.

If you elect to receive your dividends in cash and the dividend checks sent to you are returned “undeliverable” to the applicable Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, detailed U.S. federal tax information will be furnished to each shareholder for each calendar year.

Taxation of the Funds

Each Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships;” (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of such Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of such Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer, (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which such Fund controls and which are engaged in the same, similar or related trades or businesses, or (3) in the securities of one or more qualified publicly traded partnerships and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto. For purposes of meeting the diversification requirement described in (ii) above, in the case of a Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower. The requirements for qualification as a regulated investment company may significantly limit the extent to which each Fund may invest in some investments.

With respect to (i) above, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company’s principal business of investing in stock or securities pursuant to regulations that may be promulgated in the future. For purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In addition, although in general the passive activity loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

To the extent that it qualifies for treatment as a regulated investment company, a Fund will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including capital gain dividends, defined below). In certain situations, a Fund can cure failures to meet the income and diversification tests described above, including, in some cases, by paying a Fund-level tax and, in the case of diversification failures, disposing of certain assets. If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year – for example, because it was not sufficiently diversified under the applicable Code tests – such Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. To qualify again to be taxed as a regulated investment company that is accorded special treatment in a subsequent year, such a Fund could be required to pay substantial taxes, penalties and interest and make substantial distributions. In addition, if a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, such a Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the effected Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a regulated investment company in a subsequent year.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its net capital gains (that, is any net long-term capital gains in excess of the sum of net short-term capital losses and certain capital loss carryovers from prior years) properly reported by a Fund in a written statement to shareholders as capital gain dividends (“capital gain dividends”) and its investment company taxable income if any, that a Fund distributes to shareholders on a timely basis. Each Fund intends to distribute substantially all of its investment company taxable income and to distribute all of its capital gains, after offsetting any capital loss carryovers, in a taxable year. If a Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. However, a Fund may elect to have certain dividends paid after the close of a tax year treated as having been paid during the tax year for purposes of the regulated investment company distribution requirements and for purposes of determining its taxable income (“spill-over dividends”). Spill-over dividends are taxed to shareholders in the year in which they are received.

If a Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such a Fund on such undistributed amount against their U.S. federal income tax liabilities, if any. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of such a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Generally, the excess (if any) of a Fund’s net short-term capital loss over the net long-term capital loss for a taxable year will carry over as a short-term capital loss arising on the first day of the next tax year. In addition, the excess (if any) of a Fund’s net long-term capital loss over the net short-term capital gain for the year will carry over as a long-term capital loss arising on the first day of the next tax year. Unused capital losses realized by the Fund during taxable years beginning on or before December 22, 2010 may be carried forward for up to eight years following the year of the loss. All other capital losses may be carried forward indefinitely until they can be used to offset capital gains. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income tax, regardless of whether they are distributed to shareholders. However, future capital gains offset by carried-forward capital losses are generally subject to taxation as ordinary dividends to shareholders if distributed. Accordingly, the Fund does not expect to distribute any capital gains offset by carried-forward capital losses. The Fund cannot carry back or carry forward any net operating losses.

A regulated investment company may elect to treat any post-October capital loss (defined as the Fund’s net capital loss, net long-term capital loss, or net short-term capital loss, as applicable, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its net capital gain income for the one year period ending on October 31 of such year, plus any retained amount for the prior year, such a Fund will be subject to a non-deductible excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to the shareholders of record on a date in October, November or December of that preceding year.

Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Investment into India (ALPS | Kotak India Growth Fund only)

Investment into India from Mauritius

The Fund may be invested fully or partially in the Portfolio. The Portfolio, which shall invest in the securities of Indian companies, is an entity formed in the Republic of Mauritius which has elected to be treated as a disregarded entity for U.S. federal income tax purposes. A disregarded entity is a separate legal entity that is treated as part of its owner for U.S. federal income tax purposes.

The taxation of the Portfolio in India shall be governed by the Income Tax Act, 1961 (the “Act”) read with the provisions of the Treaty. As per Section 90(2) of the Act, the provisions of the Act would apply to the extent they are more beneficial than the provisions of the Treaty. In order for the Treaty provisions to apply, the Portfolio must be a tax resident of Mauritius and must obtain and provide a valid Mauritius tax residency certificate (“TRC”) along with the prescribed information.

Circular No. 789 dated April 13, 2000 issued by the Central Board of Direct Taxes, India states that a certificate of residence is issued by the Mauritian Authorities, shall constitute sufficient evidence for accepting the status of residence as well as beneficial ownership for applying the Treaty. Further, as per Section 90 of the Act, in order to avail the benefit of the Treaty, a person is required to obtain and provide a tax residence certificate issued by the Mauritius Revenue Authority along with the prescribed information.

The Treaty has been amended by the Protocol dated 10 May 2016. Under the revised Treaty, capital gains arising to a Mauritian resident company (like the Portfolio) from the sale of shares of an Indian company will be subject to tax in India as specified below.

(i)	For Investments made up to 31 March 2017

Capital gains arising to a Mauritian resident from the sale of Indian shares will not be subject to tax in India.

(ii)	For Investments made on or after 1 April 2017 and transferred / sold on or prior to 31 March 2019 (“Transition Period”), capital gains arising to a Mauritian resident from the sale of shares of an Indian company will be subject to tax at 50% of the applicable domestic tax rate in India, provided the affairs of the Mauritian resident company should not be considered to be arranged with the primary purpose of taking Treaty benefit (i.e. the Mauritian resident company should not be an entity with negligible or nil business operations or with no real and continuous business activity being carried out in Mauritius), and the Mauritian resident company should have a minimum expenditure on operations in Mauritius of at least Mauritian Rupees 1.5 million (approx. USD 42,000) in the immediately preceding period of 12 months from the date the gains arise.

(iii)	For Investments made on or after 1 April 2017 and transferred / sold on or after 1 April 2019.

Capital gains arising to a Mauritian resident company from the sale of shares of an Indian company will be subject to tax in India at 100% of the applicable domestic tax rate in India.

Note that the amended Treaty does not have any impact on the sale of other capital assets such as debt instruments. The capital gains vis-à-vis capital assets other than ‘shares’ shall continue to be exempt from tax in India, subject to the satisfaction of conditions such as valid TRC, eligibility to avail the benefits of the Treaty etc.

While the Portfolio currently holds a tax residency certificate in Mauritius and is expected to renew it on an annual basis, there is no guarantee that such renewal would be granted by the Mauritius Revenue Authority. In case the Portfolio is found not to be tax resident in Mauritius, the Portfolio may no longer be eligible for the benefits under certain provisions of the Treaty.

If the benefits of the Treaty are denied, gains derived by the Portfolio due to the sale of securities, may be subject to taxation in India at the applicable domestic tax rates.

Capital Gains Tax under the Act

Gains derived by the Portfolio (if taxable in India) and the Fund will be subject to tax as set out below. These rates are required to be further increased by applicable surcharge and education cess. Currently, foreign companies with income in excess of INR 100 million are liable to pay surcharge at the rate of 5% on tax while foreign companies whose total income is less than or equal to INR 100 million but greater than INR 10 million will be subject to surcharge at the rate of 2% on tax. Firms and limited liability partnerships with income in excess of INR 10 million are liable to pay surcharge at the rate of 12% on tax. All other categories of taxpayers (including trusts such as the Fund) are liable to pay surcharge at the rate of 15% on tax if their income exceeds INR 10 million, and at the rate of 10% on tax if their income exceeds INR 5 million but is less than or equal to INR 10 million. Further, an education cess of 3% on surcharge and tax is payable by foreign companies. The Finance Bill proposes to increase the rate of cess (to be renamed as health and education cess) to 4%.

●	Long-term capital gains arising from the sale of listed equity shares and units of “equity oriented” funds executed on a recognized stock exchange in India are tax exempt provided that the applicable securities transaction tax (“STT”) has been paid. STT is payable on certain on-market transactions (sale and purchase) ranging from 0.001% to 0.2% on the value of the transaction. The exemption of long-term capital gains shall be available only if the STT has also been paid at the time of acquisition of securities sought to be transferred, subject to prescribed conditions, e including inter alia, acquisitions by a Qualified Institutional Buyer, which includes a SEBI registered Category I and II FPI. The Finance Bill proposes to tax long-term capital gains in excess of INR 0.1 million arising to all investors including FPIs from an on-market transfer of listed equity shares or units of an equity oriented fund at the rate of 10%, provided that STT is paid (i) at the time of acquisition and transfer of equity shares;[2] and (ii) at the time of transfer of units of equity oriented funds.

The cost of acquisition of such assets shall be higher of (i) actual cost; and (ii) lower of (a) fair market value (“FMV”) as on 31 January 2018 (computed in terms of the prescribed valuation norms) and (b) full value consideration received on transfer of such shares, viz. Therefore, in effect, long-term capital gains accrued up to 31 January 2018 will continue to be exempt. Any benefit of indexation (i.e. any adjustment for inflation) or foreign currency fluctuation however, would not be accounted for.

Once enforced, this amendment will be effective from FY 2018-19 onwards. It has been clarified that any transfer of equity shares or units of an equity oriented fund made between 1 February 2018 and 31 March 2018 will continue to be exempt as per the extant provisions.

●	Short-term capital gains arising from the sale of listed equity shares and units of “equity oriented” funds executed on a recognized stock exchange in India provided that the applicable STT has been paid is 15%.

●	Long-term capital gains from the sale of Indian securities not executed on a recognized stock exchange in India, and other unlisted securities will be taxable at the rate of 10% in India. Short-term capital gains from sale of Indian securities not executed on a recognized stock exchange in India and other unlisted securities will be taxed at the rate of 30% in India.

The period of holding for determining whether there are long term or short term capital gains shall vary depending upon the type of securities. In case of listed shares of a company and other listed securities (other than units of mutual funds) and zero coupon bonds, the asset is characterized as a long-term capital asset if it is held for a period exceeding 12 months. However, other assets are treated as long-term capital assets only if they are held for a period exceeding 36 months (24 months for unlisted shares).

Change in Structure of Fund Investments in Indian Securities

The Fund has procured registration with SEBI as a Category II FPI to invest in India directly. The Portfolio intends to gradually liquidate its investments in Indian securities. It is expected that gradually, all the investments in Indian securities would be held directly by the Fund.

For investments made by the Fund directly in India or if the Fund chooses not to take any Treaty benefits for the investments made by the Portfolio after April 01, 2017, the Fund would be subject to tax in India at the applicable rate of domestic tax in India, subject to any relief available to it under the India – US Tax Treaty.

2 As per recent FAQs issued by the CBDT on 4 February 2018 on the applicability of the newly introduced Section 112A of the Act in terms of the Finance Bill, it has been clarified that the condition of payment of STT even at the time of acquisition shall not apply to a SEBI registered Category I and II FPI.

Impact on Fund Shareholders

Taxes imposed by India on gains realized by investors or the Fund could adversely affect its performance.

The Act levies capital gains tax on income arising from the transfer or redemption of shares / interest in a company / entity organized outside India which derives, directly or indirectly, its ‘value substantially’ from the assets located in India. The transferor in this case is required to withhold taxes and pay the same to the Government of India.

The shares shall be deemed to derive ‘substantial value’ from the assets located in India, if on the specified date, the value of Indian assets –

●	Exceeds INR 100 million; and

●	Represents at least 50% of the value of all the assets owned by the foreign company.

The capital gains will be taxable in India only to the extent that they are attributable to the Indian assets. Valuation rules have been prescribed in this regard.

Exemption to small shareholders - There would be no levy of Indian tax if the transferor, along with its related parties: (a) does not hold the right of management or control; and (b) holds less than or equal to 5% of the voting power or the share capital in the company / entity organised outside India which holds the Indian assets directly and whose shares are being transferred (i.e. direct holding company such as the Portfolio). In cases of transfer of shares/ interest in a foreign company or entity which holds the Indian assets indirectly (such as the Fund), the exemption is available if the transferor, along with its related parties: (a) does not hold the right of management or control in relation to the indirect holding company; and (b) does not hold any rights in the indirect holding company which would entitle it to either exercise control or management of the direct holding company or entitle it to voting power or share capital exceeding 5% in the direct holding company.

The Finance Act, 2017 has confirmed that the foregoing indirect transfer provisions shall not cover within their ambit, direct or indirect investments held by non-resident investors in FPIs that are registered as Category-I or Category-II (such as the Fund) with SEBI under the FPI Regulations. Thus, transfer or redemption of shares held by the investors directly or indirectly in such FPIs will not be subject to any tax / withholding tax in India.

Shareholders of the Fund who are U.S. persons (“U.S. shareholders’) may be ineligible to claim U.S. foreign tax credits for foreign taxes paid by the Fund. Even if a U.S. shareholder is eligible to claim the foreign tax credit for such taxes, limitations imposed by the Code would generally prevent a U.S. shareholder from using the foreign tax credit for taxes paid to India in respect of capital gains. Income and gains of the Fund for which a U.S. foreign tax credit is not available would be subject to two levels of tax – tax both at the Fund level in India and at the shareholder level in the United States..

Taxation of Dividends: Dividends paid by domestic companies are currently exempt from tax in the hands of non-resident shareholders (certain resident shareholders are required to pay tax on dividends received in excess of a prescribed threshold). Accordingly, the dividends earned by the Portfolio would be exempt from tax in India. However, the Indian portfolio companies declaring, distributing or paying dividends are required to pay a Dividend Distribution Tax (“DDT”) at an effective rate of 20.36% (subject to applicable surcharge and education cess) on a gross basis.

Further, based on a specific clarification issued by the Central Board of Direct Taxes in this regard, even if shares of the Portfolio derive ‘substantial value’ from India, any dividends distributed by the Portfolio to its shareholders / the Fund would not be considered as income accruing or arising in India and thus, would not be taxable in India.

Similarly, even if shares of the Fund derive ‘substantial value’ from India, any dividends distributed by it to its shareholders would not be considered as income accruing or arising in India and thus, would not be taxable in India.

Tax Residence in India: The Finance Act, 2015 has amended the Act to provide that a company shall be a tax resident in India in a given financial year if: (i) it is incorporated in India; or (ii) its ‘place of effective management’ (“POEM”) in that year is in India. The Finance Act, 2016 deferred the applicability of this amendment by one year and made it effective from 1 April 2016. POEM is defined to mean a place where key management and commercial decisions that are necessary for the conduct of the business of an entity as a whole are, in substance made. The Central Board of Direct Taxes has issued guidelines for determination of POEM of a company. In case a foreign company is treated to have its POEM in India, there is a risk of it being treated as a tax resident of India in which case its worldwide income could be taxed in India.

General Anti-Avoidance Rule (GAAR): The GAAR contained under the Act has been effective from April 1, 2017.Under the GAAR regime, once an arrangement or a transaction or any part thereof has been declared as an ‘impermissible avoidance arrangement’, the Indian tax authorities have been granted wide powers to disregard entities in a structure, deny treaty benefits, reallocate income and expenditure between parties to the arrangement, alter the tax residence of such entities and the legal situs of assets involved, treat debt as equity and vice versa.

The term ‘impermissible avoidance arrangement’ has been defined to mean an arrangement where the main purpose is to obtain a tax benefit, and it:

1.	creates rights, or obligations, which are not ordinarily created between persons dealing at arm’s length;

2.	results, directly or indirectly, in the misuse, or abuse, of the provisions of the Act;

3.	lacks commercial substance or is deemed to lack commercial substance, in whole or in part; or

4.	is entered into, or carried out, by means, or in a manner, which are not ordinarily employed for bona fide purposes.

Further, an arrangement shall be presumed, unless it is proved to the contrary by the taxpayer, to have been entered into, or carried out, for the main purpose of obtaining a tax benefit, if the main purpose of a step in, or a part of, the arrangement is to obtain a tax benefit, notwithstanding the fact that the main purpose of the whole arrangement is not to obtain a tax benefit.

An arrangement shall be deemed to lack commercial substance (amongst other factors) if:

1.	the substance or effect of the arrangement as a whole, is inconsistent with, or differs significantly from, the form of its individual steps or a part; or

2.	it involves or includes:

a)	round trip financing;

b)	an accommodating party;

c)	elements that have effect of offsetting or cancelling each other; or

d)	a transaction which is conducted through one or more persons and disguises the value, location, source, ownership or control of funds which is the subject matter of such transaction; or

3.	it involves the location of an asset or of a transaction or of the place of residence of any party which is without any substantial commercial purpose other than obtaining a tax benefit for a party; or

4.	it does not have a significant effect upon the business risks or net cash flows of any party to the arrangement apart from any effect attributable to the tax benefit that would be obtained.

However, it is provided that GAAR shall not apply, inter alia, to:

●	arrangements where the aggregate tax benefit in a relevant year, to all the parties involved, does not exceed INR 30 million;

●	registered FPIs that do not take any benefit under the applicable tax treaty; and

●	any income or gains on transfer arising to a person from investments made prior to 1 April 2017.

If the Indian tax authorities were to apply the GAAR to the Portfolio, this could result in the benefits under the Treaty being denied to the Portfolio, more particularly, if the Portfolio seeks to take benefit of the 50% concessional tax rate under the revised Treaty on gains arising during the Transition Period from the alienation of Indian shares acquired on or after 1 April 2017, exempt short term capital gains (and long-term gains post 1 April 2018) for shares acquired by the Portfolio before April 01, 2017 and exempt capital gains tax on sale of derivatives. Consequently, the application of GAAR could have an adverse impact on the taxability of the Fund and the returns to the Investors.

Indirect Transfer of Indian Assets. The Act levies capital gains tax on income arising from the transfer or redemption of shares/ interest in a company / entity organized outside India which derives, directly or indirectly, its ‘value substantially’ from the assets located in India. The transferor in this case is required to withhold taxes and pay the same to the Government of India.

The shares shall be deemed to derive ‘substantial value’ from the assets located in India, if on the specified date, the value of Indian assets –

●	Exceeds INR 100 million; and

●	Represents at least 50% of the value of all the assets owned by the foreign company.

The capital gains will be taxable in India only to the extent that they are attributable to the Indian assets. Valuation rules have been prescribed in this regard.

The Finance Act, 2017 has amended the Act to the effect that the indirect transfer provisions shall not be applicable to Category II Foreign Portfolio Investors like the Portfolio and the Fund.

Capital gains and business income classification: The Act clarifies, by way of an amendment, that the securities held by an FPI shall be treated as ‘capital assets’ and any income earned therefrom shall be treated as ‘capital gains’.

Minimum Alternate Tax: As per the Act, if the tax payable by a company is less than 18.5% of its adjusted book profits, it will be required to pay MAT at the rate of 18.5% of such book profits. The Act was amended by the Finance Act, 2015 whereby the income of foreign companies earned comprising of inter alia capital gains arising on transactions in securities, interest etc. shall not be subject to was excluded from the chargeability of MAT. The Act was further amended by the Finance Act, 2016 to specifically provide that a foreign company shall not be subject to MAT if the country of residence of the foreign company has entered into a tax treaty with India, and such company does not have a permanent establishment in India in terms of the tax treaty.

Therefore, in respect of the income accruing to the Portfolio and the Fund from its investments in Indian securities, the Portfolio and the Fund will not be subject to levy of MAT in India.

THESE TAX CONSEQUENCES ARE BASED ON THE CURRENT TAX LAW IN INDIA, TAXATION TREATY AND INTERPRETATION THEREOF. THESE PROVISIONS AND INTERPRETATIONS THEREOF ARE LIKELY TO CHANGE IN FUTURE IN WHICH CASE THE TAX CONSEQUENCES COULD CHANGE SUBSTANTIALLY. EACH PROSPECTIVE INVESTOR IS URGED TO CONSULT ITS OWN ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF THE PURCHASE AND OWNERSHIP OF THE SHARES.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income to the extent of a Fund’s current or accumulated “earnings and profits.” Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by such Fund as capital gain dividends (i.e., “capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. A Fund may designate certain dividends as derived from “qualified dividend income,” which, when received by an individual or other non-corporate shareholder, will be taxed at the rates applicable to long-term capital gain. Dividend income distributed to individual or other non-corporate shareholders will qualify as “qualified dividend income” as that term is defined in Section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from the applicable Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both such Fund and its shareholders. No Fund expects a significant portion of distributions to be derived from qualified dividend income. Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder invested in that Fund (and thus were included in the price the shareholder paid).

Distributions of earnings are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, designated by the Fund as “exempt-interest dividends,” a designation which the Funds generally do not expect to make). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for U.S. federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

The maximum long-term capital gain rate applicable to individuals generally is 20%. These tax rates are in addition to the 3.8% Medicare tax imposed on certain net investment income. See “Surtax on Net Investment Income,” below.

Dividends received by corporate shareholders that are reported by a Fund in a written statement furnished to shareholders may qualify for a 50% dividends received deduction with respect to the amount of qualifying dividends received by the Fund from domestic corporations and with respect to that portion (if any) of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Fund shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of such Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Special Tax Considerations

The following discussion relates to the particular U.S. federal income tax consequences of the investment policies of the Funds.

Passive Foreign Investment Companies

Funds that invest in non-U.S. securities may own shares in certain foreign investment entities, referred to as “passive foreign investment companies” (“PFICs”). In order to avoid U.S. federal income tax and an additional charge on a portion of any “excess distribution” from PFICs or gain from the disposition of PFIC shares, a Fund may elect to “mark-to-market” annually its investments in such entities, which will result in such Fund being treated as if it had sold and repurchased all the PFIC stock at the end of each year. As a result of the mark-to-market election, an electing Fund would report any such gains as ordinary income and would deduct such losses as ordinary losses to the extent of previously recognized gains. By making the mark-to-market election, an electing Fund could potentially mitigate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year it may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. An electing Fund may have to distribute this “phantom” income and gain to satisfy the distribution requirement and to avoid imposition of the excise tax described above. Alternatively, a Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC. As with the mark-to-market election, these amounts would be taken into account by an electing Fund for purposes of satisfying the distribution requirement and the excise tax distribution requirement. However, under proposed Treasury Regulations, QEF inclusions would not be qualifying income for a regulated investment company unless the earnings attributable to the inclusions are distributed to the regulated investment company in the year of the inclusion. In order to make a QEF election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income. Dividends paid by PFICs or by foreign corporations that were PFICs in the year preceding the payment of the dividends will not be eligible to be treated as qualified dividend income.

Non-U.S. Taxes

Each Fund that invests in non-U.S. securities may be liable to non-U.S. governments for taxes relating primarily to investment income or capital gains on non-U.S. securities in such Fund’s portfolio. If at the close of its taxable year more than 50% of the value of a Fund’s total assets consists of securities of foreign corporations (including foreign governments), such Fund may make an election under the Code that would allow Fund shareholders who are U.S. persons or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to non-U.S. countries in respect of non-U.S. securities held at least a minimum period as specified in the Code. If a Fund were eligible for and were to make the election, the amount of each shareholder’s distribution reported on the information returns filed by such Fund with the IRS must be increased by the amount of the shareholder’s portion of such Fund’s foreign tax paid. A shareholder’s ability to claim all or a part of a foreign tax credit or deduction in respect of non-U.S. taxes paid by a Fund would also be subject to certain limitations imposed by the Code.

If a Fund were to qualify as a “qualified fund of funds,” the Fund could be entitled to elect to pass-through its foreign tax credits without regard to the above described 50% requirement. For this purpose, the term “qualified fund of funds” means a regulated investment company if (at the close of each quarter of the taxable year) at least 50% of the value of its total assets is represented by interests in other regulated investment companies. The Funds make no assurances as to either the availability of any election discussed in this section or their willingness to make any such election.

Non-U.S. Currency Transactions

Transactions in non-U.S. currencies, non-U.S.-currency denominated debt obligations and certain non-U.S. currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may increase the amount and affect the timing and character of taxes payable by shareholders. Certain of a Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of such Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders of the Fund.

Financial Products

Each Fund’s investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income recognized by such Fund, defer such Fund’s losses, cause adjustments in the holding periods of such Fund’s securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Fund shareholders.

Some of a Fund’s investments, such as certain option transactions as well as futures transactions in foreign currency contracts that are traded in the interbank market, may be “section 1256 contracts.” Gains and losses on section 1256 contracts are generally treated as 60% long-term capital and 40% short-term capital, although certain foreign currency gains and losses from such contracts may be treated as entirely ordinary in character. Section 1256 contracts held by a Fund at the end of a taxable year are “marked to market” for income tax purposes, meaning that unrealized gains or losses are treated as though they were realized (and treated on the 60/40 basis described above).

Certain positions undertaken by a Fund may constitute “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by such Fund. Losses realized by a Fund that are part of a straddle may be deferred beyond the point in time that they are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Certain tax elections that a Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.

Rules governing the tax aspects of notional principal contracts in which a Fund may invest are not clear in various respects. As a result, the IRS could challenge a Fund’s methods of accounting for U.S. federal income tax purposes for such contracts, and such a challenge could affect the status of such Fund as a regulated investment company.

A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gains realized by a Fund, which is taxed as ordinary income to the shareholders when distributed. Short sales may also constitute “constructive sales,” which would result in taxable income before the short-sale positions are terminated.

Certain of a Fund’s hedging activities including its transactions in options, futures contracts and foreign currencies, are likely to result in a difference between such Fund’s book income and taxable income. This difference may cause a portion of a Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require such Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders.

Taxation of Certain Commodity-Linked Instruments

The ALPS|CoreCommodity Management CompleteCommodities Strategy Fund (the “CompleteCommodities Strategy Fund”) seeks to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and through investments in the Subsidiary. The IRS issued a revenue ruling in late 2005 which concluded that income and gain from certain commodity-linked swaps and commodity-linked derivatives is not qualifying income under Subchapter M of the Code. However, in a subsequent revenue ruling issued in 2006, the IRS indicated that income from alternative investment instruments (such as certain structured notes) that create commodity exposure may be considered qualifying income under the Code.

For federal income tax purposes, the Subsidiary will be treated as a controlled foreign corporation and the CompleteCommodities Strategy Fund will be treated as a “U.S. shareholder” of the Subsidiary. As a result, the CompleteCommodities Strategy Fund will be required to include in gross income for federal income tax purposes all of the Subsidiary’s “Subpart F income” within the meaning of Section 952 of the Code whether or not such income is distributed by the Subsidiary. The CompleteCommodities Strategy Fund expects that substantially all of the Subsidiary’s income will qualify as Subpart F Income. That Fund’s recognition of the Subsidiary’s “Subpart F income” will increase its basis in its shares of the Subsidiary. Distributions by the Subsidiary to the CompleteCommodities Strategy Fund will be tax-free, to the extent of its previously undistributed “Subpart F income,” and will correspondingly reduce the Fund’s basis in its shares of the Subsidiary. Under Treasury Regulations, Subpart F income from foreign subsidiaries would be treated as non-qualifying income for a regulated investment company except where the subsidiary distributes the income in the year that it is earned. Under Code Section 851(b) and Proposed Treasury Regulations thereunder, the CompleteCommodities Strategy Fund’s Subpart F income from the Subsidiary should be qualifying income for purposes of qualifying as a regulated investment company if the Subsidiary distributes such income to the Fund in the year in which it is earned. Accordingly, the Subsidiary intends to distribute all or substantially all of its Subpart F income to the Fund during the year in which it is earned.

The CompleteCommodities Strategy Fund has not obtained a ruling from the IRS with respect to its investments in commodity-linked notes or in the Subsidiary. If the IRS were to determine that CompleteCommodities Strategy Fund’s income derived from certain commodity-linked notes or from its investment in the Subsidiary does not constitute qualifying income, and if such position were upheld, the Fund might cease to qualify as a regulated investment company and/or may be required to reduce its exposure to such commodity-linked investments, which might result in difficulty in implementing its investment strategy. See “Taxation of the Funds,” above, concerning the consequences of failing to qualify as a regulated investment company.

Securities Issued or Purchased at a Discount

A Fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require that Fund to accrue and distribute income not yet received. In addition, payment-in-kind securities will give rise to income which is required to be distributed even though such Fund does not receive an interest payment in cash on the security during the year. In order to generate sufficient cash to make the requisite distributions, an effected Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. An effected Fund may realize gains or losses from such sales. In the event such Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Some debt obligations that are acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. Each Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income for U.S. federal income tax purposes.

High-Risk Securities

Each Fund may invest in debt obligations that are in the lowest rating categories or are unrated. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. The application of the U.S. federal income tax rules with respect to these types of investments is complicated and will depend upon the application of the law to facts that may be unclear, which may result in uncertainty about the U.S. federal income tax treatment of these investments (e.g., such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts, or worthless securities and how payments received on obligations in default should be allocated between principal and income). These and other related issues will be addressed by a Fund if it invests in such securities in order to seek to ensure that such Fund distributes sufficient income to avoid becoming subject to U.S. federal income or excise tax.

Real Estate Investment Trusts

A Fund’s investments in REIT equity securities, if any, may result in such Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from a REIT will reduce the amount of income available to be distributed to Fund shareholders. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

Tax-Exempt Shareholders

Under current law, each Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund. . For example, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the applicable Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or taxable mortgage pools (“TMPs”); or (2) shares in the applicable Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. If a charitable remainder trust (as defined in section 664 of the Code) realizes any UBTI for a taxable year, it will be subject to an excise tax equal to the amount of such UBTI. A Fund may invest in REITs that hold residual interests in REMICs or TMPs.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any non-corporate shareholder who fails to properly furnish such Fund with a correct taxpayer identification number (“TIN”) or who has under-reported dividend or interest income, and to any shareholder that fails to certify to such Fund that it is not subject to such withholding. The backup withholding tax rate is 24% for tax years beginning after December 31, 2017 and before January 1, 2026.

Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules from a payment to a shareholder generally may be refunded or credited against the shareholder federal income tax liability, if any, provided that certain required information is timely furnished to the Internal Revenue Service.

Cost Basis Reporting

Legislation passed by Congress in 2008 requires a Fund or its administrative agent to report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased on or after January 1, 2012 (“covered shares”), and redeemed, exchanged or otherwise sold on or after that date. In addition to the requirement (which applied historically and continues to apply) to report the gross proceeds from the sale of Fund shares, a Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from certain cost basis methods which have been accepted by the IRS, each Fund will use its default cost basis method.

In general, the cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Once a Fund shareholder has elected a cost basis reporting method, the election will apply to all future transactions in covered shares unless the shareholder revokes or changes the standing election. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The historical legal requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all Fund shares acquired through December 31, 2011, and which are sold on and after that date.

You should consult with your tax adviser regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Fund.

Surtax on Net Investment Income

A surtax of 3.8% applies to net investment income of an individual taxpayer and to the undistributed net investment income of certain estates and trusts, in each case if the taxpayer’s gross income as adjusted exceeds a certain amount. Net investment income includes interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a non-passive trade or business). Net investment income includes ordinary income and capital gain distributions received with respect to shares of a Fund and net gains from redemptions or other taxable dispositions of such Fund shares. Net investment income is reduced by deductions properly allocable to such income. Holders of Fund shares should consult their tax advisors regarding the effect, if any, of this legislation on their ownership and disposition of Fund shares.

Foreign Accounts

Under the Foreign Account Tax Compliance Act (or “FATCA”), foreign financial institutions as defined by FATCA (“FFIs”) or non-financial foreign entities as defined by FATCA (“NFFEs”) that are shareholders of a Fund may be subject to a 30% withholding tax on: (1) income dividends paid by the Fund, and (2) certain capital gain distributions and the proceeds of a sale of Fund shares paid after December 31, 2018. The FATCA withholding tax generally may be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and (b) by an NFFE, if it: (i) certifies that is has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them to the withholding agent (which may be the Fund). The U.S. Treasury has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Code under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the U.S. certification rules to avoid backup withholding described above.

Reportable Transactions

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not determine whether the taxpayer’s treatment of the loss is proper.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment in the Funds would have on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the U.S. federal income tax consequences of ownership of shares of a Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates (or a reduced rate of withholding provided by treaty).

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

Tax Cuts and Jobs Act

The Tax Cuts and Jobs Act enacted on December 22, 2017 (the “Act”) substantially alters the U.S. federal income tax rules. Although the Act does not specifically change the tax rules that apply to regulated investment companies, provisions of the Act may significantly affect investments in the Funds. Among many other tax changes introduced by the Act, the Act changes marginal income tax rates applicable to individuals and other taxpayers. The Act does not change the maximum federal income tax rates that apply to long-term capital gains recognized by noncorporate taxpayers, but it does alter the income thresholds at which such tax rates become applicable.

The Act also establishes a deduction of up to 20% for qualified business income from certain pass-through businesses. This deduction will not be available for income from regulated investment companies or “C” corporations, including the Funds. In addition, the Act generally lowers the income tax rate for “C” corporations by replacing graduated tax rates of 15% to 35% by a flat 21% rate.

DESCRIPTION OF THE TRUST

The Trust was organized as a Delaware business trust on November 30, 1993 and consists of multiple separate portfolios or series. The Board may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value.

The Trust consists of multiple separate portfolios or funds. When certain matters affect one fund but not another, the shareholders would vote as a fund regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by the fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a fund’s fundamental investment policies would be voted upon only by shareholders of the fund. Additionally, approvals of the respective Investment Advisory Contract and/or Management Contract are matters to be determined separately by each fund.

Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other fund to approve the proposal as to that Fund. The term “majority,” when referring to approvals to be obtained from shareholders of a fund means the vote of the lesser of (i) 67% of the shares of the fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Trust is not required to hold regular annual meetings of a fund’s shareholders and does not intend to do so. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a director or trustees is requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. The Trust Instrument provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose.

Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of each fund are entitled to receive the assets attributable to such Fund that are available for distribution, and a distribution of any general assets of the Trust not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder’s investment in such series. However, the Trust Instrument disclaims liability of the shareholders, Trustees or Officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligations entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder’s investment in the Fund.

OTHER INFORMATION ABOUT THE FUNDS

Custodian. The Bank of New York Mellon, located at One Wall Street, New York, NY 10286 (“BNY Mellon”), serves as Custodian for the ALPS | Kotak India Growth Fund as well as the Portfolio. State Street Bank and Trust Company, located at 225 Franklin Street, Boston, MA, 02171 (“State Street”), serves as Custodian for the ALPS | Red Rocks Listed Private Equity Fund, ALPS | WMC Research Value Fund, Clough China Fund, ALPS | CoreCommodity Management CompleteCommodities Strategy Fund (as well as the Subsidiary), the RiverFront Funds and ALPS | Metis Global Micro Cap Value Fund. As such, State Street and BNY Mellon each hold in safekeeping certificated securities and cash belonging to the respective Funds and, in such capacity, is the registered owner of securities in book-entry form belonging to the Funds. Upon instruction, State Street and BNY Mellon each receive and deliver cash and securities of the respective Funds in connection with portfolio transactions and collect all dividends and other distributions made with respect to portfolio securities. State Street and BNY Mellon each also maintain certain accounts and records of the Funds.

Transfer Agent. ALPS, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for the Funds. As Transfer Agent, ALPS has, among other things, agreed to (i) issue and redeem shares of the Funds; (ii) make dividend and other distributions to shareholders of the Fund; (iii) effect transfers of shares; (iv) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (v) facilitate the electronic delivery of shareholder statements and reports and (vi) maintain shareholder accounts. Under the Transfer Agency and Service Agreement, ALPS receives from the Trust an annual minimum fee and a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses. As described above, ALPS is an affiliate of APSD and the Adviser.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP serves as the Trust’s independent registered public accounting firm. Deloitte & Touche LLP is located at 1601 Wewatta Street, Suite 400, Denver, Colorado 80202.

Counsel. Davis Graham & Stubbs LLP serves as counsel to the Funds and is located at 1550 17th Street, Suite 500, Denver, Colorado 80202.

PERFORMANCE INFORMATION

Yield and Total Return. The Funds may from time to time include the yield and/or total return of its shares in advertisements or information in advertisements or information furnished to present or prospective shareholders.

Each Fund’s yield will vary from time to time depending upon market conditions, the composition of its portfolios and operating expenses of the Trust allocated to each Fund. These factors, possible differences in the methods used in calculating yield, and the tax exempt status of distributions, should be considered when comparing each Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of each Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in each Fund are specifically advised that share prices, expressed as the net asset value per share, will vary just as yield will vary. An investor’s focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

FINANCIAL STATEMENTS

The financial statements and financial highlights in the October 31, 2017 Annual Report (the “Annual Report”) of the Funds are incorporated in this SAI by reference. The financial statements and financial highlights in the Annual Report have been audited by Deloitte & Touche LLP, whose report thereon appears in the Annual Report. You can obtain additional copies of such Annual Report at no charge by writing or telephoning the Funds at the address or toll-free number on the front page of this SAI.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The Fund may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining the Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser’s view of their comparability to rated securities. The Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for the Fund does not mean that all securities held by the Fund will be rated in that category or higher. The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’ s, S&P or Fitch or, if unrated, determined by the adviser to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed-income securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured), interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and cither the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1,2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed: conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation: nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment-grade

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBS’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Investor Services, Inc

Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The use of credit ratings defines their function: “investment grade” ratings (international Long-term ‘AAA’ to ‘BBB-’ categories; Short-term ‘F1’ to ‘F3’) indicate relatively low to moderate credit risk, while those in the “speculative” or “non investment grade” categories (international Long-term ‘BB+’ to ‘D’; Short-term ‘B’ to ‘D’) either signal a higher level of credit risk or that a default has already occurred. Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Depending on their application, credit ratings address benchmark measures of probability of default as well relative expectations of loss given default. For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability. Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis. Securities, however, are rated taking into consideration probability of default and loss given default. As a result, for entities such as corporations security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security’s relative recovery prospects, as well as differences in ability and willingness to pay. While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment-grade securities and obligations, particularly at the lower end of the non-investment-grade ratings scale where Fitch often publishes actual Recovery Ratings, that are complementary to the credit ratings.

Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer. Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative

‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC

For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC

For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

For issuers and performing obligations, default is imminent.

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

●	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

●	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

●	the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’ or to Short-term ratings other than ‘Fl’. (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned: it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’

Paid-in-Full: denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

APPENDIX B

ALPS Advisors, Inc.

Proxy Voting Policy, Procedures and Guidelines

1.	Policy Statement & General Background

a.	Overview

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

b.	Policy Summary

With all advisory clients of AAI currently being investment companies registered under the 1940 Act, any assignment of voting authority over the Funds’ voting securities is typically delegated to AAI as the Funds’ investment adviser, or the Funds’ sub-adviser by the respective Funds’ Board of Trustees/Directors. If the Funds’ day-to-day investment decisions are performed by the Funds’ investment sub-adviser(s), Funds’ Board of Trustees/Directors may elect to delegate the responsibility of voting proxies to such sub-adviser to be voted in accordance to the sub-adviser’s proxy voting policies and procedures in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. For securities in the portfolio of a Fund that is managed by more than one sub-adviser, each sub-adviser shall make voting decisions pursuant to their own proxy voting policies and procedures, as adopted in conformance with the Advisers Act for their respective portions of the Fund’s portfolio, unless directed otherwise.

AAI has adopted and implemented the following policies and procedures, which it believes are reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients and (2) address material conflicts of interest that may arise. AAI will provide clients with a copy of its policies and procedures, as they may be updated from time to time, upon request. Information regarding AAI’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within AAI. Advisory clients may obtain information on how their proxies were voted by AAI. However, AAI will not selectively disclose its investment company clients’ proxy voting records to third parties; the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings or each investment company’s proxy voting record for 12-month periods ending June 30th.

c.	Policy

All proxies regarding client securities for which AAI has authority to vote will, unless AAI determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by AAI to be in the best interest of AAI’s clients. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as AAI determines in its sole and absolute discretion. There may also be instances where a fund relies upon Section 12(d)(1)(F), and by law, the fund may be required to vote proxies in the same proportion as the vote of all other shareholders of the acquired fund (i.e., “echo vote”). In the event a client believes that its other interests require a different vote, AAI will vote as the client clearly instructs, provided AAI receives such instructions in time to act accordingly.

AAI endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when AAI expects to routinely refrain from voting:

i.	Proxies will usually not be voted in cases where the security has been loaned from the client’s account and subsequently, AAI determines that the type of proxy issue is not material to shareholders. AAI will utilize the below considerations to determine if a security then on loan should be recalled for voting purposes. Decisions will generally be made on a case-by-case basis depending on whether, in AAI’s judgment,:

●	the matter to be voted on has critical significance to the potential value of the security in question;

●	the security represents a significant holding and whether the security is considered a long-term holding; and

●	AAI believes it can recall the security in time to cast the vote.

ii.	Proxies will usually not be voted in cases where AAI deems the costs to the client and/or the administrative inconvenience of voting the security outweigh the benefit of doing so (e.g., international issuers who impose share blocking restrictions).

AAI seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to guard against and manage conflicts of interest (refer to Section 2.b., Conflicts of Interest, below).

2.	Operating Procedures & Control Activities

Where proxy voting is delegated to the sub-adviser, the sub-adviser will adopt proxy voting policies and procedures in accordance in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. AAI has adopted the following proxy voting procedures and controls for any client securities which AAI has authority to vote on:

a.	Proxy Committee

AAI has established a Proxy Committee whose standing members are determined by AAI’s Chief Compliance Officer. These members participate as voting authorities on the Proxy Committee. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf. Additionally, the Proxy Committee regularly involves other associates (e.g., Fund CCO or Legal representative) who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee’s functions include, in part,

i.	direction of the vote on proposals where there has been a recommendation to the Proxy Committee not to vote according to the predetermined Voting Guidelines (stated in 2.c.i) or on proposals which require special, individual consideration in accordance with Section 2.c.iii.;

ii.	review periodically this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

iii.	development and modification of Voting Procedures, as stated in Section 2.d., as it deems appropriate or necessary.

b.	Conflicts of Interest

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by AAI, an AAI affiliate, or an AAI associate that creates an incentive (or appearance thereof) to favor the interests of AAI, the affiliate, or associate, rather than the clients’ interests. For example, AAI may have a conflict of interest if either AAI has a significant business relationship with a company that is soliciting a proxy, or if an AAI associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence AAI’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, AAI will seek to resolve it in the clients’ best interests.

AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. In providing proxy voting services to AAI, ISS provides vote recommendations on a pre-determined policy. Generally, AAI will vote proxies based on ISS’ pre-determined voting policy. In doing so, AAI demonstrates that its vote would not be a product of a conflict of interest as AAI would have little or no discretion on how the proxy was voted.

AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

c.	Proxy Voting Guidelines

i.	AAI’s Proxy Voting Guidelines – General Practices

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. AAI will use an independent, third-party vendor to implement its proxy voting process as AAI’s proxy voting agent. In general, whenever a vote is solicited, ISS or another independent third party will execute the vote according to AAI’s Voting Guidelines.

ii.	Ability to Vote Proxies Other than as Provided by Voting Guidelines

A portfolio manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption. The Proxy Committee may consider the matter including any potential conflicts of interest. A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Conflicts of Interest Disclosure and Certification Form - Appendix B to this policy).

iii.	Other Proxy Proposals

For the following categories of proposals either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with ISS’ or a an individual client’s guidelines.

●	New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

●	Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by ISS.

●	Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

●	Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. In general, AAI will refrain from voting such securities. However, in the exceptional circumstances that AAI determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

●	Proxies of Investment Company Shares. Proposals on issues other than those provided in Section 2.c.i will be voted on the specific instruction of the Proxy Committee.

●	Executive/Director Compensation. Except as provided in Section 2.c.i, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

●	Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

d.	Voting Procedures

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to affect the purposes of this Policy.

i.	AAI will use an independent, third-party vendor, to implement its proxy voting process as AAI’s proxy voting agent. This retention is subject to AAI continuously assessing the vendor’s independence from AAI and its affiliates, and the vendor’s ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with AAI’s proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor’s other clients and the owners, officers or employees of any such firm, on the one hand, and AAI’s clients, on the other hand. As means of performing this assessment, AAI will require various reports and notices from the vendor, as well as periodic audits of the vendor’s voting record and other due diligence.

ii.	ISS will provide proxy analysis and record keeping services in addition to voting proxies on behalf of AAI in accordance with this Policy.

iii.	On a daily basis, AAI or designee will send to ISS a holdings file detailing each equity holding held in all accounts over which AAI has voting authority.

iv.	AAI will complete a Vote Authorization Registration with ISS for any new client, which will describe how ballots will be executed on behalf of the client. In addition, AAI will complete and provide the client’s custodian bank with a Letter of Authorization. The letter will serve as notice that AAI has retained ISS to act as the voting agent for the securities held in the client’s account and will instruct the custodian bank to forward all ballots, meeting notices, and other proxy materials to ISS.

v.	ISS will receive proxy material information from Proxy Edge or the custodian bank for the account. This will include issues to be voted upon, together with a breakdown of holdings for AAI accounts. ISS will then reconcile information it receives from Proxy Edge and custodian banks. Any discrepancies will be promptly noted and resolved by ISS, with notice to AAI.

vi.	Whenever a vote is solicited, ISS will execute the vote according to AAI’s Voting Guidelines which will be delivered by AAI to ISS as set forth in Appendix A of these policies and procedures and anytime there is a material change to these guidelines.

●	If ISS is unsure how to vote a particular proxy, ISS will issue a request for voting instructions to AAI over a secure website. AAI personnel will check this website regularly. The request will be accompanied by a recommended vote. The recommended vote will be based upon ISS’ understanding of the Voting Guidelines previously delivered to ISS. AAI will promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. AAI will return a final instruction to vote to ISS, which ISS will record with Proxy Edge or the custodian bank as our agent.

vii.	Each time that ISS will send AAI a request to vote, the request will be accompanied by the recommended vote determined in accordance with AAI’s Voting Guidelines. ISS will vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote, or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IX.D.2.c.ii. In such situations, ISS will vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of AAI’s Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS will inform AAI of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee will be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

viii.	ISS will have procedures in place to ensure that a vote is cast on every security holding maintained by AAI on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients AAI will receive a report from ISS detailing AAI’s voting for the previous period.

e.	Securities Lending

Each Fund advised by AAI, where authorized by its respective Board, may engage in securities lending transactions, to the extent permitted by the Fund’s investment policies and limitations. The Adviser will be required to monitor for scheduled or anticipated proxy votes relating to securities on loan and determine whether the securities should be recalled from loan on the relevant record date. There may be situations where the Adviser may not be able to recall the security in time to cast the vote.

f.	Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy.  The Proxy Committee has ultimate responsibility for the implementation of this Policy.

g.	Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to AAI’s CCO, or designee. Issues involving potential or actual conflicts of interest should be promptly communicated to Compliance or Legal. Compliance will notify the Funds’ Chief Compliance Officer(s), if a material conflict of interest is deemed to have arisen.

h.	Monitoring

AAI’s Compliance Department is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Compliance Department’s monitoring will take into account the following elements: (1) periodic review of ISS votes to ensure that ISS is accurately voting consistent with AAI’s Proxy Guidelines; and (2) review of the Funds’ N-PX report to ensure that it’s filed in a timely and accurate manner. Additionally, AAI will review ISS’ conflicts of interest policies.

AAI’s Compliance Committee monitors proxy matters for its clients including monitoring material conflicts of interest identified.

i.	Availability of Proxy Policy and Voting Record

A summary disclosure regarding the provisions of this Policy will be available in AAI’s Form ADV, to the extent AAI is required to prepare Part 2 to Form ADV. Upon receipt of a Client’s request for more information, AAI will provide to the Client a copy of this Policy and/or how AAI voted proxies for the Client pursuant to this Policy for up to a one-year period.

AAI will not selectively disclose its investment company clients’ proxy voting records; rather, AAI will disclose such information by publicly available annual filings. AAI will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. AAI will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

●	The name of the issuer of the security;

●	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

●	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

●	The shareholder meeting date;

●	A brief identification of the matter voted on;

●	Whether the matter was proposed by the issuer or by a security holder;

●	Whether the company cast its vote on the matter;

●	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

●	Whether the company cast its vote for or against management.

j.	Other Recordkeeping Requirements

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

●	Proxy Committee Meeting Minutes and Other Materials (routine oversight matters are discussed within AAI’s Compliance Committee meetings and will be documented within the Compliance Committee’s materials);

●	Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations;

●	Conflicts of Interest Review Documentation, including Conflicts of Interest Forms; and

●	Client Communications Regarding Proxy Matters.

Records should be retained for a period of not less than six years.  Records must be retained in an appropriate office of AAI for the first three years.

Dated: November 29, 2006

Last Amended: December 1, 2017

Appendix A

Summary of Proxy Voting Guidelines

AAI has adopted Institutional Shareholder Services, Inc.’s (“ISS”) standard benchmark policy which allows ISS to apply the most appropriate underlying guideline for each respective ballot. ISS has created multiple guidelines to cover various markets, including, but not limited to: U.S., Canada, Europe, United Kingdom, Asia, Africa and Australia. AAI retains the right to override any of ISS’ guidelines on a case-by-case basis. A concise summary of ISS’ current Proxy Voting Guidelines can be found at: http://www.issgovernance.com/policy.

Appendix B

Conflicts of Interest Disclosure Form

PROXY VOTING CONFLICT OF INTEREST DISCLOSURE FORM

1. Company name:

2. Date of Meeting:

3. Referral Item(s):

4. Description of AAI’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:

5. Describe procedures used to address any conflict of interest:

Compliance will consider information about AAI’s significant business relationships, as well as other relevant information. The information considered by Compliance may include information regarding: (1) AAI client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the AAI investment division regarding the proxy matter. Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) AAI has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, AAI’s policy is to invoke one or more of the following conflict management procedures:

a.	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be AAI’s proxy voting agent);

b.	Causing the proxies to be delegated to a qualified, independent third party, which may include AAI’s proxy voting agent.

c.	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to AAI’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

AAI considers (1) proxies solicited by open-end and closed-end investment companies for which AAI or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for AAI. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest – Additional Procedures

AAI has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

a.	AAI’s Code of Ethics affirmatively requires that associates of AAI act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of AAI’s Clients.

b.	By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any AAI or ALPS associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

●	To disclose in writing to AAI’s Chief Compliance Officer any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how AAI will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of AAI or ALPS. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

●	To refrain from taking into consideration, in the decision as to whether or how AAI will vote proxies the existence of any current or prospective material business relationship between AAI, ALPS or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

c.	In certain circumstances, AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

6. Describe any contacts from parties outside AAI (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:

CERTIFICATION

The undersigned personnel of AAI certifies that, to the best of his/her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

Name:

Title:

Red Rocks Capital LLC

Proxy Voting Policy, Procedures and Guidelines

January 1, 2017

I.	OVERVIEW

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

II.	POLICY

Summary

Red Rocks Capital LLC (“RRC”) has adopted and implemented the following policies and procedures, which it believes are reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients and (2) address material conflicts of interest that may arise. RRC will provide clients with a copy of its policies and procedures, as they may be updated from time to time, upon request. Information regarding RRC’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within RRC. Advisory clients may obtain information on how their proxies were voted by RRC. However, RRC will not selectively disclose its investment company clients’ proxy voting records to third parties; the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings of each investment company’s proxy voting record for 12-month periods ending June 30th.

Policy

All proxies regarding client securities for which RRC has authority to vote will, unless RRC determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by RRC to be in the best interest of RRC’s clients without regard to any resulting benefit or detriment to RRC or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as RRC determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, RRC will vote as the client clearly instructs, provided RRC receives such instructions in time to act accordingly.

RRC endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when RRC expects to routinely refrain from voting:

1.	The portfolio managers make the determination that abstaining from voting on certain proxies are in line with Red Rocks’ goal to maximize shareholder value for its portfolio securities.

2.	Proxies will usually not be voted in cases where RRC deems the costs to the Client and/or the administrative inconvenience of voting the security outweigh the benefit of doing so (e.g., international issuers which impose share blocking restrictions).

RRC seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to guard against and manage conflicts of interest (refer to Conflicts of Interest below).

III.	PROCEDURES AND CONTROLS

Proxy Committee

Red Rocks’ has established a Proxy Committee whose standing members are determined by Red Rocks Chief Compliance Officer. These members participate as voting authorities on the Proxy Committee. Each standing member may designate a portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf. Additionally, the Proxy Committee may involve other associates who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee’s functions include, in part,

i.	reviewing votes on proposals where there has been a recommendation to the Proxy Committee not to vote according to the predetermined Voting Guidelines or on proposals which require special, individual consideration in accordance;

ii.	review periodically this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements; and

iii.	development and modification of Voting Procedures, as it deems appropriate or necessary.

RRC’s Investment Associates

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding RRC’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of RRC and within RRC on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest – Additional Procedures). A research analyst or portfolio manager must disclose to RRC’s Chief Compliance Officer in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Conflicts of Interest Disclosure and Certification Form - Appendix B to this policy). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation and communicating it to the Compliance Department. Research analysts and portfolio managers should seek advice from Compliance or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

Conflicts of Interest

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by RRC, an RRC affiliate, or a RRC associate that creates an incentive (or appearance thereof) to favor the interests of RRC, the affiliate, or associate, rather than the clients’ interests. For example, RRC may have a conflict of interest if either RRC has a significant business relationship with a company that is soliciting a proxy, or if an RRC associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence RRC’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, RRC will seek to resolve it in the clients’ best interests.

ERISA prohibits fiduciaries from acting on behalf of a plan in situations in which the fiduciary is subject to a conflict of interest. Thus, if Red Rocks determines that it has a conflict of interest with respect to the voting of proxies, it must either seek the Client’s informed direction or retain an independent person to direct Red Rocks how to vote the proxy in the best interests of the ERISA account.

For those proxy proposals that: (1) are not addressed by RRC’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) an RRC investment associate believes that an exception to the guidelines may be in the best economic interest of RRC’s clients (collectively, “Proxy Referrals”), RRC may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, Compliance will collect and review any information deemed reasonably appropriate to evaluate if RRC or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. RRC investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to RRC’s Chief Compliance Officer in writing (see Appendix B - “Conflicts of Interest Disclosure and Certification Form”). Compliance will consider information about RRC’s significant business relationships, as well as other relevant information. The information considered by Compliance may include information regarding: (1) RRC client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the RRC investment division regarding the proxy matter. Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) RRC has a material conflict of interest, or (2) certain individuals should be excused from participating in the proxy vote at issue, Compliance will inform one of the standing members of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, RRC’s policy is to invoke one or more of the following conflict management procedures:

1.	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be RRC’s proxy voting agent);

2.	Causing the proxies to be delegated to a qualified, independent third party, which may include RRC’s proxy voting agent.

3.	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to RRC’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

RRC considers proxies solicited by open-end and closed-end investment companies for which RRC or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for RRC. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest – Additional Procedures

RRC has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

1.	RRC’s Code of Ethics affirmatively requires that associates of RRC act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of RRC’s Clients.

2.	By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee and any RRC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

i.	To disclose in writing to RRC’s Chief Compliance Officer any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how RRC will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of RRC. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

ii.	To refrain from taking into consideration, in the decision as to whether or how RRC will vote proxies the existence of any current or prospective material business relationship between RRC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

3.	In certain circumstances, RRC follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. In the event that RRC determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

4.	Any potential conflict of interest should be reported on the Conflicts of Interest Disclosure Form (Appendix B).

IV.	PROXY VOTING GUIDELINES

RRC’s Proxy Voting Guidelines – General Practices.

RRC will use an independent, third-party vendor to implement its proxy voting process as RRC proxy voting agent. In general, whenever a vote is solicited, Institutional Shareholder Services (“ISS”) or another independent third party will execute the vote according to Red Rocks’ Voting Guidelines (which generally follow ISS recommendations).

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A (ISS Governance Proxy Voting Guidelines Summary).

Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined Proxy Voting Guidelines, as outlined by ISS. In this situation, he or she will document why such proxy should be voted other than according to such Guidelines.

If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s. The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

Other Proxy Proposals

For the following categories of proposals either the Portfolio Managers will determine how proxies related to all such proposals will be voted, or the proxies will generally be voted in accordance with ISS’ or an individual client’s guidelines.

1.	New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

2.	Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by ISS.

3.	Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

4.	Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. In general, RRC will refrain from voting such securities so that it may trade them during any such blocked period. However, in the exceptional circumstances that RRC determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Portfolio Managers and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

5.	Proxies of Investment Company Shares. Except as provided in predetermined Voting Guidelines, as described above, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Portfolio Managers.

6.	Executive/Director Compensation. Except as provided in predetermined Voting Guidelines, as described above, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Portfolio Managers.

7.	Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Portfolio Managers will consider the size of the company and the nature of its shareholder base.

V.	VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to affect the purposes of this Policy.

1.	RRC will use an independent, third-party vendor, to implement its proxy voting process as RRC’s proxy voting agent. This retention is subject to RRC continuously assessing the vendor’s independence from RRC and its affiliates, and the vendor’s ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with RRC’s proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor’s other clients and the owners, officers or employees of any such firm, on the one hand, and RRC’s clients, on the other hand. As means of performing this assessment, RRC will require various reports and notices from the vendor, as well as periodic audits of the vendor’s voting record and other due diligence.

2.	The proxy vendor will provide proxy analysis and record keeping services in addition to voting proxies on behalf of RRC in accordance with this Policy.

3.	On a weekly basis, RRC will send to the proxy vendor a holdings file detailing each equity holding held in all accounts over which RRC has voting authority.

4.	RRC will receive proxy material information from the proxy vendor. This will include issues to be voted upon, together with a breakdown of holdings for RRC accounts.

5.	Whenever a vote is solicited, the proxy vendor will execute the vote according to RRC’s Voting Guidelines which generally follow the ISS recommendations as set forth in Appendix A.

i.	If the proxy vendor is unsure how to vote a particular proxy, it will issue a request for voting instructions to RRC over a secure website. RRC personnel will check this website regularly.

6.	Each time that proxy vendor sends RRC a request to vote, the request will be accompanied by the recommended vote determined in accordance with RRC’s Voting Guidelines. The proxy vendor will vote as indicated in the request unless the client has reserved discretion, the Portfolio Manager(s) determines that the best interest of clients requires another vote, or the proposal is a matter as to which the Proxy Committee affords special, individual consideration. In such situations, the proxy vendor will vote based on the direction of the client, the Portfolio Manager(s) or the Proxy Committee, as the case may be. The interests of RRC’s Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way.

7.	The proxy vendor will have procedures in place to ensure that a vote is cast on every security holding maintained by RRC on which a vote is solicited unless otherwise directed by the Proxy Committee. Upon request, RRC will send our clients a report from the proxy vendor detailing RRC’s voting for the previous period.

VI.	SUPERVISION

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

VII.	ESCALATION

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to RRC’s Chief Compliance Officer. Issues involving potential or actual conflicts of interest should be promptly communicated to the CCO. The CCO will notify the Fund Chief Compliance Officer(s), if a material conflict of interest has arisen that deems the attention of the respective Fund Board(s).

VIII.	MONITORING

The Compliance Department is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Compliance Department’s monitoring will take into account the following elements: (1) periodic review of votes to ensure that the proxy vendor is accurately voting consistent with RRC’s Proxy Guidelines; and (2) review of fund website to ensure that annual reports are posted in a timely and accurate manner.

IX. AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in RRC’s Form ADV, Part 2A. Upon receipt of a Client’s request for more information, RRC will provide to the Client a copy of this Policy and/or how RRC voted proxies for the Client pursuant to this Policy for up to a one-year period. It is RRC’s policy not to disclose how it voted a client’s proxy to third parties.

With respect to its investment company clients, RRC will not selectively disclose its investment company clients’ proxy voting records. RRC will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. RRC will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

●	The name of the issuer of the security;

●	The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

●	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

●	The shareholder meeting date;

●	A brief identification of the matter voted on;

●	Whether the matter was proposed by the issuer or by a security holder;

●	Whether the company cast its vote on the matter;

●	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

●	Whether the company cast its vote for or against management.

Other Record Keeping Requirements

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records may include:

●	Proxy Committee Communications or Other Materials

●	Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations

●	Conflicts of Interest Review Documentation, including Conflicts of Interest Forms

●	Client Communications Regarding Proxy Matters

Records should be retained for a period of not less than six years. Records must be retained in an appropriate office of RRC for the first three years.

APPENDIX A

ISS Proxy Voting Guidelines Summary

RRC has adopted ISS’ standard benchmark policy which allows ISS to apply the most appropriate underlying guideline for each respective ballot. ISS has created multiple guidelines to cover various markets, including, but not limited to: U.S., Canada, Europe, United Kingdom, Asia, Africa and Australia.

A concise summary of ISS’ current Proxy Voting Guidelines can be found at http://www.issgovernance.com/policy.

APPENDIX B

Red Rocks Capital LLC

Proxy Voting Conflicts of Interest Disclosure Form

1. Company name:

2. Date of Meeting:

3. Referral Item(s):

4. Description of RRC’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:

5. Describe procedures used to address any conflict of interest:

Compliance will consider information about RRC’s significant business relationships, as well as other relevant information. The information considered by Compliance may include information regarding: (1) RRC client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the RRC investment division regarding the proxy matter. Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) RRC has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance will inform one of the standing members of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, RRC’s policy is to invoke one or more of the following conflict management procedures:

a.	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be RRC’s proxy voting agent);

b.	Causing the proxies to be delegated to a qualified, independent third party, which may include RRC’s proxy voting agent.

c.	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to RRC’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

RRC considers (1) proxies solicited by open-end and closed-end investment companies for which RRC or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for RRC. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest – Additional Procedures

 RRC has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

a.	RRC’s Code of Ethics affirmatively requires that associates of RRC act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of RRC’s Clients.

b.	By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee and any RRC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

i.	To disclose in writing to RRC’s Chief Compliance Officer any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how RRC will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of RRC. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

ii.	To refrain from taking into consideration, in the decision as to whether or how RRC will vote proxies the existence of any current or prospective material business relationship between RRC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

c.	In general circumstances, RRC follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party.

6. Describe any contacts from parties outside RRC (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:

CERTIFICATION

The undersigned employee of RRC certifies that, to the best of his/her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

Signature

Printed Name

Date

WELLINGTON MANAGEMENT’S PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition. Wellington Management also considers each proposal in the context of the issuer. industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.

STATEMENT OF POLICY

Wellington Management:

1)   Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2)   Votes all proxies in the best interests of the client for whom it is voting, i.e.. to maximize economic value.

3)   Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

RESPONSIBILITY AND OVERSIGHT

The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures. review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.

PROCEDURES

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts. casts votes based on the Guidelines and maintains records of proxies voted.

Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf. the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals. Investment Research conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process. each proxy is compared against the Guidelines. and handled as follows:

● Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by Investment Research and voted in accordance with the Guidelines.

● Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances. further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

● Absent a material conflict of interest. the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes. relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of. but not prevent. material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest. even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest. the matter must be reviewed by designated members of the Investment Stewardship Committee. who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.

OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment. the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

ADDITIONAL INFORMATION

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated:	1 January 2018

CLOUGH CAPITAL’S PROXY VOTING POLICIES AND PROCEDURES

Procedure Name:	Proxy Voting Procedures & Proxy Voting Guidelines
Related Policy:	Proxy Voting
Effective Date	June 15, 2004, revised July 22, 2016
Responsible Person:	Proxy Voting Administrator
Detailed Procedures:

1.0 Proxy Voting in General

Proxy votes for client accounts of Clough Capital will be handled by the Proxy Voting Administrator (typically an intern or Co-op), who will coordinate all required proxy votes through ProxyEdge, a Broadridge Financial Solutions product (“Broadridge”), which will be used to vote proxies according to the attached guidelines (Appendix A), prepare the information required in order for ALPS to make the required filings for the mutual fund, and then store them in ProxyEdge for the required period of time. For issues not addressed by the Proxy Voting Guidelines, or for those issues where a determination is made by one of the persons listed in section 4.0 that a vote according to the established Guidelines would not be in the economic interest of a client account, the Proxy Voting

Administrator will refer the matter to the Compliance Committee for resolution.

1.1 Use of Proxy Edge for Voting

ProxyEdge is an electronic voting service that helps simplify the management of proxies. The system manages the process of meeting notifications, voting, tracking, reporting, and record maintenance. ProxyEdge allows Clough Capital to manage, track, reconcile and report proxy voting through electronic delivery of ballots, online voting, and integrated reporting and recordkeeping to help satisfy SEC requirements. ProxyEdge provides proxy information through an automated electronic interface based on share positions provided directly to Broadridge by the client’s custodian, bank or broker-dealer.

2.0 Proxy Voting Administrator

The duties of the Administrator will include the following:

●        For new client accounts, confirm that Clough Capital will be voting proxies on the client’s behalf, then contact Broadridge to coordinate an electronic feed of securities holdings from the client’s custodian to ProxyEdge

●       Gather any physical proxies sent to Clough Capital for each of the securities held by a client account or fund and double check that they have been voted in ProxyEdge

●       Log on to the Proxy Edge system (www.proxyedge.com) to vote the proxies if they have not been voted

●       Submit proxies that are not addressed in the Guidelines to

PM’s/Analysts for their opinion

●       Run a proxy voting record for votes cast for the Clough Capital mutual funds on a quarterly basis to send to ALPS Fund Compliance

●       Run a full year report for the mutual funds at end of each proxy year (July 1st to June 30th) and send to ALPS to complete the Form N-PX for filing with SEC by August 31st (this may also be done by the Compliance Associate)

3.0 Proxy Voting Record Required

The following information must be recorded and saved by ProxyEdge for each proxy vote of each security:

●       Name of the issuer of the portfolio security

●       Exchange ticker symbol of the portfolio security

●       CUSIP for the portfolio security (if available)

●       Shareholder meeting date

●       Brief identification of matter voted on

●       Whether the matter is proposed by issuer or a security holder

●       Whether fund cast its vote on the matter

●       How the fund cast its vote (for/against/abstain)

●       Whether fund cast its vote for or against the management position on the issue

This information is required to be filed with the SEC electronically via Form N-PX for all registered investment companies (mutual funds) no later than August 31 for the most recent 12 month period ended June 30. This will be done by the fund’s administrator, ALPS Fund Services, for the mutual funds sponsored by Clough Capital, but ALPS will need this information from Clough. The information also needs to be sent to ALPS so it is available upon request by shareholders.

4.0 Contradiction to Proxy Voting Guidelines

For the proxy issues outlined in the attached Proxy Voting Guidelines, the Clough Capital voting position will generally be as listed, and these will be the default votes in ProxyEdge, unless an analyst, trader, or Partner of the firm believes that voting a particular proxy in accordance with the stated guideline would not be in the best economic interests of a client account, in which case that person should bring the matter to the attention of the Proxy Voting Administrator. The Administrator will then refer the matter to the Compliance Committee for resolution, at which time the Administrator can log on to ProxyEdge and over-ride the default voting option, if necessary. Votes in contradiction to the established Proxy Voting Guidelines will be documented in an appropriate memo to file.

4.1 Votes on Issues not listed in the Proxy Voting Guidelines

If a proxy vote is received and the Proxy Voting Administrator cannot find the particular issue to be voted on the Proxy Voting Guidelines, then the Administrator must summarize the issue and then bring it to the attention of the analyst covering that industry and the relevant portfolio manager for consideration. Once there has been a determination made as to how to vote the issue, the analyst should update the Proxy Voting Guidelines for guidance on future, similar issues.

5.0 Record Keeping Requirements

Clough Capital must keep accurate books and records, including those relating to proxy voting. The records that must be maintained in accordance with the Record Keeping Policy are listed under Records Produced below. The Proxy Voting Administrator will be responsible for ensuring that the records listed are maintained.

Records Produced:

●   Proxy statements received regarding client securities

●   Records of votes cast on behalf of clients (Reports from ProxyEdge)

●   Information gathered for the filing of Form N-PX

●   Form N-PX filed by August 31st of each year for preceding year ended June 30th

●   Records of client requests for proxy voting information, if any are sent to Clough Capital

●   Any documents prepared by Clough Capital that were material to making a decision how to vote or that memorialized the basis for the decision

Evidence of Supervision:

On a quarterly basis, the Compliance Officer will examine the proxy voting records in ProxyEdge and ensure that all proxies were voted in accordance with the Policy and documented accordingly, including any votes that presented a potential or actual conflict of interest. This information will be supplied to the Fund CCO as part of the Quarterly Compliance Certification.

Record Keeping:	Records will be maintained for 2 years on site and 3 years offsite, except for records for registered mutual funds, which will be maintained for 2 years on site and 4 years offsite.

Clough Capital Proxy Voting Guidelines

For the following proxy issues, the Clough Capital voting position will generally be as listed, unless an analyst, trader, or Partner of the firm believes that voting a particular proxy in accordance with the stated guideline would not be in the best economic interests of a client account, in which case that person should bring the matter to the attention of the Proxy Voting Administrator. The Administrator will then refer the matter to the Compliance Committee for resolution as outlined in the Proxy Voting Procedures.

Category of Issue	Issue	Clough Position	Rationale/Reasoning
Board of Directors	Election of Directors	Support Management Recommendations	Where no corporate governance issues are implicated
	Changes in Board of Directors (removals of directors; filling of vacancies; fixing size of board)	Support Management Recommendations	Management in best position to know if best for company
	Other Issues (e.g. Classified Board; Liability of Board; Qualification of Directors)	Generally Support Management Recommendations	So long as in best economic interests of clients
Capital Structure	Increase in common stock	Support Management Recommendations	Management in best position to know if best for company
	Reclassification of common stock	Support Management Recommendations	Management in best position to know if best for company
	Other Issues (e.g. Additional Shares; Stock Splits; Repurchases, etc.)	Generally Support Management Recommendations	So long as in best economic interests of clients
Corporate Governance	Addition or amendment of indemnification provisions in company’s charter or by-laws	Support Management Recommendations	Management in best position to know if best for company
	Other issues (e.g. Confidential Voting; Cumulative Voting; Supermajority Requirements)	Generally Support Management Recommendations	So long as in best economic interests of clients
Compensation	Compensation of Outside Directors	Support Management Recommendations	Management in best position to know if best for company
	Other Issues (e.g. Executive/Director stock option plans; Employee Stock Option Plans; Option Expensing)	Generally Support Management Recommendations	So long as in best economic interests of clients

Anti-Takeover Provisions	Shareholder rights plans (“Poison Pills”) (shareholder approval of or ratification of these types of plans)	Generally Support Management Recommendations	So long as in best economic interests of clients
	Other Issues (e.g. Reincorporation plans; Fair-Price Proposals, etc.)	Generally Support Management Recommendations	So long as in best economic interests of clients
Mergers & Acquisitions	Special corporate transactions (takeovers; spin-offs; sales of assets; reorganizations; restructurings; recapitalizations)	Generally Support Management Recommendations	So long as in best economic interests of clients
Social & Political Issues	Labor & human rights (global codes of conduct; workplace standards)	Generally Support Management Recommendations	Generally best not to impose these issues from the outside
	Other Issues (e.g. Environmental issues; Diversity & Equality; Health & Safety; Government/Military)	Support Management Recommendation	Generally best not to impose these issues from the outside
Miscellaneous Items	Selection of Independent Auditors	Support Management recommendation	Management in best position to know if best for company
	Other Issues (e.g. Limitation of non-audit services provided by independent auditors; Audit Firm Rotation; Bundled Proposals, etc.)	Generally Support Management Recommendations	So long as in best economic interests of clients

CoreCommodity Management, LLC Proxy Voting Policies and Procedures

CoreCommodity Management, LLC (“CoreCommodity”) may be responsible for voting on shareholder proxies and may do so only in accordance with the following Proxy Voting Procedures, in the best interest of a client and as agreed to by the advisory client.

GENERAL GUIDELINES

CoreCommodity relies on Institutional Shareholder Services (“ISS”), a privately-held company, whose ultimate owner is Vestar Associates VI, L.P., an affiliate of Vestar Capital Partners (“Vestar”), to research, vote and record all proxy ballots for Accounts over which CoreCommodity has proxy voting authority. CoreCommodity has adopted the ISS U.S. Proxy Voting Guidelines, as may be amended from time to time. In voting proxies, CoreCommodity is guided by general fiduciary principles. CoreCommodity ‘s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. CoreCommodity does not necessarily have an obligation to vote every proxy; for example CoreCommodity may forego voting proxies if the Account no longer holds the position at the time of the vote, or the cost of voting (such as in the case of a vote regarding a foreign issuer that requires being physically present to vote) outweighs the anticipated benefit to the Account. Similarly, in jurisdictions which permit “share blocking” or require additional documentation to vote proxies (such as a power of attorney), or require additional disclosure of ownership, CoreCommodity may choose to refrain from voting. CoreCommodity only votes the proxies delivered to it from custodians and generally does not vote proxies for shares that are out on loan to third parties, and generally will not seek to recall such shares in order to vote them.

How CoreCommodity Votes

CoreCommodity generally votes proxies in accordance with the ISS recommendations, and has informed ISS to vote in accordance with these recommendations unless otherwise specified by CoreCommodity. A portfolio manager may request that shares under his management be voted differently from the ISS recommendations, if he believes that such a vote would be in the best interest of the client(s). Such vote requests will be subject to the conflict of interest review described below.

Conflicts Of Interest

In furtherance of CoreCommodity’s goal to vote proxies in the best interests of clients, CoreCommodity follows procedures designed to identify and address material conflicts that may arise between CoreCommodity’s interests and those of its clients before voting proxies on behalf of such clients. Only votes which are not in accordance with the ISS recommendations are subject to these conflicts of interest procedures.

Procedures for Identifying Conflicts of Interest

CoreCommodity relies on the following to seek to identify conflicts of interest:

●	Personnel are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CoreCommodity with respect to voting proxies on behalf of client accounts both as a result of a personal relationship and due to special circumstances that may arise during the conduct of our business, and (ii) to bring conflicts of interest of which they become aware to the attention of our Chief Compliance Officer.

●	CoreCommodity is deemed to have a material conflict of interest in voting proxies relating to issuers that are our clients of and that have historically accounted for or are projected to account for a material percentage of our annual revenues.

●	CoreCommodity shall not vote proxies relating to issuers on such list on behalf of accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented.

Procedures for Assessing Conflicts of Interest and for Addressing Material Conflicts of Interest

All conflicts of interest identified pursuant to the procedures outlined above must be brought to the attention of the Compliance Officer for resolution. The Compliance Officer will work with appropriate CoreCommodity personnel to determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence CoreCommodity’s decision-making in voting the proxy. A conflict of interest shall be deemed material in the event that the issuer that is the subject of the proxy has a client relationship with CoreCommodity of the type described above. All other materiality determinations will be based on an assessment of the particular facts and circumstances. The Compliance Officer shall maintain a written record of all materiality determinations.

If it is determined that a conflict of interest is not material, CoreCommodity may vote proxies notwithstanding the existence of the conflict.

If it is determined that a conflict of interest is material, the Compliance Officer will work with appropriate CoreCommodity personnel to agree upon a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include:

●	disclosing the conflict to clients and obtaining their consent before voting;

●	suggesting to clients that they engage another party to vote the proxy on their behalf; or

●	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

Record Keeping And Oversight

CoreCommodity shall maintain the following records relating to proxy voting:

●	a copy of these policies and procedures;

●	a copy of each proxy form (as voted);

●	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

●	documentation relating to the identification and resolution of conflicts of interest;

●	any documents created by CoreCommodity that were material to a proxy voting decision or that memorialized the basis for that decision; and

●	a copy of each written client request for information on how CoreCommodity voted proxies on behalf of the client, and a copy of any written response by CoreCommodity to any (written or oral) client request for information on how CoreCommodity voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in CoreCommodity’s office.

In lieu of keeping copies of proxy statements, CoreCommodity may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

MONITORING

These Proxy Voting Policies and Procedures will be reviewed on a periodic basis. As part of the review, CoreCommodity will (i) review the capacity and competency of ISS, including the ability of ISS to make recommendations based upon materially accurate information, and (ii) consider any changes at ISS that may create new conflicts of interest, in each case as deemed necessary by CoreCommodity to ensure that CoreCommodity, acting through ISS, continues to vote proxies in the best interests of clients. Part of such review may include the periodic sampling of proxy votes made by ISS on behalf of CoreCommodity, generally or with respect to particular types of proposals, as deemed necessary by CoreCommodity. CoreCommodity may arrange with ISS that ISS will update CoreCommodity of business changes that CoreCommodity considers relevant (i.e., with respect to ISS’ capacity and competency to provide proxy voting advice) and conflicts policies and procedures.

RiverFront Proxy Voting Policy and Procedure

Proxy Voting

Issue

Investment advisers who exercise voting authority with respect to client securities must adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Finally, the Rule requires that the adviser disclose to clients how they may obtain information regarding voted proxies.

RiverFront votes proxies for certain of its clients; therefore, it has adopted and implemented this Proxy Voting Policy and Procedures.

Policy

RiverFront seeks to vote proxies in the interest of maximizing value for RiverFront’s clients. Proxies are an asset of a client, and as such should be treated with the same care, diligence, and loyalty as any asset belonging to a client. To that end, RiverFront (through Broadridge, as described below) will vote or withhold a decision to vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least.

If a client wishes to use any general or specific proxy voting guidelines, these should be discussed with the client’s Sponsor Firm. The Sponsor Firm may determine whether to allow these exceptions and how they will be implemented. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost; this type of request should also be discussed with the client’s Sponsor Firm. RiverFront will rely on information from the Sponsor Firm to process any exceptions to the guidelines and/or policy.

Procedures for Voting Proxies

RiverFront assumes voting responsibility for all accounts over which it has discretion, unless explicitly noted otherwise in the client’s Advisory Agreement or, for clients that are registered investment companies, the Sub-Advisory Agreement. RiverFront will generally cast votes for all shares for which it has voting authority.

In light of RiverFront’s fiduciary duties, and given the complexity of the issues that may be raised in connection with proxy votes, RiverFront has retained Broadridge Financial Solutions (“Broadridge”) to assist in the coordination and voting of client proxies. Broadridge specializes in providing a variety of fiduciary-level proxy-related services to investment managers. The services provided to RiverFront include timely delivery of meeting and record date information; proxy analysis through an electronic web-based vote execution platform; and detailed recordkeeping needs of RiverFront’s proxy voting function.

Broadridge will vote client proxies according to Glass Lewis & Co.’s (“Glass Lewis”) recommendations (described below). Glass Lewis is a leading provider of governance and engagement support services to institutional investors and corporations, offering research, proxy vote management, and technology platforms. The following guidelines will be followed:

●	Broadridge to monitor and keep track of all proxy votes; and,

●	Broadridge to vote pursuant to the guidelines suggested by Glass Lewis.

●	In certain limited circumstances, a proxy may be received from sources other than Broadridge. In such circumstances, RiverFront will forward the proxy to Broadridge.

Resolving Potential Conflicts of Interest

We recognize that conflicts of interest may arise for a variety of reasons, and the Investment Team will reasonably try to assess any material conflicts between RiverFront’s interests and those of its clients with respect to proxy voting. If the Investment Team detects a conflict of interest, Broadridge will use pre-determined guidelines and their research to make an objective voting decision.

Recordkeeping

RiverFront will maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The CCO will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

●	Clients are informed that they should direct proxy voting information requests to RiverFront.

●	Any request, whether written (including email) or oral, received by any Employee of RiverFront, must be promptly forwarded to the CCO or her designee, for processing. All written requests must be retained in a permanent file.

●	In order to facilitate the management of the proxy voting recordkeeping process, and to facilitate the dissemination of such proxy voting records to clients, RiverFront may distribute to any client requesting proxy voting information the complete proxy voting record for that client for the period requested.

●	RiverFront will furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). RiverFront will maintain a copy of the written record provided in response to client’s written (including email) or oral request.

●	Clients are permitted to request the proxy voting record for the five-year period prior to their request.

Glass Lewis Proxy Paper™ Guidelines (provided by Glass Lewis)

The purpose of Glass Lewis proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis evaluates its Proxy Paper™ Guidelines on an ongoing basis and formally updates the policy on an annual basis. These guidelines are maintained by RiverFront and incorporated into this policy by reference.

RiverFront reviews the Glass Lewis guidelines annually to ensure they are consistent with clients’ best interest. Additionally, RiverFront will review Glass Lewis’ policies and procedures regarding potential conflicts of interest to confirm that Glass Lewis remains independent and objective in the formation of its voting decisions. Lastly, RiverFront will periodically review a sample of proxy votes to test whether the votes were in compliance with Glass Lewis’ stated voting guidelines.

Proxy statements received regarding client securities:

Upon physical receipt of a proxy, it is forwarded to Broadridge for processing.

Note: RiverFront is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

Proxy voting records for proxies voted by Broadridge are available via ProxyEdge, which is a web-based database.

Disclosure

RiverFront will ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how clients may obtain information on how RiverFront voted proxies.

Responsibility

The CCO and/or her designees are responsible for managing the relationship with Broadridge, ensuring that proxies are being properly voted, and confirming that Broadridge is retaining the appropriate proxy voting records.

Kotak Mahindra Asset Management (Singapore) Pte. Ltd.

PROXY VOTING PROCEDURES AND GUIDELINES

The Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in an appropriate manner and should complement Kotak Mahindra Asset Management (Singapore) Pte. Ltd. (“KMAMS”/Kotak) investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in the funds managed by Kotak.

1. Proxy Voting Policies

i) If a fund is the beneficial owner of no more than 5% of an issuer’s outstanding securities, the following policies will apply:

Most of the securities held by a fund constitute a small percentage of the ownership of the issuer of such securities; therefore such issuers are not expected to be impacted by a fund’s proxy votes related to such securities. Accordingly, Kotak has determined that a fund’s interests will not be impacted by such proxy votes and that the benefits to a fund related to any such vote would be small and the costs associated with investigating how best to vote such proxies would exceed such benefits. Consequently, Kotak will not vote or evaluate proxies relating to a security if a fund is a beneficial owner of no more than five percent (5%) of the outstanding securities of such issuer. If however, it is believed that the subject matter of a proxy for any such security may nonetheless be material and that the vote may impact the outcome of a material event, Kotak shall vote the proxy in the same manner as outlined in (ii) below.

ii) If a fund or funds collectively is the beneficial owner of more than 5% of an issuer’s outstanding securities, the following policies will apply:

Kotak will evaluate proxies relating to a security if a fund is the beneficial owner of more than five percent (5%) of the outstanding securities of such issuer. Kotak shall vote these proxies in a manner that is in the best interest of the said fund. Only those factors that relate to a fund’s investment shall be considered, including how the result of the requested vote will economically impact and affect the value of the said fund’s investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, avoiding further expense of investigation and not voting at all on a presented proposal may be in the best interest of the said fund).

The voting preference to be followed are set out below:

Where proxy issues concern corporate governance, takeover defence measures, compensation plans, capital structure changes and so forth, Kotak shall pay particular attention to management’s arguments for promoting the prospective change. Kotak’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares of the Fund.

a.	Kotak will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

b.	Kotak will usually vote in favor of increases in capital which enhance a company’s long-term prospects. However, Kotak will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

c.	Kotak will usually vote in favor of proposals which will enhance a company’s long-term prospects. The firm will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, or where there is a material reduction in shareholder value.

d.	For routine proxies (e.g., in respect of voting at the Annual General Meeting of shareholders), Kotak’s position would be to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues shall be analyzed by Kotak as to whether this is in the interests of the Fund. If in doubt, the Compliance Department will be consulted for their advice. A decision is then made based on their judgment.

e.	Kotak shall consider votes on director nominees on a case-by-case basis.

f.	Kotak shall consider proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control

Where there is a Corporate Action with respect to a company’s shares and the holdings of all funds managed by KMAMS in that security exceed 5% of the company’s issued share capital, the Corporate Action shall be notified by the back office team of Kotak to the fund manager. The fund manager shall convey the voting intent to the back office team of Kotak which in turn shall instruct the custodian to participate in the proxy voting. A record of the decisions of the fund manager and the voting done by the custodian should be maintained by the back office team of Kotak.

Kotak will cast the vote through the custodian (in case of U.S. registered funds, the global custodian acting through its sub-custodian) of the said fund.

iii) Conflicts of Interest:

In exercising its voting discretion, Kotak and its employees shall avoid any direct or indirect conflict of interest raised by such voting decision. Kotak will provide adequate disclosure to the said fund if any substantive aspect or foreseeable result of the subject matter to be voted upon raises an actual or potential conflict of interest to Kotak or:

☐	any affiliate of Kotak. For purposes of these Proxy Voting Policies and Procedures, an affiliate means: (i) any person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with Kotak; (ii) any officer, director, principal, partner, employer, or direct or indirect beneficial owner of either 10% or greater equity or voting interest of Kotak; or (iii) any other person for which a person described in clause (ii) acts in any such capacity;

☐	any issuer of a security for which Kotak (or any affiliate of Kotak if Kotak is aware) acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

☐	any person with whom Kotak (or any affiliate of Kotak if Kotak is aware) has an existing, material contract or business relationship that was not entered into in the ordinary course of Kotak’s (or its affiliate’s) business.

(Each of the above persons being an “Interested Person.”)

For U.S. registered funds, Kotak shall keep certain records required by applicable U.S. law in connection with its proxy voting activities and shall provide proxy-voting information to the respective fund upon its written or oral request.

2. Proxy Voting Procedures

The procedures given below will have to be followed with respect to Proxy Voting.

When the custodian receives notification from the Issuer regarding a proxy voting, the custodian will inform the back office team of Kotak, who will then inform the fund manager of the fund. The fund manager will make the decision regarding the proxy. Upon being advised by the fund manager that it is necessary or desirable to vote on a particular matter relating to an investee company, the back office team of Kotak shall instruct the custodian regarding the proxy voting. The back office team of Kotak will obtain a confirmation from the custodian that Proxy Voting has been carried out as instructed.

For U.S. registered funds, in accordance with SEC Rule 204-2(c)(2), the back office team of Kotak shall retain in the respective fund’s file, the following:

☐	A record of the vote cast, if any (unless this record is retained by a third party for the benefit of Kotakand the third party is able to promptly provide Kotak with a copy of the voting record upon its request);

☐	A record recording the basis for the vote cast or if no vote is cast, a record of the analysis and determination that the cost of voting the proxy exceeds the benefit to the said fund of voting the proxy.

☐	A copy of any document created by Kotak or its employees that was material in making the decision on how to vote the subject proxy; and

☐	A copy of any Conflict Notice and/or conflict consent.

☐	A copy of the proxy statement received, unless retained by a third party for the benefit of Kotakor the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system; and

☐	A copy of any request or any other written communication (including emails or other electronic communications) to or from the said fund regarding the subject proxy vote cast by, or the vote recommendation of, Kotak.

The above copies and records shall be retained in the said fund’s file for a period not less than five (5) years (or in the case of an employee benefit plan, no less than six (6) years), which shall be maintained at the appropriate office of Kotak.

3. Proxy Voting – Approval Form

Proxy Voting – Approval Form (to be completed and signed* by the fund manager)

S. No.
1	Name of the Fund
2	Name of the investee company
3	Details of the matter being discussed in the proxy
4	Is the matter covered by the Proxy Voting Procedures and Guidelines of KMAMS?	( ) Yes	( ) No
5	If yes, is the vote being cast in deviation from the Proxy Voting Procedures and Guidelines of KMAMS?
6	What is the rationale for deviating from the Proxy Voting Procedures and Guidelines of KMAMS?
7	If the answer to question 4 is No then how do you plan to vote in the matter?
8	What is the rationale for your above decision?
9	Any other comments
Signature of Fund Manager: Name of Fund Manager: * (where proxy voting is exercised)		Signature of Approving Authority: Name of Approving Authority:

Metis Global Partners, LLC

Proxy Voting Policy

EFFECTIVE AS OF

October 1, 2017

Metis Global Partners, LLC

Proxy Voting Policy

Metis Global Partners, LLC (“Metis”) generally is responsible for voting proxies with respect to securities held in client accounts, including clients that are pension plans subject to the Employee Retirement Income Security Act of 1974 (“ERISA Plans”). This document sets forth Metis’ policy with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:

●	Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

●	Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

●	Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

I.	OBJECTIVE

Where Metis is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best interest of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts.

The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social, political, and environmental responsibility issues that in our view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of our clients and, thus, unless a client has provided other instructions, Metis generally votes in accordance with the recommendations of management and/or a third-party proxy service provider (see discussion below) on these issues, although, on occasion Metis abstains from voting on these issues.

When making proxy-voting decisions, Metis generally adheres to its Proxy Voting Guidelines (the “Guidelines”), as revised from time to time by Metis’ Proxy Voting Review Committee. The Guidelines are described generally in an insert to our Form ADV, Part II and on our website, and are made available to clients on request.

II.	ACCOUNTS FOR WHICH METIS HAS PROXY VOTING RESPONSIBILITY

Metis generally is responsible for voting proxies with respect to securities selected by Metis and held in client accounts. Metis’ form Investment Advisory Agreement provides that Metis is generally responsible for proxy voting unless the client has directed Metis to the contrary in writing. As a general rule, Metis does not, however, vote proxies for securities not selected by Metis but that are nevertheless held in a client account or where Metis otherwise is not vested with discretionary authority over securities held in a client account.

Although clients may reserve to themselves or assign to another person proxy voting responsibility, certain formalities must be observed in the case of ERISA Plans. Where authority to manage ERISA Plan assets has been delegated to Metis, this delegation automatically includes responsibility to vote proxies unless the named fiduciary that appointed Metis has expressly reserved to itself or another named fiduciary proxy voting responsibility. To be effective, a reservation of proxy voting responsibility for a given ERISA Plan should:

●	Be in writing;

●	State that Metis is “precluded” from voting proxies because proxy voting responsibility is reserved to an identified named fiduciary; and

●	Be consistent with the plan’s documents (which should provide for procedures for allocating fiduciary responsibilities among named fiduciaries).

I.	GOVERNING PRINCIPLES

Corporate Governance Principles

We believe well-governed companies should apply prudent principles to their corporate governance structure and demonstrate consistency with them through the decisions they make. Fundamental to a well-governed company is an appropriately structured and functioning board that is comprised of qualified and engaged directors. Accordingly, we believe all corporate boards of directors should display the following traits:

●	Act independently from management, free from conflicts of interest and in the best interests of the shareholders

●	Make decisions that are consistently in the best interests of the shareholders and be held accountable for such decisions and actions

●	Give the highest priority to shareholder rights and equality in treatment of shareholders

●	Evaluate management in an objective manner, ensuring that compensation programs are reasonable in size and commensurate with performance

●	Communicate with shareholders in a timely, responsive, and transparent manner

The Spirit of Voting

One of the most significant rights as shareholders is the right to vote their shares at a company’s annual and extraordinary meetings. In doing so, we ensure that our client’s votes are cast in a manner that is most consistent with our Proxy Voting Guidelines, and which are based on the underlying guiding principle of voting in the best economic interests of shareholders over the long term.

Our assessment process consists of consulting a variety of sources, including all relevant company filings and research materials provided by proxy advisors, as well as engagement with company management.

Principles-Based Voting Guidelines

Our Corporate Governance Principles and Proxy Voting Guidelines were developed to encourage companies to take the actions that we believe, in the long run, are in the best economic interest of the shareholders. We apply these fundamental principles when evaluating our guidelines:

●	Independence and Effectiveness of the Board of Directors

●	Alignment of Management and Director Remuneration

●	Protection of Shareholder Rights

We will analyze and consider individual company circumstances and their alignment with our Corporate Governance Principles. These Principles and Proxy Voting Guidelines are reviewed and updated on an annual basis.

Our view is that sound corporate governance creates a solid foundation for a company to properly identify and manage environmental and social issues impacting the long-term value and risks associated with its business. Accordingly, within the spectrum of ESG, we pay particularly close attention to governance structures and practices.

III.	ADHERENCE TO CLIENT PROXY VOTING POLICIES

Although clients do not always have proxy voting policies, if a client has such a policy and instructs Metis to follow it, Metis will follow those instructions except in any instance in which doing so would be contrary to the economic interests of the plan or otherwise imprudent or unlawful. In the case of ERISA Plans, Metis, as a fiduciary, is required to discharge its duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA). These documents include statements of proxy voting policy.

Metis must, to the extent possible, comply with each client’s proxy voting policy (unless in the particular situation voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

IV.	ARRANGEMENTS WITH PROXY SERVICE PROVIDERS

Metis presently utilizes Brandes Investment Partners, L.P. (“Brandes”) to coordinate with the Proxy Service Providers. Brandes uses the following firms as third-party proxy service providers (“PSP”) to assist in voting proxies.

●	Glass, Lewis & Co., LLC is a leading research and professional services firm that assists institutions globally that have investment, financial or reputational exposure to public companies. It provides research and recommendations for Brandes for voting on proxy proposals.

●	Institutional Shareholder Services Inc. (“ISS”) is a proxy research, advisory, voting and vote-reporting service that specializes in global proxy voting. ISS’ primary function with respect to Brandes is to appraise it of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals.

●	Broadridge Financial Solutions’ Proxy Edge service is an electronic proxy voting and vote-tracking service. Broadridge’s primary function with respect to Brandes is to apprise it of the shareholder meeting dates of securities holdings, forward copies of proxy materials, and vote proxies in accordance with our instructions.

Although Metis may consider Glass Lewis and others’ recommendations on proxy issues, Metis bears ultimate responsibility for proxy voting decisions. For ERISA Plans for which Metis votes proxies, Metis is not relieved of its fiduciary responsibility by following directions of a PSP or the ERISA Plans’ named fiduciaries or by delegating proxy voting responsibility to another person.

V.	CONFLICTS

Metis is sensitive to conflicts of interest that may arise in the proxy decision-making process. For example, conflicts of interest may arise when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Metis; (ii) Metis has material business relationships with participants in proxy contests, corporate directors or director candidates; or (iii) a Metis employee has a material personal interest in the outcome of a particular matter before shareholders.

Metis is committed to resolving all such and similar conflicts in its clients’ best interests. Metis has developed these policies and procedures to serve the best interests of its clients, and accordingly, will generally vote pursuant to its Guidelines when conflicts of interest arise. Proxy voting proposals that give rise to conflicts of interest that are not addressed by the Guidelines, will be evaluated on a case-by-case basis by the Corporate Governance Committee and the steps taken to address the issue will be documented in writing. If necessary, the Corporate Governance Committee will consult with an independent consultant or outside counsel to resolve any material conflicts of interest. Possible resolutions of such conflicts may include: (i) voting in accordance with the guidance of an independent consultant or outside counsel; or (ii) voting in other ways that are consistent with Metis’ obligation to vote in its clients’ best interests; or voting in accordance with the guidance of a PSP.

Brandes has taken various steps to neutralize potential conflicts that may arise with PSPs, such as Glass Lewis, that also provide other products and services to issuers. Each PSP has made a copy of its policies, procedures and practices regarding potential conflicts of interest available to Brandes and Metis. In addition, each PSP shall, on a periodic basis, provide Brandes with a list of those companies that have a business relationship with the PSP. Brandes exercises best efforts to compare this list to proxies it votes on behalf of clients so that potential conflicts of interest are made known at the time of voting proxies. In addition, Metis’ Proxy Voting Review Committee reviews, not less than annually, potential material conflicts of interest disclosed to Brandes by a PSP.

VI.	SPECIAL ISSUES WITH VOTING FOREIGN PROXIES

Although Brandes has arrangements with PSPs, voting proxies with respect to shares of foreign companies may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Logistical problems in voting foreign proxies include the following:

●	Often it is difficult to ascertain the date of a shareholder meeting because certain countries do not require companies to publish announcements in any official stock exchange publication.

●	Time frames between shareholder notifications, distribution of proxy materials, book-closure and the actual meeting date may be too short to allow timely action.

●	Language barriers will generally mean that an English translation of proxy information must be obtained or commissioned before the relevant shareholder meeting.

●	Metis will not vote shares of securities in jurisdictions that require the beneficial holders be registered in the company’s share registry.

●	Metis will not vote shares of securities in in which additional voting fees are incurred, for countries in which custodians do not offer a “proxy voting service”.

Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Metis may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

VII.	REPORTS

If requested, Metis provides clients with periodic reports on Metis’ proxy voting decisions and actions for securities in their accounts, in such forms or intervals as the clients reasonably request. In the case of ERISA Plans, the named fiduciary that appointed Metis is required to monitor periodically Metis’ activities, including our decisions and actions with regard to proxy voting. Accordingly, Metis provides these named fiduciaries on request with reports to enable them to monitor Metis’ proxy voting decisions and actions, including our adherence (as applicable) to their proxy voting policies.

VIII.	OPERATIONAL PROCEDURES

A.	Role of the Brandes Reorganization Department

Metis’ utilizes the Brandes Reorganization Department (“Brandes Reorg”) for the operational implementation of their Proxy Voting procedures. Brandes Reorg is primarily responsible for receiving, processing and voting proxies for securities held in the portfolios of the clients.

Once a client account is established, Brandes Reorg will monitor the client’s custodian to ensure that they forward proxy materials to Metis and certain PSPs. Brandes Reorg is also responsible for monitoring a PSP’s receipt and utilization of security positions on a regular basis to enable them to track meeting dates and notify Metis of upcoming meetings.

Brandes Reorg retains the materials received from various sources in a central location until the PSPs provide research and voting recommendations electronically. Brandes Reorg confirms that the correct amount of shares, as of the record date, is generally reflected on the proxy.

It is Metis’ general policy to have proxies voted at least forty-eight (48) hours prior to the deadline. Unfortunately, in some instances, proxy materials may be received with less than adequate time before the deadline, and in such cases, Metis uses reasonable efforts to exercise its vote.

Brandes Reorg also has procedures in place to access and compile information, for each client for which Metis votes proxies, providing the issuer’s name, meeting date and manner in which it voted on each proxy proposal. Brandes Reorg is also responsible for developing, on behalf of Metis procedures to help ensure compliance with Metis clients’ proxy voting policies and processes.

Once a PSP’s recommendations and associated research are received electronically, the recommendations and associated materials are reviewed by the Reorg Department for consideration. In determining how to vote a given proxy, Metis generally adheres to the Guidelines, as revised from time to time by the Corporate Governance Committee, except to the extent superseded by client proxy voting policies. Proposals not covered by the Guidelines and contested situations are, at the relevant analyst’s request, evaluated on case-by-case basis by a member of the Corporate Governance. The firm’s voting decisions are then communicated by Brandes Reorg to Broadridge, or other 3rd party voting agents.

B.	Disclosures of Proxy Voting Intentions

Metis and Brandes personnel should not discuss with members of the public how Metis intends to vote on any particular proxy proposal without the advance approval of Metis and Brandes’ General Counsel. This does not restrict communications in the ordinary course of business with named fiduciaries of ERISA Plans or other clients for which Metis votes proxies. Disclosure of Metis’ proxy voting intentions – especially where done with the purpose or effect of influencing the management or control of a company – could trigger various restrictions under the federal securities laws, including under the proxy solicitation, beneficial ownership and short-swing profit liability provisions of the Securities Exchange Act of 1934.

C.	Engagement Policy and Practices

Metis believes that sound governance practices and responsible corporate behavior contribute significantly to the long-term performance of public companies and the execution of proxies and voting instructions is an important mechanism by which shareowners can influence a company’s operations and corporate governance. We also believe that engaging in dialogue with companies can provide opportunities to improve long-term corporate performance. From time to time, Metis may be approached and engage in collective action with other investors when appropriate. Our preference is for positive engagement strategies that can utilize private communication, minimize public confrontation and attain a mutually beneficial resolution. While private collaborative communication remains our main engagement policy, it may involve many different activities, including, but not limited to, the following:

●	Withholding or voting against director(s);

●	Engaging in collective action with other investors when appropriate;

●	Supporting an election contest or change of control transaction.

IX.	SECURITIES SUBJECT TO LENDING ARRANGEMENTS

For various legal or administrative reasons, Metis is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client’s securities lending arrangement with the client’s custodian. Metis will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan are perceived to outweigh the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Metis may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the clients’ custodians for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Metis’ judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding, and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

X.	RECORDKEEPING

Brandes Reorg will maintain, on behalf of Metis, copies of the following records for a period of five years, the first two in an easily accessible place:

●	Copies of all policies and procedures relating to proxy voting;

●	Proxy related documents received regarding client securities;

●	Records of each vote cast on behalf of a client;

●	Copies of any document created by Metis that was material to making a decision how to vote proxies on behalf of the client or that memorializes the basis for that decision;

Brandes Reorg will integrate these requirements into desktop procedures. Metis will maintain copies of the following records for a period of five years, the first two in an easily accessible place. Copies of each written client request for information on how Metis voted proxies on behalf of the client, and a copy of any written response by Metis to any (written and oral) client request for information on how Metis voted proxies on behalf of the requesting client.

XI.	PROXY VOTING REVIEW COMMITTEE

●	No less frequently than annually, Metis shall, with the cooperation of Brandes, review and discuss the operation of Metis’ proxy voting procedures. The Compliance Officer or his/her designee;

●	A representative of the Brandes Reorg Department;

●	Member of Metis Investments Group

In reviewing the proxy voting procedures, Metis shall consider the operation of the policies and procedures since the previous review, including but not limited to the following areas:

●	Operational aspects of the policies and procedures (e.g., is information getting to the necessary people in a timely fashion or have any votes been missed);

●	Maintenance of all required records;

●	Performance of service providers;

●	Conflict of interest issues;

●	Any instances where Metis or Brandes has failed to comply with Metis’ policies;

●	Any suggested revisions to the policies and procedures.

XII.	PROXY VOTING GUIDELINES

The following guidelines have been developed with reference to, and guidance from Institutional Shareholders Services, Inc., (“ISS”) and our service provider, Brandes Investment Partners, L.P. Exceptions and modifications to these guidelines may occur with respect to issues that arise relating to certain companies and/or unique circumstances in certain countries.

A.	The Board of Directors

1.	Voting on Director Nominees in Uncontested Elections

We generally support the election of a company’s nominees for director and believe that the board’s nominating committee is in the best possible position to evaluate the qualification of directors and the needs of a particular board. Metis believes that the election of a majority of independent directors is critical to long term shareholder value. In determining whether to support a board nominee, we will consider the following factors:

●	Long-term corporate performance record relative to industry peers;

●	Composition of board and key board committees;

●	Preference for a board to be represented by at least a majority of independent directors;

●	Preference that Audit, Compensation and Nominating Committees be 100% independent;

●	Nominee’s attendance at meetings (past two years);

●	Nominee’s investment in the company;

●	Whether a retired CEO sits on the board;

●	Whether the chairman is also serving as CEO;

●	Disclosure of Director Names;

●	Director tenure;

●	Board diversity

●	Board responsiveness; and

●	Material failures in governance, environmental and social risk oversight;

●	Corporate governance provisions and takeover activity;

●	Board decisions regarding director and executive compensation;

●	Interlocking directorships;

●	Directors’ other board positions held in publicly listed companies. As a general rule we prefer that:

○	Non-Executive Directors (NED) should hold no more than a total of 5 board appointments. We prefer that a Director who serves as an Executive Officer of any public company should hold no more than two other public company board seats;

○	Chairmen should not hold other executive positions or more than one other chairmanship position. They may, however, hold up to two other non-executive directorships;

○	NEDs who do not hold executive or chairmanship positions should not hold more than four other non-executive directorships.

2.	Voting on Director Nominees in Contested Elections

We review on a case-by-case basis the directors nominated for election in contested elections, considering the following factors:

●	Long-term financial performance of the target company relative to its industry;

●	Management’s track record;
●	Background to the proxy contest;
●	Qualifications of director nominees (both slates);
●	Strategic plan of dissident nominated directors and quality of critique against management;
●	Likelihood that the proposed goals and objectives can be achieved (both slates);
●	Ownership Structure;
●	Director tenure;
●	Board diversity
●	Board Responsiveness;
●	Current composition of the board;Material failures in governance, environmental and social risk oversight.

3.	Voting on Director Nominees by Bundled Slate

In countries where directors are voted on by slate, we will generally vote against the board of directors when presented as a slate and there is no disclosure on the individual directors.

Disclosure of director background, experience, performance and accountability to shareholder interests is favored in order that shareholders may vote appropriately for the most qualified director nominees who would add value to the oversight of the company. If the combined effect is positive, we support such proposals.

4.	Separating Chairman/CEO

We will generally vote for resolutions to separate the Chairman and CEO positions unless the company has a strong countervailing governance structure, which includes an independent lead director that is elected by and from the independent board members with clearly delineated duties, a minimum two-thirds independent board, all key committees comprised of independent directors, and established governance guidelines. While we generally support the separation of the CEO and Chairman positions, though we may allow for flexibility in cases where there are important compelling reasons for retaining a combined chair/CEO, such as negative effect the separation would have on a company’s competitive position or shareholder value.

5.	Majority of Independent Directors

We generally vote for shareholder proposals that request that the board be comprised of a majority of independent directors. In determining whether a director is independent or not we take into consideration both compliance with any applicable independence listing requirements as well as the profile of the director. We will look at the mix of director traits, qualifications, experiences and skill sets that will allow them to effectively evaluate the company and its executives.

We generally vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

6.	Stock Ownership Requirements

We generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

7.	Term of Office

We generally vote against shareholder proposals to limit the tenure of outside directors.

8.	Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

9.	Majority-Supported Shareholder Proposals – Board Responsiveness

We will consider a recommendation on withholding votes from board members who fail to take action on shareholder proposals supported by a majority of votes cast or a majority of shares outstanding in the previous year, on a case-by-case basis. A vote to withhold votes will be based, in part, on the following principles:

●	Our “withhold” policy applies to incumbent board members and excludes new nominees to the board (i.e., those being nominated for the first time).

●	A board ignoring two different majority-supported proposals in the previous year will face a “withhold” recommendation.

●	If after two or more years of majority votes the proposal is not resubmitted, our decision to continue withholding votes in subsequent years will be case-by-case, based on whether or not shareholders are still engaging the company on the issue in some manner, such as a “vote no” campaign.

10.	Majority Vote Standard

We generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. We vote against if no carve-out for plurality in contested elections is included.

B.	Auditors

We generally rely on the judgment of the board’s audit committee in selecting the independent auditors that will provide the best service to the company. In doing so, we generally vote for the ratification or reappointment of the company’s auditor unless:

●	The auditor has a significant professional or personal relationship with the issuer that compromises the firm’s independence;

●	There is reason to believe the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; or

●	There have been recent material restatements of annual financial statements under the same auditor;

●	The auditors receive a significant amount of compensation for non-auditing activities or consulting activities, i.e. greater than 50%.

C.	Proxy Contests, Tender Offer Defenses, and Miscellaneous Governance Provisions

1.	Board Structure: Staggered or Classified vs. Annual Elections

We vote against proposals to classify the board, and we will generally vote for proposals to repeal classified boards and to elect all directors annually.

2.	Shareholder Ability to Remove Directors

We vote against proposals that provide that directors may be removed only for cause. We vote for proposals to restore shareholder ability to remove directors with or without cause.

We vote for proposals that require director nominees to be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, provided such proposals include adequate provisions which address vote standards in contested elections of directors.

3.	Cumulative Voting

We will generally vote against proposals to eliminate cumulative voting and will generally vote for proposals to provide for or restore cumulative voting unless the company currently provides for Proxy Access or a similar structure or has adopted a Majority Vote Standard.

4.	Shareholder Ability to Call Special Meetings

We vote against management or shareholder proposals to restrict or prohibit shareholder ability to call special meetings.

We vote for management or shareholder proposals that remove restrictions on the right of shareholders to act independently of management. In determining whether to support a proposal, we will consider the following factors:

●	Shareholder’s current right to call special meetings;
●	Minimum threshold to call special meeting (5% preferred);
●	Presence of prohibitive language (hurdles);
●	Current voting / Capital structure;
●	Management’s response to previous shareholder proposals;
●	Market capitalization;
●	Percentage ownership of shareholder sponsoring the proposal;
●	Presence of anti-takeover protections.

5.	Shareholder Ability to Act by Written Consent

We vote against management or shareholder proposals to restrict or prohibit shareholder ability to take action by written consent. We vote for management or shareholder proposals to allow or make easier shareholder action by written consent.

6.	Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. We generally vote for shareholder proposals to redeem a company’s poison pill. We generally vote against management proposals to ratify a poison pill. We generally advocate withholding votes from board members who adopt or renew dead-hand poison pills or their variants.

7.	Greenmail

We vote generally for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments, unless the proposals are bundled with other charter or bylaw amendments.

8.	Unequal Voting Rights

We vote against dual class exchange offers. We vote against dual class recapitalizations.

9.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws or to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote. We vote for shareholder proposals to repeal or lower supermajority shareholder vote requirements.

In determining whether to support a proposal, we will also consider the following factors:

●	Current ownership/voting structure;
●	Quorum requirements;
●	Current Supermajority vote requirements.

10.	Confidential Voting

We vote for proposals that request corporations adopt confidential voting, use independent tabulators and use independent inspectors of elections.

11.	Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

12.	Bundled Proposals

We review on a case-by-case basis, bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

13.	Notification of Shareholder Meetings and other Regulatory Changes

We will generally vote against specific proposals that reduce meeting notification timeframes for general or extraordinary meetings.  These meetings may contain proposals that may adversely affect shareholder rights and may not allow shareholders adequate time to receive ballots, review issues and submit votes.

We will generally vote for regulatory changes that do not adversely affect shareholder’s interests.

14.	Proxy Access

Vote case-by-case on proposals to enact proxy access, taking into account, among other factors:

●	The ownership thresholds proposed in the resolution (i.e., percentage and duration);
●	The maximum proportion of directors that shareholders may nominate each year; and
●	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

15.	Miscellaneous Governance Provisions

All other governance related issues not specifically addressed elsewhere in these Guidelines are voted on a case-by-case basis upon evaluating each proposal on its merits, based on the particular facts and circumstances.

16.	Other Business

We generally vote against vague or open-ended proposals, or any blanket proposals containing a mention of “other business”, to be brought up at the physical meeting.

D.	Capital Structure

1.	Common Stock Authorization

We review on case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

We generally vote against proposed common stock authorizations that increase the existing issued share capital by more than 100% unless a clear need for the excess shares is presented by the company. We generally vote against proposed common stock authorizations without preemptive rights that are in excess of 5% of the company’s issued share capital.

We generally vote against proposals to abolish preemptive rights, on proposed common stock authorization without preemptive rights that are in excess of 5% of the company’s issued share capital.

In determining whether to support a proposal, we will consider the following factors:

●	Past performance

○	Current governance structure;

○	Previous use of authorized shares over last three years;

○	1-3 year total shareholder return.

●	Current request rationale

○	Specific reason(s) for the issuance disclosed in proxy statement;

○	Dilution risks to shareholders when not approving the request;

○	Existence of a class of stock with superior voting rights.

2.	Stock Distributions: Splits and Dividends

We vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3.	Blank Check Preferred Authorization

We vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights. We review on a case-by-case basis, proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights. We review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

4.	Shareholder Proposals Regarding Blank Check Preferred Stock

We vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

5.	Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6.	Debt Restructurings

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. We consider the following issues:

●	Dilution -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

●	Change in Control -- Will the transaction result in a change in control of the company?

●	Bankruptcy -- Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we vote for proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

7.	Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms and the repurchase cannot be used for takeover defenses.

E.	Executive and Director Compensation

In general, we vote on a case-by-case basis on executive and director compensation plans with the view that viable compensation programs reward the creation of shareholder wealth by having high payout sensitivity to increases in shareholder value. In markets where certain plan terms require disclosure and a company has not disclosed this information, we generally vote against plans due to substandard disclosure.

In evaluating a compensation plan, we consider equity-based compensation along with the cash components of pay and attempt to determine the dilutive effect both on shareholder wealth and on voting power. However, in recognition of the fact that it is difficult, if not impossible, for us to develop specific quantitative rules regarding compensation plans that apply to all companies; we instead tend to focus on the following:

●	The process used by a company to establish compensation plans. Is it fundamentally sound (i.e., is the process logical; are outside experts employed) and replete with independence?

●	The structure of the overall compensation program. Does the total potential compensation (cash and non-cash elements) appear reasonable and fair for this company and industry?

●	The link between compensation and the creation of long-term shareholder value. Does the plan:

●	Incentivize long-term thinking and stewardship of the company instead of focusing on achieving short-term metrics?

●	Provide for adequate compensation to attract and retain competent managerial talent suitable to the challenges and opportunities faced by the individual company?

●	Directly tie incentive compensation to performance with above-average rewards only being earned if shareholders are being rewarded with above-average corporate performance?

●	Include downside potential as well as upside rewards without the possibility for a material “second chance” (i.e. repricing of options)?

●	Measure performance on clearly objective criteria that are consistent with increases in shareholder value (i.e., ROIC, EVA, TSR, etc.)?

●	Require significant ongoing share ownership by the executive or director?

1.	Advisory Vote on Executive Compensation (Management “Say on Pay”)

In cases where a company has adopted an Advisory Vote on Executive Compensation, we will generally vote on a case-by-case basis, considering the above mentioned factors.

We will generally vote for shareholder sponsored Say-on-Pay proposals, calling for advisory votes on executive compensation, unless the company currently provides for Proxy Access or a similar structure and/or has adopted a Majority Vote Standard.

2.	Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)

We generally vote for proposals to require annual executive advisory votes on compensation.

We will generally vote on a case-by-case basis, on standing members of the board or compensation committee, in instances where the board of directors implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting, we consider the following issues:

●	If the proposal received a plurality or majority;

●	The company’s ownership structure;

●	The previous year’s support level of the MSOP proposal;

●	The company’s rationale for selecting a frequency different than shareholders supported.

In the case where companies maintain poor compensation policies year after year without showing any steps to address the issues, we may also vote against members of the compensation committee.

3.	Advisory vote on Golden Parachute Arrangements

We generally vote on a case-by-case basis on golden parachute arrangements, taking into account executives position, amount of payments and other triggers

4.	Discounted Options and Restricted Stock

We oppose discounted options and restricted stock without performance criteria, with the exception of restricted stock in U.S.-style stock option plans, which will be reviewed on a case-by-case basis. We consider supporting option plans that allow for discounted options if exercise is contingent on the achievement of well defined and challenging performance criteria.

5.	Option Repricing

We generally oppose the repricing of options, which includes all of the following that constitute repricings:

●	Reduction in exercise price of outstanding options;

●	Cancellation and regrant of options at lower exercise prices. This will include 6&1 (six-month and one-day) cancellations/regrants and bullet options (a type of 6&1 with accelerated vesting);

●	Substitution of restricted stock for underwater options;

●	Buyback of underwater options and issuance of new awards.

6.	Performance-Based Stock Options

We will examine shareholder proposals advocating the use of performance-based stock options on a case-by-case basis. Voting decision will therefore take into account the following:

●	Whether the proposal mandates that all awards be performance-based;

●	Whether the proposal extends beyond executive awards to those of lower ranking employees;

●	Whether the company’s stock-based compensation plans meet certain shareholder value transfer criteria and do not violate our repricing guidelines.

7.	Plan Amendments

We generally vote for amendments that improve the overall structure of given compensation plan, even if the underlying plan does not necessarily meet our guidelines.

F.	Mergers and Corporate Restructurings

1.	Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

●	Anticipated financial and operating benefits;

●	Offer price (cost vs. premium);

●	Prospects of the combined companies;

●	How the deal was negotiated; and

●	Changes in corporate governance and their impact on shareholder rights.

2.	Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, issuer name change and asset sales are considered on a case-by-case basis.

3.	Spin-offs

Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4.	Asset Sales and Liquidations

Votes are made on a case-by-case basis after considering the impact on the balance sheet, appraisal of and value received for the asset(s), compensation plan for executives managing the liquidation and potential elimination of diseconomies, or any alternatives.

5.	Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.	Reincorporation

Proposals to change a company’s state or country of incorporation are reviewed on a case-by-case basis, giving consideration to both financial and corporate governance factors including the reason for reincorporation, a comparison of the governance provisions, the presence of anti-takeover protections and jurisdictional laws, and potential economic costs and benefits.

H.	Money Market Funds

For money market funds in which we have not selected the fund, we will not review proxies, but instead we will vote with the recommendations of a third party proxy service provider on all proposals.

I.	Social, Political and Environmental Issues

In the case of social, political and environmental responsibility issues that in our view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of our clients and, thus, unless a client has provided other instructions, we generally vote in accordance with the recommendations of the relevant PSP on these issues, although, on occasion we abstain or vote against these issues. Generally speaking, we will consider supporting well targeted proposals addressing concerns that are particularly relevant for a company’s business and have not been adequately addressed by management.